UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21714

MML Series Investment Fund II

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082

(Address of principal executive offices) (Zip code)

Jeffrey M. Dube

100 Bright Meadow Blvd., Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

Item 1. Reports to Stockholders.

# MML Series Investment Fund II
## Annual Report

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

*This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.*

December 31, 2014

MassMutual
FINANCIAL GROUP®

We'll help you get there®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Jeffrey M. Dube

“At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms.”

December 31, 2014

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2014. U.S. stocks and bonds rose in 2014, with stocks reaching new heights and outperforming their foreign counterparts by a considerable margin. The accelerating expansion of the U.S. economy provided an accommodative investing environment that stood in sharp contrast to the challenges faced by some of the world’s other large economies in Europe and the Far East.

The performance of U.S. equity markets during 2014 was encouraging, but the volatility that resurfaced during the fourth quarter and the struggles of some foreign markets serve as ongoing reminders that retirement investors should not focus on short-term performance – but rather on making investment decisions that are based on their long-term goals and objectives. Individuals who are saving for retirement may have the advantage of not needing to access their funds in the short term. Even those who have begun withdrawing their retirement savings may choose to have the majority of their account balance remain invested, since retirement can last for decades. We believe retirement investors give themselves a greater opportunity to reach their retirement income goals when they follow certain investment guidelines, such as the ones below.

Investment concepts to keep in mind

Avoid focusing on daily market performance

Investing for retirement is a long-term proposition. While most retirement investors seem to understand that the financial markets experience volatility from time to time, seasoned investors typically take a long-term approach to investing and avoid focusing on short-term results.

The one thing you can control is your contribution level

Of course, you can’t control the performance of your investments. What you can control, however, is how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as possible can help you boost your retirement savings.*

Take advantage of asset allocation and diversification*

Stocks, bonds, and short-term/money market investments are investment types that generally perform differently at different times, depending on the economic climate. Each of these categories contains an even broader array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe investors can help reduce their over-exposure to one or two poorly performing investment types by including a mix of investment types and sub-categories in their retirement strategy.

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms. To get there, we believe you may benefit most by maintaining a plan that

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

takes into consideration your specific goals, how comfortable you are with the market’s ups and downs, and how long you have to save and invest for your future. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your confidence in MassMutual.

Sincerely,

Jeffrey M. Dube

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2014

Investors drive U.S. stocks up, oil down; central bank concludes bond buying in 2014

Major U.S. stock indexes rose in 2014, with the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (the “Dow”), two of the most widely followed U.S. stock market benchmarks, repeatedly reaching new highs and finishing the year near record territory. U.S. bonds also advanced for the year. Foreign markets did not fare as well, as economic growth slowed substantially in Europe, Japan reentered a recession, and China’s economy also stumbled.

Investors navigated periods of volatility and other challenges in an environment that included political action over federal spending and midterm elections that left Republicans with majorities in both houses of the U.S. Congress, geopolitical conflicts in Eastern Europe and the Middle East, the end of government bond purchases through the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”), and a precipitous decline in the price of oil. In the U.S., ongoing improvement in employment, corporate profitability, and other key economic measures – including a rebound and acceleration in gross domestic product (“GDP”) – helped bolster stock prices. Housing was a surprisingly notable laggard during much of the year and failed to echo other economic improvements.

The Fed began “tapering” its monthly QE bond purchases to $75 billion in January 2014. The Fed’s monthly reduction proceeded systematically in additional $10 billion increments thereafter during 2014, and the central bank made its last monthly buys in October 2014. There was some first-quarter market movement attributable to the tapering, but investors ultimately seemed to accept the inevitable end of the program and the reductions became less of a factor in market movements as the year progressed. The Fed also helped keep short-term interest rates at historically low levels by continuing the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed reassured investors following its September 2014 meeting that short-term interest rates would remain low for a “considerable time” after the end of QE. Fed statements in mid-December indicated the central bank intends to be “patient” in raising short-term interest rates. While not ruling out rate hikes later in 2015, the Fed allayed investors’ fears that better-than-expected economic growth might cause the central bank to accelerate its timetable for normalizing rates from near-zero levels. The statement also noted that the Fed continues to pay close attention to the slow improvement of credit growth in the U.S. and core inflation that is below the central bank’s 2% target.

The price of oil declined steadily over the second half of the year due to investor concerns about slowing economic growth and falling demand in foreign markets colliding with an overabundant supply. West Texas Intermediate (WTI) crude oil started the year at more than $98 per barrel, gushed to nearly $108 in June, then trickled down steadily to finish 2014 at $53.45 – down more than 45% for the full year. U.S. retail gasoline prices accelerated from about $3.41 per gallon at the beginning of January to nearly $3.79 in late April. Gasoline parked in the $3.74 to $3.78 per gallon range until late June before rolling downhill to approximately $2.39 at the end of the year, which gave drivers the lowest gas prices since 2009. Gold prices gyrated but changed little, cresting to $1,385 per ounce in mid-March 2014, falling to $1,142 in early November, and finishing the year at $1,206 – just $1.50 more than the precious metal’s 2014 opening price.

Market performance

U.S. stocks of all sizes outperformed their foreign counterparts during 2014, with stocks of mid-size and large U.S companies outpacing their small-company counterparts. The major technology stock benchmark in the U.S., the NASDAQ Composite® Index, returned 14.75% for the year and led all U.S. broad market indexes. The S&P 500® Index of large-capitalization U.S. stocks posted a 13.69% advance, and the blue-chip Dow Jones Industrial AverageSM rose 10.04%. The Russell 2000® Index of small-capitalization stocks underperformed other key stock benchmarks, but still advanced 4.89%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, declined 2.19% for the year and outperformed the MSCI EAFE Index, a barometer for foreign stocks in developed markets, which fell 4.90%.

Bonds rewarded investors, but underperformed most U.S. stock indexes during the year, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 5.97%. Unrelenting low interest rates continued to take their toll, and shorter-term debt investments barely managed to stay in positive territory. In this environment, the Barclays U.S.

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.64%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.03%. The impact of lower oil prices on energy companies in the second half of the year worked against high-yield bonds, as many issuers of such bonds are energy companies. Despite losing ground in the third and fourth quarters, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, still managed to advance 2.45% for the year.*

Q1 2014: Stocks suffer early losses, then recover

U.S. stocks ended the first quarter of 2014 with only minimal changes, as a sell-off early in the quarter gave way to a recovery that more than offset previous losses in most cases. The decline was relatively brief and confined to a two-week stretch in late January and the beginning of February. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing downsizing of QE were all factors weighing on share prices. Worries about emerging markets eased later in the quarter, however, and enabled stocks to embark on a recovery.

Resurgent concerns over some aspects of U.S. economic growth and a flight to quality due to emerging-market volatility helped drive up prices of U.S. Treasury securities. Reassuring comments from new U.S. Federal Reserve Chair Janet Yellen helped bolster the market. Yellen replaced Ben Bernanke at the end of January and is the first woman to lead the Fed. Fiscal woes afflicting the federal government eased a bit in the first quarter. On February 15, President Obama signed legislation extending the federal debt ceiling through March 2015.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, specifically the country’s Crimea region, which has been governed as an independent republic since 1992 and is home to many pro-Russian sympathizers. On March 16, a referendum in Crimea yielded the decision to become part of Russia, a move not recognized by the West. Russia’s support of this referendum, together with the build-up of Russian troops along the Russia/Ukraine border, triggered economic sanctions against Russia by Western nations, including the United States. The political upheaval did not significantly damage stock prices, so most broad equity benchmarks ended the quarter only modestly below their all-time highs.

Q2 2014: Stocks continue their record-setting pace

Stocks of U.S. and foreign companies overcame a brief and relatively mild sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. Stocks’ solid second quarter followed a shaky first quarter in which performance was much more muted. In the fixed-income market, yields of longer-term U.S. Treasury securities declined during April and May before recovering somewhat in June. Weak U.S. economic growth in the first quarter, which was initially estimated at just 0.1% and was subsequently revised much lower – making it the first negative reading in three years – helped drive the April drop.

The European Central Bank (“ECB”) provided a boost for the markets in early June, when ECB President Mario Draghi announced reductions in the central bank’s key interest rates. Notably, the ECB’s deposit rate turned negative for the first time, in essence charging euro zone banks for parking funds with the central bank. The ECB also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks in the United States, Europe, and Japan, as well as in emerging markets.

Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, which stated the central bank would continue to reduce the amount of monthly bond purchases and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

Energy stocks rose during the quarter, spurred by concerns about potential disruptions in Iraq’s oil production amid widespread terrorist activity by the Islamic State in Iraq and Syria (“ISIS”), a radical Sunni group.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Q3 2014: Gains narrow as concerns increase about global growth

Large-capitalization U.S. stocks overcame negative markets in July and September to finish the third quarter of 2014 with modest upside progress. However, shares of small and mid-size U.S. companies, foreign stocks from developed and emerging markets, and high-yield bonds struggled, as investors took a more risk-averse approach. Bonds were basically flat for the quarter.

Trouble overseas was one reason for increased investor caution. At the end of July, U.S. stocks suffered a sharp one-day decline after Argentina effectively defaulted on its bonds for the second time in 13 years. Around the same time, the share price of Banco Espirito Santo, Portugal’s largest bank, plunged after it reported a huge $4.8 billion first-half loss that wiped out the bank’s capital cushion and forced it to seek new funding.

In Eastern Europe, the standoff between Ukraine and Russia intensified. In the Middle East, there was a resurgence of the conflict between Israel and Hamas, and the threat of ISIS continued to grow.

Despite these developments, the negative impact on U.S. markets was relatively fleeting, as investor sentiment was buoyed by encouraging news about the U.S. economy. Data reported at the end of July showed that GDP, a broad measure of economic activity, advanced a robust 4.0% in the second quarter after contracting 2.1% in a first quarter hampered by severe winter weather. At the end of September, the second-quarter figure was revised upward to 4.6%.

Healthy U.S. economic growth stood in stark contrast to the euro zone, where economic activity was stagnant – and Japan, whose economy contracted sharply in the second quarter, according to data that became available in the third quarter. This discrepancy among developed nations helped trigger a significant rally in the U.S. dollar, which depressed the dollar-denominated returns of foreign markets.

Q4 2014: Volatility increases, but U.S. stocks hit new all-time highs

Investors shook off numerous concerns to drive U.S. stocks to healthy gains in the fourth quarter and to new highs for the year. Plunging crude oil prices, the spread of the Ebola virus in West Africa and beyond, and disappointing economic data from Europe and China were some of the factors keeping investors on edge and contributing to two noteworthy – but relatively short – sell-offs during the quarter. In November, the market reacted positively to the results of the U.S. midterm elections, but the impact was muted, as investors had anticipated Republicans would take control of the U.S. Senate weeks prior to the elections.

Oil’s decline – partly a result of increasing supply from North American shale beds – accelerated in late November after the Organization of Petroleum Exporting Countries (“OPEC”) announced its decision not to cut production. Good news on the U.S. economy was a major factor lifting share prices. GDP expanded by an upwardly revised 5.0% in the third quarter, its fastest pace since the third quarter of 2003. This strong performance stood in stark contrast to near-recessionary conditions afflicting most other key developed nations. Notably, the 18-member euro zone barely managed positive economic growth during the third quarter and rose just 0.2%. Foreign markets underperformed, as the U.S. dollar rose against other major currencies driven by U.S. economic strength and declining oil prices.

As 2014 drew to a close, the low price of oil, the weakness of overseas economies, and possible actions by the Fed and other central banks around the world were on the minds of many investors as they focused on the factors likely to impact the markets in the year ahead. Investors will also likely keep an eye out for continued economic growth here at home and improvement abroad, which may help create a favorable environment for stocks and bonds in 2015.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 10.99%, trailing the 13.69% return of the S&P 500® Index (the “stock component’s benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Conversely, the Fund outpaced the 5.97% return of the Barclays U.S. Aggregate Bond Index (the “bond component’s benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. The Fund also outpaced the 7.14% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Finally, the Fund outperformed the 10.62% return of the Custom Balanced Index (the “blend benchmark”), which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index are 60% and 40%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the Fund’s stock versus bond allocation, the Fund benefited from an overweight position in U.S. equities during the year, as strong corporate fundamentals led to continued robust returns on stocks.

In the Fund’s stock investments, biotechnology and financial stocks detracted from performance; however, the Fund’s underweight stake (relative to the stock component’s benchmark) in the energy sector, which suffered due to plunging oil prices in the second half of 2014, helped improve full-year results on a relative basis. It was a difficult year for stock picking, as stocks with value characteristics, including Fund holdings such as chemical manufacturer Dow Chemical, underperformed the market. Fund holdings with growth characteristics, like consumer technology giant Apple, did better. In health care, the Fund held an overweight allocation to larger, more established companies such as the drug manufacturer Pfizer, relative to smaller biotechnology companies such as Celgene, which worked against performance. The Fund also held an overweight position in the large computer hardware maker Hewlett-Packard relative to the small solar panel maker First Solar, which benefited performance.

The Fund’s bond investments outperformed the bond component’s benchmark due to good credit selection and an overweight position in strong-performing convertible bonds. In order to maintain the Fund’s overweight position in stocks, the Fund held an underweight stake in bonds, which benefited performance, as the stock component’s benchmark more than doubled the returns of the bond component’s benchmark. General bond positioning was consistent with the benchmark during the year. The Fund’s cash position was kept to a minimum throughout 2014. The Fund uses derivative instruments for yield curve, duration, and credit risk management. In aggregate, these positions modestly detracted from full-year performance. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.)

Subadviser outlook

Although companies faced an array of challenges in 2014, such as slow growth in Europe, geopolitical tensions, and the collapse in oil prices, we believe that earnings may be poised to grow in 2015. Currently, U.S. assets are in demand due to relatively strong economic growth and the rising value of the U.S. dollar. We believe the dollar is likely to remain strong; consequently, our view is that international flows to U.S. assets are likely to persist in 2015.

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

We continue to believe stocks may be in a secular bull market. Inevitably, within such a long-term trend, there will be periods of cyclical declines, but over the long term, we think stocks can provide attractive annualized returns for the Fund. Rather than trading into and out of the market, we believe the way to profit from the secular bull market is for the Fund to hold companies we view as favorable investments over the long term.

MML Blend Fund Portfolio Characteristics (% of Net Assets) on 12/31/14

Common Stock	67.2%
Corporate Debt	15.1%
U.S. Government Agency Obligations and Instrumentalities	9.2%
Non-U.S. Government Agency Obligations	6.1%
U.S. Treasury Obligations	1.0%
Municipal Obligations	0.4%
Sovereign Debt Obligations	0.4%
Preferred Stock	0.1%
Purchased Options	0.1%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund Initial Class, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Initial Class	10.99%	12.14%	7.42%
S&P 500 Index*	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%
Lipper Balanced Fund Index	7.14%	9.49%	6.01%
Custom Balanced Index	10.62%	11.18%	6.77%

Hypothetical Investments in MML Blend Fund Service Class, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	10.71%	11.86%	9.02%
S&P 500 Index*	13.69%	15.45%	9.95%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.06%
Lipper Balanced Fund Index	7.14%	9.49%	7.09%	+
Custom Balanced Index	10.62%	11.18%	8.42%	+

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace, with a focus on securities of larger size companies. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 57% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 43% of the Fund’s portfolio, as of December 31, 2014.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 11.57%, lagging the 13.45% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the OFI component of the Fund, holdings that were top detractors from performance included Transocean Ltd. (energy), Sanofi (health care), and General Electric Co. (industrials). Transocean, an international provider of offshore contract drilling services for oil and gas wells, suffered as a result of low oil prices during the second half of the year. Sanofi is a global and diversified health care company based in France. In October 2014, the company issued a warning about declining sales of its diabetes drugs in the U.S. in 2015, due to pricing pressures, and fired its well-liked CEO. General Electric (GE), a diversified manufacturer, was hampered by supply chain challenges in its wind turbine business, combined with a miss on operating margins. We sold the Fund’s position in GE during the period. Conversely, holdings that were contributors to performance this period included Delta Air Lines, Inc. (industrials), Apple, Inc. (information technology), and Edison International (utilities). Delta, the second-largest airline in the U.S. by passenger volume, benefited from strong revenue growth in both the domestic market and in Latin America. Additionally, company management announced a new capital deployment plan that was well received by investors. Apple rallied in April 2014 after iPhone sales exceeded expectations. The company announced a seven-for-one stock split and increased both its dividend and share repurchases. Edison International, a regional utility in Southern California, performed well in 2014 after management provided an outlook that was greater than analyst expectations, driven by unexpected cost reductions and tax savings.

For the Fund’s Loomis Sayles component, Noble Energy (energy), Terex Corporation (industrials), and Sanofi were holdings that detracted the most from performance. In addition to commodity price pressure, Noble, an independent exploration and production company, suffered from news that the Israeli government was considering renegotiating some rights the company has to a large offshore gas field. Terex, a diversified global manufacturer, also underperformed due to a poor earnings report. Conversely, Forest Laboratories, Covidien, and United Healthcare contributed most to returns. Forest Laboratories, a pharmaceutical company, was the best absolute performer as a result of its acquisition by Actavis. In another acquisition, Medtronic’s offer to purchase Covidien, a global medical equipment company, for a combination of cash and stock drove up Covidien’s shares. U.S.-managed-care company UnitedHealth’s management team hosted an upbeat investor meeting in the fourth quarter, which led analysts to believe UnitedHealth will be able to offset increasing cost and utilization trends.

Subadviser outlook

OFI utilizes in-depth fundamental research to identify companies that may be poised for an unanticipated acceleration in return over a multi-year time horizon. We believe this longer-term approach provides a more comprehensive outlook of potential

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

investments by focusing on all three financial statements – income statement, balance sheet, and statement of cash flows – and may help us identify companies for the Fund whose potential for growth has yet to be fully reflected in the current stock price. Regardless of market conditions in 2015, we will continue to seek companies that meet our criteria for the Fund.

Loomis Sayles’ view is that 2015 could prove to be another difficult year if interest rates remain depressed. At year-end, the Loomis Sayles Fund component was underweight in utilities and real estate investment trusts (“REITs”) on the belief that valuations are unattractive and could remain so into 2015. We believe that a market correction is possible and could provide buying opportunities. As always, we assess opportunities for the Fund according to our risk/reward analysis, regardless of the direction of the markets.

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/14

Citigroup, Inc.	2.9%
UnitedHealth Group, Inc.	2.2%
Suncor Energy, Inc.	1.8%
Eaton Corp. PLC	1.8%
Verizon Communications, Inc.	1.7%
American International Group, Inc.	1.7%
Merck & Co., Inc.	1.7%
Bank of America Corp.	1.6%
EMC Corp.	1.6%
Microsoft Corp.	1.5%

18.5%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/14

Financial	25.3%
Consumer, Non-cyclical	19.5%
Industrial	11.0%
Technology	9.6%
Energy	9.6%
Communications	9.6%
Consumer, Cyclical	9.3%
Utilities	2.8%
Basic Materials	2.2%
Mutual Funds	1.0%

Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%

Net Assets	100.0%

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund Initial Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Initial Class	11.57%	13.77%	6.30%
Russell 1000 Value Index	13.45%	15.42%	7.30%

Hypothetical Investments in MML Equity Fund Service Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	11.29%	13.48%	8.20%
Russell 1000 Value Index	13.45%	15.42%	9.36%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 6.46%, outperforming the 5.97% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In 2014, an underweight position, relative to the benchmark, in Treasuries and overweight positioning in investment-grade corporate bonds and convertible securities helped drive Fund performance. Within investment-grade corporate bonds, Fund holdings in the industrial and financial sectors were the main standouts. Fund holdings in chemicals and electric utilities were the best-performing bonds in those sectors. Conversely, the Fund’s underweight allocations to foreign government debt and oil services bonds were the primary detractors from the Fund’s results.

The Fund’s allocation to high-yield corporate bonds rated BB also benefited performance in 2014. Within corporate bonds, the Fund started rotating into bonds with longer maturities, based on pricing and fundamentals. The Fund remained overweight in corporate bonds throughout the year. Corporate fundamentals continued to be strong, in our view, but have started showing mixed signals, with robust profitability offset by increasing debt on corporate balance sheets. Companies rated BBB continued to exhibit stronger revenue growth and profitability compared to their counterparts in the higher-rated A category.

In “securitized” bonds, which bond issuers create by pooling various types of contractual debt (such as mortgages, auto loans, or credit card debt), agency mortgage-backed securities (MBS) were the primary contributor to performance. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Positioning in bonds with lower stated interest rates also helped lift the Fund’s full-year performance, as did a modest allocation to agency collateralized mortgage obligation (CMO) securities – which offered attractive pricing and the potential to add income to the Fund. The Fund’s investments in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) also benefited the Fund. Conversely, non-agency residential mortgage-backed securities (RMBS) worked against performance. In CMBS, Fund purchases were primarily in shorter-maturity securities. Within the ABS sector, new issue supply was strong and there was solid demand for these securities. The Fund held an overweight stake in the securitized sectors during 2014.

The Fund uses derivative instruments, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. In aggregate, derivative positions primarily detracted from Fund performance during the year.

Subadviser outlook

Recent challenges to the market have been numerous. Geopolitical tensions remained at the forefront, Europe continued to post disappointing economic data, and Asia is embracing quantitative easing. At the same time, the Federal Reserve (the “Fed”) continued to guide markets, suggesting that future decisions on monetary policy would be driven by economic data. Many investors are expecting an eventual rate hike in 2015, but the Fed may choose to keep rates low, as the Consumer Price Index (CPI) has declined over the last few months and our view is that there is not yet sufficient upward wage pressure in the corporate sector. (CPI measures changes in the price of a market basket of consumer goods and services.)

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Over the past few months, markets have been buffeted by a rash of mostly negative themes, such as the divergence between central bank monetary policies, slower growth in Europe and Asia, and geopolitical disagreements. As volatility has ticked up, we believe the low interest rate environment and lack of yield differential among many bonds suggests individual security selection may continue to trump other strategies in the bond market.

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/14

Corporate Debt	43.9%
U.S. Government Agency Obligations and Instrumentalities	27.4%
Non-U.S. Government Agency Obligations	18.2%
U.S. Treasury Obligations	7.2%
Municipal Obligations	1.0%
Sovereign Debt Obligations	0.8%
Purchased Options	0.2%
Preferred Stock	0.2%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%

Net Assets	100.0%

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund Initial Class and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Initial Class	6.46%	4.92%	5.05%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%

Hypothetical Investments in MML Managed Bond Fund Service Class and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	6.19%	4.66%	5.50%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.06%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objectives are to achieve the preservation of capital, liquidity, and high current income. These objectives are of equal importance. The Fund invests in high quality U.S. dollar-denominated debt instruments of domestic and foreign issuers. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 0.00%, modestly trailing the 0.03% return of the Citigroup 3-Month Treasury Bill Index (the “benchmark”), an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices. During the period, the Fund waived certain fees to allow it to achieve the 0.00% return. The Fund’s Initial Class shares would have had a negative return if the waiver had not been in effect.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund continued to return low nominal yields in 2014 due to the Federal Reserve’s (the “Fed”) accommodative stance on interest rates. Short-term interest rates did not change significantly over the last year. The Fund’s allocation to high-quality commercial paper contributed to performance and allowed the Fund to earn additional income. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.) During the period, interest in the sector increased from investors who typically purchase longer-maturity securities due to the potential for rising interest rates. The demand drove up prices and suppressed short-term interest rates, which worked against any income increase for the Fund. Additionally, a seasonal contraction in Treasury bill supply took place in mid-April, and commercial paper rates declined slightly as a result.

We continue to search for opportunities to add income to the Fund, given the current challenging environment. Purchasing high-quality floating-rate securities allowed the Fund to enhance income without sacrificing credit quality, which contributed to performance during the period. Demand has picked up for this sector, and adding floating-rate securities to the Fund became challenging over the latter part of the year. The Fund does not have exposure to European banks. The lack of allocation to these bonds limits the opportunity to add income, but does help the overall credit quality of the Fund. Finally, the Fund also found incremental value in U.S. agency discount notes over Treasury bills and, when appropriate, added to the Fund’s position in this sector as well. (U.S. Agency discount notes are short-term debt securities issued at a discount to their face value by government-sponsored entities, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.)

Subadviser outlook

Recent challenges to the market have been numerous. Geopolitical tensions remained at the forefront, Europe continued to post disappointing economic data, and Asia is embracing quantitative easing. At the same time, the Fed continued to guide markets, suggesting that future decisions on monetary policy would be driven by economic data. Many investors are expecting an eventual rate hike in 2015, but the Fed may choose to keep rates low, as the Consumer Price Index (“CPI”) has declined over the last few months, and our view is that there is not yet sufficient upward wage pressure in the corporate sector. (CPI measures changes in the price of a market basket of consumer goods and services.)

With low front-end interest rates, and, in our view, the possibility of a rate hike in late 2015 now more likely, we continue to believe focusing on high-quality bond issuers in short maturities is a sound strategy that allows the Fund to quickly adjust to changing market conditions and maintain the commitment to preservation of principal and liquidity.

MML Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Money Market Fund Portfolio Characteristics (% of Net Assets) on 12/31/2014

Commercial Paper	74.5%
Discount Notes	12.5%
U.S. Government Obligations	9.4%
Corporate Debt	2.9%
U.S. Treasury Bills	0.8%
Time Deposits	0.0%

Total Short-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MML Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Money Market Fund Initial Class and the Citigroup 3-Month Treasury Bill Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14		Five Year Average Annual 1/1/10 - 12/31/14		Ten Year Average Annual 1/1/05 - 12/31/14
Initial Class	0.00%	†	0.00%	†	1.39%
Citigroup 3-Month Treasury Bill Index	0.03%		0.07%		1.46%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

† Amount is less than 0.005%

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here. An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund.

MML Blend Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 67.3%

COMMON STOCK — 67.2%
Basic Materials — 1.6%
Chemicals — 1.2%
Air Products & Chemicals, Inc.	3,085	$444,950
Airgas, Inc.	2	230
CF Industries Holdings, Inc.	1,838	500,929
The Dow Chemical Co.	33,073	1,508,460
E.I. du Pont de Nemours & Co.	19,960	1,475,842
Eastman Chemical Co.	4,170	316,336
Ecolab, Inc.	722	75,464
International Flavors & Fragrances, Inc.	540	54,734
LyondellBasell Industries NV Class A	18,400	1,460,776
Monsanto Co.	4	478
The Mosaic Co.	19,000	867,350
PPG Industries, Inc.	4,109	949,795
Praxair, Inc.	6	777
The Sherwin-Williams Co.	613	161,244
Sigma-Aldrich Corp.	3,646	500,486

		8,317,851

Forest Products & Paper — 0.1%
International Paper Co.	12,187	652,979
MeadWestvaco Corp.	387	17,179

		670,158

Iron & Steel — 0.0%
Allegheny Technologies, Inc.	45	1,565
Nucor Corp.	56	2,747

		4,312

Mining — 0.3%
Alcoa, Inc.	88,026	1,389,931
Freeport-McMoRan, Inc.	8,464	197,719
Newmont Mining Corp.	3,770	71,253
Vulcan Materials Co.	65	4,272

		1,663,175

		10,655,496

Communications — 7.6%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	8,422	174,925
Omnicom Group, Inc.	9,747	755,100

		930,025

Internet — 2.2%
Akamai Technologies, Inc. (a)	226	14,229
Amazon.com, Inc. (a)	220	68,277
eBay, Inc. (a)	28,177	1,581,293
Expedia, Inc.	16,867	1,439,767

	Number of Shares	Value
F5 Networks, Inc. (a)	6,880	$897,599
Facebook, Inc. Class A (a)	28,500	2,223,570
Google, Inc. Class A (a)	2,540	1,347,876
Google, Inc. Class C (a)	2,400	1,263,360
Netflix, Inc. (a)	1,619	553,067
The Priceline Group, Inc. (a)	1,101	1,255,371
Symantec Corp.	18,855	483,725
TripAdvisor, Inc. (a)	2,637	196,879
VeriSign, Inc. (a)	32,491	1,851,987
Yahoo!, Inc. (a)	36,829	1,860,233

		15,037,233

Media — 2.8%
Cablevision Systems Corp. Class A	83,100	1,715,184
CBS Corp. Class B	57	3,154
Comcast Corp. Class A	57,112	3,313,067
DIRECTV (a)	26,128	2,265,298
Discovery Communications, Inc. Series A (a)	600	20,670
Discovery Communications, Inc. Series C (a)	600	20,232
Gannett Co., Inc.	54,012	1,724,603
The McGraw Hill Financial, Inc.	2,948	262,313
News Corp. Class A (a)	10,866	170,488
Nielsen NV	4,600	205,758
Scripps Networks Interactive Class A	10,472	788,227
Time Warner Cable, Inc.	8,066	1,226,516
Time Warner, Inc.	41,815	3,571,837
Twenty-First Century Fox Class A	19,367	743,790
Viacom, Inc. Class B	15,210	1,144,553
The Walt Disney Co.	21,312	2,007,377

		19,183,067

Telecommunications — 2.5%
AT&T, Inc.	90,009	3,023,402
CenturyLink, Inc.	12,528	495,858
Cisco Systems, Inc.	143,942	4,003,747
Corning, Inc.	44,567	1,021,921
Frontier Communications Corp.	164,956	1,100,257
Harris Corp.	3,570	256,397
Juniper Networks, Inc.	28,689	640,339
Motorola Solutions, Inc.	37	2,482
QUALCOMM, Inc.	25,200	1,873,116
Verizon Communications, Inc.	96,355	4,507,487
Windstream Corp.	6,556	54,021

		16,979,027

		52,129,352

Consumer, Cyclical — 6.0%
Airlines — 0.6%
Delta Air Lines, Inc.	37,000	1,820,030
Southwest Airlines Co.	44,983	1,903,681

		3,723,711

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Apparel — 0.3%
Nike, Inc. Class B	19,482	$1,873,194
VF Corp.	2,300	172,270

		2,045,464

Auto Manufacturers — 0.3%
Ford Motor Co.	88,513	1,371,952
General Motors Co.	19,100	666,781
Paccar, Inc.	2,522	171,521

		2,210,254

Automotive & Parts — 0.3%
BorgWarner, Inc.	4,700	258,265
Delphi Automotive PLC	8,200	596,304
The Goodyear Tire & Rubber Co.	43,751	1,249,966
Johnson Controls, Inc.	72	3,481

		2,108,016

Distribution & Wholesale — 0.1%
Fastenal Co.	82	3,900
Fossil Group, Inc. (a)	120	13,289
Genuine Parts Co.	2,834	302,019
W.W. Grainger, Inc.	2	510

		319,718

Home Builders — 0.0%
D.R. Horton, Inc.	47	1,189
PulteGroup, Inc.	9,373	201,144

		202,333

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,869	199,441
Whirlpool Corp.	2,803	543,053

		742,494

Housewares — 0.0%
Newell Rubbermaid, Inc.	5,738	218,560

Leisure Time — 0.1%
Carnival Corp.	11,664	528,729
Harley-Davidson, Inc.	5,302	349,455

		878,184

Lodging — 0.5%
Marriott International, Inc. Class A	15,269	1,191,440
Starwood Hotels & Resorts Worldwide, Inc.	6,815	552,492
Wyndham Worldwide Corp.	14,809	1,270,020
Wynn Resorts Ltd.	2,358	350,776

		3,364,728

Retail — 3.7%
AutoNation, Inc. (a)	99	5,981
AutoZone, Inc. (a)	994	615,395
Bed Bath & Beyond, Inc. (a)	8,464	644,703
Best Buy Co., Inc.	46,492	1,812,258
Coach, Inc.	3,920	147,235

	Number of Shares	Value
Costco Wholesale Corp.	14,596	$2,068,983
CVS Health Corp.	29,264	2,818,416
Darden Restaurants, Inc.	54	3,166
Dollar General Corp. (a)	3,200	226,240
Dollar Tree, Inc. (a)	5,840	411,019
Family Dollar Stores, Inc.	35	2,772
GameStop Corp. Class A	6,851	231,564
The Gap, Inc.	7,990	336,459
The Home Depot, Inc.	46,407	4,871,343
Kohl’s Corp.	17,530	1,070,031
Lowe’s Cos., Inc.	35,395	2,435,176
Macy’s, Inc.	17,951	1,180,278
McDonald’s Corp.	11,060	1,036,322
Nordstrom, Inc.	4,008	318,195
O’Reilly Automotive, Inc. (a)	3,693	711,346
PetSmart, Inc.	1,800	146,331
Ross Stores, Inc.	7,392	696,770
Staples, Inc.	15,765	285,662
Starbucks Corp.	2,477	203,238
Target Corp.	10,486	795,992
Tiffany & Co.	1,102	117,760
The TJX Cos., Inc.	1,506	103,282
Urban Outfitters, Inc. (a)	700	24,591
Wal-Mart Stores, Inc.	11,122	955,157
Walgreens Boots Alliance, Inc.	14,357	1,094,003
Yum! Brands, Inc.	2,635	191,960

		25,561,628

Textiles — 0.0%
Cintas Corp.	978	76,714

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	61	3,354
Mattel, Inc.	90	2,785

		6,139

		41,457,943

Consumer, Non-cyclical — 16.9%
Agriculture — 1.4%
Altria Group, Inc.	53,259	2,624,071
Archer-Daniels-Midland Co.	42,892	2,230,384
Lorillard, Inc.	14,712	925,974
Philip Morris International, Inc.	42,436	3,456,412
Reynolds American, Inc.	2,034	130,725

		9,367,566

Beverages — 1.4%
Brown-Forman Corp. Class B	6	527
The Coca-Cola Co.	66,030	2,787,787
Coca-Cola Enterprises, Inc.	6,678	295,301
Constellation Brands, Inc. Class A (a)	12	1,178
Dr. Pepper Snapple Group, Inc.	13,104	939,295
Keurig Green Mountain, Inc.	2,140	283,325
Molson Coors Brewing Co. Class B	4,933	367,607
Monster Beverage Corp. (a)	4,700	509,245

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PepsiCo, Inc.	43,760	$4,137,946

		9,322,211

Biotechnology — 1.4%
Alexion Pharmaceuticals, Inc. (a)	2,270	420,018
Amgen, Inc.	36,821	5,865,217
Biogen Idec, Inc. (a)	5,992	2,033,984
Celgene Corp. (a)	7,956	889,958
Regeneron Pharmaceuticals, Inc. (a)	570	233,843
Vertex Pharmaceuticals, Inc. (a)	100	11,880

		9,454,900

Commercial Services — 1.1%
The ADT Corp.	3,000	108,690
Automatic Data Processing, Inc.	2,109	175,827
Equifax, Inc.	1,742	140,875
H&R Block, Inc.	11,463	386,074
Iron Mountain, Inc.	48	1,856
MasterCard, Inc. Class A	14,100	1,214,856
McKesson Corp.	9,645	2,002,109
Moody’s Corp.	3,330	319,047
Paychex, Inc.	5,164	238,422
Quanta Services, Inc. (a)	4,613	130,963
Robert Half International, Inc.	1,826	106,602
Total System Services, Inc.	2,607	88,534
United Rentals, Inc. (a)	5,280	538,613
Visa, Inc. Class A	2,908	762,478
Western Union Co.	86,788	1,554,373

		7,769,319

Cosmetics & Personal Care — 1.0%
Avon Products, Inc.	189,192	1,776,513
Colgate-Palmolive Co.	3,856	266,797
The Estee Lauder Cos., Inc. Class A	5,210	397,002
The Procter & Gamble Co.	52,329	4,766,648

		7,206,960

Foods — 0.8%
Campbell Soup Co.	1,624	71,456
ConAgra Foods, Inc.	3,574	129,665
General Mills, Inc.	4,062	216,627
The Hershey Co.	1,647	171,173
Hormel Foods Corp.	1,666	86,799
The J.M. Smucker Co.	1,925	194,387
Kellogg Co.	9,128	597,336
Kraft Foods Group, Inc.	11,858	743,022
The Kroger Co.	20,029	1,286,062
McCormick & Co., Inc.	161	11,962
Mondelez International, Inc. Class A	30,675	1,114,269
Safeway, Inc.	18,800	660,256
Sysco Corp.	2,434	96,605
Tyson Foods, Inc. Class A	4,901	196,481
Whole Foods Market, Inc.	4,250	214,285

		5,790,385

	Number of Shares	Value
Health Care – Products — 3.0%
Baxter International, Inc.	10,061	$737,371
Becton, Dickinson & Co.	3,986	554,692
Boston Scientific Corp. (a)	33,304	441,278
C.R. Bard, Inc.	5,422	903,414
CareFusion Corp. (a)	26,190	1,554,115
Covidien PLC	12,500	1,278,500
Edwards Lifesciences Corp. (a)	11,820	1,505,632
Intuitive Surgical, Inc. (a)	46	24,331
Johnson & Johnson	77,692	8,124,252
Medtronic, Inc.	48,848	3,526,825
St. Jude Medical, Inc.	9,591	623,703
Stryker Corp.	5,150	485,799
Varian Medical Systems, Inc. (a)	3,697	319,827
Zimmer Holdings, Inc.	4,615	523,433

		20,603,172

Health Care – Services — 1.3%
Aetna, Inc.	16,077	1,428,120
Anthem, Inc.	10,826	1,360,503
Cigna Corp.	11,792	1,213,515
DaVita HealthCare Partners, Inc. (a)	3,730	282,510
Humana, Inc.	5,244	753,196
Laboratory Corporation of America Holdings (a)	1,842	198,752
Quest Diagnostics, Inc.	3,309	221,901
Tenet Healthcare Corp. (a)	49	2,483
Thermo Fisher Scientific, Inc.	6,091	763,141
UnitedHealth Group, Inc.	23,564	2,382,085
Universal Health Services, Inc. Class B	1,570	174,678

		8,780,884

Household Products — 0.4%
Avery Dennison Corp.	2,515	130,478
The Clorox Co.	10,443	1,088,265
Kimberly-Clark Corp.	10,565	1,220,680

		2,439,423

Pharmaceuticals — 5.1%
Abbott Laboratories	37,322	1,680,236
AbbVie, Inc.	52,422	3,430,496
Actavis PLC (a)	4,978	1,281,387
Allergan, Inc.	9,407	1,999,834
AmerisourceBergen Corp.	12,607	1,136,647
Bristol-Myers Squibb Co.	35,267	2,081,811
Cardinal Health, Inc.	10,878	878,181
DENTSPLY International, Inc.	1,356	72,234
Eli Lilly & Co.	23,814	1,642,928
Express Scripts Holding Co. (a)	18,301	1,549,546
Gilead Sciences, Inc. (a)	53,700	5,061,762
Hospira, Inc. (a)	3,017	184,791
Mead Johnson Nutrition Co.	2,912	292,772
Merck & Co., Inc.	90,383	5,132,851

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mylan, Inc. (a)	12,247	$690,363
Patterson Cos., Inc.	86	4,137
Perrigo Co. PLC	210	35,104
Pfizer, Inc.	245,941	7,661,062
Zoetis, Inc.	20	861

		34,817,003

		115,551,823

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	12,537	281,080

Energy — 5.2%
Coal — 0.0%
CONSOL Energy, Inc.	81	2,739

Oil & Gas — 4.3%
Anadarko Petroleum Corp.	10,348	853,710
Apache Corp.	12,221	765,890
Cabot Oil & Gas Corp.	48	1,421
California Resources Corp. (a)	7,886	43,452
Chesapeake Energy Corp.	25,490	498,839
Chevron Corp.	43,138	4,839,221
Cimarex Energy Co.	1,490	157,940
ConocoPhillips	21,139	1,459,859
Denbury Resources, Inc.	10,274	83,528
Devon Energy Corp.	12,647	774,123
Diamond Offshore Drilling, Inc.	78	2,863
Ensco PLC Class A	5,400	161,730
EOG Resources, Inc.	6,478	596,430
EQT Corp.	3,097	234,443
Exxon Mobil Corp.	104,697	9,679,238
Helmerich & Payne, Inc.	3,060	206,305
Hess Corp.	13,732	1,013,696
Marathon Oil Corp.	25,227	713,672
Marathon Petroleum Corp.	16,213	1,463,385
Murphy Oil Corp.	6,611	333,988
Nabors Industries Ltd.	49,565	643,354
Newfield Exploration Co. (a)	10,100	273,912
Noble Corp. PLC	3,500	57,995
Noble Energy, Inc.	56	2,656
Occidental Petroleum Corp.	1,615	130,185
Phillips 66	27,469	1,969,527
Pioneer Natural Resources Co.	1	149
QEP Resources, Inc.	89	1,800
Range Resources Corp.	99	5,292
Southwestern Energy Co. (a)	3,600	98,244
Tesoro Corp.	17,287	1,285,288
Valero Energy Corp.	21,400	1,059,300

		29,411,435

Oil & Gas Services — 0.9%
Baker Hughes, Inc.	631	35,380
Cameron International Corp. (a)	2,706	135,165
FMC Technologies, Inc. (a)	40	1,873

	Number of Shares	Value
Halliburton Co.	25,567	$1,005,550
National Oilwell Varco, Inc.	24,594	1,611,645
Schlumberger Ltd.	29,344	2,506,271
Transocean Ltd.	47,300	867,009

		6,162,893

Pipelines — 0.0%
Kinder Morgan, Inc.	38	1,608
Spectra Energy Corp.	64	2,323
The Williams Cos., Inc.	48	2,157

		6,088

		35,583,155

Financial — 11.0%
Banks — 3.1%
Bank of America Corp.	166,198	2,973,282
Bank of New York Mellon Corp.	30,007	1,217,384
BB&T Corp.	9,066	352,577
Capital One Financial Corp.	14,942	1,233,462
Comerica, Inc.	4,421	207,080
Fifth Third Bancorp	13,921	283,640
Huntington Bancshares, Inc.	63,300	665,916
KeyCorp	53,064	737,590
M&T Bank Corp.	1,355	170,215
Northern Trust Corp.	3,859	260,097
PNC Financial Services Group, Inc.	18,218	1,662,028
Regions Financial Corp.	63,715	672,830
State Street Corp.	8,176	641,816
SunTrust Banks, Inc.	30,500	1,277,950
U.S. Bancorp	40,402	1,816,070
Wells Fargo & Co.	127,116	6,968,499
Zions Bancorp	2,141	61,040

		21,201,476

Diversified Financial — 3.1%
American Express Co.	13,249	1,232,687
Ameriprise Financial, Inc.	6,976	922,576
BlackRock, Inc.	3,350	1,197,826
The Charles Schwab Corp.	15,012	453,212
Citigroup, Inc.	50,351	2,724,493
CME Group, Inc.	90	7,978
Discover Financial Services	14,383	941,943
E*TRADE Financial Corp. (a)	14,161	343,475
Franklin Resources, Inc.	9,087	503,147
The Goldman Sachs Group, Inc.	13,980	2,709,743
IntercontinentalExchange, Inc.	3	658
Invesco Ltd.	8,012	316,634
JP Morgan Chase & Co.	95,822	5,996,541
Legg Mason, Inc.	11,626	620,480
Morgan Stanley	47,397	1,839,004
The NASDAQ OMX Group, Inc.	3,245	155,630
Navient Corp.	26,091	563,827
T. Rowe Price Group, Inc.	4,906	421,229

		20,951,083

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 4.3%
ACE Ltd.	13,610	$1,563,517
Aflac, Inc.	14,472	884,095
The Allstate Corp.	13,335	936,784
American International Group, Inc.	69,346	3,884,069
Aon PLC	8,335	790,408
Assurant, Inc.	14,596	998,804
Berkshire Hathaway, Inc. Class B (a)	56,716	8,515,907
The Chubb Corp.	8,020	829,829
Cincinnati Financial Corp.	6,019	311,965
Genworth Financial, Inc. Class A (a)	23,829	202,547
The Hartford Financial Services Group, Inc.	21,952	915,179
Lincoln National Corp.	18,151	1,046,768
Loews Corp.	1,883	79,124
Marsh & McLennan Cos., Inc.	5,813	332,736
MetLife, Inc.	44,790	2,422,691
Principal Financial Group, Inc.	17,529	910,456
The Progressive Corp.	15,014	405,228
Prudential Financial, Inc.	8,027	726,122
Torchmark Corp.	9,982	540,725
The Travelers Cos., Inc.	16,597	1,756,792
Unum Group	20,531	716,121
XL Group PLC	27,988	961,948

		29,731,815

Real Estate — 0.0%
CBRE Group, Inc. (a)	87	2,980

Real Estate Investment Trusts (REITS) — 0.5%
American Tower Corp.	589	58,223
Apartment Investment & Management Co. Class A	85	3,158
AvalonBay Communities, Inc.	1	163
Boston Properties, Inc.	1,573	202,429
Crown Castle International Corp.	700	55,090
Equity Residential	11,256	808,631
General Growth Properties, Inc.	14,200	399,446
HCP, Inc.	4,935	217,288
Health Care REIT, Inc.	72	5,448
Host Hotels & Resorts, Inc.	15,937	378,822
Kimco Realty Corp.	7,667	192,748
The Macerich Co.	2,400	200,184
Plum Creek Timber Co., Inc.	63	2,696
Prologis, Inc.	38	1,635
Public Storage	143	26,434
Simon Property Group, Inc.	3,735	680,181
Ventas, Inc.	25	1,793
Vornado Realty Trust	373	43,906
Weyerhaeuser Co.	626	22,467

		3,300,742

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	6,230	63,048

	Number of Shares	Value
People’s United Financial, Inc.	5,451	$82,746

		145,794

		75,333,890

Industrial — 6.5%
Aerospace & Defense — 1.3%
The Boeing Co.	9,172	1,192,176
General Dynamics Corp.	11,022	1,516,848
L-3 Communications Holdings, Inc.	2,860	360,961
Lockheed Martin Corp.	12,115	2,332,985
Northrop Grumman Corp.	6,828	1,006,379
Raytheon Co.	9,759	1,055,631
Rockwell Collins, Inc.	2,268	191,601
United Technologies Corp.	13,070	1,503,050

		9,159,631

Building Materials — 0.0%
Masco Corp.	8,925	224,910

Electrical Components & Equipment — 0.1%
Emerson Electric Co.	15,369	948,728

Electronics — 0.3%
Agilent Technologies, Inc.	3,963	162,245
Allegion PLC	2,433	134,934
Amphenol Corp. Class A	64	3,444
FLIR Systems, Inc.	24,552	793,275
Garmin Ltd.	3,700	195,471
PerkinElmer, Inc.	20	875
TE Connectivity Ltd.	4,800	303,600
Waters Corp. (a)	1,050	118,356

		1,712,200

Engineering & Construction — 0.0%
Fluor Corp.	2,909	176,373
Jacobs Engineering Group, Inc. (a)	1,420	63,460

		239,833

Environmental Controls — 0.1%
Republic Services, Inc.	337	13,564
Stericycle, Inc. (a)	97	12,715
Waste Management, Inc.	8,073	414,306

		440,585

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,671	228,493
Stanley Black & Decker, Inc.	1,929	185,338

		413,831

Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	33,375	3,054,814
Ingersoll-Rand PLC	6,000	380,340
Joy Global, Inc.	2,600	120,952

		3,556,106

Machinery – Diversified — 0.4%
Cummins, Inc.	3,945	568,751

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Deere & Co.	10,250	$906,817
Flowserve Corp.	2,170	129,831
Rockwell Automation, Inc.	2,163	240,526
Roper Industries, Inc.	2,633	411,669
Xylem, Inc.	3,355	127,725

		2,385,319

Manufacturing — 2.3%
3M Co.	14,302	2,350,105
Danaher Corp.	12,956	1,110,459
Dover Corp.	4,473	320,804
Eaton Corp. PLC	3,066	208,365
General Electric Co.	257,386	6,504,144
Honeywell International, Inc.	8,882	887,489
Illinois Tool Works, Inc.	17,355	1,643,518
Leggett & Platt, Inc.	3,686	157,060
Pall Corp.	61	6,174
Parker Hannifin Corp.	4,048	521,990
Pentair PLC	18,123	1,203,730
Textron, Inc.	13,672	575,728

		15,489,566

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp.	6	1,445

Packaging & Containers — 0.2%
Ball Corp.	19,502	1,329,451
Bemis Co., Inc.	1,896	85,718
Owens-Illinois, Inc. (a)	4,316	116,489
Sealed Air Corp.	53	2,249

		1,533,907

Transportation — 1.2%
American ExpressNorfolk Southern Corp.	10,113	1,108,486
C.H. Robinson Worldwide, Inc.	11,320	847,755
CSX Corp.	24,607	891,512
Expeditors International of Washington, Inc.	26	1,160
FedEx Corp.	6,560	1,139,210
Ryder System, Inc.	5,938	551,343
Union Pacific Corp.	24,242	2,887,949
United Parcel Service, Inc. Class B	9,070	1,008,312

		8,435,727

		44,541,788

Technology — 10.4%
Computers — 4.7%
Accenture PLC Class A	1,600	142,896
Apple, Inc.	147,137	16,240,982
Cognizant Technology Solutions Corp. Class A (a)	16,556	871,839
Computer Sciences Corp.	29,926	1,886,834
EMC Corp.	51,624	1,535,298
Hewlett-Packard Co.	83,174	3,337,773

	Number of Shares	Value
International Business Machines Corp.	27,230	$4,368,781
NetApp, Inc.	8,398	348,097
SanDisk Corp.	9,283	909,548
Seagate Technology PLC	9,500	631,750
Teradata Corp. (a)	21,086	921,037
Western Digital Corp.	11,852	1,312,016

		32,506,851

Office Equipment/Supplies — 0.4%
Pitney Bowes, Inc.	85,189	2,076,056
Xerox Corp.	64,245	890,436

		2,966,492

Semiconductors — 2.0%
Altera Corp.	6,186	228,511
Analog Devices, Inc.	7,354	408,294
Applied Materials, Inc.	12,939	322,440
Avago Technologies Ltd.	2,900	291,711
Broadcom Corp. Class A	14,364	622,392
Intel Corp.	167,923	6,093,926
KLA-Tencor Corp.	1,389	97,675
Lam Research Corp.	4,123	327,119
Linear Technology Corp.	11,605	529,188
Microchip Technology, Inc.	4,621	208,453
Micron Technology, Inc. (a)	45,717	1,600,552
NVIDIA Corp.	52,826	1,059,161
Texas Instruments, Inc.	24,874	1,329,888
Xilinx, Inc.	7,356	318,441

		13,437,751

Software — 3.3%
Adobe Systems, Inc. (a)	13,240	962,548
Autodesk, Inc. (a)	6,037	362,582
CA, Inc.	29,673	903,543
Cerner Corp. (a)	800	51,728
Citrix Systems, Inc. (a)	5,477	349,433
The Dun & Bradstreet Corp.	6,456	780,918
Electronic Arts, Inc. (a)	15,637	735,173
Fidelity National Information Services, Inc.	5,300	329,660
Fiserv, Inc. (a)	9,976	707,997
Intuit, Inc.	3,450	318,055
Microsoft Corp.	258,295	11,997,803
Oracle Corp.	97,357	4,378,144
Red Hat, Inc. (a)	21	1,452
Salesforce.com, Inc. (a)	11,544	684,675

		22,563,711

		71,474,805

Utilities — 2.0%
Electric — 1.9%
The AES Corp.	28,487	392,266
Ameren Corp.	6,360	293,387

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
American Electric Power Co., Inc.	20,385	$1,237,777
CenterPoint Energy, Inc.	10,631	249,084
CMS Energy Corp.	7,903	274,629
Consolidated Edison, Inc.	2,782	183,640
Dominion Resources, Inc.	6,616	508,770
DTE Energy Co.	5,060	437,032
Duke Energy Corp.	7,390	617,361
Edison International	18,726	1,226,179
Entergy Corp.	6,898	603,437
Exelon Corp.	28,940	1,073,095
FirstEnergy Corp.	3,680	143,483
Integrys Energy Group, Inc.	54	4,204
NextEra Energy, Inc.	4,060	431,537
Northeast Utilities	812	43,458
NRG Energy, Inc.	11,400	307,230
Pepco Holdings, Inc.	20,043	539,758
PG&E Corp.	19,316	1,028,384
Pinnacle West Capital Corp.	1,496	102,192
PPL Corp.	16,718	607,365
Public Service Enterprise Group, Inc.	18,724	775,361
SCANA Corp.	3,747	226,319
The Southern Co.	27,822	1,366,338
TECO Energy, Inc.	95	1,947
Wisconsin Energy Corp.	4,482	236,381
Xcel Energy, Inc.	5,472	196,554

		13,107,168

Gas — 0.1%
AGL Resources, Inc.	2,562	139,655
NiSource, Inc.	713	30,245
Sempra Energy	1,261	140,425

		310,325

		13,417,493

TOTAL COMMON STOCK (Cost $288,696,643)		460,426,825

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%	20,000	506,600

TOTAL PREFERRED STOCK (Cost $500,000)		506,600

TOTAL EQUITIES (Cost $289,196,643)		460,933,425

	Principal Amount	Value
BONDS & NOTES — 32.2%

CORPORATE DEBT — 15.1%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. 2.250% 11/15/17	$200,000	$200,379
WPP Finance 2010 4.750% 11/21/21	85,000	92,939
WPP Finance 2010 5.625% 11/15/43	475,000	542,711

		836,029

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	255,000	294,403
Exelis, Inc. 4.250% 10/01/16	315,000	325,776
L-3 Communications Corp. 4.750% 7/15/20	25,000	26,848
United Technologies Corp. 6.125% 7/15/38	80,000	105,531

		752,558

Agriculture — 0.1%
Altria Group, Inc. 2.850% 8/09/22	195,000	189,481
Altria Group, Inc. 4.250% 8/09/42	105,000	100,623
Bunge Ltd. Finance Corp. 3.200% 6/15/17	225,000	231,355
Philip Morris International, Inc. 6.375% 5/16/38	35,000	44,749

		566,208

Airlines — 0.0%
American Airlines Pass Through Trust, Series 2014-1, Class A 3.700% 4/01/28	105,000	105,525
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	45,000	46,117
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	130,000	131,950

		283,592

Auto Manufacturers — 0.2%
Daimler Finance NA LLC (b) 2.625% 9/15/16	200,000	204,887
General Motors Co. 3.500% 10/02/18	215,000	219,300
General Motors Co. 5.200% 4/01/45	260,000	274,300
Hyundai Capital America (b) 2.550% 2/06/19	170,000	170,023

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Volvo Treasury AB (b) 5.950% 4/01/15	$500,000	$505,824

		1,374,334

Automotive & Parts — 0.1%
Lear Corp. 8.125% 3/15/20	245,000	257,862
Lear Corp. 4.750% 1/15/23	75,000	74,813
TRW Automotive, Inc. (b) 7.250% 3/15/17	145,000	160,225

		492,900

Banks — 1.3%
Associated Banc-Corp. 2.750% 11/15/19	460,000	459,655
Associated Banc-Corp. 4.250% 1/15/25	735,000	737,030
Associated Banc-Corp. 5.125% 3/28/16	350,000	365,381
Bank of America Corp. 3.625% 3/17/16	200,000	205,619
Bank of America Corp. 4.000% 4/01/24	360,000	374,841
Bank of America Corp. 4.500% 4/01/15	175,000	176,644
Bank of America Corp. 5.875% 2/07/42	95,000	118,879
Barclays PLC 4.375% 9/11/24	235,000	226,470
Deutsche Bank AG 1.400% 2/13/17	220,000	219,541
Deutsche Bank AG 2.500% 2/13/19	345,000	349,224
Discover Bank 2.000% 2/21/18	250,000	249,349
Export-Import Bank of Korea 1.750% 2/27/18	55,000	54,695
Export-Import Bank of Korea 4.000% 1/11/17	200,000	209,666
First Horizon National Corp. 5.375% 12/15/15	635,000	657,416
FirstMerit Corp. 4.350% 2/04/23	80,000	84,035
HSBC Holdings PLC 6.500% 9/15/37	125,000	160,611
ICICI Bank Ltd. (b) 4.700% 2/21/18	395,000	416,552
ICICI Bank Ltd. (b) 4.750% 11/25/16	290,000	303,073
ICICI Bank Ltd. (b) 5.500% 3/25/15	440,000	444,101
JP Morgan Chase & Co. 3.375% 5/01/23	140,000	138,504

	Principal Amount	Value
JP Morgan Chase & Co. 3.875% 9/10/24	$220,000	$220,187
KFW 2.125% 1/17/23	600,000	598,901
Regions Financial Corp. 5.750% 6/15/15	260,000	265,400
Regions Financial Corp. 7.500% 5/15/18	130,000	150,916
Skandinaviska Enskilda Banken AB (b) 2.375% 3/25/19	200,000	201,296
State Street Corp. 3.300% 12/16/24	365,000	370,455
SVB Financial Group 5.375% 9/15/20	75,000	84,335
Valley National Bancorp 5.125% 9/27/23	245,000	265,608
Wachovia Bank NA 6.600% 1/15/38	50,000	69,250
Wells Fargo & Co. 4.480% 1/16/24	345,000	367,841

		8,545,475

Beverages — 0.1%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	25,000	34,039
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	85,000	79,280
Pernod Ricard SA (b) 2.950% 1/15/17	300,000	306,944

		420,263

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	225,000	253,609

Building Materials — 0.3%
CRH America, Inc. 8.125% 7/15/18	220,000	263,297
Elementia SAB de CV (b) 5.500% 1/15/25	160,000	153,600
Lafarge SA (b) 6.200% 7/09/15	600,000	613,740
Lafarge SA 6.500% 7/15/16	190,000	202,350
Martin Marietta Material, Inc. FRN 1.357% 6/30/17	220,000	222,412
Masco Corp. 4.800% 6/15/15	560,000	568,628
Owens Corning, Inc. 4.200% 12/01/24	205,000	202,307
Owens Corning, Inc. 6.500% 12/01/16	13,000	14,164

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Owens Corning, Inc. 9.000% 6/15/19	$55,000	$66,560

		2,307,058

Chemicals — 0.6%
Ashland, Inc. 4.750% 8/15/22	1,575,000	1,575,000
Cabot Corp. 5.000% 10/01/16	390,000	413,499
Cytec Industries, Inc. 3.500% 4/01/23	65,000	65,124
Cytec Industries, Inc. 8.950% 7/01/17	38,000	43,418
The Dow Chemical Co. 8.550% 5/15/19	65,000	80,811
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	30,000	34,165
Ecolab, Inc. 4.350% 12/08/21	75,000	81,719
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	110,000	122,319
Incitiec Pivot Ltd (b) 4.000% 12/07/15	463,000	473,615
Methanex Corp. 5.250% 3/01/22	20,000	21,484
Rockwood Specialties Group, Inc. 4.625% 10/15/20	690,000	712,425
RPM International, Inc. 3.450% 11/15/22	250,000	246,202
RPM International, Inc. 6.125% 10/15/19	100,000	113,653
RPM International, Inc. 6.500% 2/15/18	205,000	229,070
Valspar Corp. 7.250% 6/15/19	125,000	146,435

		4,358,939

Commercial Services — 0.2%
The ADT Corp. 2.250% 7/15/17	290,000	280,575
Brambles USA, Inc. (b) 3.950% 4/01/15	250,000	251,726
Cardtronics, Inc., Convertible 1.000% 12/01/20	200,000	197,875
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	57,000	57,570
ERAC USA Finance LLC (b) 2.800% 11/01/18	65,000	66,394
ERAC USA Finance LLC (b) 6.700% 6/01/34	78,000	100,339
Leidos Holdings, Inc. 4.450% 12/01/20	270,000	259,457

	Principal Amount	Value
The Western Union Co. 5.930% 10/01/16	$180,000	$193,263

		1,407,199

Computers — 0.2%
Apple, Inc. 2.400% 5/03/23	240,000	233,280
Apple, Inc. 3.850% 5/04/43	115,000	115,083
EMC Corp. 3.375% 6/01/23	304,000	305,104
SanDisk Corp., Convertible 0.500% 10/15/20	405,000	486,506

		1,139,973

Cosmetics & Personal Care — 0.0%
Avon Products, Inc. 6.500% 3/01/19	130,000	129,675
The Procter & Gamble Co. 5.800% 8/15/34	45,000	59,819

		189,494

Distribution & Wholesale — 0.1%
Arrow Electronics, Inc. 4.500% 3/01/23	105,000	108,535
Ingram Micro, Inc. 4.950% 12/15/24	480,000	479,842

		588,377

Diversified Financial — 1.9%
AerCap Ireland Capital Ltd. (b) 4.500% 5/15/21	765,000	774,562
Affiliated Managers Group, Inc. 4.250% 2/15/24	216,000	225,043
Air Lease Corp. 3.375% 1/15/19	375,000	379,688
Air Lease Corp. 3.875% 4/01/21	265,000	266,325
Air Lease Corp. 5.625% 4/01/17	80,000	86,200
American Express Co. 6.150% 8/28/17	230,000	256,266
American Express Co. VRN 6.800% 9/01/66	20,000	20,950
American Express Co. 8.125% 5/20/19	135,000	166,999
Ares Finance Co. LLC (b) 4.000% 10/08/24	355,000	348,681
BlackRock, Inc. 5.000% 12/10/19	90,000	101,752
Citigroup, Inc. 4.750% 5/19/15	10,000	10,147
Citigroup, Inc. 5.375% 8/09/20	245,000	278,456

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 5.500% 2/15/17	$500,000	$537,492
Citigroup, Inc. 5.875% 1/30/42	100,000	125,784
Citigroup, Inc. 8.125% 7/15/39	90,000	137,784
Citigroup, Inc. 8.500% 5/22/19	123,000	153,266
Eaton Vance Corp. 3.625% 6/15/23	97,000	98,990
Eaton Vance Corp. 6.500% 10/02/17	16,000	17,952
Ford Motor Credit Co. LLC 3.000% 6/12/17	240,000	246,242
General Electric Capital Corp. 4.625% 1/07/21	225,000	250,783
General Electric Capital Corp. 6.875% 1/10/39	260,000	367,772
General Motors Financial Co., Inc. 2.625% 7/10/17	200,000	200,867
General Motors Financial Co., Inc. 2.750% 5/15/16	170,000	172,763
General Motors Financial Co., Inc. 3.000% 9/25/17	280,000	283,158
The Goldman Sachs Group, Inc. 1.600% 11/23/15	290,000	291,519
The Goldman Sachs Group, Inc. 3.625% 2/07/16	120,000	123,127
The Goldman Sachs Group, Inc. 5.375% 3/15/20	225,000	252,157
The Goldman Sachs Group, Inc. 5.625% 1/15/17	455,000	488,032
The Goldman Sachs Group, Inc. 5.750% 1/24/22	200,000	231,357
The Goldman Sachs Group, Inc. 6.250% 2/01/41	60,000	75,849
The Goldman Sachs Group, Inc. 6.345% 2/15/34	75,000	89,220
The Goldman Sachs Group, Inc. 6.750% 10/01/37	75,000	94,303
Hyundai Capital America (b) 1.625% 10/02/15	145,000	145,595
Hyundai Capital America (b) 2.875% 8/09/18	135,000	137,726
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	1,015,000	1,015,000
International Lease Finance Corp. 3.875% 4/15/18	270,000	270,000
International Lease Finance Corp. 5.750% 5/15/16	865,000	897,437
Janus Capital Group, Inc. 6.700% 6/15/17	375,000	414,910

	Principal Amount	Value
JP Morgan Chase & Co. 4.500% 1/24/22	$200,000	$218,350
JP Morgan Chase & Co. 4.950% 3/25/20	50,000	55,235
JP Morgan Chase & Co. 5.600% 7/15/41	195,000	236,088
Lazard Group LLC 4.250% 11/14/20	470,000	495,357
Lazard Group LLC 6.850% 6/15/17	228,000	253,810
Legg Mason, Inc. 5.625% 1/15/44	260,000	297,403
Leighton Finance USA Pty Ltd. (b) 5.950% 11/13/22	120,000	127,252
Merrill Lynch & Co., Inc. 7.750% 5/14/38	95,000	134,169
Morgan Stanley 3.800% 4/29/16	150,000	154,953
Morgan Stanley 4.000% 7/24/15	250,000	254,706
Morgan Stanley 4.350% 9/08/26	130,000	130,777
Morgan Stanley 5.450% 1/09/17	265,000	284,534
Morgan Stanley 5.625% 9/23/19	235,000	265,267
Morgan Stanley 5.750% 1/25/21	115,000	132,014
Stifel Financial Corp. 4.250% 7/18/24	140,000	140,830

		13,214,899

Electric — 0.8%
The AES Corp. 7.750% 10/15/15	34,000	35,445
CMS Energy Corp. 5.050% 2/15/18	400,000	434,966
Entergy Louisiana LLC 4.950% 1/15/45	165,000	167,442
Florida Power & Light Co. 4.950% 6/01/35	125,000	144,199
Georgia Power Co. 4.300% 3/15/42	106,000	111,317
IPALCO Enterprises, Inc. 5.000% 5/01/18	400,000	422,000
IPALCO Enterprises, Inc. (b) 7.250% 4/01/16	280,000	295,400
Kansas Gas & Electric Co. 5.647% 3/29/21	179,985	190,568
LG&E and KU Energy LLC 4.375% 10/01/21	275,000	292,706
Metropolitan Edison Co. (b) 4.000% 4/15/25	215,000	219,280

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
National Fuel Gas Co. 3.750% 3/01/23	$125,000	$126,430
Nevada Power Co. Series N 6.650% 4/01/36	135,000	186,682
Niagara Mohawk Power Corp. (b) 2.721% 11/28/22	200,000	195,771
NiSource Finance Corp. 4.800% 2/15/44	200,000	213,089
NiSource Finance Corp. 5.800% 2/01/42	175,000	212,982
Oncor Electric Delivery Co. 6.800% 9/01/18	15,000	17,484
Oncor Electric Delivery Co. 7.500% 9/01/38	40,000	60,219
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	146,998
Pennsylvania Electric Co. (b) 4.150% 4/15/25	295,000	297,551
PPL Capital Funding, Inc. 1.900% 6/01/18	55,000	54,907
PPL Capital Funding, Inc. 5.000% 3/15/44	190,000	211,457
Puget Energy, Inc. 6.500% 12/15/20	271,000	318,477
Southern California Edison Co. 5.950% 2/01/38	105,000	138,593
State Grid Overseas Investment Ltd. (b) 1.750% 5/22/18	200,000	196,148
Transelec SA (b) 4.625% 7/26/23	175,000	181,461
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	151,141	160,202
Virginia Electric and Power Co. 6.350% 11/30/37	150,000	208,614
Wisconsin Public Service Corp. 5.650% 11/01/17	225,000	244,167

		5,484,555

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	510,000	511,275

Electronics — 0.1%
Amphenol Corp. 4.000% 2/01/22	100,000	104,875
Arrow Electronics, Inc. 6.000% 4/01/20	220,000	247,043
Avnet, Inc. 4.875% 12/01/22	123,000	130,536
Jabil Circuit, Inc. 7.750% 7/15/16	185,000	198,181

	Principal Amount	Value
Jabil Circuit, Inc. 8.250% 3/15/18	$95,000	$108,006

		788,641

Engineering & Construction — 0.0%
BAA Funding Ltd. (b) 2.500% 6/25/17	200,000	200,120

Entertainment — 0.0%
International Game Technology 5.500% 6/15/20	125,000	129,586

Environmental Controls — 0.0%
Republic Services, Inc. 3.800% 5/15/18	140,000	148,121
Republic Services, Inc. 5.250% 11/15/21	25,000	28,307

		176,428

Foods — 0.2%
ConAgra Foods, Inc. 4.950% 8/15/20	150,000	164,756
ConAgra Foods, Inc. 6.625% 8/15/39	75,000	95,978
ConAgra Foods, Inc. 7.000% 4/15/19	153,000	178,217
Delhaize Group 6.500% 6/15/17	210,000	231,661
Kraft Foods, Inc. 4.125% 2/09/16	280,000	290,403
Kraft Foods, Inc. 6.500% 2/09/40	63,000	83,962
Tyson Foods, Inc. 2.650% 8/15/19	65,000	65,592
Tyson Foods, Inc. 3.950% 8/15/24	140,000	144,721
Tyson Foods, Inc. 4.875% 8/15/34	105,000	115,182
Tyson Foods, Inc. 6.600% 4/01/16	220,000	234,521
WM Wrigley Jr. Co. (b) 2.400% 10/21/18	80,000	80,563

		1,685,556

Forest Products & Paper — 0.1%
Domtar Corp. 9.500% 8/01/16	30,000	33,118
Domtar Corp. 10.750% 6/01/17	40,000	47,543
International Paper Co. 4.750% 2/15/22	100,000	109,099
International Paper Co. 7.300% 11/15/39	110,000	145,850
International Paper Co. 9.375% 5/15/19	70,000	89,358

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Mead Corp. 7.550% 3/01/47	$260,000	$326,140

		751,108

Gas — 0.1%
Boston Gas Co. (b) 4.487% 2/15/42	100,000	107,741
The Laclede Group, Inc. 4.700% 8/15/44	290,000	302,071

		409,812

Hand & Machine Tools — 0.0%
Kennametal, Inc. 2.650% 11/01/19	150,000	148,413

Health Care – Products — 0.1%
Boston Scientific Corp. 6.000% 1/15/20	170,000	191,586
Hospira, Inc. 5.200% 8/12/20	150,000	160,924
Johnson & Johnson 5.850% 7/15/38	40,000	54,625

		407,135

Health Care – Services — 0.2%
Anthem, Inc., Convertible 2.750% 10/15/42	100,000	172,125
Cigna Corp. 2.750% 11/15/16	175,000	179,702
Cigna Corp. 5.125% 6/15/20	100,000	111,442
Howard Hughes Medical Institute 3.500% 9/01/23	150,000	156,853
Kaiser Foundation Hospitals 3.500% 4/01/22	75,000	77,352
Roche Holdings, Inc. (b) 6.000% 3/01/19	35,000	40,425
UnitedHealth Group, Inc. 2.750% 2/15/23	80,000	78,490
UnitedHealth Group, Inc. 3.950% 10/15/42	55,000	54,671
UnitedHealth Group, Inc. 6.875% 2/15/38	230,000	322,747

		1,193,807

Holding Company – Diversified — 0.0%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	220,000	250,845

Home Furnishing — 0.0%
Whirlpool Corp. 3.700% 3/01/23	110,000	111,710
Whirlpool Corp. 5.150% 3/01/43	50,000	55,365

		167,075

	Principal Amount	Value
Household Products — 0.1%
Avery Dennison Corp. 3.350% 4/15/23	$70,000	$69,586
Jarden Corp., Convertible 1.500% 6/15/19	271,000	357,042

		426,628

Housewares — 0.0%
Newell Rubbermaid, Inc. 2.050% 12/01/17	150,000	149,543

Insurance — 1.1%
Aflac, Inc. 3.625% 6/15/23	235,000	240,691
Aflac, Inc. 8.500% 5/15/19	110,000	137,469
The Allstate Corp. 5.550% 5/09/35	150,000	185,890
The Allstate Corp. VRN 5.750% 8/15/53	320,000	337,200
The Allstate Corp. 7.450% 5/16/19	18,000	21,797
Arch Capital Group US, Inc. 5.144% 11/01/43	170,000	188,880
AXIS Specialty Finance PLC 2.650% 4/01/19	95,000	95,240
Brown & Brown, Inc. 4.200% 9/15/24	300,000	303,408
The Chubb Corp. VRN 6.375% 3/29/67	245,000	262,652
CNA Financial Corp. 3.950% 5/15/24	180,000	182,008
CNA Financial Corp. 7.350% 11/15/19	180,000	214,838
Five Corners Funding Trust (b) 4.419% 11/15/23	215,000	227,346
The Hartford Financial Services Group, Inc. VRN 8.125% 6/15/38	220,000	251,863
Liberty Mutual Group, Inc. (b) 4.250% 6/15/23	97,000	99,956
Lincoln National Corp. 4.300% 6/15/15	100,000	101,582
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	200,000	222,284
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	100,000	123,197
MetLife Capital Trust IV (b) 7.875% 12/15/67	345,000	440,738
MetLife, Inc. Series A 6.817% 8/15/18	45,000	52,358
Principal Financial Group, Inc. 8.875% 5/15/19	120,000	150,985

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Progressive Corp. VRN 6.700% 6/15/37	$356,000	$385,103
Prudential Financial, Inc. 4.500% 11/15/20	125,000	135,662
Prudential Financial, Inc. VRN 5.200% 3/15/44	305,000	301,950
Prudential Financial, Inc. VRN 5.625% 6/15/43	245,000	250,464
Prudential Financial, Inc. 6.200% 11/15/40	75,000	95,507
Prudential Financial, Inc. VRN 8.875% 6/15/38	260,000	303,550
QBE Capital Funding III Ltd. VRN (b) 7.250% 5/24/41	200,000	218,000
QBE Insurance Group Ltd. (b) 2.400% 5/01/18	115,000	115,012
Reinsurance Group of America, Inc. 4.700% 9/15/23	225,000	241,775
Reinsurance Group of America, Inc. 5.000% 6/01/21	225,000	247,810
Reinsurance Group of America, Inc. 6.450% 11/15/19	220,000	254,724
The Travelers Cos., Inc. 6.250% 6/15/37	125,000	166,052
USF&G Capital I (b) 8.500% 12/15/45	150,000	223,743
Voya Financial, Inc. 5.500% 7/15/22	125,000	141,202
Voya Financial, Inc. VRN 5.650% 5/15/53	205,000	202,950
Willis Group Holdings PLC 4.125% 3/15/16	55,000	56,686
Willis North America, Inc. 7.000% 9/29/19	97,000	113,131

		7,293,703

Internet — 0.3%
Baidu, Inc. 3.250% 8/06/18	285,000	291,331
Expedia, Inc. 4.500% 8/15/24	870,000	878,501
Expedia, Inc. 7.456% 8/15/18	425,000	494,304
LinkedIn Corp., Convertible (b) 0.500% 11/01/19	225,000	237,375

		1,901,511

Investment Companies — 0.2%
Ares Capital Corp. 3.875% 1/15/20	300,000	299,139
FS Investment Corp. 4.000% 7/15/19	390,000	388,461
Xstrata Finance Canada Ltd. (b) 2.050% 10/23/15	225,000	226,464

	Principal Amount	Value
Xstrata Finance Canada Ltd. (b) 5.800% 11/15/16	$195,000	$208,599

		1,122,663

Iron & Steel — 0.3%
Allegheny Technologies, Inc. 9.375% 6/01/19	180,000	209,419
ArcelorMittal 4.250% 8/05/15	414,000	420,210
ArcelorMittal 5.000% 2/25/17	70,000	72,800
ArcelorMittal 5.750% 8/05/20	285,000	295,688
Cliffs Natural Resources, Inc. 5.700% 1/15/18	120,000	78,000
Commercial Metals Co. 6.500% 7/15/17	125,000	133,125
Reliance Steel & Aluminum Co. 4.500% 4/15/23	145,000	142,108
Reliance Steel & Aluminum Co. 6.200% 11/15/16	245,000	261,496
Reliance Steel & Aluminum Co. 6.850% 11/15/36	255,000	297,530

		1,910,376

Leisure Time — 0.0%
Carnival Corp. 1.875% 12/15/17	125,000	124,065

Lodging — 0.2%
Choice Hotels International, Inc. 5.700% 8/28/20	250,000	269,375
Marriott International, Inc. 3.250% 9/15/22	265,000	266,065
Marriott International, Inc. 5.810% 11/10/15	70,000	72,876
Marriott International, Inc. 6.200% 6/15/16	160,000	171,315
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	40,000	45,530
Wyndham Worldwide Corp. 2.500% 3/01/18	200,000	199,658
Wyndham Worldwide Corp. 2.950% 3/01/17	75,000	76,593
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750% 8/15/20	425,000	452,723

		1,554,135

Machinery – Diversified — 0.2%
CNH Industrial Capital LLC 3.250% 2/01/17	105,000	103,425
CNH Industrial Capital LLC (b) 3.375% 7/15/19	230,000	219,650

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CNH Industrial Capital LLC 3.625% 4/15/18	$116,000	$114,260
CNH Industrial Capital LLC 3.875% 11/01/15	380,000	381,900
CNH Industrial Capital LLC 6.250% 11/01/16	220,000	230,450
Xylem, Inc. 3.550% 9/20/16	200,000	207,839
Xylem, Inc. 4.875% 10/01/21	100,000	108,034

		1,365,558

Manufacturing — 0.3%
Eaton Corp. 1.500% 11/02/17	140,000	139,189
General Electric Co. 4.125% 10/09/42	270,000	279,507
Harsco Corp 2.700% 10/15/15	1,098,000	1,096,627
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	180,000	208,956
SPX Corp. 6.875% 9/01/17	200,000	218,500
Textron, Inc. 6.200% 3/15/15	180,000	181,801
Tyco Electronics Group SA 6.550% 10/01/17	200,000	225,126

		2,349,706

Media — 0.2%
21st Century Fox America Co. 6.900% 8/15/39	100,000	135,568
Comcast Corp. 6.400% 5/15/38	175,000	233,661
Globo Comunicacao e Participacoes SA STEP (b) 6.250% 7/29/49	320,000	327,360
NBCUniversal Media LLC 6.400% 4/30/40	20,000	26,796
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	143,801
Time Warner Cable, Inc. 8.250% 4/01/19	45,000	55,086
Time Warner Cable, Inc. 8.750% 2/14/19	65,000	80,460
Time Warner, Inc. 4.700% 1/15/21	125,000	136,821
Time Warner, Inc. 6.100% 7/15/40	135,000	164,406
Time Warner, Inc. 6.250% 3/29/41	25,000	31,044
Viacom, Inc. 6.250% 4/30/16	195,000	208,319

		1,543,322

	Principal Amount	Value
Mining — 0.3%
Freeport-McMoRan, Inc. 2.375% 3/15/18	$105,000	$103,845
Freeport-McMoRan, Inc. 4.000% 11/14/21	795,000	787,688
Freeport-McMoRan, Inc. 5.450% 3/15/43	155,000	146,564
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	255,000	322,616
Vale Overseas Ltd. 6.250% 1/23/17	305,000	325,316
Vale Overseas Ltd. 6.875% 11/10/39	80,000	85,205
Vulcan Materials Co. 6.500% 12/01/16	15,000	15,975

		1,787,209

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.625% 3/15/24	270,000	276,376
Pitney Bowes, Inc. 4.750% 1/15/16	125,000	129,265
Pitney Bowes, Inc. 4.750% 5/15/18	20,000	21,294
Pitney Bowes, Inc. 5.750% 9/15/17	31,000	33,925
Xerox Corp. 5.625% 12/15/19	10,000	11,239

		472,099

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	115,432

Oil & Gas — 1.0%
Anadarko Petroleum Corp. 6.450% 9/15/36	135,000	162,229
Chesapeake Energy Corp. 3.250% 3/15/16	725,000	723,187
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	45,000	40,416
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	460,000	446,775
ConocoPhillips 6.500% 2/01/39	110,000	146,151
Devon Energy Corp. 5.600% 7/15/41	175,000	194,407
Ecopetrol SA 4.250% 9/18/18	40,000	41,600
EQT Corp. 4.875% 11/15/21	110,000	118,834
Motiva Enterprises LLC (b) 5.750% 1/15/20	215,000	239,895
Motiva Enterprises LLC (b) 6.850% 1/15/40	170,000	209,685

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Newfield Exploration Co. 6.875% 2/01/20	$200,000	$203,000
Nexen, Inc. 7.500% 7/30/39	25,000	34,696
Pemex Project Funding Master Trust 6.625% 6/15/38	37,000	42,458
Petrobras Global Finance BV 2.000% 5/20/16	195,000	186,254
Petrobras Global Finance BV 3.000% 1/15/19	110,000	97,248
Petrobras Global Finance BV 3.250% 3/17/17	560,000	527,800
Petrobras International Finance Co. 3.875% 1/27/16	275,000	269,857
Petrobras International Finance Co. 5.375% 1/27/21	240,000	222,377
Petrobras International Finance Co. 6.750% 1/27/41	100,000	90,957
Petroleos Mexicanos 3.125% 1/23/19	50,000	50,125
Petroleos Mexicanos 5.500% 1/21/21	285,000	308,512
Petroleos Mexicanos 6.375% 1/23/45	80,000	90,600
Phillips 66 5.875% 5/01/42	100,000	115,159
Pioneer Natural Resources Co. 5.875% 7/15/16	240,000	254,899
Rowan Cos., Inc. 4.875% 6/01/22	325,000	316,251
Rowan Cos., Inc. 5.000% 9/01/17	220,000	229,240
Shell International Finance BV 5.500% 3/25/40	75,000	91,328
Talisman Energy, Inc. 5.500% 5/15/42	125,000	117,991
Talisman Energy, Inc. 7.750% 6/01/19	205,000	236,133
Transocean, Inc. 4.950% 11/15/15	357,000	357,894
Transocean, Inc. 5.050% 12/15/16	200,000	200,958
Valero Energy Corp. 6.125% 2/01/20	200,000	226,822

		6,593,738

Oil & Gas Services — 0.3%
Baker Hughes, Inc. 5.125% 9/15/40	200,000	219,377
Hornbeck Offshore Services, Inc. 1.500% 9/01/19	405,000	336,656
SEACOR Holdings, Inc., Convertible 3.000% 11/15/28	140,000	127,575

	Principal Amount	Value
SESI LLC 6.375% 5/01/19	$105,000	$101,850
Superior Energy Services, Inc. 7.125% 12/15/21	836,000	802,560
Weatherford International Ltd. 4.500% 4/15/22	125,000	111,253
Weatherford International Ltd. 5.950% 4/15/42	245,000	207,448
Weatherford International Ltd. 6.000% 3/15/18	75,000	80,063

		1,986,782

Packaging & Containers — 0.0%
Brambles USA Inc., Series A (b) 5.350% 4/01/20	90,000	100,289

Pharmaceuticals — 0.3%
AbbVie, Inc. 4.400% 11/06/42	75,000	77,375
McKesson Corp. 1.292% 3/10/17	95,000	94,515
McKesson Corp. 2.284% 3/15/19	95,000	94,802
McKesson Corp. 3.796% 3/15/24	45,000	46,228
McKesson Corp. 4.750% 3/01/21	150,000	165,851
McKesson Corp. 4.883% 3/15/44	60,000	66,094
McKesson Corp. 6.000% 3/01/41	125,000	154,635
Medco Health Solutions, Inc. 2.750% 9/15/15	250,000	253,281
Merck Sharp & Dohme Corp. 5.850% 6/30/39	45,000	58,883
Mylan, Inc. (b) 7.875% 7/15/20	575,000	612,487
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	80,000	98,964

		1,723,115

Pipelines — 0.6%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	615,000	624,225
Boardwalk Pipelines LLC 5.500% 2/01/17	175,000	184,610
Boardwalk Pipelines LP 5.875% 11/15/16	390,000	414,078
CenterPoint Energy Resources Corp. 4.500% 1/15/21	100,000	109,662
CenterPoint Energy Resources Corp. 5.850% 1/15/41	100,000	127,961
DCP Midstream LLC (b) 9.750% 3/15/19	20,000	25,016

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DCP Midstream Operating LLC 3.875% 3/15/23	$40,000	$38,277
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	125,000	127,898
Energy Transfer Partners LP FRN 3.250% 11/01/66	250,000	223,750
Enterprise Products Operating LP 3.200% 2/01/16	100,000	102,368
Enterprise Products Operating LP 5.950% 2/01/41	150,000	176,354
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	150,000	150,447
Kinder Morgan Energy Partners LP 6.000% 2/01/17	130,000	140,430
Kinder Morgan Energy Partners LP 6.500% 2/01/37	120,000	134,883
Kinder Morgan Energy Partners LP 6.950% 1/15/38	10,000	11,541
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	150,000	162,570
ONEOK Partners LP 3.250% 2/01/16	100,000	102,002
ONEOK Partners LP 6.125% 2/01/41	120,000	129,086
Southern Natural Gas Co. LLC (b) 5.900% 4/01/17	250,000	268,810
Texas Eastern Transmission LP (b) 6.000% 9/15/17	175,000	192,784
TransCanada PipeLines Ltd. 6.200% 10/15/37	125,000	147,417
The Williams Cos., Inc. 3.700% 1/15/23	100,000	89,809
Williams Partners LP 5.250% 3/15/20	365,000	396,218

		4,080,196

Real Estate — 0.0%
AMB Property LP 4.500% 8/15/17	175,000	186,483
Post Apartment Homes LP 3.375% 12/01/22	50,000	49,269

		235,752

Real Estate Investment Trusts (REITS) — 0.6%
American Tower Corp. 3.400% 2/15/19	185,000	188,297
American Tower Corp. 3.450% 9/15/21	425,000	417,834
American Tower Corp. 4.500% 1/15/18	330,000	350,456
ARC Properties Operating Partnership LP 2.000% 2/06/17	225,000	214,440

	Principal Amount	Value
ARC Properties Operating Partnership LP 3.000% 2/06/19	$110,000	$101,785
Boston Properties LP 3.700% 11/15/18	100,000	105,443
Boston Properties LP 4.125% 5/15/21	140,000	149,019
Brandywine Operating Partners LP 4.950% 4/15/18	200,000	214,991
DDR Corp. 4.750% 4/15/18	60,000	64,092
DDR Corp. 7.875% 9/01/20	60,000	73,996
Developers Diversified Realty Corp. 5.500% 5/01/15	390,000	395,695
Duke Realty LP 8.250% 8/15/19	225,000	277,582
ERP Operating LP 4.625% 12/15/21	75,000	82,051
Federal Realty Investment Trust 5.900% 4/01/20	55,000	63,568
HCP, Inc. 2.625% 2/01/20	180,000	178,130
Highwoods Realty LP 7.500% 4/15/18	265,000	307,082
ProLogis LP 2.750% 2/15/19	90,000	91,285
Realty Income Corp. 2.000% 1/31/18	465,000	465,857
Simon Property Group LP 5.650% 2/01/20	35,000	40,175
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	100,000	105,072

		3,886,850

Retail — 0.5%
Bed Bath & Beyond, Inc. 3.749% 8/01/24	65,000	65,896
Bed Bath & Beyond, Inc. 5.165% 8/01/44	145,000	151,711
CVS Health Corp. 6.125% 9/15/39	175,000	226,117
CVS Pass-Through Trust (b) 5.926% 1/10/34	302,084	351,283
El Puerto de Liverpool SAB de CV (b) 3.950% 10/02/24	445,000	438,103
The Home Depot, Inc. 5.950% 4/01/41	150,000	195,911
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	110,000	125,058
McDonald’s Corp. 6.300% 10/15/37	100,000	130,668
O’Reilly Automotive, Inc. 3.850% 6/15/23	105,000	109,405

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
O’Reilly Automotive, Inc. 4.875% 1/14/21	$150,000	$164,694
QVC, Inc. 3.125% 4/01/19	155,000	154,950
QVC, Inc. 4.375% 3/15/23	150,000	150,516
QVC, Inc. 4.450% 2/15/25	245,000	239,454
QVC, Inc. 5.125% 7/02/22	30,000	31,573
Tiffany & Co. (b) 4.900% 10/01/44	165,000	170,055
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	110,000	110,560
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	220,000	224,378
Walgreens Boots Alliance, Inc. 4.800% 11/18/44	315,000	332,127

		3,372,459

Savings & Loans — 0.1%
Glencore Funding LLC (b) 1.700% 5/27/16	156,000	156,248
Glencore Funding LLC (b) 2.500% 1/15/19	252,000	248,138
Glencore Funding LLC (b) 3.125% 4/29/19	145,000	145,348

		549,734

Semiconductors — 0.2%
Intel Corp. 3.250% 8/01/39	205,000	356,444
KLA-Tencor Corp. 4.650% 11/01/24	350,000	362,336
Micron Technology, Inc., Convertible 2.125% 2/15/33	226,000	725,319
Micron Technology, Inc., Convertible 3.000% 11/15/43	85,000	111,828

		1,555,927

Software — 0.1%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	110,000	114,337
CA, Inc. 2.875% 8/15/18	125,000	127,101
Citrix Systems, Inc., Convertible (b) 0.500% 4/15/19	345,000	363,328
Microsoft Corp. 3.000% 10/01/20	80,000	83,404

		688,170

Telecommunications — 0.7%
America Movil SAB de CV 5.000% 3/30/20	130,000	143,356

	Principal Amount	Value
America Movil SAB de CV 6.125% 3/30/40	$135,000	$159,733
AT&T, Inc. 6.500% 9/01/37	300,000	370,634
AT&T, Inc. 6.550% 2/15/39	25,000	30,814
British Telecom PLC 9.625% 12/15/30	55,000	86,353
CenturyLink, Inc. 6.150% 9/15/19	140,000	151,200
CenturyLink, Inc. 7.600% 9/15/39	45,000	44,550
Cisco Systems, Inc. 5.500% 1/15/40	55,000	67,022
Deutsche Telekom International Finance BV 8.750% 6/15/30	60,000	88,630
Embarq Corp. 7.082% 6/01/16	110,000	118,538
ENTEL Chile SA (b) 4.875% 10/30/24	200,000	203,225
Qwest Corp. 8.375% 5/01/16	550,000	595,538
Rogers Communications, Inc. 6.800% 8/15/18	20,000	23,083
Rogers Communications, Inc. 7.500% 8/15/38	30,000	41,926
Sprint Communications, Inc. (b) 9.000% 11/15/18	415,000	472,021
Telecom Italia Capital 6.000% 9/30/34	45,000	45,000
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	150,000	156,898
Telefonica Emisiones SAU 3.992% 2/16/16	300,000	308,548
Telefonica Emisiones SAU 5.462% 2/16/21	125,000	139,374
Telefonica Emisiones SAU 6.421% 6/20/16	93,000	99,487
Verizon Communications, Inc. (b) 2.625% 2/21/20	262,000	259,005
Verizon Communications, Inc. 3.500% 11/01/24	275,000	270,187
Verizon Communications, Inc. (b) 4.862% 8/21/46	207,000	212,636
Verizon Communications, Inc. (b) 5.012% 8/21/54	181,000	187,253
Verizon Communications, Inc. 5.150% 9/15/23	225,000	248,452
Verizon Communications, Inc. 6.550% 9/15/43	182,000	233,169

		4,756,632

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Transportation — 0.2%
Asciano Finance (b) 3.125% 9/23/15	$160,000	$161,869
Asciano Finance (b) 4.625% 9/23/20	105,000	109,647
Asciano Finance (b) 5.000% 4/07/18	250,000	268,765
Burlington Northern Santa Fe LLC 6.750% 3/15/29	190,000	238,730
Con-way, Inc. 7.250% 1/15/18	75,000	85,232
CSX Corp. 7.250% 5/01/27	50,000	63,773
Norfolk Southern Corp. 6.000% 5/23/2111	100,000	128,260
Ryder System, Inc. 2.550% 6/01/19	65,000	65,090
Union Pacific Corp. 4.000% 2/01/21	125,000	137,092

		1,258,458

Trucking & Leasing — 0.2%
GATX Corp. 3.500% 7/15/16	250,000	257,931
GATX Corp. 3.900% 3/30/23	95,000	98,712
GATX Corp. 4.750% 5/15/15	85,000	86,218
GATX Corp. 4.750% 6/15/22	150,000	164,947
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 3/15/16	620,000	628,532
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 6/15/19	290,000	288,232

		1,524,572

TOTAL CORPORATE DEBT (Cost $98,724,944)		103,463,887

MUNICIPAL OBLIGATIONS — 0.4%
JobsOhio Beverage System Series B 4.532% 1/01/35	325,000	348,754
Orange County, CA, Local Transportation Authority BAB 6.908% 2/15/41	230,000	326,593
San Diego County Regional Airport Authority 5.594% 7/01/43	450,000	503,069
State of California 5.950% 4/01/16	175,000	186,456
State of California BAB 7.550% 4/01/39	120,000	185,183

	Principal Amount	Value
State of California BAB 7.600% 11/01/40	$350,000	$546,115
State of Illinois 5.365% 3/01/17	575,000	615,566

		2,711,736

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,516,650)		2,711,736

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.1%
Auto Floor Plan ABS — 0.0%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A FRN (b) 1.666% 10/20/20	230,000	230,000

Automobile ABS — 0.2%
American Credit Acceptance Receivables Trust, Series 2014-3, Class A (b) 0.990% 8/10/18	388,055	387,652
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A (b) 2.500% 2/20/21	230,000	229,046
Capital Automotive REIT, Series 2014-1A, Class A (b) 3.660% 10/15/44	160,000	159,203
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	231,508	236,911
CPS Auto Trust, Series 2014-A, Class A (b) 1.210% 8/15/18	196,914	196,544
CPS Auto Trust, Series 2012-A, Class A (b) 2.780% 6/17/19	60,880	61,683
Flagship Credit Auto Trust, Series 2013-2, Class A (b) 1.940% 1/15/19	180,243	181,011
Rental Car Finance Corp., Series 2011-1A, Class A1 (b) 2.510% 2/25/16	51,667	51,736

		1,503,786

Commercial MBS — 2.0%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.754% 2/10/51	291,585	317,780
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 5.821% 2/10/51	220,000	239,677
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.245% 2/10/51	299,818	331,644
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.288% 2/10/51	215,000	237,916

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	$350,000	$370,643
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	239,271
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	425,000	456,280
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	235,000	254,880
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	275,000	298,896
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.743% 9/11/38	400,000	421,094
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	155,000	169,806
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	195,000	197,367
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	319,000	341,047
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AM VRN 5.650% 12/10/49	225,000	243,991
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.796% 12/10/49	476,000	519,879
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (b) 4.238% 1/10/34	165,000	177,580
DBRR Trust, Series 2013-EZ3, Class A VRN (b) 1.636% 12/18/49	289,570	291,063
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	181,860	186,858
DBUBS Mortgage Trust, Series 2011-LC1A, Class B VRN (b) 5.471% 11/10/46	110,000	124,540
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM VRN 5.819% 7/10/38	215,000	226,678

	Principal Amount	Value
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.819% 7/10/38	$478,630	$500,878
GS Mortgage Securities Corp., Series 2014-4R, Class AS FRN (b) 0.349% 1/26/34	295,000	277,618
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (b) 4.948% 1/10/45	100,000	112,002
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	725,000	764,560
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM VRN 5.466% 6/12/47	265,000	282,039
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	260,000	283,853
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	250,000	277,673
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	213,300
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	440,000	468,400
Morgan Stanley Capital I, Series 2006-HQ8, Class AM VRN 5.461% 3/12/44	275,000	286,459
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	300,000	320,458
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	161,026	162,045
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.278% 1/11/43	163,908	182,896
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	177,346	159,611
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.560% 8/15/39	200,000	205,367
VFC LLC, Series 2014-2, Class A, (Acquired 7/9/14, Cost $250,000) (b) (c) 2.750% 7/20/30	165,394	165,398
VNO Mortgage Trust, Series 2013-PENN, Class A (b) 3.808% 12/13/29	240,000	254,260

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	$270,000	$286,990
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	295,000	306,945
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	750,000	789,861
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM VRN 5.591% 4/15/47	200,000	213,496
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 5.941% 2/15/51	189,269	201,965
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 5.941% 2/15/51	235,000	254,843
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	71,742	74,413
Wells Fargo Reremic Trust, Series 2012-IO, Class A (b) 1.750% 8/20/21	101,963	101,932
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	175,000	179,426
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	200,000	203,852
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	190,000	201,405

		13,378,835

Home Equity ABS — 0.7%
Aames Mortgage Investment Trust, Series 2005-1, Class M4 FRN 1.280% 6/25/35	179,150	176,117
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.880% 1/25/35	342,209	333,630
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.440% 8/25/35	100,068	99,391
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.830% 6/25/35	83,994	83,305

	Principal Amount	Value
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.845% 2/25/35	$53,460	$53,007
Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class M1 FRN 0.620% 4/28/39	219,075	215,415
Bear Stearns Asset-Backed Securities I Trust, Series 2006-EC2, Class M1 FRN 0.555% 2/25/36	129,077	121,619
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1 FRN (b) 0.370% 11/25/45	242,885	234,371
Citigroup Mortgage Loan Trust, Series 2003-HE4, Class A FRN (b) 0.580% 12/25/33	12,707	12,700
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2 FRN 0.600% 7/25/35	83,878	81,734
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.605% 8/25/35	87,062	86,704
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.630% 9/25/34	42,294	42,005
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.660% 12/25/35	32,232	32,113
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.590% 5/25/36	237,276	231,898
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.620% 7/25/35	225,796	221,522
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.410% 1/25/36	104,884	102,007
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.600% 4/25/35	96,191	91,681
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.340% 8/25/36	78,460	77,577
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.830% 10/25/35	35,135	35,025
JP Morgan Mortgage Acquisition Corp., Series 2005-FLD1, Class M2 FRN 0.905% 7/25/35	90,376	89,827
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.950% 12/25/32	83,652	83,654

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.965% 2/25/35	$255,219	$244,225
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.995% 6/25/35	322,278	310,732
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.890% 3/25/35	295,000	273,743
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.905% 6/28/35	294,793	290,633
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (b) 0.935% 6/28/35	220,000	204,353
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.920% 7/25/35	186,673	185,792
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D FRN 0.540% 1/25/36	355,754	353,206
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.430% 9/25/35	120,183	119,721
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.550% 8/25/35	120,746	119,348
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.670% 3/25/35	105,786	104,566
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.600% 11/25/35	215,241	211,235
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.510% 3/25/36	7,019	7,018
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.530% 8/25/35	73,282	72,752

		5,002,626

Other ABS — 2.2%
321 Henderson Receivables LLC, Series 2005-1A, Class A1 FRN (b) 0.391% 11/15/40	147,334	143,713
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (b) 1.763% 7/20/26	360,000	358,160
Alterna Funding I LLC, Series 2014-1A, Class NOTE (b) 1.639% 2/15/21	263,570	263,075

	Principal Amount	Value
Apidos CLO XV, Series 2013-15A, Class A1 FRN (b) 1.581% 10/20/25	$500,000	$494,437
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (b) 4.277% 9/05/44	380,000	381,244
ARL Second LLC, Series 2014-1A, Class A1 (b) 2.920% 6/15/44	199,173	197,859
Avery Point CLO Ltd., Series 2014-5A, Class A FRN (b) 1.688% 7/17/26	350,000	347,254
Avery Point III CLO Ltd., Series 2013-3A, Class A FRN (b) 1.631% 1/18/25	250,000	247,791
BCC Funding VIII LLC, Series 2014-1A, Class A (b) 1.794% 6/20/20	150,866	150,609
Birchwood Park CLO Ltd., Series 2014-1A, Class A FRN (b) 1.674% 7/15/26	345,000	341,458
BlueMountain CLO Ltd., Series 2013-2A, Class A FRN (b) 1.432% 1/22/25	250,000	245,992
CAN Capital Funding LLC, Series 2014-1A, Class A (b) 3.117% 4/15/20	250,000	248,125
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (b) 1.748% 4/17/25	555,000	552,839
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	150,931	154,860
CLI Funding V LLC, Series 2014-2A, Class A (b) 3.380% 10/18/29	137,667	137,727
Consumers Securitization Funding LLC, Series 2014-A, Class A2 2.962% 11/01/25	190,000	193,937
Cronos Containers Program I Ltd., Series 2014-2A, Class A (b) 3.270% 11/18/29	297,222	297,136
Diamond Resorts Owner Trust, Series 2013-2, Class A (b) 2.270% 5/20/26	269,769	271,088
Diamond Resorts Owner Trust, Series 2014-1, Class A (b) 2.540% 5/20/27	190,764	190,636
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	449,306	471,772

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (b) 5.800% 7/15/24	$126,667	$131,205
Eaton Vance CLO, Series 2014-1A, Class A FRN (b) 1.685% 7/15/26	450,000	446,310
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	418,193	417,404
Global Container Assets Ltd., Series 2013-1A, Class A1 (b) 2.200% 11/05/28	218,500	217,390
Global SC Finance II SRL, Series 2014-1A, Class A1 (b) 3.190% 7/17/29	239,583	237,393
Global SC Finance II SRL, Series 2013-2A, Class A (b) 3.670% 11/17/28	236,292	239,047
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (b) 1.384% 4/25/25	565,000	554,184
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.407% 6/02/17	250,000	253,847
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	136,343	137,066
Horizon Funding Trust, Series 2013-1A, Class A (b) 3.000% 5/15/18	114,105	114,604
Icon Brand Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	179,515	178,840
Icon Brand Holdings LLC, Series 2013-1A, Class A (b) 4.352% 1/25/43	158,214	158,783
ING Investment Management CLO Ltd., Series 2012-3A, Class A FRN (b) 1.681% 10/15/22	250,000	248,775
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (b) 1.681% 1/18/26	260,000	257,835
LCM Ltd., Series 10AR, Class AR FRN (b) 1.491% 4/15/22	500,000	497,552
LCM Ltd., Series 16A, Class A FRN (b) 1.758% 7/15/26	460,000	457,225
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (b) 1.731% 7/20/26	465,000	463,473
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (b) 1.558% 7/20/18	249,192	248,896

	Principal Amount	Value
New York City Tax Lien, Series 2012-AA, Class A (b) 1.230% 11/10/25	$26,211	$26,185
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A FRN (b) 1.351% 4/20/25	355,000	348,975
OHA Loan Funding Ltd., Series 2013-1A, Class A FRN (b) 1.481% 7/23/25	270,000	266,655
Orange Lake Timeshare Trust, Series 2014-AA, Class A (b) 2.290% 7/09/29	107,733	107,853
Race Point VIII CLO Ltd., Series 2013-8A, Class A FRN (b) 1.482% 2/20/25	250,000	246,810
Race Point VIII CLO Ltd., Series 2012-7A, Class A FRN (b) 1.652% 11/08/24	250,000	248,775
Sierra Receivables Funding Co. LLC, Series 2012-3A, Class A (b) 1.870% 8/20/29	209,531	210,594
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	83,005	84,322
Sierra Receivables Funding Co. LLC, Series 2011-1A, Class A (b) 3.350% 4/20/26	93,043	94,427
Sonic Capital LLC, Series 2011-1A, Class A2 (b) 5.438% 5/20/41	281,777	297,099
Spirit Master Funding LLC, Series 2014-4A, Class A1 (b) 3.501% 1/20/45	160,000	160,050
SpringCastle America Funding LLC, Series 2014-AA, Class A (b) 2.700% 5/25/23	544,734	543,383
Springleaf Funding Trust, Series 2013-AA, Class A (b) 2.580% 9/15/21	225,000	225,648
Structured Receivables Finance LLC, Series 2010-B, Class A (b) 3.730% 8/15/36	140,605	147,753
SVO VOI Mortgage LLC, Series 2012-AA, Class A (b) 2.000% 9/20/29	266,249	264,665
Textainer Marine Containers III Ltd., Series 2014-1A, Class A (b) 3.270% 10/20/39	157,333	156,230
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (b) 2.561% 10/15/15	315,000	316,301

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Trinity Rail Leasing LP, Series 2004-1A, Class A (b) 5.270% 8/14/27	$101,035	$106,632
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	117,809	123,629

		14,925,527

Student Loans ABS — 0.9%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.363% 8/25/26	35,755	35,658
Access Group, Inc., Series 2003-A, Class A3 FRN 1.220% 7/01/38	327,820	300,744
Access Group, Inc., Series 2008-1, Class A FRN 1.534% 10/27/25	363,001	366,023
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.654% 1/25/47	350,000	295,750
EdLinc Student Loan Funding Trust, Series 2012-1, Class B FRN (b) 4.410% 11/26/40	270,000	301,626
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.651% 6/15/43	500,000	497,190
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.656% 6/15/43	200,000	197,700
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.907% 6/15/43	100,000	97,160
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.353% 11/25/26	150,175	149,402
Goal Capital Funding Trust, Series 2007-1, Class C1 FRN 0.655% 6/25/42	111,773	111,095
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.534% 10/28/41	195,608	195,027
Mississippi Higher Education Assistance Corp., Series 2014-1, Class A1 FRN 0.850% 10/25/35	283,374	282,608
National Collegiate Student Loan Trust, Series 2006-3, Class A3 FRN 0.320% 10/25/27	543,189	536,273
Navient Student Loan Trust, Series 2014-8, Class B FRN 1.655% 7/26/49	155,000	150,237
Navient Student Loan Trust, Series 2014-1, Class B FRN 1.655% 6/25/48	220,000	213,603

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2006-3, Class B FRN 0.505% 6/25/41	$162,843	$147,116
Nelnet Student Loan Trust, Series 2014-6A, Class A FRN (b) 0.820% 11/25/47	291,633	290,008
Nelnet Student Loan Trust, Series 2005-4, Class A4R2 FRN 0.858% 3/22/32	200,000	186,656
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 0.970% 4/25/46	111,448	111,852
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.446% 5/28/26	49,628	49,581
Panhandle-Plains Student Finance Corp., Series 2001-A2 1.656% 12/01/31	300,000	287,851
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.401% 7/15/36	157,827	156,923
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.531% 7/15/36	125,000	118,990
SLM Student Loan Trust, Series 2004-6, Class B FRN 0.614% 4/25/25	250,000	244,555
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 0.950% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2002-7, Class A10 FRN 2.640% 3/15/28	190,000	190,000
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 2.640% 6/17/30	350,000	350,000
South Carolina Student Loan Corp., Series 2014-1, Class A2 FRN 1.155% 1/03/33	290,000	288,624

		6,202,252

WL Collateral CMO — 0.1%
Connecticut Avenue Securities Trust, Series 2014-C04, Class 1M1 FRN 2.119% 11/25/24	160,593	160,593
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.659% 2/25/34	29,883	29,299
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.904% 9/25/33	7,805	7,464
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.475% 8/25/34	21,871	20,677

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.530% 7/25/35	$6,442	$6,408
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.409% 8/25/34	78,206	66,349
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.420% 8/25/36	68,496	63,059
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.448% 7/25/33	5,425	5,353
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.605% 2/25/34	10,149	9,512
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	270	271
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.569% 3/25/34	51,581	51,158
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.513% 4/25/44	120,120	124,419

		544,562

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.405% 11/25/37	107,654	106,588
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.759% 6/25/32	32,198	31,077

		137,665

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $41,704,774)		41,925,253

SOVEREIGN DEBT OBLIGATIONS — 0.4%
Brazilian Government International Bond 4.875% 1/22/21	100,000	106,250
Mexico Government International Bond 4.750% 3/08/44	360,000	375,300
Peruvian Government International Bond 6.550% 3/14/37	95,000	123,263
Poland Government International Bond 6.375% 7/15/19	230,000	269,100
Province of Quebec Canada 2.625% 2/13/23	442,000	441,459
Province of Quebec Canada 7.500% 9/15/29	90,000	133,010

	Principal Amount	Value
Republic of Brazil International Bond 5.625% 1/07/41	$305,000	$328,637
Republic of Turkey International Bond 3.250% 3/23/23	200,000	189,750
Republic of Turkey International Bond 4.875% 4/16/43	81,000	80,682
Republic of Turkey International Bond 6.750% 4/03/18	145,000	161,313
United Mexican States 5.125% 1/15/20	200,000	220,500
United Mexican States 6.750% 9/27/34	160,000	208,960

		2,638,224

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,474,445)		2,638,224

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 9.2%
Collateralized Mortgage Obligations — 0.7%
Federal Home Loan Mortgage Corp. Series 4303, Class AP 3.000% 8/15/43	905,060	932,178
Series 4290, Class CA 3.500% 12/15/38	489,269	513,191
Series 2617, Class Z 5.500% 5/15/33	477,450	536,634
Series 2693, Class Z 5.500% 10/15/33	818,273	910,162
Federal National Mortgage Association Series 2014-7, Class VA 3.500% 5/25/25	284,266	302,458
Series 2014-48, Class AB 4.000% 10/25/40	703,235	750,526
Series 2007-32, Class Z 5.500% 4/25/37	273,117	303,590
Series 2010-60, Class HJ 5.500% 5/25/40	186,319	205,767
Federal National Mortgage Association Benchmark REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	219,832	240,431
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	181,704	203,156

		4,898,093

Pass-Through Securities — 8.5%
Federal Home Loan Mortgage Corp. Pool #E85346 6.000% 9/01/16	6,853	7,124

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #E85389 6.000% 9/01/16	$3,811	$3,950
Pool #E85542 6.000% 10/01/16	9,104	9,448
Pool #G11431 6.000% 2/01/18	7,681	8,035
Pool #E85089 6.500% 8/01/16	26,596	27,684
Pool #E85301 6.500% 9/01/16	12,826	13,350
Pool #C55867 7.500% 2/01/30	89,690	105,159
Pool #C01079 7.500% 10/01/30	11,802	14,062
Pool #C01135 7.500% 2/01/31	35,972	42,819
Pool #C00470 8.000% 8/01/26	23,667	28,043
Pool #G00924 8.000% 3/01/28	28,852	34,146
Pool #554904 9.000% 3/01/17	177	188
Federal National Mortgage Association Pool #725692 2.270% 10/01/33 FRN	111,192	117,674
Pool #888586 2.340% 10/01/34 FRN	187,308	198,752
Pool #890564 3.000% 6/01/43	731,676	743,708
Pool #AO8629 3.500% 7/01/42	1,177,858	1,230,172
Pool #AP6609 3.500% 9/01/42	439,397	458,913
Pool #AB8527 3.500% 3/01/43	167,488	174,666
Pool #AR8708 3.500% 4/01/43	234,671	244,727
Pool #AT0998 3.500% 4/01/43	1,158,244	1,207,876
Pool #AT4050 3.500% 5/01/43	305,682	318,781
Pool #MA1463 3.500% 6/01/43	760,117	792,689
Pool #AB6261 4.000% 9/01/42	1,826,847	1,966,073
Pool #587994 6.000% 6/01/16	10,456	10,790
Pool #564594 7.000% 1/01/31	12,260	14,248
Pool #572844 7.000% 4/01/31	26,407	30,927
Pool #253795 7.000% 5/01/31	93,596	109,409

	Principal Amount	Value
Pool #499386 7.500% 9/01/29	$2,097	$2,497
Pool #521006 7.500% 12/01/29	743	883
Pool #522769 7.500% 12/01/29	74	88
Pool #252981 7.500% 1/01/30	11,631	13,816
Pool #524874 7.500% 2/01/30	617	665
Pool #531196 7.500% 2/01/30	1,135	1,355
Pool #524317 7.500% 3/01/30	5,155	6,079
Pool #530299 7.500% 3/01/30	322	377
Pool #530520 7.500% 3/01/30	13,206	15,655
Pool #253183 7.500% 4/01/30	5,138	6,108
Pool #253265 7.500% 5/01/30	4,003	4,729
Pool #536999 8.000% 3/01/30	135	162
Pool #526380 8.000% 5/01/30	6,633	8,017
Pool #536949 8.000% 5/01/30	2,983	3,614
Pool #535351 8.000% 6/01/30	5,102	6,143
Pool #253481 8.000% 10/01/30	3,852	4,652
Pool #190317 8.000% 8/01/31	1,516	1,827
Pool #596656 8.000% 8/01/31	1,567	1,776
Pool #602008 8.000% 8/01/31	4,385	5,294
Federal National Mortgage Association TBA Pool #3348 2.500% 9/01/27 (d)	10,325,000	10,520,207
Pool #4241 3.000% 8/01/42 (d)	2,650,000	2,682,090
Pool #1963 3.500% 8/01/42 (d)	2,550,000	2,659,570
Pool #9174 4.000% 4/01/42 (d)	3,925,000	4,190,551
Pool #18718 4.500% 3/01/40 (d)	7,075,000	7,682,455
Government National Mortgage Association Pool #783896 3.500% 5/15/44	986,463	1,038,445

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #359587 7.000% 6/15/23	$634	$711
Pool #337539 7.000% 7/15/23	1,022	1,160
Pool #363066 7.000% 8/15/23	11,861	13,487
Pool #354674 7.000% 10/15/23	9,671	10,934
Pool #362651 7.000% 10/15/23	20,403	22,880
Pool #368814 7.000% 10/15/23	4,780	5,396
Pool #352021 7.000% 11/15/23	5,062	5,690
Pool #371967 7.000% 11/15/23	779	889
Pool #591581 7.000% 8/15/32	15,547	18,340
Pool #205884 7.500% 5/15/17	15,093	15,917
Pool #213760 7.500% 6/15/17	3,794	4,009
Government National Mortgage Association II Pool #82488 1.625% 3/20/40 FRN	203,554	210,839
Pool #82462 3.500% 1/20/40 FRN	154,103	161,010
Pool #G2MA2149 4.000% 8/20/44	4,360,467	4,678,645
Government National Mortgage Association TBA Pool #188 3.000% 11/01/42 (d)	8,850,000	9,049,816
Pool #207 3.500% 1/01/43 (d)	1,975,000	2,073,904
Pool #232 4.000% 12/01/42 (d)	4,950,000	5,306,168

		58,350,263

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $62,971,415)		63,248,356

U.S. TREASURY OBLIGATIONS — 1.0%
U.S. Treasury Bonds & Notes — 1.0%
U.S. Treasury Bond 2.875% 5/15/43	280,000	286,654
U.S. Treasury Bond 3.000% 11/15/44	70,000	73,571
U.S. Treasury Bond 3.375% 5/15/44	2,070,000	2,332,404

	Principal Amount	Value
U.S. Treasury Bond (e) (f) 4.500% 2/15/36	$1,590,000	$2,122,576
U.S. Treasury Inflation Index 0.375% 7/15/23	897,899	887,728
U.S. Treasury Note 2.250% 11/15/24	1,080,000	1,087,319
U.S. Treasury Note 2.375% 8/15/24	220,000	223,930

		7,014,182

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,600,011)		7,014,182

TOTAL BONDS & NOTES (Cost $214,992,239)		221,001,638

	Notional Amount
PURCHASED OPTIONS — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
3-Month USD LIBOR BBA 10 Year Swaption, Call, Expires 4/25/16, Strike 2.50 (OTC — Credit Suisse International); Underlying swap terminates 4/27/26	$17,900,000	473,414

TOTAL PURCHASED OPTIONS (Cost $314,078)		473,414

TOTAL LONG-TERM INVESTMENTS (Cost $504,502,960)		682,408,477

	Principal Amount

SHORT-TERM INVESTMENTS — 6.7%
Commercial Paper — 6.5%
Amphenol Corp. (b) 0.650% 3/27/15	$2,130,000	2,126,731
Apache Corp. (b) 0.400% 1/05/15	2,650,000	2,649,882
Bell Canada (b) 0.500% 3/17/15	4,000,000	3,995,833
Bemis Co., Inc. (b) 0.520% 1/20/15	3,997,000	3,995,903
Block Financial LLC (b) 0.470% 2/02/15	3,525,000	3,523,527
Mondelez International, Inc. (b) 0.350% 1/02/15	4,098,000	4,097,960

The accompanying notes are an integral part of the financial statements.

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pacific Gas & Electric Co. (b) 0.500% 1/09/15	$2,733,000	$2,732,696
Pentair Finance (b) 0.590% 2/06/15	1,270,000	1,269,251
Public Service Co. Colorado (b) 0.750% 1/29/15	3,196,000	3,194,136
Sempra Energy Holdings (b) 0.530% 2/10/15	4,314,000	4,311,460
Tate & Lyle International Finance PLC (b) 0.500% 3/04/15	4,000,000	3,996,556
Time Warner Cable, Inc. (b) 0.500% 2/27/15	4,548,000	4,544,400
Vodafone Group PLC (b) 0.480% 4/01/15	2,000,000	1,997,600
Vodafone Group PLC (b) 0.499% 6/01/15	2,000,000	1,995,889

		44,431,824

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (g)	299,264	299,264

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	5,978	5,978

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill 0.000% 1/08/15	1,000,000	999,990

TOTAL SHORT-TERM INVESTMENTS (Cost $45,737,056)		45,737,056

TOTAL INVESTMENTS — 106.3% (Cost $550,240,016) (h)		728,145,533

Other Assets/(Liabilities) — (6.3)%		(42,931,950)

NET ASSETS — 100.0%		$685,213,583

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
OTC	Over-the-counter
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $82,928,288 or 12.10% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2014, these securities amounted to a value of $165,398 or 0.02% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(g)	Maturity value of $299,264. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $307,548.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 98.9%

COMMON STOCK — 98.9%
Basic Materials — 2.2%
Chemicals — 1.4%
E.I. du Pont de Nemours & Co.	75,457	$5,579,290
LyondellBasell Industries NV Class A	35,850	2,846,132
Potash Corp. of Saskatchewan, Inc.	96,398	3,404,777

		11,830,199

Mining — 0.8%
Freeport-McMoRan, Inc.	98,380	2,298,157
Vulcan Materials Co.	69,417	4,562,779

		6,860,936

		18,691,135

Communications — 9.6%
Advertising — 0.6%
Omnicom Group, Inc.	69,465	5,381,453

Internet — 1.8%
AOL, Inc. (a)	84,426	3,897,948
Liberty Interactive Corp. Class A (a)	169,861	4,997,311
Symantec Corp.	236,105	6,057,274

		14,952,533

Media — 3.4%
Comcast Corp. Class A	168,239	9,759,544
DISH Network Corp. Class A (a)	49,520	3,609,513
Liberty Global PLC Series A (a)	79,069	3,969,659
Viacom, Inc. Class B	60,046	4,518,462
The Walt Disney Co.	77,370	7,287,480

		29,144,658

Telecommunications — 3.8%
Cisco Systems, Inc.	172,544	4,799,311
Knowles Corp. (a) (b)	172,920	4,072,266
Motorola Solutions, Inc.	71,131	4,771,468
Verizon Communications, Inc.	315,444	14,756,470
Vodafone Group PLC Sponsored ADR (United Kingdom)	119,468	4,082,222

		32,481,737

		81,960,381

Consumer, Cyclical — 9.3%
Airlines — 1.2%
Delta Air Lines, Inc.	201,130	9,893,585

Auto Manufacturers — 0.9%
Ford Motor Co.	187,260	2,902,530
General Motors Co.	128,761	4,495,047

		7,397,577

Automotive & Parts — 0.8%
Johnson Controls, Inc.	136,800	6,612,912

	Number of Shares	Value
Entertainment — 0.3%
Cinemark Holdings, Inc.	80,700	$2,871,306

Household Products — 0.6%
Reckitt Benckiser Group PLC Sponsored ADR (United Kingdom) (b)	328,490	5,443,079

Housewares — 0.4%
Newell Rubbermaid, Inc.	79,300	3,020,537

Leisure Time — 0.8%
Royal Caribbean Cruises Ltd.	84,360	6,953,795

Retail — 4.3%
AutoNation, Inc. (a)	50,255	3,035,905
Costco Wholesale Corp.	27,260	3,864,105
CVS Health Corp.	47,689	4,592,928
Family Dollar Stores, Inc.	43,773	3,467,259
The Gap, Inc.	81,940	3,450,493
Kohl’s Corp.	36,080	2,202,323
Lowe’s Cos., Inc.	70,659	4,861,339
Staples, Inc.	177,040	3,207,965
Wal-Mart Stores, Inc.	55,540	4,769,775
Walgreens Boots Alliance, Inc.	46,950	3,577,590

		37,029,682

		79,222,473

Consumer, Non-cyclical — 19.5%
Agriculture — 1.5%
Lorillard, Inc.	132,930	8,366,614
Philip Morris International, Inc.	54,033	4,400,988

		12,767,602

Beverages — 1.2%
PepsiCo, Inc.	103,245	9,762,847

Biotechnology — 0.5%
Amgen, Inc.	26,060	4,151,098

Commercial Services — 0.4%
Apollo Education Group, Inc. (a)	103,200	3,520,152

Foods — 1.3%
ConAgra Foods, Inc.	55,950	2,029,866
Kraft Foods Group, Inc.	75,450	4,727,697
Mondelez International, Inc. Class A	129,575	4,706,812

		11,464,375

Health Care – Products — 1.1%
Baxter International, Inc.	49,360	3,617,594
Covidien PLC	57,303	5,860,951

		9,478,545

Health Care – Services — 3.4%
HCA Holdings, Inc. (a)	92,345	6,777,199
Thermo Fisher Scientific, Inc.	29,830	3,737,401
UnitedHealth Group, Inc.	182,466	18,445,488

		28,960,088

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 10.1%
Actavis PLC (a)	14,431	$3,714,684
Bristol-Myers Squibb Co.	63,478	3,747,106
Cardinal Health, Inc.	127,470	10,290,653
Eli Lilly & Co.	141,358	9,752,288
Express Scripts Holding Co. (a)	45,222	3,828,947
Gilead Sciences, Inc. (a)	32,020	3,018,205
Indivior PLC Sponsored ADR (United Kingdom) (a)	13,140	148,477
Merck & Co., Inc.	256,912	14,590,033
Pfizer, Inc.	303,299	9,447,764
Quintiles Transnational Holdings, Inc. (a)	35,330	2,079,877
Roche Holding AG Sponsored ADR (Switzerland)	220,420	7,492,076
Sanofi ADR (France)	190,264	8,677,941
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	166,708	9,587,377

		86,375,428

		166,480,135

Energy — 9.6%
Oil & Gas — 6.8%
Anadarko Petroleum Corp.	27,800	2,293,500
BP PLC Sponsored ADR (United Kingdom)	114,880	4,379,226
Chevron Corp.	61,790	6,931,602
Cobalt International Energy, Inc. (a)	126,031	1,120,416
Hess Corp.	46,176	3,408,712
Marathon Oil Corp.	156,659	4,431,883
Noble Energy, Inc.	79,556	3,773,341
Occidental Petroleum Corp.	65,270	5,261,415
Phillips 66	45,150	3,237,255
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	66,460	4,449,497
Suncor Energy, Inc.	483,300	15,359,274
Valero Energy Corp.	67,928	3,362,436

		58,008,557

Oil & Gas Services — 2.1%
National Oilwell Varco, Inc.	117,270	7,684,703
Schlumberger Ltd.	106,058	9,058,414
Transocean Ltd. (b)	65,450	1,199,698

		17,942,815

Pipelines — 0.7%
Enbridge, Inc.	125,930	6,474,061

		82,425,433

Financial — 25.3%
Banks — 7.4%
Bank of America Corp.	755,979	13,524,464
Capital One Financial Corp.	102,480	8,459,724
Fifth Third Bancorp	287,067	5,848,990
KeyCorp	302,260	4,201,414

	Number of Shares	Value
PNC Financial Services Group, Inc.	62,071	$5,662,737
State Street Corp.	98,709	7,748,657
U.S. Bancorp	107,880	4,849,206
Wells Fargo & Co.	136,091	7,460,509
Zions Bancorp	188,136	5,363,757

		63,119,458

Diversified Financial — 10.3%
Ameriprise Financial, Inc.	42,633	5,638,214
Citigroup, Inc.	462,689	25,036,102
CME Group, Inc.	23,330	2,068,205
Discover Financial Services	90,126	5,902,352
FNF Group	144,934	4,992,976
The Goldman Sachs Group, Inc.	52,830	10,240,039
Invesco Ltd.	90,060	3,559,171
JP Morgan Chase & Co.	159,871	10,004,727
Legg Mason, Inc.	75,029	4,004,298
Morgan Stanley	309,150	11,995,020
Navient Corp.	144,974	3,132,888
T. Rowe Price Group, Inc.	19,760	1,696,594

		88,270,586

Insurance — 6.1%
Aflac, Inc.	52,730	3,221,276
The Allstate Corp.	100,070	7,029,917
American International Group, Inc.	262,600	14,708,226
Aon PLC	58,430	5,540,917
MetLife, Inc.	213,341	11,539,615
Sun Life Financial, Inc. (b)	27,110	977,587
The Travelers Cos., Inc.	38,916	4,119,258
Unum Group	145,964	5,091,224

		52,228,020

Real Estate Investment Trusts (REITS) — 1.5%
Equity Residential	60,120	4,319,021
Public Storage	23,410	4,327,338
Weyerhaeuser Co.	128,665	4,617,787

		13,264,146

		216,882,210

Industrial — 11.0%
Aerospace & Defense — 0.7%
Northrop Grumman Corp.	41,727	6,150,143

Building Materials — 0.7%
Louisiana-Pacific Corp. (a)	351,300	5,817,528

Electronics — 0.8%
TE Connectivity Ltd.	110,160	6,967,620

Environmental Controls — 0.8%
Waste Management, Inc.	127,940	6,565,881

Machinery – Construction & Mining — 1.0%
Caterpillar, Inc.	28,200	2,581,146
Ingersoll-Rand PLC	58,889	3,732,974
Terex Corp.	82,483	2,299,626

		8,613,746

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Diversified — 0.4%
Deere & Co.	36,505	$3,229,597

Manufacturing — 4.8%
Danaher Corp.	86,238	7,391,459
Eaton Corp. PLC	222,174	15,098,945
Honeywell International, Inc.	51,601	5,155,972
Illinois Tool Works, Inc.	62,523	5,920,928
Parker Hannifin Corp.	57,563	7,422,749

		40,990,053

Packaging & Containers — 0.6%
Sealed Air Corp.	133,794	5,676,879

Transportation — 1.2%
American ExpressNorfolk Southern Corp.	48,198	5,282,983
CSX Corp.	144,150	5,222,554

		10,505,537

		94,516,984

Technology — 9.6%
Computers — 4.2%
Apple, Inc.	110,207	12,164,649
EMC Corp.	454,101	13,504,964
International Business Machines Corp.	9,210	1,477,652
SanDisk Corp.	48,930	4,794,161
Synopsys, Inc. (a)	55,580	2,416,063
Western Digital Corp.	13,970	1,546,479

		35,903,968

Internet — 0.2%
Check Point Software Technologies Ltd. (a)	25,930	2,037,320

Semiconductors — 2.3%
Broadcom Corp. Class A	196,690	8,522,578
Intel Corp.	233,850	8,486,417
Micron Technology, Inc. (a)	73,146	2,560,841

		19,569,836

Software — 2.9%
Citrix Systems, Inc. (a)	63,350	4,041,730
Microsoft Corp.	283,424	13,165,045
Oracle Corp.	175,230	7,880,093

		25,086,868

		82,597,992

Utilities — 2.8%
Electric — 2.8%
Calpine Corp. (a)	162,464	3,595,328
Edison International	134,430	8,802,477
Entergy Corp.	39,450	3,451,086
NextEra Energy, Inc.	39,521	4,200,687

	Number of Shares	Value
PG&E Corp.	72,976	$3,885,242

		23,934,820

TOTAL COMMON STOCK (Cost $641,534,783)		846,711,563

TOTAL EQUITIES (Cost $641,534,783)		846,711,563

MUTUAL FUNDS — 1.0%
Diversified Financial — 1.0%
State Street Navigator Securities Lending Prime Portfolio (c)	7,997,075	7,997,075

TOTAL MUTUAL FUNDS (Cost $7,997,075)		7,997,075

TOTAL LONG-TERM INVESTMENTS (Cost $649,531,858)		854,708,638

	Principal Amount

SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (d)	$10,452,834	10,452,834

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	31,219	31,219

TOTAL SHORT-TERM INVESTMENTS (Cost $10,484,053)		10,484,053

TOTAL INVESTMENTS —101.1%
(Cost $660,015,911) (e)		865,192,691

Other Assets/(Liabilities) —(1.1)%		(9,284,859)

NET ASSETS — 100.0%		$855,907,832

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MML Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $7,783,317 or 0.91% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $10,452,840. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500% – 3.500%, maturity dates ranging from 4/01/28 – 1/01/32, and an aggregate market value, including accrued interest, of $10,664,178.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 0.2%

PREFERRED STOCK — 0.2%
Financial — 0.2%
Insurance — 0.2%
The Allstate Corp. 5.100%	95,000	$2,406,350

TOTAL PREFERRED STOCK (Cost $2,375,000)		2,406,350

TOTAL EQUITIES (Cost $2,375,000)		2,406,350

	Principal Amount
BONDS & NOTES — 98.5%

CORPORATE DEBT — 43.9%
Advertising — 0.3%
The Interpublic Group of Cos., Inc. 2.250% 11/15/17	$1,050,000	1,051,988
WPP Finance 2010 4.750% 11/21/21	763,000	834,266
WPP Finance 2010 5.625% 11/15/43	2,800,000	3,199,137

		5,085,391

Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	670,000	773,530
Exelis, Inc. 4.250% 10/01/16	1,790,000	1,851,236
L-3 Communications Corp. 4.750% 7/15/20	100,000	107,393
United Technologies Corp. 6.125% 7/15/38	350,000	461,697

		3,193,856

Agriculture — 0.2%
Altria Group, Inc. 2.850% 8/09/22	1,000,000	971,696
Altria Group, Inc. 4.250% 8/09/42	515,000	493,530
Altria Group, Inc. 9.700% 11/10/18	112,000	142,218
Altria Group, Inc. 9.950% 11/10/38	170,000	290,811
Bunge Ltd. Finance Corp. 3.200% 6/15/17	1,200,000	1,233,892
Philip Morris International, Inc. 6.375% 5/16/38	160,000	204,570

		3,336,717

	Principal Amount	Value
Airlines — 0.1%
American Airlines Pass Through Trust, Series 2014-1, Class A 3.700% 4/01/28	$635,000	$638,175
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	275,000	281,828
United Air Lines, Inc. (b) 10.110% 2/19/49	99,563	39,577
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	810,000	822,150

		1,781,730

Auto Manufacturers — 0.5%
Daimler Finance NA LLC (a) 2.625% 9/15/16	900,000	921,992
General Motors Co. 3.500% 10/02/18	1,275,000	1,300,500
General Motors Co. 5.200% 4/01/45	1,575,000	1,661,625
Hyundai Capital America (a) 1.450% 2/06/17	1,895,000	1,887,879
Hyundai Capital America (a) 2.550% 2/06/19	1,045,000	1,045,143

		6,817,139

Automotive & Parts — 0.2%
Lear Corp. 8.125% 3/15/20	1,327,000	1,396,667
Lear Corp. 4.750% 1/15/23	440,000	438,900
TRW Automotive, Inc. (a) 7.250% 3/15/17	820,000	906,100

		2,741,667

Banks — 3.8%
Associated Banc-Corp. 2.750% 11/15/19	2,805,000	2,802,896
Associated Banc-Corp. 4.250% 1/15/25	4,455,000	4,467,305
Associated Banc-Corp. 5.125% 3/28/16	1,400,000	1,461,524
Bank of America Corp. 3.625% 3/17/16	925,000	950,988
Bank of America Corp. 4.000% 4/01/24	2,285,000	2,379,199
Bank of America Corp. 4.500% 4/01/15	700,000	706,577
Bank of America Corp. 5.650% 5/01/18	1,230,000	1,366,497
Bank of America Corp. 5.750% 12/01/17	780,000	861,820

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bank of America Corp. 5.875% 2/07/42	$470,000	$588,140
Barclays PLC 4.375% 9/11/24	1,385,000	1,334,726
Credit Suisse AG 5.400% 1/14/20	1,410,000	1,576,785
Deutsche Bank AG 1.400% 2/13/17	1,350,000	1,347,185
Deutsche Bank AG 2.500% 2/13/19	2,130,000	2,156,080
Discover Bank 2.000% 2/21/18	1,385,000	1,381,391
Export-Import Bank of Korea 1.750% 2/27/18	505,000	502,202
Export-Import Bank of Korea 4.000% 1/11/17	650,000	681,415
First Horizon National Corp. 5.375% 12/15/15	9,870,000	10,218,421
FirstMerit Corp. 4.350% 2/04/23	460,000	483,200
HSBC Holdings PLC 5.250% 3/14/44	3,205,000	3,590,097
HSBC Holdings PLC 6.500% 9/15/37	570,000	732,385
ICICI Bank Ltd. (a) 4.700% 2/21/18	1,250,000	1,318,201
ICICI Bank Ltd. (a) 4.750% 11/25/16	1,276,000	1,333,522
ICICI Bank Ltd. (a) 5.500% 3/25/15	2,570,000	2,593,952
JP Morgan Chase & Co. 3.875% 9/10/24	1,420,000	1,421,208
JP Morgan Chase & Co. 6.000% 1/15/18	275,000	307,680
MUFG Union Bank NA 2.625% 9/26/18	500,000	507,373
Regions Financial Corp. 7.500% 5/15/18	765,000	888,085
Skandinaviska Enskilda Banken AB (a) 2.375% 3/25/19	680,000	684,406
State Street Corp. 3.300% 12/16/24	2,300,000	2,334,374
SVB Financial Group 5.375% 9/15/20	475,000	534,119
UBS AG 5.750% 4/25/18	1,095,000	1,231,808
Valley National Bancorp 5.125% 9/27/23	1,530,000	1,658,698
Wachovia Bank NA 5.850% 2/01/37	25,000	31,543
Wachovia Bank NA 6.600% 1/15/38	325,000	450,122

	Principal Amount	Value
Wells Fargo & Co. 4.600% 4/01/21	$210,000	$233,658

		55,117,582

Beverages — 0.1%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	125,000	170,194
Pernod Ricard SA (a) 2.950% 1/15/17	1,400,000	1,432,405

		1,602,599

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	950,000	1,070,792

Building Materials — 0.6%
CRH America, Inc. 8.125% 7/15/18	1,195,000	1,430,180
Elementia SAB de CV (a) 5.500% 1/15/25	1,000,000	960,000
Lafarge SA 6.500% 7/15/16	1,185,000	1,262,025
Martin Marietta Material, Inc. FRN 1.357% 6/30/17	1,365,000	1,379,966
Masco Corp. 4.800% 6/15/15	1,875,000	1,903,890
Owens Corning, Inc. 4.200% 12/01/24	1,245,000	1,228,648
Owens Corning, Inc. 9.000% 6/15/19	590,000	714,004

		8,878,713

Chemicals — 2.0%
Ashland, Inc. 4.750% 8/15/22	9,620,000	9,620,000
Ashland, Inc. 6.875% 5/15/43	2,977,000	3,170,505
Cabot Corp. 5.000% 10/01/16	2,215,000	2,348,463
Cytec Industries, Inc. 3.500% 4/01/23	380,000	380,722
Cytec Industries, Inc. 8.950% 7/01/17	125,000	142,823
The Dow Chemical Co. 8.550% 5/15/19	250,000	310,811
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	115,000	130,967
Ecolab, Inc. 4.350% 12/08/21	375,000	408,596
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	640,000	711,675
Incitec Pivot Ltd. (a) 4.000% 12/07/15	2,377,000	2,431,495
Methanex Corp. 5.250% 3/01/22	350,000	375,975

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rockwood Specialties Group, Inc. 4.625% 10/15/20	$4,115,000	$4,248,737
RPM International, Inc. 3.450% 11/15/22	1,425,000	1,403,353
RPM International, Inc. 6.125% 10/15/19	550,000	625,089
RPM International, Inc. 6.500% 2/15/18	1,390,000	1,553,203
Valspar Corp. 7.250% 6/15/19	315,000	369,017

		28,231,431

Commercial Services — 0.7%
The ADT Corp. 2.250% 7/15/17	1,770,000	1,712,475
Brambles USA, Inc. (a) 3.950% 4/01/15	1,010,000	1,016,975
Cardtronics, Inc., Convertible 1.000% 12/01/20	1,250,000	1,236,719
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	59,000	59,590
ERAC USA Finance LLC (a) 2.800% 11/01/18	395,000	403,468
ERAC USA Finance LLC (a) 6.700% 6/01/34	125,000	160,799
Leidos Holdings, Inc. 4.450% 12/01/20	1,590,000	1,527,915
The Western Union Co. 5.930% 10/01/16	4,020,000	4,316,218

		10,434,159

Computers — 0.5%
Apple, Inc. 1.000% 5/03/18	1,960,000	1,930,914
Apple, Inc. 3.850% 5/04/43	615,000	615,445
Electronic Data Systems LLC 7.450% 10/15/29	300,000	379,046
Hewlett-Packard Co. 5.500% 3/01/18	750,000	827,777
SanDisk Corp., Convertible 0.500% 10/15/20	2,513,000	3,018,741

		6,771,923

Cosmetics & Personal Care — 0.1%
Avon Products, Inc. 5.000% 3/15/23	360,000	321,300
Avon Products, Inc. 6.500% 3/01/19	790,000	788,025
The Procter & Gamble Co. 5.800% 8/15/34	175,000	232,628

		1,341,953

	Principal Amount	Value
Distribution & Wholesale — 0.3%
Arrow Electronics, Inc. 4.500% 3/01/23	$660,000	$682,220
Ingram Micro, Inc. 4.950% 12/15/24	3,045,000	3,043,995

		3,726,215

Diversified Financial — 5.1%
AerCap Ireland Capital Ltd. (a) 4.500% 5/15/21	4,735,000	4,794,187
Affiliated Managers Group, Inc. 4.250% 2/15/24	1,322,000	1,377,346
Air Lease Corp. 3.375% 1/15/19	2,270,000	2,298,375
Air Lease Corp. 3.875% 4/01/21	1,630,000	1,638,150
Air Lease Corp. 5.625% 4/01/17	535,000	576,462
American Express Co. 6.150% 8/28/17	295,000	328,689
American Express Co. VRN 6.800% 9/01/66	185,000	193,787
American Express Co. 8.125% 5/20/19	810,000	1,001,994
Ares Finance Co. LLC (a) 4.000% 10/08/24	2,080,000	2,042,978
BlackRock, Inc. 5.000% 12/10/19	580,000	655,737
Citigroup, Inc. 4.750% 5/19/15	1,590,000	1,613,438
Citigroup, Inc. 5.375% 8/09/20	1,100,000	1,250,210
Citigroup, Inc. 5.875% 5/29/37	490,000	593,569
Citigroup, Inc. 5.875% 1/30/42	475,000	597,472
Citigroup, Inc. 6.125% 11/21/17	745,000	830,738
Citigroup, Inc. 8.500% 5/22/19	486,000	605,589
Eaton Vance Corp. 3.625% 6/15/23	567,000	578,632
Eaton Vance Corp. 6.500% 10/02/17	168,000	188,494
Ford Motor Credit Co. LLC 3.000% 6/12/17	1,250,000	1,282,509
Ford Motor Credit Co. LLC 12.000% 5/15/15	2,000,000	2,078,694
General Electric Capital Corp. 1.600% 11/20/17	1,380,000	1,388,479
General Electric Capital Corp. 5.500% 1/08/20	115,000	131,626
General Electric Capital Corp. 5.625% 5/01/18	190,000	213,794

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
General Electric Capital Corp. 6.875% 1/10/39	$1,040,000	$1,471,087
General Motors Financial Co., Inc. 2.625% 7/10/17	1,275,000	1,280,527
General Motors Financial Co., Inc. 2.750% 5/15/16	960,000	975,600
General Motors Financial Co., Inc. 3.000% 9/25/17	1,650,000	1,668,612
The Goldman Sachs Group, Inc. 3.300% 5/03/15	900,000	907,307
The Goldman Sachs Group, Inc. 3.625% 2/07/16	380,000	389,902
The Goldman Sachs Group, Inc. 5.375% 3/15/20	950,000	1,064,662
The Goldman Sachs Group, Inc. 5.625% 1/15/17	975,000	1,045,782
The Goldman Sachs Group, Inc. 5.750% 1/24/22	950,000	1,098,948
The Goldman Sachs Group, Inc. 6.125% 2/15/33	335,000	410,613
The Goldman Sachs Group, Inc. 6.150% 4/01/18	150,000	168,363
The Goldman Sachs Group, Inc. 6.345% 2/15/34	335,000	398,518
The Goldman Sachs Group, Inc. 6.750% 10/01/37	345,000	433,794
Hyundai Capital America (a) 1.625% 10/02/15	680,000	682,789
Hyundai Capital America (a) 2.875% 8/09/18	800,000	816,157
Hyundai Capital America (a) 4.000% 6/08/17	1,120,000	1,170,172
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	6,450,000	6,450,000
International Lease Finance Corp. 3.875% 4/15/18	1,515,000	1,515,000
International Lease Finance Corp. 5.750% 5/15/16	4,742,000	4,919,825
Janus Capital Group, Inc. 6.700% 6/15/17	2,375,000	2,627,762
JP Morgan Chase & Co. 4.500% 1/24/22	950,000	1,037,164
JP Morgan Chase & Co. 4.950% 3/25/20	1,655,000	1,828,287
JP Morgan Chase & Co. 5.600% 7/15/41	1,125,000	1,362,048
Lazard Group LLC 4.250% 11/14/20	2,985,000	3,146,041
Lazard Group LLC 6.850% 6/15/17	1,368,000	1,522,858
Legg Mason, Inc. 5.625% 1/15/44	1,600,000	1,830,171

	Principal Amount	Value
Leighton Finance USA Pty Ltd. (a) 5.950% 11/13/22	$685,000	$726,399
Merrill Lynch & Co., Inc. 7.750% 5/14/38	400,000	564,922
Morgan Stanley 3.800% 4/29/16	600,000	619,811
Morgan Stanley 4.000% 7/24/15	950,000	967,882
Morgan Stanley 4.350% 9/08/26	840,000	845,019
Morgan Stanley 5.450% 1/09/17	330,000	354,326
Morgan Stanley 5.750% 1/25/21	625,000	717,469
Morgan Stanley 6.625% 4/01/18	1,000,000	1,139,035
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	155,000	201,923
Stifel Financial Corp. 4.250% 7/18/24	895,000	900,304

		73,520,028

Electric — 2.4%
The AES Corp. 7.750% 10/15/15	167,000	174,098
Berkshire Hathaway Energy 5.950% 5/15/37	1,100,000	1,368,917
CMS Energy Corp. 5.050% 2/15/18	1,250,000	1,359,269
Entergy Louisiana LLC 4.950% 1/15/45	1,005,000	1,019,873
Florida Power & Light Co. 4.950% 6/01/35	630,000	726,763
Georgia Power Co. 4.300% 3/15/42	473,000	496,726
IPALCO Enterprises, Inc. 5.000% 5/01/18	2,215,000	2,336,825
IPALCO Enterprises, Inc. (a) 7.250% 4/01/16	1,791,000	1,889,505
Kansas Gas & Electric Co. 5.647% 3/29/21	211,918	224,378
LG&E and KU Energy LLC 4.375% 10/01/21	1,100,000	1,170,826
Metropolitan Edison Co. (a) 4.000% 4/15/25	1,345,000	1,371,772
National Fuel Gas Co. 3.750% 3/01/23	710,000	718,123
Nevada Power Co. Series N 6.650% 4/01/36	550,000	760,555
NextEra Energy Capital Holdings, Inc. 1.200% 6/01/15	5,000,000	5,009,410
Niagara Mohawk Power Corp. (a) 2.721% 11/28/22	1,070,000	1,047,376

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NiSource Finance Corp. 4.800% 2/15/44	$1,135,000	$1,209,280
NiSource Finance Corp. 5.800% 2/01/42	950,000	1,156,191
Oncor Electric Delivery Co. 6.800% 9/01/18	60,000	69,937
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	745,207
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	665,167
Pennsylvania Electric Co. (a) 4.150% 4/15/25	1,860,000	1,876,082
PPL Capital Funding, Inc. 1.900% 6/01/18	320,000	319,456
PPL Capital Funding, Inc. 5.000% 3/15/44	1,180,000	1,313,262
Puget Energy, Inc. 6.500% 12/15/20	1,580,000	1,856,802
Southern California Edison Co. 5.950% 2/01/38	545,000	719,363
State Grid Overseas Investment Ltd. (a) 1.750% 5/22/18	1,170,000	1,147,466
Transelec SA (a) 4.625% 7/26/23	1,075,000	1,114,690
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	184,532	195,595
Tri-State Generation & Transmission Association, Series 2003, Class B (a) 7.144% 7/31/33	480,000	613,829
Union Electric Co. 6.700% 2/01/19	505,000	592,401
Virginia Electric and Power Co. 6.350% 11/30/37	640,000	890,086
Wisconsin Public Service Corp. 5.650% 11/01/17	380,000	412,371

		34,571,601

Electrical Components & Equipment — 0.0%
Anixter, Inc. 5.950% 3/01/15	600,000	601,500

Electronics — 0.4%
Amphenol Corp. 2.550% 1/30/19	1,320,000	1,329,178
Amphenol Corp. 4.000% 2/01/22	475,000	498,157
Arrow Electronics, Inc. 6.000% 4/01/20	725,000	814,120
Avnet, Inc. 4.875% 12/01/22	653,000	693,007
Jabil Circuit, Inc. 7.750% 7/15/16	1,015,000	1,087,319
Jabil Circuit, Inc. 8.250% 3/15/18	605,000	687,824

	Principal Amount	Value
Tech Data Corp. 3.750% 9/21/17	$885,000	$914,220

		6,023,825

Engineering & Construction — 0.1%
BAA Funding Ltd. (a) 2.500% 6/25/17	1,135,000	1,135,681

Entertainment — 0.0%
International Game Technology 5.500% 6/15/20	550,000	570,179

Environmental Controls — 0.1%
Republic Services, Inc. 3.800% 5/15/18	595,000	629,513
Republic Services, Inc. 5.250% 11/15/21	100,000	113,229
Waste Management, Inc. 6.100% 3/15/18	90,000	101,841

		844,583

Foods — 0.7%
ConAgra Foods, Inc. 4.950% 8/15/20	600,000	659,023
ConAgra Foods, Inc. 6.625% 8/15/39	350,000	447,899
ConAgra Foods, Inc. 7.000% 4/15/19	364,000	423,993
Delhaize America, Inc. 9.000% 4/15/31	855,000	1,163,184
Delhaize Group 6.500% 6/15/17	1,235,000	1,362,385
General Mills, Inc. 5.400% 6/15/40	70,000	82,618
Kraft Foods, Inc. 4.125% 2/09/16	1,100,000	1,140,868
Kraft Foods, Inc. 6.500% 2/09/40	260,000	346,511
Tyson Foods, Inc. 2.650% 8/15/19	430,000	433,917
Tyson Foods, Inc. 3.950% 8/15/24	895,000	925,180
Tyson Foods, Inc. 4.875% 8/15/34	660,000	724,001
Tyson Foods, Inc. 6.600% 4/01/16	2,300,000	2,451,809
WM Wrigley Jr. Co. (a) 2.400% 10/21/18	475,000	478,345

		10,639,733

Forest Products & Paper — 0.2%
Domtar Corp. 9.500% 8/01/16	160,000	176,629
Domtar Corp. 10.750% 6/01/17	245,000	291,200
International Paper Co. 4.750% 2/15/22	425,000	463,672

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
International Paper Co. 7.300% 11/15/39	$765,000	$1,014,321
International Paper Co. 9.375% 5/15/19	200,000	255,310
The Mead Corp. 7.550% 3/01/47	1,000,000	1,254,384

		3,455,516

Gas — 0.2%
Boston Gas Co. (a) 4.487% 2/15/42	450,000	484,834
The Laclede Group, Inc. 4.700% 8/15/44	1,840,000	1,916,592

		2,401,426

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	800,000	791,535

Health Care – Products — 0.1%
Boston Scientific Corp. 6.000% 1/15/20	650,000	732,536
Hospira, Inc. 5.200% 8/12/20	900,000	965,544
Johnson & Johnson 5.850% 7/15/38	175,000	238,983

		1,937,063

Health Care – Services — 0.5%
Anthem, Inc., Convertible 2.750% 10/15/42	650,000	1,118,812
Cigna Corp. 2.750% 11/15/16	800,000	821,495
Cigna Corp. 5.125% 6/15/20	450,000	501,489
Howard Hughes Medical Institute 3.500% 9/01/23	880,000	920,205
Kaiser Foundation Hospitals 3.500% 4/01/22	375,000	386,761
Roche Holdings, Inc. (a) 6.000% 3/01/19	98,000	113,189
Roche Holdings, Inc. (a) 7.000% 3/01/39	680,000	987,801
UnitedHealth Group, Inc. 3.950% 10/15/42	350,000	347,905
UnitedHealth Group, Inc. 6.875% 2/15/38	1,160,000	1,627,768

		6,825,425

Holding Company – Diversified — 0.1%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	725,000	826,649

Home Furnishing — 0.1%
Whirlpool Corp. 3.700% 3/01/23	630,000	639,795

	Principal Amount	Value
Whirlpool Corp. 5.150% 3/01/43	$290,000	$321,115

		960,910

Household Products — 0.2%
Avery Dennison Corp. 3.350% 4/15/23	410,000	407,574
Jarden Corp., Convertible 1.500% 6/15/19	1,740,000	2,292,450

		2,700,024

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.050% 12/01/17	850,000	847,411

Insurance — 3.2%
Aflac, Inc. 8.500% 5/15/19	285,000	356,170
The Allstate Corp. 5.550% 5/09/35	630,000	780,737
The Allstate Corp. VRN 5.750% 8/15/53	2,065,000	2,175,994
The Allstate Corp. 7.450% 5/16/19	47,000	56,915
American International Group, Inc. 6.250% 5/01/36	2,200,000	2,850,987
Arch Capital Group US, Inc. 5.144% 11/01/43	1,040,000	1,155,498
AXIS Specialty Finance PLC 2.650% 4/01/19	590,000	591,491
Brown & Brown, Inc. 4.200% 9/15/24	1,775,000	1,795,164
The Chubb Corp. VRN 6.375% 3/29/67	1,507,000	1,615,579
CNA Financial Corp. 3.950% 5/15/24	1,120,000	1,132,497
CNA Financial Corp. 7.350% 11/15/19	670,000	799,675
Five Corners Funding Trust (a) 4.419% 11/15/23	1,315,000	1,390,509
The Hartford Financial Services Group, Inc. VRN 8.125% 6/15/68	1,385,000	1,585,592
Liberty Mutual Group, Inc. (a) 4.250% 6/15/23	566,000	583,251
Lincoln National Corp. 4.300% 6/15/15	425,000	431,724
Lincoln National Corp. 8.750% 7/01/19	670,000	837,185
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	850,000	944,707
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	600,000	739,180
MetLife Capital Trust IV (a) 7.875% 12/15/67	1,960,000	2,503,900

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MetLife, Inc. Series A 6.817% 8/15/18	$145,000	$168,710
Principal Financial Group, Inc. 8.875% 5/15/19	290,000	364,880
The Progressive Corp. VRN 6.700% 6/15/67	2,039,000	2,205,688
Prudential Financial, Inc. 4.500% 11/15/20	475,000	515,516
Prudential Financial, Inc. VRN 5.200% 3/15/44	1,800,000	1,782,000
Prudential Financial, Inc. VRN 5.625% 6/15/43	1,680,000	1,717,464
Prudential Financial, Inc. 6.200% 11/15/40	350,000	445,701
Prudential Financial, Inc. VRN 8.875% 6/15/68	1,475,000	1,722,063
QBE Capital Funding III Ltd. VRN (a) 7.250% 5/24/41	1,305,000	1,422,450
QBE Insurance Group Ltd. (a) 2.400% 5/01/18	655,000	655,068
Reinsurance Group of America, Inc. 4.700% 9/15/23	1,480,000	1,590,344
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,220,000	1,343,679
Reinsurance Group of America, Inc. 6.450% 11/15/19	1,305,000	1,510,973
The Travelers Cos., Inc. 6.250% 6/15/37	550,000	730,630
USF&G Capital I (a) 8.500% 12/15/45	885,000	1,320,086
Voya Financial, Inc. 5.500% 7/15/22	600,000	677,770
Voya Financial, Inc. VRN 5.650% 5/15/53	1,175,000	1,163,250
Willis Group Holdings PLC 4.125% 3/15/16	455,000	468,947
Willis North America, Inc. 7.000% 9/29/19	566,000	660,124
WR Berkley Corp. 4.625% 3/15/22	2,600,000	2,788,048

		45,580,146

Internet — 0.8%
Baidu, Inc. 2.750% 6/09/19	405,000	403,219
Baidu, Inc. 3.250% 8/06/18	1,690,000	1,727,542
Expedia, Inc. 4.500% 8/15/24	5,490,000	5,543,643
Expedia, Inc. 7.456% 8/15/18	2,550,000	2,965,828

	Principal Amount	Value
LinkedIn Corp., Convertible (a) 0.500% 11/01/19	$1,370,000	$1,445,350

		12,085,582

Investment Companies — 0.4%
Ares Capital Corp. 3.875% 1/15/20	1,840,000	1,834,717
FS Investment Corp. 4.000% 7/15/19	2,450,000	2,440,330
Xstrata Finance Canada Ltd. (a) 2.050% 10/23/15	1,225,000	1,232,971
Xstrata Finance Canada Ltd. (a) 5.800% 11/15/16	240,000	256,738

		5,764,756

Iron & Steel — 0.8%
Allegheny Technologies, Inc. 9.375% 6/01/19	220,000	255,957
ArcelorMittal 4.250% 8/05/15	3,850,000	3,907,750
ArcelorMittal 5.000% 2/25/17	825,000	858,000
ArcelorMittal 5.750% 8/05/20	1,200,000	1,245,000
Cliffs Natural Resources, Inc. 5.700% 1/15/18	705,000	458,250
Commercial Metals Co. 6.500% 7/15/17	765,000	814,725
Reliance Steel & Aluminum Co. 4.500% 4/15/23	815,000	798,746
Reliance Steel & Aluminum Co. 6.200% 11/15/16	1,870,000	1,995,907
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,045,000	1,219,289
Tupy Overseas SA (a) 6.625% 7/17/24	300,000	288,000

		11,841,624

Leisure Time — 0.1%
Carnival Corp. 1.875% 12/15/17	750,000	744,390

Lodging — 0.7%
Choice Hotels International, Inc. 5.700% 8/28/20	1,100,000	1,185,250
Marriott International, Inc. 3.250% 9/15/22	1,345,000	1,350,404
Marriott International, Inc. 3.375% 10/15/20	1,290,000	1,320,676
Marriott International, Inc. 5.810% 11/10/15	300,000	312,324
Marriott International, Inc. 6.200% 6/15/16	945,000	1,011,831
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	220,000	250,417

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wyndham Worldwide Corp. 2.500% 3/01/18	$1,160,000	$1,158,018
Wyndham Worldwide Corp. 2.950% 3/01/17	350,000	357,432
Wyndham Worldwide Corp. 6.000% 12/01/16	6,000	6,452
Wynn Las Vegas LLC 7.750% 8/15/20	2,400,000	2,556,552

		9,509,356

Machinery – Diversified — 0.4%
CNH Industrial Capital LLC 3.250% 2/01/17	1,650,000	1,625,250
CNH Industrial Capital LLC (a) 3.375% 7/15/19	1,530,000	1,461,150
CNH Industrial Capital LLC 3.625% 4/15/18	655,000	645,175
CNH Industrial Capital LLC 6.250% 11/01/16	1,240,000	1,298,900
Xylem, Inc. 3.550% 9/20/16	800,000	831,354
Xylem, Inc. 4.875% 10/01/21	375,000	405,128

		6,266,957

Manufacturing — 1.1%
Cooper US, Inc. 6.100% 7/01/17	535,000	589,510
Eaton Corp. 1.500% 11/02/17	715,000	710,858
General Electric Co. 4.125% 10/09/42	1,430,000	1,480,352
General Electric Co. 5.250% 12/06/17	335,000	371,620
Harsco Corp 2.700% 10/15/15	6,715,000	6,706,606
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	310,000	359,868
SPX Corp. 6.875% 9/01/17	1,195,000	1,305,537
Textron, Inc. 6.200% 3/15/15	1,050,000	1,060,505
Textron, Inc. 7.250% 10/01/19	730,000	866,547
Tyco Electronics Group SA 6.550% 10/01/17	1,775,000	1,997,991
Tyco Electronics Group SA 7.125% 10/01/37	335,000	456,650

		15,906,044

Media — 0.9%
21st Century Fox America Co. 6.900% 8/15/39	420,000	569,387
21st Century Fox America Co. 8.000% 10/17/16	1,500,000	1,675,019

	Principal Amount	Value
BSKYB Finance PLC (a) 5.625% 10/15/15	$1,415,000	$1,468,307
CBS Corp. 7.875% 7/30/30	315,000	440,249
Comcast Corp. 6.400% 5/15/38	190,000	253,689
Comcast Corp. 6.950% 8/15/37	515,000	725,581
Globo Comunicacao e Participacoes SA (a) 4.875% 4/11/22	1,300,000	1,332,500
Globo Comunicacao e Participacoes SA STEP (a) 6.250% 7/29/49	1,950,000	1,994,850
Grupo Televisa SAB 6.625% 1/15/40	109,000	132,155
NBCUniversal Media LLC 6.400% 4/30/40	65,000	87,087
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	1,287,672
Time Warner Cable, Inc. 8.250% 4/01/19	75,000	91,811
Time Warner Cable, Inc. 8.750% 2/14/19	325,000	402,302
Time Warner, Inc. 4.700% 1/15/21	650,000	711,469
Time Warner, Inc. 6.100% 7/15/40	650,000	791,585
Time Warner, Inc. 6.250% 3/29/41	210,000	260,765
Viacom, Inc. 6.250% 4/30/16	265,000	283,100

		12,507,528

Mining — 0.7%
Freeport-McMoRan, Inc. 2.375% 3/15/18	585,000	578,568
Freeport-McMoRan, Inc. 4.000% 11/14/21	4,775,000	4,731,080
Freeport-McMoRan, Inc. 5.450% 3/15/43	880,000	832,105
Newmont Mining Corp. 5.125% 10/01/19	960,000	1,028,776
Vale Overseas Ltd. 5.625% 9/15/19	200,000	212,804
Vale Overseas Ltd. 6.250% 1/11/16	770,000	800,492
Vale Overseas Ltd. 6.250% 1/23/17	1,070,000	1,141,273
Vale Overseas Ltd. 6.875% 11/10/39	335,000	356,795
Vulcan Materials Co. 6.500% 12/01/16	73,000	77,745

		9,759,638

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc. 4.625% 3/15/24	$1,675,000	$1,714,552
Pitney Bowes, Inc. 4.750% 1/15/16	820,000	847,982
Pitney Bowes, Inc. 4.750% 5/15/18	250,000	266,178
Pitney Bowes, Inc. 5.750% 9/15/17	166,000	181,663
Xerox Corp. 5.625% 12/15/19	85,000	95,529

		3,105,904

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	115,432

Oil & Gas — 3.2%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,000,000	2,223,604
Anadarko Petroleum Corp. 6.450% 9/15/36	545,000	654,923
Cenovus Energy, Inc. 5.700% 10/15/19	540,000	594,884
Cenovus Energy, Inc. 6.750% 11/15/39	545,000	620,867
Chesapeake Energy Corp. 3.250% 3/15/16	4,025,000	4,014,937
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	240,000	215,550
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	2,310,000	2,243,587
ConocoPhillips 6.500% 2/01/39	475,000	631,107
Devon Energy Corp. 5.600% 7/15/41	700,000	777,628
Devon Energy Corp. 6.300% 1/15/19	260,000	296,761
Ecopetrol SA 4.250% 9/18/18	255,000	265,200
EQT Corp. 4.875% 11/15/21	500,000	540,154
Motiva Enterprises LLC (a) 5.750% 1/15/20	820,000	914,947
Motiva Enterprises LLC (a) 6.850% 1/15/40	655,000	807,903
Newfield Exploration Co. 6.875% 2/01/20	1,200,000	1,218,000
Nexen, Inc. 7.500% 7/30/39	150,000	208,178
Petrobras Global Finance BV 2.000% 5/20/16	1,160,000	1,107,974
Petrobras Global Finance BV 3.000% 1/15/19	640,000	565,805

	Principal Amount	Value
Petrobras Global Finance BV 3.250% 3/17/17	$4,440,000	$4,184,700
Petrobras International Finance Co. 3.875% 1/27/16	1,599,000	1,569,099
Petrobras International Finance Co. 5.375% 1/27/21	1,005,000	931,203
Petrobras International Finance Co. 6.750% 1/27/41	425,000	386,567
Petroleos Mexicanos 3.125% 1/23/19	325,000	325,813
Petroleos Mexicanos 5.500% 1/21/21	1,190,000	1,288,175
Petroleos Mexicanos 6.375% 1/23/45	595,000	673,837
Petroleos Mexicanos Co. 6.625% 6/15/35	140,000	161,700
Phillips 66 5.875% 5/01/42	450,000	518,218
Pioneer Natural Resources Co. 5.875% 7/15/16	1,150,000	1,221,392
Pioneer Natural Resources Co. 7.500% 1/15/20	1,050,000	1,231,190
Rowan Cos., Inc. 4.875% 6/01/22	1,850,000	1,800,200
Rowan Cos., Inc. 5.000% 9/01/17	1,055,000	1,099,310
Shell International Finance BV 5.500% 3/25/40	325,000	395,754
Talisman Energy, Inc. 5.500% 5/15/42	600,000	566,356
Talisman Energy, Inc. 7.750% 6/01/19	545,000	627,769
Transocean, Inc. 4.950% 11/15/15	2,030,000	2,035,085
Transocean, Inc. 5.050% 12/15/16	7,720,000	7,756,963
Valero Energy Corp. 6.125% 2/01/20	800,000	907,287

		45,582,627

Oil & Gas Services — 1.0%
Baker Hughes, Inc. 5.125% 9/15/40	800,000	877,507
Hornbeck Offshore Services, Inc. 1.500% 9/01/19	2,490,000	2,069,813
SEACOR Holdings, Inc., Convertible 3.000% 11/15/28	895,000	815,569
SESI LLC 6.375% 5/01/19	3,150,000	3,055,500
Superior Energy Services, Inc. 7.125% 12/15/21	4,859,000	4,664,640
Weatherford International Ltd. 4.500% 4/15/22	650,000	578,516

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Weatherford International Ltd. 5.950% 4/15/42	$1,455,000	$1,231,986
Weatherford International Ltd. 6.000% 3/15/18	525,000	560,443

		13,853,974

Packaging & Containers — 0.1%
Bemis Co., Inc. 6.800% 8/01/19	840,000	988,322
Brambles USA Inc., Series A (a) 5.350% 4/01/20	490,000	546,017

		1,534,339

Pharmaceuticals — 0.9%
AbbVie, Inc. 4.400% 11/06/42	500,000	515,834
McKesson Corp. 1.292% 3/10/17	590,000	586,986
McKesson Corp. 2.284% 3/15/19	600,000	598,747
McKesson Corp. 3.796% 3/15/24	655,000	672,871
McKesson Corp. 4.750% 3/01/21	600,000	663,405
McKesson Corp. 4.883% 3/15/44	625,000	688,481
McKesson Corp. 6.000% 3/01/41	550,000	680,393
Mead Johnson Nutrition Co. 4.900% 11/01/19	1,010,000	1,109,985
Mead Johnson Nutrition Co. 5.900% 11/01/39	590,000	726,335
Medco Health Solutions, Inc. 2.750% 9/15/15	1,880,000	1,904,677
Merck Sharp & Dohme Corp. 5.850% 6/30/39	180,000	235,532
Mylan, Inc. (a) 7.875% 7/15/20	2,875,000	3,062,436
Pfizer, Inc. 7.200% 3/15/39	395,000	574,232
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	395,000	488,633
Wyeth 6.000% 2/15/36	360,000	468,324

		12,976,871

Pipelines — 1.5%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	3,610,000	3,664,150
Boardwalk Pipelines LLC 5.500% 2/01/17	200,000	210,983
Boardwalk Pipelines LP 5.875% 11/15/16	2,390,000	2,537,556

	Principal Amount	Value
CenterPoint Energy Resources Corp. 4.500% 1/15/21	$475,000	$520,893
CenterPoint Energy Resources Corp. 5.850% 1/15/41	425,000	543,833
DCP Midstream LLC (a) 9.750% 3/15/19	35,000	43,778
DCP Midstream Operating LLC 3.875% 3/15/23	190,000	181,818
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	2,000,000	2,046,362
Energy Transfer Partners LP FRN 3.250% 11/01/66	1,375,000	1,230,625
Energy Transfer Partners LP 9.700% 3/15/19	1,050,000	1,317,873
Enterprise Products Operating LP 3.200% 2/01/16	450,000	460,657
Enterprise Products Operating LP 5.950% 2/01/41	455,000	534,941
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	190,000	190,566
Kinder Morgan Energy Partners LP 6.000% 2/01/17	185,000	199,843
Kinder Morgan Energy Partners LP 6.500% 2/01/37	150,000	168,604
Kinder Morgan Energy Partners LP 6.950% 1/15/38	175,000	201,973
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	2,700,000	2,926,260
Magellan Midstream Partners LP 6.550% 7/15/19	560,000	654,363
ONEOK Partners LP 3.250% 2/01/16	450,000	459,010
ONEOK Partners LP 6.125% 2/01/41	440,000	473,316
Southern Natural Gas Co. LLC (a) 5.900% 4/01/17	310,000	333,324
Texas Eastern Transmission LP (a) 6.000% 9/15/17	230,000	253,373
TransCanada PipeLines Ltd. 6.200% 10/15/37	130,000	153,314
The Williams Cos., Inc. 3.700% 1/15/23	570,000	511,909
Williams Partners LP 5.250% 3/15/20	1,415,000	1,536,022

		21,355,346

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	760,000	809,868
Post Apartment Homes LP 3.375% 12/01/22	400,000	394,150

		1,204,018

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 1.9%
American Tower Corp. 3.400% 2/15/19	$1,100,000	$1,119,601
American Tower Corp. 3.450% 9/15/21	2,690,000	2,644,647
American Tower Corp. 4.500% 1/15/18	1,375,000	1,460,232
American Tower Corp. 4.625% 4/01/15	2,700,000	2,724,108
ARC Properties Operating Partnership LP 2.000% 2/06/17	1,390,000	1,324,765
ARC Properties Operating Partnership LP 3.000% 2/06/19	695,000	643,095
Boston Properties LP 3.700% 11/15/18	475,000	500,855
Boston Properties LP 4.125% 5/15/21	580,000	617,365
Brandywine Operating Partners LP 4.950% 4/15/18	800,000	859,963
DDR Corp. 4.750% 4/15/18	1,000,000	1,068,197
DDR Corp. 7.500% 4/01/17	1,000,000	1,120,382
DDR Corp. 7.875% 9/01/20	1,000,000	1,233,272
DDR Corp. 9.625% 3/15/16	1,250,000	1,372,196
Duke Realty LP 8.250% 8/15/19	1,375,000	1,696,337
ERP Operating LP 4.625% 12/15/21	375,000	410,254
Federal Realty Investment Trust 5.900% 4/01/20	330,000	381,408
HCP, Inc. 2.625% 2/01/20	970,000	959,925
Highwoods Realty LP 5.850% 3/15/17	1,800,000	1,953,448
Highwoods Realty LP 7.500% 4/15/18	195,000	225,966
Mack-Cali Realty LP 7.750% 8/15/19	515,000	608,966
ProLogis LP 2.750% 2/15/19	530,000	537,566
Realty Income Corp. 2.000% 1/31/18	2,445,000	2,449,506
Simon Property Group LP 5.650% 2/01/20	140,000	160,700
Ventas Realty LP/Ventas Capital Corp. 4.000% 4/30/19	1,325,000	1,402,225
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	475,000	499,092

		27,974,071

	Principal Amount	Value
Retail — 1.4%
Bed Bath & Beyond, Inc. 3.749% 8/01/24	$415,000	$420,721
Bed Bath & Beyond, Inc. 5.165% 8/01/44	860,000	899,806
CVS Health Corp. 6.125% 9/15/39	560,000	723,574
CVS Pass-Through Trust (a) 5.926% 1/10/34	1,301,286	1,513,217
CVS Pass-Through Trust (a) 7.507% 1/10/32	8,931	11,389
El Puerto de Liverpool SAB de CV (a) 3.950% 10/02/24	2,620,000	2,579,390
The Home Depot, Inc. 5.950% 4/01/41	600,000	783,646
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	610,000	693,505
McDonald’s Corp. 6.300% 10/15/37	400,000	522,672
O’Reilly Automotive, Inc. 3.850% 6/15/23	609,000	634,550
O’Reilly Automotive, Inc. 4.875% 1/14/21	575,000	631,328
QVC, Inc. 3.125% 4/01/19	960,000	959,691
QVC, Inc. 4.375% 3/15/23	835,000	837,874
QVC, Inc. 4.450% 2/15/25	1,380,000	1,348,762
QVC, Inc. 5.125% 7/02/22	545,000	573,567
Target Corp. 7.000% 1/15/38	475,000	681,213
Tiffany & Co. (a) 4.900% 10/01/44	990,000	1,020,330
Wal-Mart Stores, Inc. 6.200% 4/15/38	730,000	977,707
Wal-Mart Stores, Inc. 6.500% 8/15/37	515,000	708,651
Walgreens Boots Alliance, Inc. 2.700% 11/18/19	685,000	688,485
Walgreens Boots Alliance, Inc. 3.800% 11/18/24	1,370,000	1,397,263
Walgreens Boots Alliance, Inc. 4.800% 11/18/44	1,975,000	2,082,383

		20,689,724

Savings & Loans — 0.3%
Glencore Funding LLC (a) 1.700% 5/27/16	1,919,000	1,922,051
Glencore Funding LLC (a) 2.500% 1/15/19	1,472,000	1,449,442
Glencore Funding LLC (a) 3.125% 4/29/19	1,115,000	1,117,676

		4,489,169

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Semiconductors — 0.7%
Applied Materials, Inc. 5.850% 6/15/41	$1,000,000	$1,211,789
Intel Corp. 3.250% 8/01/39	1,225,000	2,129,969
KLA-Tencor Corp. 4.650% 11/01/24	2,110,000	2,184,371
Micron Technology, Inc., Convertible 2.125% 2/15/33	1,018,000	3,267,144
Micron Technology, Inc., Convertible 3.000% 11/15/43	514,000	676,231

		9,469,504

Software — 0.5%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	655,000	680,825
CA, Inc. 2.875% 8/15/18	730,000	742,266
CA, Inc. 5.375% 12/01/19	1,530,000	1,693,383
Citrix Systems, Inc., Convertible (a) 0.500% 4/15/19	2,090,000	2,201,031
Microsoft Corp. 3.000% 10/01/20	340,000	354,468
Oracle Corp. 1.200% 10/15/17	1,425,000	1,419,928

		7,091,901

Telecommunications — 1.7%
America Movil SAB de CV 5.000% 3/30/20	500,000	551,370
America Movil SAB de CV 6.125% 3/30/40	525,000	621,185
AT&T, Inc. 6.500% 9/01/37	1,135,000	1,402,234
AT&T, Inc. 6.550% 2/15/39	455,000	560,822
British Telecom PLC 9.625% 12/15/30	495,000	777,175
CenturyLink, Inc. 6.150% 9/15/19	560,000	604,800
Cisco Systems, Inc. 5.500% 1/15/40	345,000	420,410
Deutsche Telekom International Finance BV 8.750% 6/15/30	475,000	701,650
Embarq Corp. 7.082% 6/01/16	780,000	840,541
Embarq Corp. 7.995% 6/01/36	145,000	162,038
ENTEL Chile SA (a) 4.875% 10/30/24	1,250,000	1,270,159
Qwest Corp. 8.375% 5/01/16	2,960,000	3,205,076

	Principal Amount	Value
Rogers Communications, Inc. 7.500% 8/15/38	$50,000	$69,876
Sprint Communications, Inc. (a) 9.000% 11/15/18	2,600,000	2,957,240
Telecom Italia Capital 6.000% 9/30/34	115,000	115,000
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	700,000	732,192
Telefonica Emisiones SAU 3.992% 2/16/16	1,200,000	1,234,190
Telefonica Emisiones SAU 5.462% 2/16/21	475,000	529,621
Telefonica Emisiones SAU 6.421% 6/20/16	773,000	826,918
Verizon Communications, Inc. (a) 2.625% 2/21/20	1,650,000	1,631,136
Verizon Communications, Inc. 3.500% 11/01/24	1,660,000	1,630,948
Verizon Communications, Inc. (a) 4.862% 8/21/46	918,000	942,994
Verizon Communications, Inc. (a) 5.012% 8/21/54	1,083,000	1,120,417
Verizon Communications, Inc. 6.550% 9/15/43	1,082,000	1,386,203

		24,294,195

Transportation — 0.8%
Asciano Finance (a) 3.125% 9/23/15	925,000	935,806
Asciano Finance (a) 4.625% 9/23/20	610,000	636,997
Asciano Finance (a) 5.000% 4/07/18	1,150,000	1,236,318
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	947,632
Canadian Pacific Railway Co. Ltd 7.250% 5/15/19	1,010,000	1,207,536
Con-way, Inc. 7.250% 1/15/18	1,285,000	1,460,302
CSX Corp. 7.250% 5/01/27	50,000	63,773
Norfolk Southern Corp. 6.000% 5/23/2111	375,000	480,976
Ryder System, Inc. 2.500% 3/01/18	2,980,000	3,037,794
Ryder System, Inc. 2.550% 6/01/19	425,000	425,585
Union Pacific Corp. 4.000% 2/01/21	500,000	548,369
Union Pacific Corp. 5.375% 6/01/33	520,000	612,224

		11,593,312

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Trucking & Leasing — 0.4%
GATX Corp. 2.375% 7/30/18	$865,000	$870,575
GATX Corp. 3.500% 7/15/16	875,000	902,758
GATX Corp. 3.900% 3/30/23	530,000	550,709
GATX Corp. 4.750% 5/15/15	315,000	319,514
GATX Corp. 4.750% 6/15/22	925,000	1,017,173
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 6/15/19	1,805,000	1,793,993
TTX Co. (a) 3.050% 11/15/22	900,000	897,956

		6,352,678

TOTAL CORPORATE DEBT (Cost $603,595,253)		630,434,042

MUNICIPAL OBLIGATIONS — 1.0%
JobsOhio Beverage System Series B 4.532% 1/01/35	3,950,000	4,238,705
New York City Municipal Water Finance Authority BAB 5.882% 6/15/44	105,000	141,793
Orange County, CA, Local Transportation Authority BAB 6.908% 2/15/41	1,350,000	1,916,959
State of California 5.950% 4/01/16	410,000	436,839
State of California BAB 7.550% 4/01/39	120,000	185,183
State of California BAB 7.600% 11/01/40	3,160,000	4,930,643
State of Illinois 5.365% 3/01/17	2,200,000	2,355,210

		14,205,332

TOTAL MUNICIPAL OBLIGATIONS (Cost $13,378,759)		14,205,332

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.2%
Auto Floor Plan ABS — 0.1%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A FRN (a) 1.666% 10/20/20	1,500,000	1,500,002

	Principal Amount	Value
Automobile ABS — 0.9%
American Credit Acceptance Receivables Trust, Series 2014-3, Class A (a) 0.990% 8/10/18	$2,483,549	$2,480,970
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A (a) 2.500% 2/20/21	1,560,000	1,553,532
Capital Automotive REIT, Series 2014-1A, Class A (a) 3.660% 10/15/44	900,000	895,518
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	1,200,948	1,228,972
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	1,753,083	1,745,101
CPS Auto Trust, Series 2014-A, Class A (a) 1.210% 8/15/18	1,213,705	1,211,427
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	1,480,000	1,476,330
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	1,254,017	1,256,428
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	256,549	260,219
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	270,000	270,363

		12,378,860

Commercial MBS — 5.6%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.754% 2/10/51	1,637,702	1,784,822
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.245% 2/10/51	1,784,752	1,974,203
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.288% 2/10/51	1,310,000	1,449,626
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	574,448	575,806
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	1,345,000	1,424,327

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	$925,000	$983,669
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	62,683	62,691
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 VRN 5.471% 1/12/45	787,029	843,045
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	2,545,000	2,732,315
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	1,400,000	1,521,652
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.743% 9/11/38	1,650,000	1,737,015
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	1,395,000	1,528,258
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.896% 6/11/50	2,870,000	3,148,679
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (a) 3.703% 10/15/45	1,060,000	1,072,868
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class AM 4.199% 3/10/47	1,375,000	1,465,874
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A4 VRN 4.236% 2/10/47	1,410,000	1,538,410
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AM VRN 5.650% 12/10/49	1,335,000	1,447,678
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.781% 6/10/46	950,000	1,004,235

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.796% 12/10/49	$2,487,000	$2,716,260
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4 VRN 5.467% 2/15/39	1,145,000	1,179,225
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (a) 4.238% 1/10/34	995,000	1,070,861
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	1,689,158	1,697,868
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	767,854	788,955
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.819% 7/10/38	2,544,345	2,662,616
GS Mortgage Securities Corp., Series 2014-4R, Class AS FRN (a) 0.349% 1/26/34	1,735,000	1,632,769
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	488,000	546,569
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	358,730	368,191
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,240,000	1,307,662
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM VRN 5.466% 6/12/47	1,620,000	1,724,160
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	3,000,000	3,196,963
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,520,000	2,733,993
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 5.869% 6/12/46	1,261,802	1,324,009
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (a) 5.200% 6/15/44	1,325,000	1,471,666

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	$950,000	$1,013,175
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	2,100,000	2,235,547
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	1,520,000	1,623,652
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	303,985	305,910
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.278% 1/11/43	801,329	894,159
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	927,034	834,331
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.560% 8/15/39	975,000	1,001,166
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.560% 8/15/39	472,042	474,513
VFC LLC, (Acquired 7/9/14, Cost $1,400,000) Series 2014-2, Class A (a) (c) 2.750% 7/20/30	926,208	926,227
VNO Mortgage Trust, Series 2013-PENN, Class A (a) 3.808% 12/13/29	1,450,000	1,536,155
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.319% 12/15/44	2,255,000	2,321,194
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	3,015,000	3,204,720
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	1,920,000	1,997,742
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,240,000	1,305,903
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM VRN 5.591% 4/15/47	1,400,000	1,494,473
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 5.941% 2/15/51	1,525,000	1,653,766

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM VRN 5.969% 6/15/45	$2,667,000	$2,811,625
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	322,838	334,857
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	522,176	522,014
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	750,000	768,967
WF-RBS Commercial Mortgage Trust, Series 2013-UBS1, Class A3 3.591% 3/15/46	2,325,000	2,428,991
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	650,000	662,519

		81,068,546

Home Equity ABS — 2.2%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.894% 1/25/35	1,184,570	1,154,874
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.440% 8/25/35	371,939	369,424
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.499% 11/25/35	788,481	778,352
Aegis Asset-Backed Securities Trust, Series 2005-2, Class M1 FRN 0.590% 6/25/35	415,683	407,695
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.830% 6/25/35	356,974	354,046
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.845% 2/25/35	310,231	307,603
Bayview Financial Mortgage Pass-Through Trust, Series 2005-C, Class M1 FRN 0.670% 6/28/44	1,328,316	1,331,431
Bear Stearns Asset-Backed Securities I Trust, Series 2006-EC2, Class M1 FRN 0.569% 2/25/36	770,429	725,914
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE9, Class M1 FRN 0.665% 10/25/35	675,359	666,855
BNC Mortgage Loan Trust, Series 2007-1, Class A2 FRN 0.230% 3/25/37	133,895	133,608

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1 FRN (a) 0.370% 11/25/45	$1,428,078	$1,378,016
Citigroup Mortgage Loan Trust, Series 2003-HE4, Class A FRN (a) 0.580% 12/25/33	52,322	52,294
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2 FRN 0.600% 7/25/35	467,780	455,822
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.619% 8/25/35	502,857	500,788
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.630% 9/25/34	180,089	178,860
Countrywide Asset-Backed Certificates, Series 2005-8, Class M1 FRN 0.640% 12/25/35	469,180	468,485
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.660% 12/25/35	315,155	313,991
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.070% 2/25/35	541,680	478,839
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.460% 7/25/36	337,867	336,826
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.590% 5/25/36	1,649,980	1,612,584
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.600% 5/25/35	1,015,190	1,011,102
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.620% 7/25/35	1,146,351	1,124,650
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.410% 1/25/36	433,521	421,626
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.600% 4/25/35	384,765	366,723
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.340% 8/25/36	333,454	329,701
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.950% 12/25/32	430,935	430,943
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.965% 2/25/35	1,056,079	1,010,585

	Principal Amount	Value
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.995% 6/25/35	$1,950,337	$1,880,462
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.890% 3/25/35	1,785,000	1,656,377
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.905% 6/28/35	1,735,811	1,711,317
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (a) 0.935% 6/28/35	950,000	882,433
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.920% 7/25/35	1,067,099	1,062,066
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 6.693% 10/25/28	110	111
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D FRN 0.540% 1/25/36	2,213,579	2,197,725
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.430% 9/25/35	697,112	694,433
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.550% 8/25/35	517,482	511,492
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.670% 3/25/35	423,143	418,263
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1 FRN 0.570% 10/25/35	1,305,000	1,256,015
Residential Asset Mortgage Products, Inc., Series 2005-EFC4, Class M1 FRN 0.580% 9/25/35	857,077	845,055
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.600% 11/25/35	1,249,910	1,226,645
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.530% 8/25/35	372,929	370,233

		31,414,264

Other ABS — 6.8%
321 Henderson Receivables LLC, Series 2006-4A, Class A1 FRN (a) 0.361% 12/15/41	574,910	566,029
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (a) 1.763% 7/20/26	2,250,000	2,238,498

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	$1,757,130	$1,753,836
Apidos CLO XV, Series 2013-15A, Class A1 FRN (a) 1.581% 10/20/25	745,000	736,712
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (a) 4.277% 9/05/44	2,500,000	2,508,183
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.911% 12/15/42	2,101,283	2,112,096
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	1,209,258	1,208,616
Avery Point CLO Ltd., Series 2014-5A, Class A FRN (a) 1.688% 7/17/26	2,200,000	2,182,741
Avery Point III CLO Ltd., Series 2013-3A, Class A FRN (a) 1.631% 1/18/25	1,250,000	1,238,953
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	833,040	831,624
Birchwood Park CLO Ltd., Series 2014-1A, Class A FRN (a) 1.674% 7/15/26	2,180,000	2,157,620
Blue Hill CLO Ltd., Series 2013-1A, Class A FRN (a) 1.711% 1/15/26	825,000	819,049
BlueMountain CLO Ltd., Series 2013-2A, Class A FRN (a) 1.432% 1/22/25	930,000	915,091
BlueMountain CLO Ltd., Series 2013-3A, Class A FRN (a) 1.633% 10/29/25	650,000	645,114
CAN Capital Funding LLC, Series 2014-1A, Class A (a) 3.117% 4/15/20	1,500,000	1,488,750
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (a) 1.748% 4/17/25	3,415,000	3,401,705
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class A1 FRN (a) 1.533% 2/14/25	750,000	740,156
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	1,187,975	1,218,900
CLI Funding V LLC, Series 2014-2A, Class A (a) 3.380% 10/18/29	826,000	826,361

	Principal Amount	Value
Cronos Containers Program I Ltd., Series 2014-2A, Class A (a) 3.270% 11/18/29	$1,783,333	$1,782,815
Diamond Resorts Owner Trust, Series 2014-1, Class A (a) 2.540% 5/20/27	1,144,581	1,143,817
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	3,111,325	3,266,891
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	1,958,333	1,942,706
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	506,667	524,819
Eagle I Ltd., Series 2014-1A, Class A1 (a) 2.570% 12/15/39	1,100,000	1,098,680
Eaton Vance CLO, Series 2014-1A, Class A FRN (a) 1.685% 7/15/26	2,925,000	2,901,012
Edsouth Indenture LLC, Series 2014-4, Class B FRN (a) 1.661% 6/25/48	1,200,000	1,044,180
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (a) 4.212% 10/15/42	2,161,446	2,157,366
Galaxy XII CLO Ltd., Series 2012-12A, Class A FRN (a) 1.632% 5/19/23	1,000,000	996,632
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	1,349,558	1,342,705
Global SC Finance II SRL, Series 2014-1A, Class A1 (a) 3.190% 7/17/29	1,408,750	1,395,872
Global SC Finance II SRL, Series 2013-2A, Class A (a) 3.670% 11/17/28	1,448,958	1,465,855
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (a) 1.384% 4/25/25	3,600,000	3,531,082
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	270,589	272,111
Hercules Capital Funding Trust, Series 2014-1A, Class A (a) 3.524% 4/16/21	1,000,000	1,000,000
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.407% 6/02/17	1,425,000	1,446,926
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	1,789,499	1,798,993

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Horizon Funding Trust, Series 2013-1A, Class A (a) 3.000% 5/15/18	$665,254	$668,164
Icon Brand Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	976,385	972,717
Icon Brand Holdings LLC, Series 2013-1A, Class A (a) 4.352% 1/25/43	1,017,088	1,020,749
ING Investment Management CLO Ltd., Series 2012-3A, Class A FRN (a) 1.681% 10/15/22	700,000	696,571
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (a) 1.681% 1/18/26	1,850,000	1,834,599
LCM Ltd., Series 10AR, Class AR FRN (a) 1.491% 4/15/22	3,250,000	3,234,088
LCM Ltd., Series 16A, Class A FRN (a) 1.758% 7/15/26	2,850,000	2,832,806
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (a) 1.731% 7/20/26	2,900,000	2,890,479
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	520,388	525,267
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	1,412,086	1,410,411
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	133,787	133,658
Nomad CLO Ltd., Series 2013-1A, Class A1 FRN (a) 1.431% 1/15/25	1,575,000	1,550,857
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A FRN (a) 1.351% 4/20/25	2,100,000	2,064,359
OHA Loan Funding Ltd., Series 2013-1A, Class A FRN (a) 1.481% 7/23/25	1,710,000	1,688,817
OnDeck Asset Securitization Trust, Series 2014-1A, Class A (a) 3.150% 5/17/18	1,200,000	1,196,704
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	673,332	674,080
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	750,000	748,305
Race Point VIII CLO Ltd., Series 2013-8A, Class A FRN (a) 1.482% 2/20/25	700,000	691,067

	Principal Amount	Value
Race Point VIII CLO Ltd., Series 2012-7A, Class A FRN (a) 1.652% 11/08/24	$1,200,000	$1,194,120
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	219,719	223,205
Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A (a) 2.200% 10/20/30	970,018	973,038
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	1,643,236	1,732,587
Spirit Master Funding LLC, Series 2014-4A, Class A1 (a) 3.501% 1/20/45	1,000,000	1,000,310
SpringCastle America Funding LLC, Series 2014-AA, Class A (a) 2.700% 5/25/23	3,086,826	3,079,170
Springleaf Funding Trust, Series 2013-AA, Class A (a) 2.580% 9/15/21	1,450,000	1,454,175
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	393,692	413,709
SVO VOI Mortgage LLC, Series 2012-AA, Class A (a) 2.000% 9/20/29	1,522,142	1,513,085
Textainer Marine Containers III Ltd., Series 2014-1A, Class A (a) 3.270% 10/20/39	983,333	976,438
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.561% 10/15/15	2,137,000	2,145,826
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	441,786	463,608
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	320,498	322,286

		97,027,751

Student Loans ABS — 2.6%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.363% 8/25/26	139,046	138,672
Access Group, Inc., Series 2003-A, Class A3 FRN 1.220% 7/01/38	1,081,806	992,456
College Loan Corp. Trust, Series 2002-1, Class B1 FRN (a) 1.636% 3/01/42	1,050,000	882,000

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.654% 1/25/47	$1,500,000	$1,267,500
College Loan Corp. Trust I, Series 2002-1, Class A5 FRN (a) 0.994% 3/01/42	700,000	671,860
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.651% 6/15/43	1,750,000	1,740,165
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.656% 6/15/43	1,100,000	1,087,350
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.665% 6/15/43	1,075,000	1,057,974
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.907% 6/15/43	450,000	437,222
Educational Funding of the South, Inc., Series 2011-1, Class B FRN 3.934% 4/25/46	625,000	697,146
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.333% 8/25/25	214,982	214,648
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.353% 11/25/26	807,545	803,387
Higher Education Funding I, Series 2004-1, Class B1 FRN (a) 0.717% 1/01/44	450,000	382,096
Higher Education Funding I, Series 2004-1, Class B2 FRN (a) 1.640% 1/01/44	450,000	370,661
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.565% 9/27/35	1,560,000	1,499,347
Mississippi Higher Education Assistance Corp., Series 2014-1, Class A1 FRN 0.850% 10/25/35	1,889,158	1,884,051
National Collegiate Student Loan Trust, Series 2006-3, Class A3 FRN 0.320% 10/25/27	3,493,693	3,449,207
Nelnet Student Loan Trust, Series 2005-4, Class A4A FRN 0.468% 3/22/32	325,000	303,467
Nelnet Student Loan Trust, Series 2006-3, Class B FRN 0.505% 6/25/41	1,180,615	1,066,593
Nelnet Student Loan Trust, Series 2014-6A, Class A FRN (a) 0.820% 11/25/47	2,916,330	2,900,084
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.970% 4/25/46	458,173	459,834

	Principal Amount	Value
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.446% 5/28/26	$264,020	$263,770
Panhandle-Plains Student Finance Corp., Series 2001-A2 1.656% 12/01/31	1,900,000	1,823,058
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.401% 7/15/36	1,104,790	1,098,459
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.531% 7/15/36	378,000	359,826
SLM Private Education Loan Trust, Series 2013-R1, Class A FRN (a) 1.670% 3/25/33	932,202	941,100
SLM Student Loan Trust, Series 2007-3, Class B FRN 0.384% 1/25/28	2,400,000	2,102,567
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 0.950% 6/17/30	250,000	250,000
SLM Student Loan Trust, Series 2002-7, Class A10 FRN 1.080% 3/15/28	965,000	965,000
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.660% 9/15/28	650,000	650,000
SLM Student Loan Trust, Series 2013-2, Class B FRN 1.670% 6/25/43	1,420,000	1,398,498
SLM Student Loan Trust, Series 2002-7, Class A11 FRN 2.640% 3/15/28	1,850,000	1,850,000
South Carolina Student Loan Corp., Series 2014-1, Class A2 FRN 1.170% 1/03/33	1,800,000	1,791,457
South Carolina Student Loan Corp., Series 2014-1, Class B FRN 1.670% 8/01/35	1,100,000	1,034,541

		36,833,996

WL Collateral CMO — 0.0%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.690% 8/25/34	107,438	104,301
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.659% 2/25/34	28,175	27,624
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.904% 9/25/33	7,687	7,352
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.475% 8/25/34	21,474	20,302

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.530% 7/25/35	$63,224	$62,892
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.409% 8/25/34	76,329	64,757
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.420% 8/25/36	114,862	105,745
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.448% 7/25/33	5,113	5,045
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.605% 2/25/34	9,762	9,150
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	258	259
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.569% 3/25/34	50,447	50,033
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.513% 4/25/44	121,081	125,414

		582,874

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.405% 11/25/37	456,313	451,793
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.759% 6/25/32	32,440	31,310

		483,103

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $258,699,115)		261,289,396

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Brazilian Government International Bond 4.875% 1/22/21	425,000	451,563
Colombia Government International Bond 7.375% 3/18/19	725,000	851,875
Mexico Government International Bond 4.750% 3/08/44	1,955,000	2,038,087
Peruvian Government International Bond 6.550% 3/14/37	405,000	525,488

	Principal Amount	Value
Poland Government International Bond 6.375% 7/15/19	$690,000	$807,300
Province of Quebec Canada 7.500% 9/15/29	390,000	576,378
Republic of Brazil International Bond 5.625% 1/07/41	1,315,000	1,416,912
Republic of Brazil International Bond 5.875% 1/15/19	876,000	976,740
Republic of Turkey International Bond 3.250% 3/23/23	405,000	384,244
Republic of Turkey International Bond 4.875% 4/16/43	474,000	472,142
Republic of Turkey International Bond 6.750% 4/03/18	840,000	934,500
United Mexican States 5.125% 1/15/20	850,000	937,125
United Mexican States 6.750% 9/27/34	685,000	894,610

		11,266,964

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $10,408,951)		11,266,964

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 27.4%
Collateralized Mortgage Obligations — 2.0%
Federal Home Loan Mortgage Corp.
Series 4303, Class AP 3.000% 8/15/43	5,699,672	5,870,445
Series 4290, Class CA 3.500% 12/15/38	3,006,182	3,153,162
Series 2617, Class Z 5.500% 5/15/33	3,020,957	3,395,430
Series 2693, Class Z 5.500% 10/15/33	5,122,074	5,697,266
Series 2178, Class PB 7.000% 8/15/29	104,346	119,078
Federal National Mortgage Association
Series 2014-7, Class VA 3.500% 5/25/25	1,789,476	1,904,001
Series 2014-48, Class AB 4.000% 10/25/40	4,420,334	4,717,593
Series 2007-32, Class Z 5.500% 4/25/37	1,690,374	1,878,974
Series 2010-60, Class HJ 5.500% 5/25/40	1,164,496	1,286,044
Federal National Mortgage Association Benchmark REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	1,394,797	1,525,493

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Department of Veteran Affairs
Series 1992-1, Class 2Z 7.750% 5/15/22	$109,022	$121,893

		29,669,379

Pass-Through Securities — 25.4%
Federal Home Loan Mortgage Corp.
Pool #G11630 3.500% 6/01/19	205,546	217,285
Pool #J13972 3.500% 1/01/26	129,752	137,365
Pool #C91344 3.500% 11/01/30	293,472	309,899
Pool #C91424 3.500% 1/01/32	202,908	214,266
Pool #C91239 4.500% 3/01/29	19,131	20,868
Pool #C91251 4.500% 6/01/29	128,807	140,500
Pool #G05253 5.000% 2/01/39	631,600	696,610
Pool #C90939 5.500% 12/01/25	69,702	77,742
Pool #D97258 5.500% 4/01/27	143,682	160,581
Pool #C91026 5.500% 4/01/27	119,012	132,957
Pool #C91074 5.500% 8/01/27	11,144	12,456
Pool #D97417 5.500% 10/01/27	63,517	70,868
Pool #C91128 5.500% 12/01/27	5,899	6,588
Pool #C91148 5.500% 1/01/28	230,899	257,860
Pool #C91176 5.500% 5/01/28	80,856	90,382
Pool #C91217 5.500% 11/01/28	33,028	36,949
Pool #E85389 6.000% 9/01/16	9,604	9,953
Pool #G11431 6.000% 2/01/18	7,764	8,123
Pool #E85409 6.500% 9/01/16	22,388	23,222
Pool #E85032 6.500% 9/01/16	2,882	2,989
Pool #E85301 6.500% 9/01/16	30,044	31,271
Pool #C01079 7.500% 10/01/30	3,302	3,935
Pool #C01135 7.500% 2/01/31	10,091	12,011

	Principal Amount	Value
Pool #554904 9.000% 3/01/17	$50	$53
Federal National Mortgage Association
Pool #775539 2.117% 5/01/34 FRN	119,840	127,934
Pool #725692 2.270% 10/01/33 FRN	299,754	317,230
Pool #888586 2.340% 10/01/34 FRN	302,474	320,955
Pool #AO8180 3.000% 9/01/42	58,215	59,045
Pool #AP8668 3.000% 12/01/42	312,539	316,800
Pool #AR1975 3.000% 12/01/42	73,249	74,247
Pool #AB7401 3.000% 12/01/42	256,805	260,307
Pool #AB7397 3.000% 12/01/42	262,970	266,555
Pool #AR0306 3.000% 1/01/43	21,160	21,449
Pool #AR5391 3.000% 1/01/43	187,619	190,177
Pool #AL3215 3.000% 2/01/43	246,982	250,349
Pool #AR4109 3.000% 2/01/43	211,432	214,315
Pool #AR4432 3.000% 3/01/43	90,601	91,836
Pool #AT0169 3.000% 3/01/43	410,786	416,386
Pool #AB8809 3.000% 3/01/43	132,416	134,221
Pool #MA1368 3.000% 3/01/43	454,589	460,786
Pool #AR2174 3.000% 4/01/43	450,073	456,209
Pool #890564 3.000% 6/01/43	4,403,772	4,476,193
Pool #AB1485 3.500% 9/01/30	149,175	157,525
Pool #MA0625 3.500% 1/01/31	236,643	249,890
Pool #AJ3722 3.500% 12/01/31	322,231	340,269
Pool #MA1084 3.500% 6/01/32	2,465,655	2,603,674
Pool #MA1138 3.500% 8/01/32	40,952	43,244
Pool #AB6353 3.500% 10/01/32	3,000,866	3,168,844

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AP9736 3.500% 10/01/42	$1,793,442	$1,873,097
Pool #AQ0546 3.500% 11/01/42	451,032	471,064
Pool #AB8527 3.500% 3/01/43	1,977,294	2,062,024
Pool #AR8708 3.500% 4/01/43	1,314,156	1,370,470
Pool #AT0998 3.500% 4/01/43	6,585,176	6,867,361
Pool #AT4050 3.500% 5/01/43	1,769,248	1,845,064
Pool #MA1463 3.500% 6/01/43	4,277,427	4,460,721
Pool #AB6261 4.000% 9/01/42	11,518,048	12,395,849
Pool #AA3980 4.500% 4/01/28	189,393	208,421
Pool #AD0836 5.500% 11/01/28	219,527	245,313
Pool #587994 6.000% 6/01/16	3,914	4,039
Pool #253880 6.500% 7/01/16	11,607	12,012
Pool #575667 7.000% 3/01/31	14,204	16,652
Pool #497120 7.500% 8/01/29	382	455
Pool #529453 7.500% 1/01/30	3,113	3,717
Pool #531196 7.500% 2/01/30	406	485
Pool #532418 7.500% 2/01/30	4,841	5,780
Pool #530299 7.500% 3/01/30	474	555
Pool #536386 7.500% 4/01/30	551	657
Pool #535996 7.500% 6/01/31	13,618	16,237
Pool #523499 8.000% 11/01/29	447	525
Pool #252926 8.000% 12/01/29	371	446
Pool #532819 8.000% 3/01/30	218	264
Pool #537033 8.000% 4/01/30	4,734	5,730
Pool #534703 8.000% 5/01/30	3,285	3,959
Pool #253437 8.000% 9/01/30	288	347

	Principal Amount	Value
Pool #253481 8.000% 10/01/30	$178	$215
Pool #602008 8.000% 8/01/31	7,582	9,153
Pool #596656 8.000% 8/01/31	3,257	3,692
Pool #190317 8.000% 8/01/31	6,501	7,834
Pool #597220 8.000% 9/01/31	3,714	4,508
Federal National Mortgage Association TBA
Pool #3348 2.500% 9/01/27 (d)	65,250,000	66,483,630
Pool #4241 3.000% 8/01/42 (d)	13,520,000	13,683,719
Pool #1963 3.500% 8/01/42 (d)	23,950,000	24,979,103
Pool #9174 4.000% 4/01/42 (d)	23,050,000	24,609,475
Pool #18718 4.500% 3/01/40 (d)	44,450,000	48,266,450
Government National Mortgage Association
Pool #783896 3.500% 5/15/44	6,182,484	6,508,271
Pool #371146 7.000% 9/15/23	947	1,068
Pool #352022 7.000% 11/15/23	13,600	15,426
Pool #374440 7.000% 11/15/23	771	872
Pool #491089 7.000% 12/15/28	33,539	39,122
Pool #483598 7.000% 1/15/29	4,082	4,764
Pool #480539 7.000% 4/15/29	536	627
Pool #478658 7.000% 5/15/29	2,627	3,085
Pool #488634 7.000% 5/15/29	2,828	3,309
Pool #500928 7.000% 5/15/29	5,238	6,142
Pool #499410 7.000% 7/15/29	1,516	1,782
Pool #508655 7.000% 7/15/29	166	194
Pool #510083 7.000% 7/15/29	2,721	3,179
Pool #493723 7.000% 8/15/29	13,240	15,555

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #516706 7.000% 8/15/29	$178	$198
Pool #505558 7.000% 9/15/29	1,693	1,987
Pool #581417 7.000% 7/15/32	30,458	35,844
Pool #591581 7.000% 8/15/32	15,938	18,801
Pool #203940 7.500% 4/15/17	4,136	4,370
Pool #193870 7.500% 5/15/17	3,937	4,184
Pool #181168 7.500% 5/15/17	942	1,002
Pool #192796 7.500% 6/15/17	532	566
Pool #226163 7.500% 7/15/17	6,619	7,056
Government National Mortgage Association II
Pool #008746 1.625% 11/20/25 FRN	8,146	8,340
Pool #080136 1.625% 11/20/27 FRN	1,509	1,550
Pool #82488 1.625% 3/20/40 FRN	1,038,543	1,075,711
Pool #82462 3.500% 1/20/40 FRN	1,130,087	1,180,739
Pool #G2MA2149 4.000% 8/20/44	25,823,657	27,707,978
Government National Mortgage Association TBA
Pool #188 3.000% 11/01/42 (d)	55,750,000	57,008,729
Pool #207 3.500% 1/01/43 (d)	11,700,000	12,285,914
Pool #232 4.000% 12/01/42 (d)	28,775,000	30,845,450

		364,404,011

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $392,802,426)		394,073,390

U.S. TREASURY OBLIGATIONS — 7.2%
U.S. Treasury Bonds & Notes — 7.2%
U.S. Treasury Bond (e) (f) 2.750% 8/15/42	14,015,000	14,022,042
U.S. Treasury Bond 2.875% 5/15/43	7,600,000	7,780,614
U.S. Treasury Bond 3.000% 11/15/44	2,000,000	2,102,031

	Principal Amount	Value
U.S. Treasury Bond 3.375% 5/15/44	$13,310,000	$14,997,247
U.S. Treasury Bond 4.500% 2/15/36	11,010,000	14,697,836
U.S. Treasury Inflation Index 0.375% 7/15/23	5,509,836	5,447,420
U.S. Treasury Note 1.000% 9/15/17	4,700,000	4,701,056
U.S. Treasury Note 1.000% 12/15/17	4,030,000	4,020,870
U.S. Treasury Note 1.500% 11/30/19	8,500,000	8,444,717
U.S. Treasury Note 1.625% 4/30/19	11,880,000	11,918,981
U.S. Treasury Note 2.250% 11/15/24	11,200,000	11,275,906
U.S. Treasury Note 2.375% 8/15/24	3,690,000	3,755,908

		103,164,628

TOTAL U.S. TREASURY OBLIGATIONS (Cost $97,045,271)		103,164,628

TOTAL BONDS & NOTES (Cost $1,375,929,775)		1,414,433,752

	Notional Amount
PURCHASED OPTIONS — 0.2%
Financial — 0.2%
Diversified Financial — 0.2%
3-Month LIBOR BBA 10 Year Swaption, Call, Expires 4/25/16, Strike 2.5 (OTC-Credit Suisse International); Underlying swap terminates 4/27/26	$110,730,000	2,928,555

TOTAL PURCHASED OPTIONS (Cost $1,942,897)		2,928,555

TOTAL LONG-TERM INVESTMENTS (Cost $1,380,247,672)		1,419,768,657

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 20.1%
Commercial Paper — 20.1%
AGL Capital Corp. (a) 0.510% 3/11/15	$8,000,000	$7,992,027
Agrium, Inc. 0.380% 1/20/15	5,200,000	5,198,957
Amphenol Corp. (a) 0.500% 3/11/15	9,400,000	9,390,992
Bacardi USA, Inc. (a) 0.670% 1/28/15	4,250,000	4,247,864
Baxter International, Inc. (a) 0.400% 1/26/15	15,000,000	14,995,833
Bell Canada (a) 0.500% 3/17/15	5,000,000	4,994,792
Block Financial LLC (a) 0.050% 2/18/15	10,000,000	9,993,333
Block Financial LLC (a) 0.470% 2/02/15	10,000,000	9,995,822
Carnival Corp. (a) 0.700% 3/18/15	$10,000,000	$9,985,222
CBS Corp. (a) 0.380% 1/13/15	5,465,000	5,464,308
Centrica PLC (a) 0.750% 1/15/15	15,000,000	14,995,625
Daimler Finance North America LLC (a) 0.600% 3/10/15	10,000,000	9,988,667
Dominion Resources (a) 0.430% 2/23/15	4,400,000	4,397,215
Duke Energy Corp. (a) 0.350% 2/24/15	13,500,000	13,492,913
Duke Energy Corp. (a) 0.450% 3/20/15	5,000,000	4,995,125
Ecolab, Inc. (a) 0.500% 3/12/15	10,000,000	9,990,278
Holcim US Finance SARL & Cie (a) 0.380% 2/02/15	10,000,000	9,996,622
Holcim US Finance SARL & Cie (a) 0.380% 2/04/15	2,000,000	1,999,282
Hyundai Capital America (a) 0.380% 1/21/15	5,000,000	4,998,944
Marriott International, Inc. (a) 0.520% 3/12/15	8,000,000	7,991,911
Mondelez International, Inc. (a) 0.350% 1/02/15	6,607,000	6,606,936
National Grid USA (a) 0.380% 2/03/15	11,000,000	10,996,168
ONEOK Partners LP (a) 0.400% 1/16/15	3,600,000	3,599,400
ONEOK Partners LP (a) 0.420% 1/13/15	6,000,000	5,999,160
Pentair Finance (a) 0.400% 1/02/15	2,000,000	1,999,978

	Principal Amount	Value
Pentair Finance (a) 0.450% 3/05/15	$6,500,000	$6,494,881
Pentair Finance (a) 0.500% 1/30/15	3,000,000	2,998,792
Pentair Finance (a) 0.700% 3/23/15	8,565,000	8,551,510
Plains All American Pipeline LP (a) 0.450% 1/15/15	10,000,000	9,998,250
PPG Industries, Inc. 0.430% 1/22/15	5,000,000	4,998,746
Sempra Energy Holdings (a) 0.530% 2/10/15	10,000,000	9,994,111
Sempra Energy Holdings (a) 0.715% 3/06/15	10,000,000	9,987,556
Tate & Lyle International Finance PLC (a) 0.480% 2/27/15	5,600,000	5,595,744
Tate & Lyle International Finance PLC (a) 0.500% 3/04/15	3,200,000	3,197,244
Tate & Lyle International Finance PLC (a) 0.630% 1/30/15	1,300,000	1,299,340
Tate & Lyle International Finance PLC (a) 0.720% 3/19/15	8,500,000	8,486,910
Vodafone Group PLC (a) 0.470% 6/08/15	5,000,000	4,989,686
Vodafone Group PLC (a) 0.499% 6/01/15	8,000,000	7,983,558
Vodafone Group PLC (a) 0.550% 4/08/15	5,000,000	4,992,590
Vodafone Group PLC 0.570% 6/01/15	2,000,000	1,995,218
VW Credit, Inc. (a) 0.220% 1/02/15	3,000,000	2,999,982

		288,871,492

TOTAL SHORT-TERM INVESTMENTS (Cost $288,871,492)		288,871,492

TOTAL INVESTMENTS — 119.0%
(Cost $1,669,119,164) (g)		1,708,640,149

Other Assets/(Liabilities) — (19.0)%		(272,641,165)

NET ASSETS — 100.0%		$1,435,998,984

The accompanying notes are an integral part of the financial statements.

MML Managed Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
OTC	Over-the-counter
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $507,202,427 or 35.32% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2014, these securities amounted to a value of $39,577 or 0.00% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2014, these securities amounted to a value of $926,227 or 0.06% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	A portion of this security is held as collateral for open swap agreements (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments

December 31, 2014

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.1%
Commercial Paper — 74.5%
ABB Treasury Center USA, Inc. (a) 0.120% 1/05/15	$3,250,000	$3,249,957
Air Products & Chemicals, Inc. (a) 0.110% 1/07/15	2,825,000	2,824,948
Air Products & Chemicals, Inc. (a) 0.130% 2/02/15	3,000,000	2,999,653
American Honda Finance Corp. 0.120% 1/09/15	6,000,000	5,999,840
Anheuser-Busch InBev Worldwide, Inc. (a) 0.100% 1/08/15	1,050,000	1,049,980
Bank of Nova Scotia (a) 0.200% 2/10/15	3,550,000	3,549,211
Basin Electric Power Cooperative (a) 0.200% 1/06/15	5,000,000	4,999,861
Basin Electric Power Cooperative (a) 0.160% 2/19/15	885,000	884,807
BMW US Capital LLC (a) 0.110% 1/29/15	6,000,000	5,999,487
Brown-Forman Corp. (a) 0.213% 1/14/15	1,200,000	1,199,909
Brown-Forman Corp. (a) 0.200% 1/20/15	5,000,000	4,999,472
Cargill Global Funding PLC (a) 0.120% 1/07/15	6,500,000	6,499,870
Caterpillar Financial Services Corp. 0.100% 1/05/15	6,000,000	5,999,933
CDP Financial, Inc. (a) 0.150% 1/20/15	6,100,000	6,099,517
Coca-Cola Co., The (a) 0.100% 1/15/15	4,125,000	4,124,840
Coca-Cola Co., The (a) 0.210% 3/11/15	2,125,000	2,124,145
ConocoPhillips Qatar Funding Ltd. (a) 0.120% 1/05/15	2,500,000	2,499,967
ConocoPhillips Qatar Funding Ltd. (a) 0.140% 2/18/15	3,000,000	2,999,440
Dover Corp. (a) 0.120% 1/06/15	6,000,000	5,999,900
Eli Lilly & Co. (a) 0.180% 3/25/15	6,000,000	5,997,510
Emerson Electric Co. (a) 0.110% 1/26/15	1,250,000	1,249,905
Emerson Electric Co. (a) 0.110% 2/26/15	5,000,000	4,999,144
General Electric Capital Corp. 0.180% 2/05/15	656,000	655,885
General Electric Capital Corp. 0.152% 2/05/15	3,000,000	2,999,558
Illinois Tool Works, Inc. (a) 0.120% 1/20/15	5,600,000	5,599,645

	Principal Amount	Value
John Deere Capital Corp. (a) 0.135% 2/09/15	$5,950,000	$5,949,130
L’Oreal USA, Inc. (a) 0.100% 1/23/15	3,500,000	3,499,786
MUFG Union Bank NA 0.180% 1/16/15	4,875,000	4,874,634
National Rural Utilities Cooperative Finance Corp. 0.110% 1/09/15	3,250,000	3,249,921
National Rural Utilities Cooperative Finance Corp. 0.130% 1/20/15	3,000,000	2,999,794
Nestle Capital Corp. (a) 0.220% 7/06/15	600,000	599,318
NSTAR Electric Co. 0.300% 1/08/15	6,000,000	5,999,650
Paccar Financial Corp. 0.150% 1/23/15	3,250,000	3,249,702
Paccar Financial Corp. 0.110% 1/26/15	1,450,000	1,449,889
Paccar Financial Corp. 0.110% 1/28/15	1,500,000	1,499,876
Praxair, Inc. 0.100% 1/28/15	4,225,000	4,224,683
Precision Castparts Corp. (a) 0.110% 1/02/15	6,250,000	6,249,981
Proctor & Gamble Co. (a) 0.110% 1/07/15	1,500,000	1,499,973
Proctor & Gamble Co. (a) 0.150% 2/02/15	5,000,000	4,999,333
Reckitt Benckiser Treasury Services PLC (a) 0.250% 1/13/15	3,750,000	3,749,687
Reckitt Benckiser Treasury Services PLC (a) 0.200% 2/06/15	800,000	799,840
Reckitt Benckiser Treasury Services PLC (a) 0.140% 2/12/15	411,000	410,933
Reckitt Benckiser Treasury Services PLC (a) 0.180% 2/12/15	800,000	799,832
Reckitt Benckiser Treasury Services PLC (a) 0.220% 4/21/15	480,000	479,677
Roche Holding, Inc. (a) 0.090% 3/09/15	5,600,000	5,599,062
Rockwell Automation, Inc. (a) 0.150% 1/05/15	2,000,000	1,999,967
Rockwell Automation, Inc. (a) 0.220% 1/12/15	3,813,000	3,812,744

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rockwell Automation, Inc. (a) 0.220% 1/21/15	$361,000	$360,956
Toyota Motor Credit Corp. 0.140% 3/03/15	5,000,000	4,998,814
Unilever Capital Corp. (a) 0.110% 1/20/15	3,819,000	3,818,778
UnitedHealth Group, Inc. (a) 0.210% 1/08/15	1,225,000	1,224,950
UnitedHealth Group, Inc. (a) 0.320% 1/12/15	2,000,000	1,999,804
Walt Disney Co., The (a) 0.060% 2/17/15	3,300,000	3,299,742
Westpac Securities New Zealand Ltd. (a) 0.140% 2/06/15	2,875,000	2,874,598
Wisconsin Gas Co. 0.150% 1/06/15	6,121,000	6,120,872

		188,302,310

Corporate Debt — 2.9%
Bank of Nova Scotia FRN 1.270% 1/12/15	2,563,000	2,563,839
General Electric Capital Corp. FRN 0.611% 1/09/15	1,050,000	1,050,094
General Electric Capital Corp. VRN 1.000% 8/11/15	1,500,000	1,507,251
International Business Machines Corp. FRN 0.263% 7/29/15	2,210,000	2,210,619

		7,331,803

Discount Notes — 12.5%
Federal Farm Credit Discount Notes 0.075% 1/08/15	200,000	199,997
Federal Farm Credit Discount Notes 0.105% 3/31/15	200,000	199,948
Federal Farm Credit Discount Notes 0.140% 5/05/15	120,000	119,942
Federal Farm Credit Discount Notes 0.225% 8/27/15	450,000	449,331
Federal Home Loan Bank Discount Notes 0.065% 2/20/15	400,000	399,964
Federal Home Loan Bank Discount Notes 0.080% 1/16/15	700,000	699,977
Federal Home Loan Bank Discount Notes 0.085% 1/30/15	260,000	259,982
Federal Home Loan Bank Discount Notes 0.090% 1/08/15	600,000	599,990
Federal Home Loan Bank Discount Notes 0.095% 2/20/15	1,400,000	1,399,815

	Principal Amount	Value
Federal Home Loan Bank Discount Notes 0.100% 2/18/15	$1,800,000	$1,799,760
Federal Home Loan Bank Discount Notes 0.110% 3/06/15	2,825,000	2,824,448
Federal Home Loan Bank Discount Notes 0.145% 2/04/15	300,000	299,959
Federal Home Loan Bank Discount Notes 0.180% 4/17/15	750,000	749,603
Federal Home Loan Bank Discount Notes 0.180% 4/24/15	750,000	749,576
Federal Home Loan Bank Discount Notes 0.200% 3/18/15	300,000	299,873
Federal Home Loan Mortgage Corp. 0.055% 2/13/15	637,000	636,958
Federal Home Loan Mortgage Corp. 0.055% 2/17/15	600,000	599,957
Federal Home Loan Mortgage Corp. 0.055% 2/19/15	1,770,000	1,769,867
Federal Home Loan Mortgage Corp. 0.060% 1/28/15	220,000	219,990
Federal Home Loan Mortgage Corp. 0.060% 2/06/15	1,000,000	999,940
Federal Home Loan Mortgage Corp. 0.060% 2/09/15	700,000	699,955
Federal Home Loan Mortgage Corp. 0.060% 2/11/15	360,000	359,975
Federal Home Loan Mortgage Corp. 0.060% 2/24/15	300,000	299,973
Federal Home Loan Mortgage Corp. 0.065% 2/02/15	300,000	299,983
Federal Home Loan Mortgage Corp. 0.065% 2/03/15	300,000	299,982
Federal Home Loan Mortgage Corp. 0.065% 2/19/15	400,000	399,965
Federal Home Loan Mortgage Corp. 0.070% 1/08/15	800,000	799,989
Federal Home Loan Mortgage Corp. 0.070% 1/12/15	600,000	599,987
Federal Home Loan Mortgage Corp. 0.070% 1/14/15	300,000	299,992
Federal Home Loan Mortgage Corp. 0.070% 2/13/15	200,000	199,983
Federal Home Loan Mortgage Corp. 0.075% 1/20/15	200,000	199,992
Federal Home Loan Mortgage Corp. 0.075% 1/22/15	212,000	211,991
Federal Home Loan Mortgage Corp. 0.075% 1/28/15	300,000	299,983
Federal Home Loan Mortgage Corp. 0.075% 1/29/15	500,000	499,971
Federal Home Loan Mortgage Corp. 0.080% 1/23/15	300,000	299,985

The accompanying notes are an integral part of the financial statements.

MML Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 0.080% 2/02/15	$445,000	$444,952
Federal Home Loan Mortgage Corp. 0.090% 1/28/15	300,000	299,980
Federal Home Loan Mortgage Corp. 0.100% 2/09/15	100,000	99,989
Federal National Mortgage Association 0.050% 2/17/15	675,000	674,956
Federal National Mortgage Association 0.060% 2/11/15	1,120,000	1,119,923
Federal National Mortgage Association 0.065% 2/17/15	1,000,000	999,915
Federal National Mortgage Association 0.075% 1/20/15	400,000	399,984
Federal National Mortgage Association 0.075% 2/18/15	300,000	299,931
Federal National Mortgage Association 0.085% 2/26/15	4,800,000	4,799,365
Federal National Mortgage Association 0.090% 1/05/15	200,000	199,994
Federal National Mortgage Association 0.150% 2/26/15	900,000	899,790
Federal National Mortgage Association 0.180% 5/13/15	135,000	134,911

		31,424,273

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	21,874	21,874

U.S. Government Obligations — 9.4%
U.S. Treasury Note 0.125% 4/30/15	2,475,000	2,475,148
U.S. Treasury Note 0.250% 2/28/15	5,000,000	5,001,524
U.S. Treasury Note 0.250% 5/31/15	3,000,000	3,001,789
U.S. Treasury Note 0.250% 8/15/15	5,000,000	5,004,478
U.S. Treasury Note 0.375% 4/15/15	2,500,000	2,501,981
U.S. Treasury Note 0.375% 6/30/15	5,000,000	5,006,430
U.S. Treasury Note 2.125% 5/31/15	825,000	831,912

		23,823,262

U.S. Treasury Bills — 0.8%
U.S. Treasury Bill 0.000% 5/28/15	2,000,000	1,999,228

Value

TOTAL SHORT-TERM INVESTMENTS (Cost $252,902,750)	$252,902,750

TOTAL INVESTMENTS — 100.1% (Cost $252,902,750) (b)	252,902,750

Other Assets/(Liabilities) — (0.1)%	(201,680)

NET ASSETS — 100.0%	$252,701,070

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

FRN	Floating Rate Note
VRN	Variable Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $133,979,259 or 53.02% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2014

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$682,408,477	$854,708,638	$1,419,768,657	$-
Short-term investments, at value (Note 2) (b)	45,737,056	10,484,053	288,871,492	252,902,750

Total investments (c)	728,145,533	865,192,691	1,708,640,149	252,902,750

Receivables from:
Investments sold	768,666	4,657,687	2,708,784	-
Investments sold on a when-issued basis (Note 2)	13,918,377	-	80,395,518	-
Investment adviser (Note 3)	-	-	-	81,612
Fund shares sold	49,624	52,742	2,355,529	224,038
Variation margin on open derivative instruments (Note 2)	24,128	-	158,582	-
Interest and dividends	2,060,424	1,295,087	8,978,858	25,827
Foreign taxes withheld	-	53,526	-	-

Total assets	744,966,752	871,251,733	1,803,237,420	253,234,227

Liabilities:
Payables for:
Investments purchased	73,801	5,469,231	7,794,194	-
Fund shares repurchased	1,026,625	1,227,989	254,224	337,762
Investments purchased on a when-issued basis (Note 2)	57,811,557	-	356,839,028	-
Securities on loan (Note 2)	-	7,997,075	-	-
Trustees’ fees and expenses (Note 3)	181,182	229,064	179,603	47,333
Collateral held for when-issued securities (Note 2)	-	-	340,000	-
Affiliates (Note 3):
Investment advisory fees	258,602	311,444	491,921	107,704
Service fees	23,861	34,442	132,445	-
Due to custodian	307,109	-	1,180,055	-
Accrued expense and other liabilities	70,432	74,656	26,966	40,358

Total liabilities	59,753,169	15,343,901	367,238,436	533,157

Net assets	$685,213,583	$855,907,832	$1,435,998,984	$252,701,070

Net assets consist of:
Paid-in capital	$462,546,772	$600,037,926	$1,399,425,535	$252,738,369
Undistributed (accumulated) net investment income (loss)	116,669	17,298,659	140,475	-
Distributions in excess of net investment income	-	-	-	(37,376)
Accumulated net realized gain (loss) on investments and foreign currency transactions	44,775,187	33,394,497	(1,850,139)	77
Net unrealized appreciation (depreciation) on investments and foreign currency translations	177,774,955	205,176,750	38,283,113	-

Net assets	$685,213,583	$855,907,832	$1,435,998,984	$252,701,070

(a) Cost of investments:	$504,502,960	$649,531,858	$1,380,247,672	$-
(b) Cost of short-term investments:	$45,737,056	$10,484,053	$288,871,492	$252,902,750
(c) Securities on loan with market value of:	$-	$7,783,317	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML Money Market Fund
Initial Class shares:
Net assets	$644,880,861	$799,222,410	$1,218,504,169	$252,701,070

Shares outstanding (a)	26,305,812	26,396,482	95,058,331	252,961,499

Net asset value, offering price and redemption price per share	$24.51	$30.28	$12.82	$1.00

Service Class shares:
Net assets	$40,332,722	$56,685,422	$217,494,815	$-

Shares outstanding (a)	1,647,785	1,888,801	16,996,619	-

Net asset value, offering price and redemption price per share	$24.48	$30.01	$12.80	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund		MML Money Market Fund
Investment income (Note 2):
Dividends (a)	$9,414,330	$21,132,926	$121,125		$-
Interest (b)	6,615,187	940	38,679,823		293,295
Securities lending net income	-	105,568	-		-

Total investment income	16,029,517	21,239,434	38,800,948		293,295

Expenses (Note 3):
Investment advisory fees	2,811,586	3,365,586	5,192,205		1,222,672
Custody fees	84,888	70,546	-	*	29,310
Audit fees	34,336	33,623	35,334		29,395
Legal fees	9,286	10,342	-	*	5,252
Proxy fees	1,028	1,028	-	*	1,028
Shareholder reporting fees	59,440	75,489	-	*	25,050
Trustees’ fees	41,004	50,398	61,806		15,704

	3,041,568	3,607,012	5,289,345		1,328,411
Distribution and Service fees:
Service Class	86,840	122,041	490,538		-

Total expenses	3,128,408	3,729,053	5,779,883		1,328,411
Expenses waived (Note 3):
Initial Class fees reimbursed by adviser	-	-	-		(1,035,116)

Net expenses	3,128,408	3,729,053	5,779,883		293,295

Net investment income (loss)	12,901,109	17,510,381	33,021,065		-

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	50,799,547	66,556,681	18,305,330		3,067
Futures contracts	281,828	-	1,890,892		-
Swap agreements	(80,512)	-	(500,860)		-
Foreign currency transactions	(532)	(5,169)	(3,158)		-

Net realized gain (loss)	51,000,331	66,551,512	19,692,204		3,067

Net change in unrealized appreciation (depreciation) on:
Investment transactions	6,176,743	7,130,582	30,641,305		-
Futures contracts	195,032	-	579,101		-
Swap agreements	(36,020)	-	(291,905)		-
Translation of assets and liabilities in foreign currencies	(2,251)	(30)	(13,347)		-

Net change in unrealized appreciation (depreciation)	6,333,504	7,130,552	30,915,154		-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	57,333,835	73,682,064	50,607,358		3,067

Net increase (decrease) in net assets resulting from operations	$70,234,944	$91,192,445	$83,628,423		$3,067

(a) Net of withholding tax of:	$656	$293,356	$-		$-
(b) Net of withholding tax of:	$-	$-	$1,358		$-
*	Paid by MassMutual pursuant to investment advisory agreement dated 12/15/11 for a period of at least three years. The agreement can only be amended or terminated after that period upon approval of a majority of the Independent Trustees.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,901,109	$12,371,031
Net realized gain (loss) on investment transactions	51,000,331	57,915,277
Net change in unrealized appreciation (depreciation) on investments	6,333,504	47,812,182

Net increase (decrease) in net assets resulting from operations	70,234,944	118,098,490

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(13,207,894)	(12,528,027)
Service Class	(651,465)	(488,868)

Total distributions from net investment income	(13,859,359)	(13,016,895)

From net realized gains:
Initial Class	(6,458,277)	-
Service Class	(334,379)	-

Total distributions from net realized gains	(6,792,656)	-

Net fund share transactions (Note 5):
Initial Class	(41,634,244)	(45,921,034)
Service Class	6,796,017	4,534,289

Increase (decrease) in net assets from fund share transactions	(34,838,227)	(41,386,745)

Total increase (decrease) in net assets	14,744,702	63,694,850
Net assets
Beginning of year	670,468,881	606,774,031

End of year	$685,213,583	$670,468,881

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$116,669	$656,595

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Fund		MML Managed Bond Fund		MML Money Market Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$17,510,381	$12,956,655	$33,021,065	$30,121,579	$-	$-
66,551,512	113,379,605	19,692,204	(9,544,037)	3,067	1,807
7,130,552	94,798,436	30,915,154	(41,447,689)	-	-

91,192,445	221,134,696	83,628,423	(20,870,147)	3,067	1,807

(12,166,595)	(13,691,072)	(37,555,588)	(33,739,776)	(7,668)	(5,934)
(705,046)	(609,725)	(5,910,650)	(4,613,488)	-	-

(12,871,641)	(14,300,797)	(43,466,238)	(38,353,264)	(7,668)	(5,934)

-	-	-	(12,245,770)	(1,789)	-
-	-	-	(1,790,842)	-	-

-	-	-	(14,036,612)	(1,789)	-

(61,870,837)	(120,444,180)	60,389,551	159,427,193	(19,693,194)	(27,538,855)
10,417,990	6,608,216	33,556,721	38,654,446	-	-

(51,452,847)	(113,835,964)	93,946,272	198,081,639	(19,693,194)	(27,538,855)

26,867,957	92,997,935	134,108,457	124,821,616	(19,699,584)	(27,542,982)

829,039,875	736,041,940	1,301,890,527	1,177,068,911	272,400,654	299,943,636

$855,907,832	$829,039,875	$1,435,998,984	$1,301,890,527	$252,701,070	$272,400,654

$17,298,659	$12,780,374	$140,475	$7,448,008	$-	$-

$-	$-	$-	$-	$(37,376)	$(31,393)

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$22.78	$0.45	$2.01	$2.46	$(0.49)	$(0.24)	$(0.73)	$24.51	10.99%	$644,881	0.45%	1.92%
12/31/13	19.33	0.41	3.48	3.89	(0.44)	-	(0.44)	22.78	20.31%	639,537	0.46%	1.94%
12/31/12	17.52	0.39	1.82	2.21	(0.40)	-	(0.40)	19.33	12.65%	584,660	0.46%	2.09%
12/31/11	17.08	0.36	0.45	0.81	(0.37)	-	(0.37)	17.52	4.78%	552,072	0.49%	2.05%
12/31/10	15.51	0.36	1.55	1.91	(0.34)	-	(0.34)	17.08	12.50%	590,576	0.48%	2.25%
Service Class
12/31/14	$22.75	$0.39	$2.01	$2.40	$(0.43)	$(0.24)	$(0.67)	$24.48	10.71%	$40,333	0.70%	1.68%
12/31/13	19.30	0.36	3.47	3.83	(0.38)	-	(0.38)	22.75	20.01%	30,932	0.71%	1.70%
12/31/12	17.50	0.35	1.80	2.15	(0.35)	-	(0.35)	19.30	12.36%	22,114	0.71%	1.85%
12/31/11	17.06	0.32	0.44	0.76	(0.32)	-	(0.32)	17.50	4.52%	12,331	0.74%	1.82%
12/31/10	15.49	0.32	1.55	1.87	(0.30)	-	(0.30)	17.06	12.22%	9,398	0.73%	2.01%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	183%	235%	251%	285%	242%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$27.55	$0.61	$2.57	$3.18	$(0.45)	$(0.45)	$30.28	11.57%		$799,222	0.43%	2.12%
12/31/13	21.07	0.41	6.54	6.95	(0.47)	(0.47)	27.55	33.27%		787,449	0.44%	1.69%
12/31/12	18.51	0.38	2.58	2.96	(0.40)	(0.40)	21.07	16.05%		709,969	0.44%	1.92%
12/31/11	19.57	0.34	(1.09)	(0.75)	(0.31)	(0.31)	18.51	(3.76%	)	778,897	0.44%	1.72%
12/31/10	17.41	0.27	2.22	2.49	(0.33)	(0.33)	19.57	14.77%		909,171	0.44%	1.54%
Service Class
12/31/14	$27.34	$0.52	$2.56	$3.08	$(0.41)	$(0.41)	$30.01	11.29%		$56,685	0.68%	1.82%
12/31/13	20.93	0.35	6.49	6.84	(0.43)	(0.43)	27.34	32.94%		41,591	0.69%	1.44%
12/31/12	18.41	0.34	2.54	2.88	(0.36)	(0.36)	20.93	15.76%		26,073	0.69%	1.69%
12/31/11	19.48	0.30	(1.09)	(0.79)	(0.28)	(0.28)	18.41	(4.00%	)	18,493	0.69%	1.55%
12/31/10	17.35	0.23	2.21	2.44	(0.31)	(0.31)	19.48	14.48%		11,470	0.69%	1.31%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	38%	100%	65%	65%	113%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$12.44	$0.32	$0.47	$0.79	$(0.41)	$-	$(0.41)	$12.82	6.46%		$1,218,504	0.39%	2.47%
12/31/13	13.20	0.31	(0.52)	(0.21)	(0.40)	(0.15)	(0.55)	12.44	(1.64%	)	1,123,545	0.39%	2.46%
12/31/12	12.99	0.35	0.38	0.73	(0.38)	(0.14)	(0.52)	13.20	5.77%		1,027,945	0.40%	2.66%
12/31/11	12.80	0.47	0.44	0.91	(0.48)	(0.24)	(0.72)	12.99	7.31%		864,477	0.41%	3.63%
12/31/10	12.49	0.54	0.32	0.86	(0.49)	(0.06)	(0.55)	12.80	6.96%		869,339	0.41%	4.18%
Service Class
12/31/14	$12.42	$0.28	$0.48	$0.76	$(0.38)	$-	$(0.38)	$12.80	6.19%		$217,495	0.64%	2.22%
12/31/13	13.18	0.28	(0.52)	(0.24)	(0.37)	(0.15)	(0.52)	12.42	(1.88%	)	178,346	0.64%	2.21%
12/31/12	12.97	0.32	0.38	0.70	(0.35)	(0.14)	(0.49)	13.18	5.51%		149,124	0.65%	2.40%
12/31/11	12.79	0.43	0.44	0.87	(0.45)	(0.24)	(0.69)	12.97	7.04%		101,863	0.66%	3.34%
12/31/10	12.48	0.50	0.33	0.83	(0.46)	(0.06)	(0.52)	12.79	6.70%		65,262	0.66%	3.92%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	368%	313%	279%	186%	199%[q]

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover rate excludes securities sold from redemptions in-kind. Amount would be 208% including securities sold from redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Money Market Fund

		Income (loss) from investment operations					Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]
Initial Class
12/31/14	$1.00	$-	$0.00	[d]	$0.00	[d]	$(0.00)[d]	$(0.00)[d]	$(0.00)[d]	$1.00	0.00%	[e]	$252,701	0.51%	0.11%
12/31/13	1.00	-	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	272,401	0.51%	0.14%
12/31/12	1.00	-	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	299,944	0.52%	0.16%
12/31/11	1.00	-	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	189,532	0.54%	0.17%
12/31/10	1.00	-	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	188,956	0.54%	0.24%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Equity Fund (“Equity Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML Money Market Fund (“Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Fund’s operations and return potential.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds other than the Money Market Fund, short-term debt securities with remaining maturities of 60 days or less are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market

Notes to Financial Statements (Continued)

value. The Money Market Fund’s portfolio securities are valued at amortized cost, which approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Money Market Fund characterized all investments at Level 2, as of December 31, 2014. For the Money Market Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2014, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Blend Fund Asset Investments
Common Stock	$460,426,825	$-	$-	$460,426,825
Preferred Stock	506,600	-	-	506,600
Corporate Debt	-	103,463,887	-	103,463,887
Municipal Obligations	-	2,711,736	-	2,711,736
Non-U.S. Government Agency Obligations	-	41,759,855	165,398	41,925,253
Sovereign Debt Obligations	-	2,638,224	-	2,638,224
U.S. Government Agency Obligations and Instrumentalities	-	63,248,356	-	63,248,356
U.S. Treasury Obligations	-	7,014,182	-	7,014,182
Purchased Options	-	473,414	-	473,414
Short-Term Investments	-	45,737,056	-	45,737,056

Total Investments	$460,933,425	$267,046,710	$165,398	$728,145,533

Asset Derivatives
Futures Contracts	$342,579	$-	$-	$342,579

Liability Derivatives
Futures Contracts	$(209,171)	$-	$-	$(209,171)
Swap Agreements	-	(385,111)	-	(385,111)

Total	$(209,171)	$(385,111)	$-	$(594,282)

Equity Fund
Asset Investments
Common Stock	$833,776,408	$12,935,155	$-	$846,711,563
Mutual Funds	7,997,075	-	-	7,997,075
Short-Term Investments	-	10,484,053	-	10,484,053

Total Investments	$841,773,483	$23,419,208	$-	$865,192,691

Managed Bond Fund
Asset Investments
Preferred Stock	$2,406,350	$-	$-	$2,406,350
Corporate Debt	-	630,434,042	-	630,434,042
Municipal Obligations	-	14,205,332	-	14,205,332
Non-U.S. Government Agency Obligations	-	260,363,169	926,227	261,289,396
Sovereign Debt Obligations	-	11,266,964	-	11,266,964
U.S. Government Agency Obligations and Instrumentalities	-	394,073,390	-	394,073,390
U.S. Treasury Obligations	-	103,164,628	-	103,164,628
Purchased Options	-	2,928,555	-	2,928,555
Short-Term Investments	-	288,871,492	-	288,871,492

Total Investments	$2,406,350	$1,705,307,572	$926,227	$1,708,640,149

Asset Derivatives
Futures Contracts	$531,209	$-	$-	$531,209

Liability Derivatives
Futures Contracts	$(141,553)	$-	$-	$(141,553)
Swap Agreements	-	(2,344,058)	-	(2,344,058)

Total	$(141,553)	$(2,344,058)	$-	$(2,485,611)

Notes to Financial Statements (Continued)

The following table shows Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2014.

Statements of Asset and Liabilities location:	Blend Fund	Equity Fund	Managed Bond Fund
Receivables from:
Investments sold on a when-issued basis	X		X
Payables for:
Investments purchased on a when-issued basis	X		X
Securities on loan		X
Collateral held for when-issued securities			X
Due to custodian	X		X

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In *		Transfers Out *
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Equity Fund	$-	$3,188,500	$(3,188,500)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as inputs were less observable.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/13	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 12/31/14	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/14
Blend Fund
Preferred Stock	$-	$-	$(40)	$40	$-	$- ††	$-	**	$-		$-	$-
Non-U.S. Government
Agency Obligations†	948,100	-	1,102	802	459,916	(1,034,606)	-		(209,916	)***	165,398	3

	$948,100	$-	$1,062	$842	$459,916	$(1,034,606)	$-		$(209,916)		$165,398	$3

Managed Bond Fund
Non-U.S. Government
Agency Obligations†	$1,172,650	$-	$1,363	$1,006	$1,400,000	$(1,648,792)	$-		$-		$926,227	$19

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 2 and Level 3 as inputs were less observable.
***	Transfers occurred between Level 3 and Level 2 as inputs were more observable.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents security at $0 value at the time of sale.

Notes to Financial Statements (Continued)

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2014, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivatives and Objective for Use	Blend Fund	Managed Bond Fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Interest Rate Swaps**
Hedging/Risk Management	A	A
Duration Management	M	M
Asset/Liability Management	M	M
Substitution for Direct Investment	M	M
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Options (Purchased)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Directional Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

Notes to Financial Statements (Continued)

At December 31, 2014, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Asset Derivatives
Purchased Options*	$-	$-	$473,414	$473,414
Futures Contracts^^	-	-	342,579	342,579

Total Value	$-	$-	$815,993	$815,993

Liability Derivatives
Futures Contracts^^	$-	$-	$(209,171)	$(209,171)
Swap Agreements^^,^^^	(143,112)	-	(241,999)	(385,111)

Total Value	$(143,112)	$-	$(451,170)	$(594,282)

Realized Gain (Loss)#
Purchased Options	$-	$-	$287,668	$287,668
Futures Contracts	-	(24,894)	306,722	281,828
Swap Agreements	(18,588)	-	(61,924)	(80,512)

Total Realized Gain (Loss)	$(18,588)	$(24,894)	$532,466	$488,984

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$159,336	$159,336
Futures Contracts	-	-	195,032	195,032
Swap Agreements	(19,720)	-	(16,300)	(36,020)

Total Change in Appreciation (Depreciation)	$(19,720)	$-	$338,068	$318,348

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$17,900,000	$17,900,000
Futures Contracts	-	68	386	454
Swap Agreements	$8,225,000	$-	$9,246,818	$17,471,818

Managed Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$2,928,555	$2,928,555
Futures Contracts^^	-	-	531,209	531,209

Total Value	$-	$-	$3,459,764	$3,459,764

Liability Derivatives
Futures Contracts^^	$-	$-	$(141,553)	$(141,553)
Swap Agreements^^, ^^^	(846,675)	-	(1,497,383)	(2,344,058)

Total Value	$(846,675)	$-	$(1,638,936)	$(2,485,611)

Realized Gain (Loss)#
Purchased Options	$-	$-	$1,779,521	$1,779,521
Futures Contracts	-	-	1,890,892	1,890,892
Swap Agreements	(111,990)	-	(388,870)	(500,860)

Total Realized Gain (Loss)	$(111,990)	$-	$3,281,543	$3,169,553

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Managed Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$985,658	$985,658
Futures Contracts	-	-	579,101	579,101
Swap Agreements	(116,798)	-	(175,107)	(291,905)

Total Change in Appreciation (Depreciation)	$(116,798)	$-	$1,389,652	$1,272,854

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$110,730,000	$110,730,000
Futures Contracts	-	-	1,668	1,668
Swap Agreements	$48,650,000	$-	$55,634,545	$104,284,545

*	Statements of Assets and Liabilities location: Investments, at value.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps, which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts or notional amounts for purchased options and swap agreements, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2014.

The following table presents the Funds’ derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2014.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral received**	Net Amount*
Blend Fund
Credit Suisse International	$473,414	$ -	$(329,673)	$143,741

Managed Bond Fund
Credit Suisse International	$2,928,555	$ -	$(2,916,583)	$11,972

*	Represents the net amount receivable from the counterparty in the event of default.
**	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2014, are discussed below.

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2014:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Blend Fund
Futures Contracts — Long
U.S. Treasury Note 10 Year	03/20/15	147	$18,639,141	$99,546
U.S. Ultra Bond	03/20/15	40	6,607,500	243,033
U.S. Treasury Note 2 Year	03/31/15	162	35,412,188	(30,801)

				$311,778

Futures Contracts — Short
U.S. Long Bond	03/20/15	46	$(6,649,875)	$(171,098)
U.S. Treasury Note 5 Year	03/31/15	73	(8,681,867)	(7,272)

				$(178,370)

Managed Bond Fund
Futures Contracts — Long
U.S. Long Bond	03/20/15	21	$3,035,813	$83,805
U.S. Treasury Note 10 Year	03/20/15	417	52,874,297	337,436
U.S. Ultra Bond	03/20/15	15	2,477,813	93,865
U.S. Treasury Note 2 Year	03/31/15	712	155,638,750	(141,553)
U.S. Treasury Note 5 Year	03/31/15	329	39,127,867	16,103

				$389,656

Notes to Financial Statements (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund

Notes to Financial Statements (Continued)

may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap transactions at December 31, 2014. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Blend Fund*
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
EUR	3,600,000	12/20/19	(1.000)%	ITRAXX Europe Series 22†	$(14,175)	$(54,988)	$(69,163)
USD	4,625,000	12/20/19	(1.000)%	CDX.NA.IG.23†	(5,545)	(68,404)	(73,949)

					$(19,720)	$(123,392)	$(143,112)

Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
USD	5,385,000	4/29/24	Fixed 2.765%	3-Month USD-LIBOR-BBA	$(241,999)	$-	$(241,999)

Notes to Financial Statements (Continued)

Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Managed Bond Fund**
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
EUR	21,350,000	12/20/19	(1.000)%	ITRAXX Europe Series 22†	$(84,069)	$(326,106)	$(410,175)
USD	27,300,000	12/20/19	(1.000)%	CDX.NA.IG.23†	(32,729)	(403,771)	(436,500)

					$(116,798)	$(729,877)	$(846,675)

Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
USD	33,320,000	4/29/24	Fixed 2.765%	3-Month USD-LIBOR-BBA	$(1,497,383)	$-	$(1,497,383)

EUR	Euro
USD	U.S. Dollar
*	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $174,798 in securities at December 31, 2014; and collateral for swap agreements received from Credit Suisse International amounted to $83,498 in securities at December 31, 2014.
**	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $1,041,148 in securities at December 31, 2014; and collateral for swap agreements received from Credit Suisse International amounted to $489,417 in securities at December 31, 2014.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Options

A Fund may purchase call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC

Notes to Financial Statements (Continued)

options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in the Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Notes to Financial Statements (Continued)

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

The Blend Fund, Equity Fund, and Managed Bond Fund may lend their securities; however, lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and Equity Fund, respectively, taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the Borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities. At December 31, 2014, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the year ended December 31, 2014, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Equity Fund	$131,960	$26,392	$105,568

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Notes to Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Notes to Financial Statements (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

MassMutual served as the Funds’ investment adviser, at the same annual rates as noted above, pursuant to the investment advisory agreements through March 31, 2014.

MML Advisers has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets at the following annual rates:

Blend Fund	0.13% (Equity Segment)
0.09% (Money Market and Bond Segments)
Managed Bond Fund	0.10%
Money Market Fund	0.05%

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Blend Fund and Managed Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MML Advisers and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MML Advisers has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, pursuant to which OFI serves as one of the subadvisers to the Equity Fund. This agreement provides that OFI manage the investment and reinvestment of a portion of the assets of the Fund. OFI receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the portion of the Fund that OFI manages, at the following annual rate:

Equity Fund	0.23%

MML Advisers has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as one of the subadvisers to the Equity Fund. This agreement provides that Loomis Sayles manage the investment and reinvestment of a portion of the assets of the Fund. Loomis Sayles receives a subadvisory fee from MassMutual based upon the average daily net assets of the portion of the Fund that Loomis Sayles manages.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Notes to Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

For the Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its advisory fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Prior to April 1, 2014, expense caps were with MassMutual.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statement of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2014, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$749,834,465	$471,049,367	$762,960,671	$496,296,586
Equity Fund	-	315,374,526	-	363,833,906
Managed Bond Fund	4,685,900,019	346,941,969	4,717,466,537	215,991,910

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Blend Fund Initial Class
Sold	646,358	$15,277,002	1,019,030	$21,392,562
Issued as reinvestment of dividends	839,814	19,666,171	588,570	12,528,027
Redeemed	(3,253,753)	(76,577,417)	(3,787,853)	(79,841,623)

Net increase (decrease)	(1,767,581)	$(41,634,244)	(2,180,253)	$(45,921,034)

Blend Fund Service Class
Sold	372,316	$8,795,548	304,259	$6,487,837
Issued as reinvestment of dividends	42,149	985,844	22,947	488,868
Redeemed	(126,416)	(2,985,375)	(113,275)	(2,442,416)

Net increase (decrease)	288,049	$6,796,017	213,931	$4,534,289

Equity Fund Initial Class
Sold	522,167	$14,978,313	702,152	$17,045,325
Issued as reinvestment of dividends	410,767	12,166,595	555,280	13,691,072
Redeemed	(3,114,178)	(89,015,745)	(6,373,212)	(151,180,577)

Net increase (decrease)	(2,181,244)	$(61,870,837)	(5,115,780)	$(120,444,180)

Equity Fund Service Class
Sold	468,038	$13,279,986	416,482	$10,168,585
Issued as reinvestment of dividends	23,994	705,046	24,903	609,725
Redeemed	(124,520)	(3,567,042)	(165,860)	(4,170,094)

Net increase (decrease)	367,512	$10,417,990	275,525	$6,608,216

Managed Bond Fund Initial Class
Sold	14,167,319	$180,775,482	19,304,672	$246,974,020
Issued as reinvestment of dividends	2,963,553	37,555,588	3,615,259	45,985,546
Redeemed	(12,398,257)	(157,941,519)	(10,456,821)	(133,532,373)

Net increase (decrease)	4,732,615	$60,389,551	12,463,110	$159,427,193

Managed Bond Fund Service Class
Sold	3,056,751	$38,924,947	3,868,002	$49,036,031
Issued as reinvestment of dividends	467,135	5,910,650	504,074	6,404,330
Redeemed	(888,381)	(11,278,876)	(1,323,627)	(16,785,915)

Net increase (decrease)	2,635,505	$33,556,721	3,048,449	$38,654,446

Money Market Fund Initial Class
Sold	74,499,780	$74,424,512	108,498,443	$108,390,776
Issued as reinvestment of dividends	9,467	9,457	5,940	5,934
Redeemed	(94,222,104)	(94,127,163)	(136,070,638)	(135,935,565)

Net increase (decrease)	(19,712,857)	$(19,693,194)	(27,566,255)	$(27,538,855)

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At December 31, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$555,511,865	$178,316,370	$(5,682,702)	$172,633,668
Equity Fund	664,251,859	210,117,600	(9,176,768)	200,940,832
Managed Bond Fund	1,677,368,241	44,846,004	(13,574,096)	31,271,908

Note: The aggregate cost for investments for the Money Market Fund at December 31, 2014, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2014, for federal income tax purposes, there were no unused capital losses.

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$13,859,359	$6,792,656	$-
Equity Fund	12,871,641	-	-
Managed Bond Fund	43,466,238	-	-
Money Market Fund	9,457	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blend Fund	$13,016,895	$-	$-
Equity Fund	14,300,797	-	-
Managed Bond Fund	41,703,937	10,685,939	-
Money Market Fund	5,934	-	-

Notes to Financial Statements (Continued)

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2014, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, swap agreements, premium amortization accruals, the deferral of wash sale losses, non-taxable dividends, defaulted bond income accruals, and deferred Trustee compensation.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$19,922,252	$30,542,033	$(178,987)	$172,381,513
Equity Fund	17,525,010	37,630,445	(226,351)	200,940,802
Managed Bond Fund	6,992,473	-	(175,273)	29,756,249
Money Market Fund	9,175	-	(46,474)	-

During the year ended December 31, 2014, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$5,893	$(424,217)	$418,324
Equity Fund	(48,344)	168,799	(120,455)
Managed Bond Fund	4,108	(3,141,748)	3,137,640
Money Market Fund	1,234	(2,919)	1,685

The Funds did not have any unrecognized tax benefits at December 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11

Notes to Financial Statements (Continued)

includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Blend Fund plus interest and the Official Committee’s court costs, is approximately $207,400.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Fund cannot predict the outcome of these proceedings. Accordingly, the Fund has not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2014, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2014, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2015

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2014; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 72	Chairman Trustee	Since 2012 Since 2012	Retired.	89	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 66	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation.	89	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 56	Trustee Chairman	Since 2005 (2006-2012)	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	89	Director (since 2011), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 60	Trustee	Since 2005	Retired.	89	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 68	Trustee	Since 2012	Retired.	89	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 72	Trustee	Since 2012	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 63	Trustee	Since 2005	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	89	Director (since 2014), Flexion Therapeutics; Director (since 2014), InVivo Therapeutics; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 62	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	91^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 69	Trustee	Since 2012	Retired.	91^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 59	Trustee Vice Chairperson	Since 2011 (2011-2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	89	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffrey M. Dube Age: 46	President	Since 2014	Vice President (since 2012), Assistant Vice President (2011-2012), Managing Director (2009-2011), MassMutual; President (since 2014), MML Series Investment Fund (open-end investment company).	36

Michael C. Eldredge Age: 50	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	89

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrew M. Goldberg Age: 48	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	89

Brian K. Haendiges Age: 54	Vice President	Since 2014	Vice President (since 2014) MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company).	89

Nicholas H. Palmerino Age: 49	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	89

Philip S. Wellman Age: 50	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008- 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	89

Eric H. Wietsma Age: 48	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	89

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attained the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management, Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2014, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	29.26%
Equity Fund	100.00%

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2014:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.45%	$1,042.80	$2.32	$1,022.90	$2.29
Service Class	1,000	0.70%	1,041.50	3.60	1,021.70	3.57
Equity Fund
Initial Class	1,000	0.43%	1,039.10	2.21	1,023.00	2.19
Service Class	1,000	0.68%	1,037.80	3.49	1,021.80	3.47
Managed Bond Fund
Initial Class	1,000	0.39%	1,017.00	1.98	1,023.20	1.99
Service Class	1,000	0.64%	1,015.80	3.25	1,022.00	3.26
Money Market Fund
Initial Class	1,000	0.11%	1,000.00	0.55	1,024.70	0.56

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Underwriter:

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082

© 2015 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	CRN201603-190347

# MML Series Investment Fund II
## Annual Report

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Strategic Emerging Markets Fund

*This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.*

December 31, 2014

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Jeffrey M. Dube

“At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms.”

December 31, 2014

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2014. U.S. stocks and bonds rose in 2014, with stocks reaching new heights and outperforming their foreign counterparts by a considerable margin. The accelerating expansion of the U.S. economy provided an accommodative investing environment that stood in sharp contrast to the challenges faced by some of the world’s other large economies in Europe and the Far East.

The performance of U.S. equity markets during 2014 was encouraging, but the volatility that resurfaced during the fourth quarter and the struggles of some foreign markets serve as ongoing reminders that retirement investors should not focus on short-term performance – but rather on making investment decisions that are based on their long-term goals and objectives. Individuals who are saving for retirement may have the advantage of not needing to access their funds in the short term. Even those who have begun withdrawing their retirement savings may choose to have the majority of their account balance remain invested, since retirement can last for decades. We believe retirement investors give themselves a greater opportunity to reach their retirement income goals when they follow certain investment guidelines, such as the ones below.

Investment concepts to keep in mind

Avoid focusing on daily market performance

Investing for retirement is a long-term proposition. While most retirement investors seem to understand that the financial markets experience volatility from time to time, seasoned investors typically take a long-term approach to investing and avoid focusing on short-term results.

The one thing you can control is your contribution level

Of course, you can’t control the performance of your investments. What you can control, however, is how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as possible can help you boost your retirement savings.*

Take advantage of asset allocation and diversification*

Stocks, bonds, and short-term/money market investments are investment types that generally perform differently at different times, depending on the economic climate. Each of these categories contains an even broader array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe investors can help reduce their over-exposure to one or two poorly performing investment types by including a mix of investment types and sub-categories in their retirement strategy.

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms. To get there, we believe you may benefit most by maintaining a plan that

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

takes into consideration your specific goals, how comfortable you are with the market’s ups and downs, and how long you have to save and invest for your future. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your confidence in MassMutual.

Sincerely,

Jeffrey M. Dube

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2014

Investors drive U.S. stocks up, oil down; central bank concludes bond buying in 2014

Major U.S. stock indexes rose in 2014, with the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (the “Dow”), two of the most widely followed U.S. stock market benchmarks, repeatedly reaching new highs and finishing the year near record territory. U.S. bonds also advanced for the year. Foreign markets did not fare as well, as economic growth slowed substantially in Europe, Japan reentered a recession, and China’s economy also stumbled.

Investors navigated periods of volatility and other challenges in an environment that included political action over federal spending and midterm elections that left Republicans with majorities in both houses of the U.S. Congress, geopolitical conflicts in Eastern Europe and the Middle East, the end of government bond purchases through the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”), and a precipitous decline in the price of oil. In the U.S., ongoing improvement in employment, corporate profitability, and other key economic measures – including a rebound and acceleration in gross domestic product (“GDP”) – helped bolster stock prices. Housing was a surprisingly notable laggard during much of the year and failed to echo other economic improvements.

The Fed began “tapering” its monthly QE bond purchases to $75 billion in January 2014. The Fed’s monthly reduction proceeded systematically in additional $10 billion increments thereafter during 2014, and the central bank made its last monthly buys in October 2014. There was some first-quarter market movement attributable to the tapering, but investors ultimately seemed to accept the inevitable end of the program and the reductions became less of a factor in market movements as the year progressed. The Fed also helped keep short-term interest rates at historically low levels by continuing the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed reassured investors following its September 2014 meeting that short-term interest rates would remain low for a “considerable time” after the end of QE. Fed statements in mid-December indicated the central bank intends to be “patient” in raising short-term interest rates. While not ruling out rate hikes later in 2015, the Fed allayed investors’ fears that better-than-expected economic growth might cause the central bank to accelerate its timetable for normalizing rates from near-zero levels. The statement also noted that the Fed continues to pay close attention to the slow improvement of credit growth in the U.S. and core inflation that is below the central bank’s 2% target.

The price of oil declined steadily over the second half of the year due to investor concerns about slowing economic growth and falling demand in foreign markets colliding with an overabundant supply. West Texas Intermediate (WTI) crude oil started the year at more than $98 per barrel, gushed to nearly $108 in June, then trickled down steadily to finish 2014 at $53.45 – down more than 45% for the full year. U.S. retail gasoline prices accelerated from about $3.41 per gallon at the beginning of January to nearly $3.79 in late April. Gasoline parked in the $3.74 to $3.78 per gallon range until late June before rolling downhill to approximately $2.39 at the end of the year, which gave drivers the lowest gas prices since 2009. Gold prices gyrated but changed little, cresting to $1,385 per ounce in mid-March 2014, falling to $1,142 in early November, and finishing the year at $1,206 – just $1.50 more than the precious metal’s 2014 opening price.

Market performance

U.S. stocks of all sizes outperformed their foreign counterparts during 2014, with stocks of mid-size and large U.S companies outpacing their small-company counterparts. The major technology stock benchmark in the U.S., the NASDAQ Composite® Index, returned 14.75% for the year and led all U.S. broad market indexes. The S&P 500® Index of large-capitalization U.S. stocks posted a 13.69% advance, and the blue-chip Dow Jones Industrial AverageSM rose 10.04%. The Russell 2000® Index of small-capitalization stocks underperformed other key stock benchmarks, but still advanced 4.89%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, declined 2.19% for the year and outperformed the MSCI EAFE Index, a barometer for foreign stocks in developed markets, which fell 4.90%.

Bonds rewarded investors, but underperformed most U.S. stock indexes during the year, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 5.97%. Unrelenting low interest rates continued to take their toll, and shorter-term debt investments barely managed to stay in positive territory. In this environment, the Barclays U.S.

3

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.64%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.03%. The impact of lower oil prices on energy companies in the second half of the year worked against high-yield bonds, as many issuers of such bonds are energy companies. Despite losing ground in the third and fourth quarters, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, still managed to advance 2.45% for the year.*

Q1 2014: Stocks suffer early losses, then recover

U.S. stocks ended the first quarter of 2014 with only minimal changes, as a sell-off early in the quarter gave way to a recovery that more than offset previous losses in most cases. The decline was relatively brief and confined to a two-week stretch in late January and the beginning of February. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing downsizing of QE were all factors weighing on share prices. Worries about emerging markets eased later in the quarter, however, and enabled stocks to embark on a recovery.

Resurgent concerns over some aspects of U.S. economic growth and a flight to quality due to emerging-market volatility helped drive up prices of U.S. Treasury securities. Reassuring comments from new U.S. Federal Reserve Chair Janet Yellen helped bolster the market. Yellen replaced Ben Bernanke at the end of January and is the first woman to lead the Fed. Fiscal woes afflicting the federal government eased a bit in the first quarter. On February 15, President Obama signed legislation extending the federal debt ceiling through March 2015.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, specifically the country’s Crimea region, which has been governed as an independent republic since 1992 and is home to many pro-Russian sympathizers. On March 16, a referendum in Crimea yielded the decision to become part of Russia, a move not recognized by the West. Russia’s support of this referendum, together with the build-up of Russian troops along the Russia/Ukraine border, triggered economic sanctions against Russia by Western nations, including the United States. The political upheaval did not significantly damage stock prices, so most broad equity benchmarks ended the quarter only modestly below their all-time highs.

Q2 2014: Stocks continue their record-setting pace

Stocks of U.S. and foreign companies overcame a brief and relatively mild sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. Stocks’ solid second quarter followed a shaky first quarter in which performance was much more muted. In the fixed-income market, yields of longer-term U.S. Treasury securities declined during April and May before recovering somewhat in June. Weak U.S. economic growth in the first quarter, which was initially estimated at just 0.1% and was subsequently revised much lower – making it the first negative reading in three years – helped drive the April drop.

The European Central Bank (“ECB”) provided a boost for the markets in early June, when ECB President Mario Draghi announced reductions in the central bank’s key interest rates. Notably, the ECB’s deposit rate turned negative for the first time, in essence charging euro zone banks for parking funds with the central bank. The ECB also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks in the United States, Europe, and Japan, as well as in emerging markets.

Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, which stated the central bank would continue to reduce the amount of monthly bond purchases and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

Energy stocks rose during the quarter, spurred by concerns about potential disruptions in Iraq’s oil production amid widespread terrorist activity by the Islamic State in Iraq and Syria (“ISIS”), a radical Sunni group.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

4

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

Q3 2014: Gains narrow as concerns increase about global growth

Large-capitalization U.S. stocks overcame negative markets in July and September to finish the third quarter of 2014 with modest upside progress. However, shares of small and mid-size U.S. companies, foreign stocks from developed and emerging markets, and high-yield bonds struggled, as investors took a more risk-averse approach. Bonds were basically flat for the quarter.

Trouble overseas was one reason for increased investor caution. At the end of July, U.S. stocks suffered a sharp one-day decline after Argentina effectively defaulted on its bonds for the second time in 13 years. Around the same time, the share price of Banco Espirito Santo, Portugal’s largest bank, plunged after it reported a huge $4.8 billion first-half loss that wiped out the bank’s capital cushion and forced it to seek new funding.

In Eastern Europe, the standoff between Ukraine and Russia intensified. In the Middle East, there was a resurgence of the conflict between Israel and Hamas, and the threat of ISIS continued to grow.

Despite these developments, the negative impact on U.S. markets was relatively fleeting, as investor sentiment was buoyed by encouraging news about the U.S. economy. Data reported at the end of July showed that GDP, a broad measure of economic activity, advanced a robust 4.0% in the second quarter after contracting 2.1% in a first quarter hampered by severe winter weather. At the end of September, the second-quarter figure was revised upward to 4.6%.

Healthy U.S. economic growth stood in stark contrast to the euro zone, where economic activity was stagnant – and Japan, whose economy contracted sharply in the second quarter, according to data that became available in the third quarter. This discrepancy among developed nations helped trigger a significant rally in the U.S. dollar, which depressed the dollar-denominated returns of foreign markets.

Q4 2014: Volatility increases, but U.S. stocks hit new all-time highs

Investors shook off numerous concerns to drive U.S. stocks to healthy gains in the fourth quarter and to new highs for the year. Plunging crude oil prices, the spread of the Ebola virus in West Africa and beyond, and disappointing economic data from Europe and China were some of the factors keeping investors on edge and contributing to two noteworthy – but relatively short – sell-offs during the quarter. In November, the market reacted positively to the results of the U.S. midterm elections, but the impact was muted, as investors had anticipated Republicans would take control of the U.S. Senate weeks prior to the elections.

Oil’s decline – partly a result of increasing supply from North American shale beds – accelerated in late November after the Organization of Petroleum Exporting Countries (“OPEC”) announced its decision not to cut production. Good news on the U.S. economy was a major factor lifting share prices. GDP expanded by an upwardly revised 5.0% in the third quarter, its fastest pace since the third quarter of 2003. This strong performance stood in stark contrast to near-recessionary conditions afflicting most other key developed nations. Notably, the 18-member euro zone barely managed positive economic growth during the third quarter and rose just 0.2%. Foreign markets underperformed, as the U.S. dollar rose against other major currencies driven by U.S. economic strength and declining oil prices.

As 2014 drew to a close, the low price of oil, the weakness of overseas economies, and possible actions by the Fed and other central banks around the world were on the minds of many investors as they focused on the factors likely to impact the markets in the year ahead. Investors will also likely keep an eye out for continued economic growth here at home and improvement abroad, which may help create a favorable environment for stocks and bonds in 2015.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MML High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class II shares returned 1.05%, underperforming the 2.45% return of the Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

A substantial decline in the price of oil drove an increase in volatility in the high-yield bond market late in the year, with December finishing with the worst return for high-yield bonds of any December on record. At the same time, there was elevated volatility in stocks resulting from falling oil prices and the uncertainty concerning the Federal Reserve’s (the “Fed”) plans to raise interest rates.

The Fund underperformed the benchmark primarily due to overweight positions, relative to the benchmark, in the energy sector and lower-rated securities. Within energy, there was significant selling pressure due to the decline in commodity prices, particularly oil. At times during the period, investors drove down higher-rated bonds as much or more than their lower-rated counterparts. The Fund attempted to take advantage of this market discrepancy by selling certain bond holdings with lower-rated energy exposure and redeploying the proceeds from the sales into higher-rated bonds with energy-sector exposure – thus, increasing credit quality while maintaining the potential for capital appreciation.

We also selectively reduced the Fund’s investments in bonds rated CCC, in light of increased market volatility and the reduced liquidity off CCC bonds in today’s challenging market environment. We are not overly concerned with rising interest rates at this point and have been comfortable increasing the Fund’s allocation to higher-rated bonds with greater sensitivity to interest rate movements. At year-end, however, the Fund remained underweight in BB bonds, relative to the benchmark, on our belief that bonds rated B and CCC, which are rated lower than BB, may have the potential to outperform in 2015, given their recent underperformance.

As 2014 came to a close, the Fund’s overweight positions by sector, relative to the benchmark, included energy, industrial, consumer cyclical, transportation, capital goods, and basic industry. Conversely, the Fund held underweight positions in the communications, consumer non-cyclical, utility, finance, natural gas, banking, insurance, technology, and real estate investment trusts (REITs) sectors.

Subadviser outlook

In general, we believe fundamentals for U.S. high-yield bonds are likely to remain relatively stable in the coming year, although oil prices will be a major factor in 2015 since energy represents approximately 15% of the high-yield market. Excluding energy, we believe corporate fundamentals, including balance sheet leverage and earnings growth, have the potential to remain stable in the near term, which may keep default rates below normal. Developments in U.S. fiscal and monetary policies are likely to continue to have a bearing on performance as we move forward. Regarding monetary policy, our view is that it does not appear the Fed will be increasing target interest rates in the beginning of 2015, so the timing and speed of an eventual increase in rates will likely be an important consideration throughout the year.

6

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 12/31/14

Corporate Debt	90.6%
Bank Loans	3.8%

Total Long-Term Investments	94.4%
Short-Term Investments and Other Assets and Liabilities	5.6%

Net Assets	100.0%

7

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML High Yield Fund Class II, Service Class I, and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 5/3/10 - 12/31/14
Class II	1.05%	8.79%
Service Class I	0.71%	8.50%
Barclays U.S. Corporate High-Yield Bond Index	2.45%	8.11%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

8

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 3.45%, underperforming the 3.64% return of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, declined as year-over-year unadjusted Headline Consumer Price Index (“CPI”) came in at 1.3%, down from 1.5% at the start of the year. (CPI measures changes in the price of a market basket of consumer goods and services.) Core CPI, which does not include food and energy prices, remained largely unchanged at 1.7%. Both CPI measures remained below the Federal Reserve’s (the “Fed”) 2% inflation target. Energy costs decreased 5.3% from the beginning of the year.

Our cautious view and its tactical approach to trading in inflation markets was positive in 2014, and the Fund’s timely shifts in exposure to TIPS were beneficial to returns. Specifically, an underweight position, relative to the benchmark, in short-maturity TIPS contributed to performance, as did an overweight exposure to 5-, 10-, and 30-year maturity TIPS during the first half of the year. Tactically reducing the Fund’s TIPS exposure in the fourth quarter helped preserve gains in the Fund, as recent inflation data was lower than expected. The Fund’s modestly overweight exposure to 5-year and 30-year TIPS worked against Fund returns in the second half of the year.

The Fund also invested in high-quality income-producing securities, including asset-backed and money market securities, whose income contributed positively during the year. Asset-backed securities (ABS) were the main driver of performance. An allocation to high-quality commercial paper – i.e., short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations – also helped performance.

The Fund may use derivative instruments, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. During the year, the Fund’s use of derivatives contributed to performance.

9

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Given recent material weakness in the market, we are reasonably optimistic about TIPS as we enter 2015. As a result, the Fund is positioned with a modest overweight to inflation exposure. In our view, the U.S. economic recovery is likely to continue in 2015 and outshine the anemic growth that is expected in the struggling economies of Europe, Japan, and the emerging markets. The Fed concluded its asset purchase program in October, but the December Federal Open Market Committee statement suggests that the Fed will remain patient before normalizing policy. Changes in policy are expected to be driven primarily by changes in labor market conditions and developments in inflation.

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 12/31/14

U.S. Treasury Obligations	97.1%
Non-U.S. Government Agency Obligations	33.5%
Corporate Debt	7.8%
U.S. Government Agency Obligations and Instrumentalities	0.3%
Municipal Obligations	0.1%
Purchased Options	0.1%

Total Long-Term Investments	138.9%
Short-Term Investments and Other Assets and Liabilities	(38.9)%

Net Assets	100.0%

10

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected and Income Fund Initial Class and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Initial Class	3.45%	4.08%	3.66%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	3.64%	4.11%	4.37%

Hypothetical Investments in MML Inflation-Protected and Income Fund Service Class and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	3.16%	3.80%	3.31%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	3.64%	4.11%	3.82%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class II shares returned 1.46%, outperforming the 0.64% return of the Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund benefited from an overweight position, relative to the benchmark, in investment-grade corporate bonds during the year. Bonds rated BBB continued to exhibit stronger revenue growth and profitability compared to bonds with an A rating. Fund holdings in industries such as banking and real estate investment trusts (REITs) were the best performers during the year, while Fund holdings in the consumer products, oil equipment, and aerospace industries were main detractors. Overall, the Fund’s allocation to high-yield corporate bonds in the BB category also helped drive performance.

In “securitized” bonds, which bond issuers create by pooling various types of contractual debt (such as mortgages, auto loans, or credit card debt), the Fund’s allocation to commercial mortgage-backed securities (CMBS) was the primary contributor to performance. In CMBS, the Fund’s purchases were primarily in shorter-maturity securities. The Fund’s allocation to asset-backed securities (ABS) also helped drive returns for the year. There was a strong supply of and demand for new issues in ABS. In addition, 15-year U.S. agency mortgage-backed securities (MBS) also contributed to performance. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) During the year, the Fund reduced its agency MBS exposure and added agency collateralized mortgage obligation (CMO) securities. CMOs offered attractive pricing and the potential to add income to the Fund.

The Fund’s general positioning and cash holdings helped manage interest rate sensitivity and were beneficial to Fund performance during the year. An underweight stake in government agency bonds detracted from performance. The Fund uses derivative instruments for yield curve, duration, and credit risk management. Over the last year, performance from the Fund’s credit derivative hedges was a modest detractor from returns, while the Fund’s allocation to 10-year interest rate swaps contributed positively to the Fund’s results. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.)

Subadviser outlook

Recent challenges to the market have been numerous. Geopolitical tensions remained at the forefront, and Europe continued to post disappointing economic data. At the same time, the Federal Reserve (the “Fed”) continued to guide markets, suggesting that future decisions on monetary policy would be driven by economic data. Moving forward, many are expecting an eventual rate hike in 2015, but the Fed may be able to keep rates low, as the Consumer Price Index (CPI) has declined over the last few months and our view is that there is not yet wage pressure in the corporate sector. (CPI measures changes in the price of a market basket of consumer goods and services.)

Over the past few months, markets have been buffeted by a rash of mostly negative themes, such as the divergence between central bank monetary policies, slower growth in Europe and Asia, and geopolitical disagreements. As volatility has ticked up, we believe the low interest rate environment and lack of yield differential among many bonds suggests individual security selection may continue to trump other strategies in the bond market.

12

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/14

Corporate Debt	38.4%
U.S. Treasury Obligations	27.1%
Non-U.S. Government Agency Obligations	26.2%
U.S. Government Agency Obligations and Instrumentalities	5.6%
Municipal Obligations	0.5%
Purchased Options	0.3%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

13

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Short-Duration Bond Fund Class II, Service Class I, and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 5/3/10 - 12/31/14
Class II	1.46%	2.54%
Service Class I	1.11%	2.29%
Barclays U.S. 1-3 Year Government Bond Index	0.64%	0.96%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 12.16%, significantly exceeding the 4.89% return of the Russell 2000 Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed the benchmark primarily due to stronger relative stock selection in the industrials, energy, consumer discretionary, and materials sectors. Conversely, the Fund underperformed the benchmark primarily in the health care and consumer staples sectors due to weaker relative stock selection, and an underweight position in utilities, relative to the benchmark.

Fund holdings that contributed to performance included Cavium (information technology), Century Aluminum (materials), LaSalle Hotel Properties (financials), Fortinet (Information Technology), and EPL Oil & Gas (energy). Cavium is a provider of integrated semiconductor processors enabling processing for networks, communications, storage, wireless, security, and video applications. Rising expectations for accelerating revenue growth propelled this stock higher during the reporting period. We believe Cavium is at a positive inflection point in its revenue cycle, so we added to the Fund’s investment in this holding. Century Aluminum advanced due to several factors, including rising London Metal Exchange aluminum prices. LaSalle Hotel Properties is a real estate investment trust (REIT) focused primarily on upmarket full-service hotel properties. During 2014, the company announced sales and profits that topped expectations. Network security company Fortinet released strong third-quarter earnings, and raised its fourth-quarter guidance. EPL Oil & Gas, an independent oil and natural gas exploration and production company with operations concentrated in the Gulf of Mexico, spiked higher after Energy XXI announced its intention to acquire EPL.

Top Fund holdings that detracted from performance included information technology stocks Infloblox, Web.com Group, Finisar, and Unisys. The Fund’s position in Pier 1 Imports, Inc. (consumer discretionary) also hindered returns. We sold the Fund’s positions in all of these holdings by year-end. Infoblox is a leader in “automated network control” solutions and security whose stock price suffered a setback after management reported a deceleration in growth and a slowdown for the full year. Web.com Group is a provider of Internet services and online marketing solutions, primarily to small businesses. The company missed expectations during the year, sending its stock price lower. Finisar’s products enable high-speed data communications over both local and storage area networks. A disappointing quarterly result – with earnings that missed estimates – combined with a less-optimistic outlook from management drove down the company’s shares. Unisys is an IT consulting business that missed second-quarter earnings estimates. Finally, Pier 1 Imports, a specialty retailer of decorative home furnishings and accessories, declined as a result of earnings that fell short of consensus estimates – leading to falling forecasts. Revenues largely met expectations, with comparable store sales finishing better than anticipated; however, profitability was under pressure due to increased promotional activity that narrowed gross margins.

Subadviser outlook

We aim to construct an “all-weather” portfolio for the Fund by targeting companies we believe may have sustainable competitive advantages, skilled management with a proven track record of executing effectively, and financial resources with the potential to generate improving profitability, gain market share, and/or return significant cash to shareholders. In our view, during times of volatile or slow economic growth, such companies can widen their lead over weaker competitors. We seek to invest in companies for the Fund that are characterized by these qualities at compelling valuations and believe this disciplined approach is essential in seeking superior long-term performance for the Fund’s shareholders. Regardless of market conditions in 2015, we will continue to seek companies that meet our criteria for the Fund.

15

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/14

LaSalle Hotel Properties	2.2%
Korn/Ferry International	2.1%
Prestige Brands Holdings, Inc.	2.0%
KAR Auction Services, Inc.	2.0%
STAG Industrial, Inc.	2.0%
Dana Holding Corp.	2.0%
Western Refining, Inc.	2.0%
WellCare Health Plans, Inc.	1.9%
Chatham Lodging Trust	1.7%
Mattress Firm Holding Corp.	1.7%

19.6%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	28.2%
Financial	22.8%
Technology	15.2%
Mutual Funds	11.3%
Consumer, Cyclical	10.2%
Industrial	9.7%
Basic Materials	7.1%
Energy	5.0%
Communications	1.2%
Utilities	0.4%

Total Long-Term Investments	111.1%
Short-Term Investments and Other Assets and Liabilities	(11.1)%

Net Assets	100.0%

16

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund Initial Class and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Initial Class	12.16%	17.71%	7.58%
Russell 2000 Index	4.89%	15.55%	7.77%

Hypothetical Investments in MML Small Cap Equity Fund Service Class and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	11.88%	17.42%	11.08%
Russell 2000 Index	4.89%	15.55%	9.14%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times, up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class II Shares returned -5.41%, lagging the -2.19% return of the MSCI Emerging Markets (EM) Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund underperformed the benchmark primarily due to weak relative stock selection in the consumer staples, energy, and information technology sectors. The Fund’s relative performance excelled in the materials, industrials, and consumer discretionary sectors, where strong stock selection was a benefit. An underweight position, relative to the benchmark, in the materials sector also helped returns.

On a country basis, an overweight position in Russia, stock selection and an underweight position in China, in tandem with overweight positions in the United Kingdom and Italy detracted from performance. An overweight position and stock selection in India, an underweight position in South Korea, and stock selection in Brazil produced positive relative performance.

The Fund holdings that were top detractors from performance for the year included Yandex (information technology – Russia), Novatek (energy – Russia), Magnit (consumer staples – Russia), Petroleo Brasileiro (energy – Brazil), and Tullow Oil (energy – United Kingdom). In a difficult period for energy and Russian stocks, these holdings experienced declines, as the energy sector fell amid declining oil prices.

Top-performing Fund holdings in 2014 included Baidu, Inc. (information technology – China); Housing Development Finance Corporation Ltd. (financials – India); ICICI Bank Ltd. (financials – India); Zee Entertainment Enterprises (consumer discretionary – India); and Taiwan Semiconductor Manufacturing Co., Ltd. (information technology – Taiwan). Baidu, the leading Internet search provider in China, continued to narrow the monetization gap between mobile devices and personal computers, and transitioned from being primarily a search-driven advertising platform to an integrated mobile Internet ecosystem. Housing Development Finance is the leading provider of housing loans in India. During the year, the stock benefited from increasingly positive investor sentiment towards India. ICICI Bank and Zee Entertainment Enterprises were also beneficiaries of the positive performance of Indian stocks. ICICI Bank is the largest private sector bank in India whose checking and savings deposits have been growing. Zee Entertainment Enterprises is an integrated media and entertainment company engaged primarily in broadcasting and content development, production and its delivery via satellite. The company reported an increase in operating revenues in October. Taiwan Semiconductor Manufacturing is engaged in the research, development, manufacture, and distribution of integrated circuit-related products. The company had strong sales in 2014, as its chips are used in Apple’s iPhone 6 and iPhone 6 Plus.

At year-end, the Fund had its most significant overweight positions in the consumer staples, consumer discretionary, and health care sectors – and was underweight in all other sectors relative to the benchmark. On a country basis, the Fund had its largest overweight positions in India, the United Kingdom, Hong Kong, Russia, and France, with its most significant underweight stakes in South Korea, Taiwan, China, and South Africa.

18

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

As active managers, we seek high-quality, attractively valued companies for the Fund, regardless of the prevailing macro-economic environment. We focus on companies that we believe have unique and durable competitive advantages and long-tailed growth opportunities. The Fund invests in these companies for the long term, resulting in relatively low turnover. Regardless of market conditions in 2015, we will continue to seek companies that meet our criteria for the Fund.

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/14

Baidu, Inc. Sponsored ADR (Cayman Islands)	4.8%
Housing Development Finance Corp.	3.1%
Infosys Technologies Ltd.	2.6%
ICICI Bank Ltd. Sponsored ADR (India)	2.2%
Magnit OJSC	2.1%
Tencent Holdings Ltd.	2.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.0%
America Movil SAB de CV Sponsored ADR (Mexico)	2.0%
NovaTek OAO	1.9%
Prada SpA	1.7%

24.5%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 12/31/14

Financial	21.7%
Consumer, Non-cyclical	20.2%
Communications	19.1%
Consumer, Cyclical	12.3%
Technology	5.6%
Mutal Funds	5.0%
Energy	4.8%
Industrial	4.6%
Diversified	3.4%
Basic Materials	2.4%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

19

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Strategic Emerging Markets Fund Class II and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 5/1/09 - 12/31/14
Class II	-5.41%	-1.32%	6.66%
MSCI EM Index	-2.19%	1.78%	9.30%

Hypothetical Investments in MML Strategic Emerging Markets Fund Service Class I and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/27/08 - 12/31/14
Service Class I	-5.63%	-1.58%	1.43%
MSCI EM Index	-2.19%	1.78%	2.74%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EM Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

20

MML High Yield Fund – Portfolio of Investments

December 31, 2014

	Principal Amount	Value
BONDS & NOTES — 94.4%

BANK LOANS — 3.8%
Electronics — 0.9%
RP Crown Parent LLC, 2nd Lien Term Loan 11.250% 12/20/19	$1,500,000	$1,261,245

Oil & Gas — 2.0%
Caelus Energy Alaska O3 LLC, 2nd Lien Term Loan 8.750% 4/02/21	3,139,220	2,746,817

Pharmaceuticals — 0.9%
Synarc-Biocore Holdings LLC, 2nd Lien Term Loan 9.250% 3/04/22	1,468,985	1,283,526

TOTAL BANK LOANS (Cost $6,086,299)		5,291,588

CORPORATE DEBT — 90.6%
Aerospace & Defense — 1.2%
Moog, Inc. (a) 5.250% 12/01/22	556,000	562,950
TransDigm, Inc. 6.500% 7/15/24	1,210,000	1,216,050

		1,779,000

Agriculture — 1.6%
Pinnacle Operating Corp. (a) 9.000% 11/15/20	2,204,000	2,270,120

Airlines — 1.0%
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co. (a) 6.875% 2/15/19	1,453,000	1,409,410

Apparel — 1.6%
Perry Ellis International, Inc. 7.875% 4/01/19	2,189,000	2,243,725

Auto Manufacturers — 2.1%
Allied Specialty Vehicles, Inc. (a) 8.500% 11/01/19	2,808,000	2,941,380

Automotive & Parts — 3.3%
Accuride Corp. 9.500% 8/01/18	1,545,000	1,591,350
Cooper Tire & Rubber Co. 8.000% 12/15/19	285,000	318,487
Dana Holding Corp. 5.500% 12/15/24	574,000	579,740
International Automotive Components Group SA (a) 9.125% 6/01/18	2,100,000	2,189,250

		4,678,827

	Principal Amount	Value
Banks — 1.1%
Ally Financial, Inc. 8.000% 11/01/31	$1,230,000	$1,568,250

Building Materials — 1.8%
Headwaters, Inc. 7.250% 1/15/19	1,500,000	1,560,000
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (a) 10.000% 6/01/20	974,000	966,111

		2,526,111

Chemicals — 2.1%
Cornerstone Chemical Co. (a) 9.375% 3/15/18	1,060,000	1,081,200
Omnova Solutions, Inc. 7.875% 11/01/18	972,000	981,720
TPC Group, Inc. (a) 8.750% 12/15/20	911,000	885,947

		2,948,867

Coal — 1.9%
Murray Energy Corp. (a) 9.500% 12/05/20	253,000	253,000
Murray Energy Corp. (a) 8.625% 6/15/21	1,394,000	1,331,270
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (a) 7.375% 2/01/20	810,000	841,388
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (a) 7.375% 2/01/20	215,000	223,331

		2,648,989

Commercial Services — 5.4%
The ADT Corp. 5.250% 3/15/20	831,000	841,387
Multi-Color Corp. (a) 6.125% 12/01/22	1,200,000	1,200,000
Mustang Merger Corp. (a) 8.500% 8/15/21	4,355,000	4,137,250
StoneMor Partners LP/Cornerstone Family Services of WV 7.875% 6/01/21	1,385,000	1,412,700

		7,591,337

Computers — 0.3%
IHS, Inc. (a) 5.000% 11/01/22	446,000	441,540

Distribution & Wholesale — 0.3%
Global Partners LP/GLP Finance Corp. (a) 6.250% 7/15/22	518,000	502,460

The accompanying notes are an integral part of the financial statements.

21

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial — 1.6%
E*TRADE Financial Corp. 5.375% 11/15/22	$694,000	$709,615
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/01/22	1,500,000	1,506,563

		2,216,178

Electric — 0.5%
Dynegy Finance I, Inc./Dynegy Finance II, Inc. (a) 7.625% 11/01/24	650,000	663,000

Electronics — 0.4%
Rexel SA (a) 5.250% 6/15/20	567,000	571,253

Engineering & Construction — 1.0%
Weekley Homes LLC/Weekley Finance Corp. 6.000% 2/01/23	775,000	736,250
Zachry Holdings, Inc. (a) 7.500% 2/01/20	686,000	689,430

		1,425,680

Foods — 1.4%
Hearthside Group Holdings LLC/Hearthside Finance Co. (a) 6.500% 5/01/22	300,000	292,500
JBS Investments GmbH (a) 7.750% 10/28/20	1,600,000	1,656,800

		1,949,300

Forest Products & Paper — 2.7%
Appvion, Inc. (a) 9.000% 6/01/20	1,975,000	1,352,875
Xerium Technologies, Inc. 8.875% 6/15/18	2,308,000	2,424,842

		3,777,717

Gas — 0.5%
LBC Tank Terminals Holding Netherlands BV (a) 6.875% 5/15/23	646,000	649,230

Health Care – Products — 1.3%
Alere, Inc. 6.500% 6/15/20	1,485,000	1,492,425
Halyard Health, Inc. (a) 6.250% 10/15/22	320,000	324,800

		1,817,225

Health Care – Services — 2.7%
Fresenius Medical Care US Finance II, Inc. (a) 4.750% 10/15/24	638,000	644,380
HCA, Inc. 5.250% 4/15/25	669,000	699,105

	Principal Amount	Value
Kindred Escrow Corp. II (a) 8.750% 1/15/23	$1,197,000	$1,288,271
Tenet Healthcare Corp. 8.125% 4/01/22	1,040,000	1,162,200

		3,793,956

Holding Company – Diversified — 0.7%
Carlson Travel Holdings, Inc. (a) 7.500% 8/15/19	1,025,000	1,032,688

Home Builders — 1.9%
Brookfield Residential Properties, Inc. (a) 6.500% 12/15/20	1,255,000	1,311,475
William Lyon Homes, Inc. 8.500% 11/15/20	1,351,000	1,455,703

		2,767,178

Insurance — 0.6%
Onex York Acquisition Corp. (a) 8.500% 10/01/22	922,000	922,000

Leisure Time — 3.3%
Brunswick Corp. (a) 4.625% 5/15/21	495,000	485,100
Brunswick Corp. 7.375% 9/01/23	285,000	309,225
Brunswick Corp. 7.125% 8/01/27	2,245,000	2,402,150
Carlson Wagonlit BV (a) 6.875% 6/15/19	1,409,000	1,472,405

		4,668,880

Lodging — 1.1%
MGM Resorts International 6.000% 3/15/23	1,500,000	1,507,500

Machinery – Diversified — 1.3%
Welltec A/S (a) 8.000% 2/01/19	1,412,000	1,313,160
Zebra Technologies Corp. (a) 7.250% 10/15/22	494,000	518,700

		1,831,860

Manufacturing — 3.5%
CTP Transportation Products LLC/CTP Finance, Inc. (a) 8.250% 12/15/19	675,000	712,125
EnPro Industries, Inc. (a) 5.875% 9/15/22	1,080,000	1,090,800
JB Poindexter & Co., Inc. (a) 9.000% 4/01/22	2,990,000	3,229,200

		5,032,125

Media — 8.5%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750% 1/15/24	838,000	846,380

The accompanying notes are an integral part of the financial statements.

22

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CCOH Safari LLC 5.500% 12/01/22	$1,082,000	$1,098,230
CCOH Safari LLC 5.750% 12/01/24	1,583,000	1,600,809
Cogeco Cable, Inc. (a) 4.875% 5/01/20	710,000	710,000
DISH DBS Corp. (a) 5.875% 11/15/24	696,000	699,480
Entercom Radio LLC 10.500% 12/01/19	1,000,000	1,085,000
Harron Communications LP/Harron Finance Corp. (a) 9.125% 4/01/20	1,226,000	1,336,340
LIN Television Corp. (a) 5.875% 11/15/22	564,000	558,360
Numericable-SFR (a) 6.000% 5/15/22	475,000	477,612
Numericable-SFR (a) 6.250% 5/15/24	260,000	261,950
RCN Telecom Services LLC/RCN Capital Corp. (a) 8.500% 8/15/20	2,031,000	2,091,930
Sirius XM Radio, Inc. (a) 6.000% 7/15/24	465,000	476,625
Townsquare Radio LLC/Townsquare Radio, Inc. (a) 9.000% 4/01/19	710,000	756,150

		11,998,866

Mining — 1.5%
Alcoa, Inc. 5.125% 10/01/24	630,000	667,655
First Quantum Minerals Ltd. (a) 7.250% 5/15/22	1,071,000	963,900
Hecla Mining Co. 6.875% 5/01/21	638,000	561,440

		2,192,995

Oil & Gas — 9.2%
American Energy – Woodford LLC/AEW Finance Corp. (a) 9.000% 9/15/22	653,000	417,920
Baytex Energy Corp. (a) 5.625% 6/01/24	1,150,000	977,500
California Resources Corp. (a) 6.000% 11/15/24	970,000	819,650
Calumet Specialty Products Partners LP/Calumet Finance Corp. (a) 6.500% 4/15/21	1,322,000	1,176,580
CVR Refining LLC/Coffeyville Finance, Inc. 6.500% 11/01/22	1,737,000	1,650,150

	Principal Amount	Value
Hilcorp Energy I LP/Hilcorp Finance Co. (a) 5.000% 12/01/24	$750,000	$660,000
Jupiter Resources, Inc. (a) 8.500% 10/01/22	1,500,000	1,128,750
Magnum Hunter Resources Corp. 9.750% 5/15/20	2,135,000	1,686,650
Millennium Offshore Services Superholdings LLC (a) 9.500% 2/15/18	1,281,000	1,274,595
Precision Drilling Corp. (a) 5.250% 11/15/24	1,050,000	861,000
Sabine Oil & Gas LLC / Sabine Oil & Gas Finance Corp. 9.750% 2/15/17	1,720,000	894,400
Seventy Seven Energy, Inc. 6.500% 7/15/22	675,000	394,875
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500% 8/15/22	400,000	380,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 7.500% 7/01/21	640,000	672,000

		12,994,070

Packaging & Containers — 2.0%
Ardagh Finance Holdings SA (a) 8.625% 6/15/19	521,921	514,092
Sealed Air Corp. (a) 4.875% 12/01/22	371,000	368,218
Sealed Air Corp. (a) 5.125% 12/01/24	371,000	374,710
Sealed Air Corp. (a) 6.875% 7/15/33	1,580,000	1,615,550

		2,872,570

Pharmaceuticals — 2.5%
BioScrip, Inc. (a) 8.875% 2/15/21	2,049,000	1,844,100
Capsugel SA (a) 7.000% 5/15/19	410,000	414,100
Endo Finance LLC/Endo Finco, Inc. (a) 5.375% 1/15/23	1,285,000	1,259,300

		3,517,500

Pipelines — 0.2%
Tesoro Logistics LP/Tesoro Logistics Finance Corp. (a) 6.250% 10/15/22	358,000	357,105

Real Estate — 0.2%
Forestar USA Real Estate Group, Inc. (a) 8.500% 6/01/22	276,000	269,100

The accompanying notes are an integral part of the financial statements.

23

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Retail — 1.2%
Landry’s, Inc. (a) 9.375% 5/01/20	$930,000	$985,800
The Pantry, Inc. 8.375% 8/01/20	640,000	700,800

		1,686,600

Savings & Loans — 0.7%
Consolidated Energy Finance SA (a) 6.750% 10/15/19	1,078,000	1,053,745

Semiconductors — 1.2%
Micron Technology, Inc. (a) 5.500% 2/01/25	1,650,000	1,666,500

Software — 1.9%
Audatex North America, Inc. (a) 6.000% 6/15/21	1,135,000	1,169,050
Audatex North America, Inc. (a) 6.125% 11/01/23	1,004,000	1,036,630
MSCI, Inc. (a) 5.250% 11/15/24	410,000	424,350

		2,630,030

Storage & Warehousing — 1.2%
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp. (a) 6.500% 4/01/19	2,205,000	1,659,263

Telecommunications — 5.6%
Altice Financing SA (a) 6.500% 1/15/22	875,000	855,312
Altice Finco SA (a) 8.125% 1/15/24	815,000	794,625
Altice SA (a) 7.750% 5/15/22	1,210,000	1,212,269
DigitalGlobe, Inc. (a) 5.250% 2/01/21	600,000	570,000
Frontier Communications Corp. 7.625% 4/15/24	1,100,000	1,133,000
Sprint Corp. 7.250% 9/15/21	745,000	738,481
Sprint Corp. 7.875% 9/15/23	1,460,000	1,441,312
West Corp. (a) 5.375% 7/15/22	1,270,000	1,216,025

		7,961,024

Transportation — 6.5%
Era Group, Inc. 7.750% 12/15/22	2,000,000	2,060,000
The Kenan Advantage Group, Inc. (a) 8.375% 12/15/18	3,190,000	3,285,700
Quality Distribution LLC/QD Capital Corp. 9.875% 11/01/18	724,000	754,770

	Principal Amount	Value
Topaz Marine SA (a) 8.625% 11/01/18	$1,709,000	$1,570,229
Watco Cos. LLC/Watco Finance Corp. (a) 6.375% 4/01/23	1,531,000	1,515,690

		9,186,389

TOTAL CORPORATE DEBT (Cost $131,901,478)		128,221,543

TOTAL BONDS & NOTES (Cost $137,987,777)		133,513,131

TOTAL LONG-TERM INVESTMENTS (Cost $137,987,777)		133,513,131

SHORT-TERM INVESTMENTS — 4.1%
Time Deposits — 4.1%
Euro Time Deposit 0.010% 1/02/15	5,826,120	5,826,120

TOTAL SHORT-TERM INVESTMENTS (Cost $5,826,120)		5,826,120

TOTAL INVESTMENTS — 98.5% (Cost $143,813,897) (b)		139,339,251

Other Assets/(Liabilities) — 1.5%		2,192,381

NET ASSETS — 100.0%		$141,531,632

Notes to Portfolio of Investments

Percentages	are stated as a percent of net assets.
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $83,136,604 or 58.74% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	77.5%
Luxembourg	6.1%
Canada	5.4%
Netherlands	1.5%
Austria	1.2%
Denmark	0.9%
France	0.9%
Marshall Islands	0.9%

Total Long-Term Investments	94.4%
Short-Term Investments and Other Assets and Liabilities	5.6%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

24

MML Inflation-Protected and Income Fund – Portfolio of Investments

December 31, 2014

	Principal Amount	Value
BONDS & NOTES — 138.8%

CORPORATE DEBT — 7.8%
Auto Manufacturers — 0.3%
Nissan Motor Acceptance Corp. FRN (a) 0.785% 3/03/17	$1,400,000	$1,404,453

Banks — 0.8%
Deutsche Bank AG FRN 0.843% 2/13/17	2,250,000	2,253,224
First Horizon National Corp. 5.375% 12/15/15	390,000	403,767
The Huntington National Bank FRN 0.658% 4/24/17	935,000	934,030

		3,591,021

Computers — 0.2%
Hewlett-Packard Co. 2.650% 6/01/16	800,000	815,170

Diversified Financial — 0.9%
Ford Motor Credit Co. LLC 12.000% 5/15/15	800,000	831,478
The Goldman Sachs Group, Inc. FRN 0.860% 6/04/17	1,875,000	1,871,136
The Goldman Sachs Group, Inc. FRN 1.043% 12/15/17	1,750,000	1,747,415

		4,450,029

Electric — 1.1%
NextEra Energy Capital Holdings, Inc. 1.200% 6/01/15	5,000,000	5,009,410

Foods — 1.1%
The Kroger Co. 4.950% 1/15/15	5,000,000	5,005,875

Media — 1.3%
Time Warner Cable Inc, Series A 3.500% 2/01/15	975,000	976,857
Viacom, Inc. 1.250% 2/27/15	5,000,000	5,004,435

		5,981,292

Office Equipment/Supplies — 1.1%
Xerox Corp. 4.250% 2/15/15	5,142,000	5,162,316

Oil & Gas — 0.4%
Petrobras Global Finance BV FRN 2.603% 3/17/17	1,230,000	1,135,413
Transocean, Inc. 4.950% 11/15/15	670,000	671,678

		1,807,091

Real Estate Investment Trusts (REITS) — 0.2%
DDR Corp. 9.625% 3/15/16	950,000	1,042,869

	Principal Amount	Value
Telecommunications — 0.1%
GTP Acquisition Partners I LLC (a) 4.347% 6/15/41	$520,000	$529,628

Transportation — 0.3%
Ryder System, Inc. 3.150% 3/02/15	1,500,000	1,505,699

TOTAL CORPORATE DEBT (Cost $31,813,331)		36,304,853

MUNICIPAL OBLIGATIONS — 0.1%
Louisiana State Public Facilities Authority FRN 1.133% 4/26/27	364,053	360,500

TOTAL MUNICIPAL OBLIGATIONS (Cost $364,053)		360,500

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 33.5%
Auto Floor Plan ABS — 0.1%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A FRN (a) 1.666% 10/20/20	330,000	330,000

Automobile ABS — 10.9%
American Credit Acceptance Receivables Trust, Series 2014-2, Class A (a) 0.990% 10/10/17	251,890	251,719
American Credit Acceptance Receivables Trust, Series 2014-3, Class A (a) 0.990% 8/10/18	698,498	697,773
American Credit Acceptance Receivables Trust, Series 2014-1, Class A (a) 1.140% 3/12/18	488,101	488,359
American Credit Acceptance Receivables Trust, Series 2013-2, Class A (a) 1.320% 2/15/17	253,894	254,144
American Credit Acceptance Receivables Trust, Series 2014-4, Class A (a) 1.330% 7/10/18	1,700,000	1,697,909
American Credit Acceptance Receivables Trust, Series 2013-1, Class A (a) 1.450% 4/16/18	342,895	343,713

The accompanying notes are an integral part of the financial statements.

25

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
American Credit Acceptance Receivables Trust, Series 2012-3, Class A (a) 1.640% 11/15/16	$58,072	$58,130
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A2B FRN 0.477% 4/09/18	1,200,000	1,199,584
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A2B FRN 0.557% 4/09/18	1,400,000	1,400,003
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class A2 0.570% 7/10/17	331,490	331,383
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2 0.740% 11/08/16	162,867	162,905
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class C 3.340% 4/08/16	133,627	133,906
ARI Fleet Lease Trust, Series 2013-A, Class A2 (a) 0.700% 12/15/15	127,751	127,792
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (a) 0.711% 3/15/20	132,439	132,507
Bank of The West Auto Trust, Series 2014-1, Class A4 (a) 1.650% 3/16/20	600,000	599,874
California Republic Auto Receivables Trust, Series 2014-3, Class A2 0.630% 6/15/17	1,000,000	999,722
California Republic Auto Receivables Trust, Series 2013-2, Class A2 1.230% 3/15/19	552,461	553,442
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (a) 1.410% 9/17/18	1,645,698	1,650,834
Capital Auto Receivables Asset Trust, Series 2014-3, Class A1 FRN 0.486% 2/21/17	965,000	963,258
Capital Auto Receivables Asset Trust, Series 2014-1, Class A1B FRN 0.516% 5/20/16	1,435,000	1,435,214
CarNow Auto Receivables Trust, Series 2014-1A, Class A (a) 0.960% 1/17/17	1,359,892	1,359,365
CarNow Auto Receivables Trust, Series 2013-1A, Class A (a) 1.160% 10/16/17	43,211	43,211
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	455,802	453,726
CFC LLC, Series 2014-1A, Class A (a) 1.460% 12/17/18	376,107	376,014

	Principal Amount	Value
CFC LLC, Series 2013-1A, Class A (a) 1.650% 7/17/17	$65,120	$65,209
CFC LLC, Series 2013-2A, Class A (a) 1.750% 11/15/17	368,824	369,770
Chesapeake Funding LLC, Series 2012-2A, Class A FRN (a) 0.607% 5/07/24	500,255	500,071
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.907% 11/07/23	307,928	308,168
CPS Auto Trust, Series 2014-B, Class A (a) 1.110% 11/15/18	823,710	821,292
CPS Auto Trust, Series 2014-A, Class A (a) 1.210% 8/15/18	343,704	343,059
CPS Auto Trust, Series 2014-C, Class A (a) 1.310% 2/15/19	818,909	816,590
CPS Auto Trust, Series 2012-D, Class A (a) 1.480% 3/16/20	315,786	316,515
CPS Auto Trust, Series 2014-D, Class A (a) 1.490% 4/15/19	1,200,000	1,197,024
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	752,410	753,857
CPS Auto Trust, Series 2013-C, Class A (a) 1.640% 4/16/18	532,128	533,783
CPS Auto Trust, Series 2012-C, Class A (a) 1.820% 12/16/19	354,517	357,102
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	725,295	727,375
CPS Auto Trust, Series 2012-A, Class A (a) 2.780% 6/17/19	236,996	240,122
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	306,908	311,299
Credit Acceptance Auto Loan Trust, Series 2013-1A, Class A (a) 1.210% 10/15/20	1,185,000	1,186,263
Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A (a) 1.500% 4/15/21	250,000	250,662
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A (a) 1.520% 3/16/20	1,514,862	1,518,426

The accompanying notes are an integral part of the financial statements.

26

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (a) 1.880% 3/15/22	$840,000	$841,088
DT Auto Owner Trust, Series 2014-1A, Class A (a) 0.660% 7/17/17	334,861	334,858
DT Auto Owner Trust, Series 2013-2A, Class A (a) 0.810% 9/15/16	148,552	148,567
DT Auto Owner Trust, Series 2014-3A, Class A (a) 0.980% 4/16/18	550,000	549,667
Enterprise Fleet Financing LLC, Series 2012-2, Class A2 (a) 0.720% 4/20/18	170,639	170,691
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 (a) 0.870% 9/20/19	777,034	776,541
Exeter Automobile Receivables Trust, Series 2014-2A, Class A (a) 1.060% 8/15/18	500,192	499,147
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (a) 1.290% 10/16/17	122,009	122,158
Exeter Automobile Receivables Trust, Series 2014-1A, Class A (a) 1.290% 5/15/18	471,900	472,176
Exeter Automobile Receivables Trust, Series 2012-2A, Class A (a) 1.300% 6/15/17	192,394	192,493
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (a) 1.320% 1/15/19	468,396	467,844
Exeter Automobile Receivables Trust, Series 2013-2A, Class A (a) 1.490% 11/15/17	363,670	364,227
First Investors Auto Owner Trust, Series 2013-3A, Class A2 (a) 0.890% 9/15/17	640,426	640,812
First Investors Auto Owner Trust, Series 2013-1A, Class A2 (a) 0.900% 10/15/18	672,997	673,636
First Investors Auto Owner Trust, Series 2014-3A, Class A2 (a) 1.060% 11/15/18	1,860,000	1,856,574
First Investors Auto Owner Trust, Series 2013-2A, Class A2 (a) 1.230% 3/15/19	464,822	465,907
Flagship Credit Auto Trust, Series 2014-1, Class A (a) 1.210% 4/15/19	596,546	595,170
Flagship Credit Auto Trust, Series 2014-2, Class A (a) 1.430% 12/16/19	568,990	567,238

	Principal Amount	Value
Navistar Financial Dealer Note Master Trust, Series 2014-1, Class A (a) 0.920% 10/25/19	$2,700,000	$2,700,000
Oscar US Funding Trust, Series 2014-1A, Class A2 (a) 1.000% 8/15/17	950,000	950,445
Prestige Auto Receivables Trust, Series 2014-1A, Class A2 (a) 0.970% 3/15/18	342,408	342,123
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	100,000	100,134
Santander Drive Auto Receivables Trust, Series 2014-4, Class A2B FRN 0.481% 1/16/18	800,000	800,002
Santander Drive Auto Receivables Trust, Series 2014-1, Class A2B FRN 0.531% 6/15/17	279,639	279,640
Santander Drive Auto Receivables Trust, Series 2013-5, Class A2B FRN 0.541% 4/17/17	275,284	275,328
Santander Drive Auto Receivables Trust, Series 2014-5, Class A2B FRN 0.561% 4/16/18	1,600,000	1,600,000
Santander Drive Auto Receivables Trust, Series 2013-A, Class A3 (a) 1.020% 1/16/18	1,678,883	1,681,477
Santander Drive Auto Receivables Trust, Series 2013-2, Class B 1.330% 3/15/18	685,000	686,487
Santander Drive Auto Receivables Trust, Series 2012-4, Class B 1.830% 3/15/17	388,306	388,989
Santander Drive Auto Receivables Trust, Series 2012-4, Class C 2.940% 12/15/17	470,000	477,103
Santander Drive Auto Receivables Trust, Series 2012-3, Class C 3.010% 4/16/18	960,000	973,688
Tidewater Auto Receivables Trust, Series 2014-AA, Class A2 (a) 0.960% 7/15/17	839,352	839,092
Tidewater Auto Receivables Trust, Series 2012-AA, Class A3 (a) 1.990% 4/15/19	299,001	299,636
United Auto Credit Securitization Trust, Series 2014-1, Class A2 (a) 0.740% 6/15/16	670,000	669,916
Westlake Automobile Receivables Trust, Series 2014-1A, Class A2 (a) 0.700% 5/15/17	570,000	569,814
Westlake Automobile Receivables Trust, Series 2014-2A, Class A2 (a) 0.970% 10/16/17	400,000	399,749

The accompanying notes are an integral part of the financial statements.

27

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Westlake Automobile Receivables Trust, Series 2013-1A, Class A2 (a) 1.120% 1/15/18	$438,362	$438,936
Wheels SPV LLC, Series 2012-1, Class A2 (a) 1.190% 3/20/21	48,415	48,448

		50,590,875

Commercial MBS — 1.4%
Banc of America Commercial Mortgage, Inc., 2007-3 A4 VRN 5.547% 6/10/49	800,000	858,180
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4 VRN 5.152% 9/10/47	1,247,434	1,273,075
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A4 VRN 5.575% 4/12/38	528,451	547,926
Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A FRN (a) 0.961% 3/15/29	665,000	661,420
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	508,941	511,565
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class AM 4.780% 7/15/42	550,000	556,539
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	1,743,228	1,568,905
VFC LLC, Series 2014-2, Class A (Acquired 7/9/14, Cost $400,000) (a) (b) 2.750% 7/20/30	264,631	264,636
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	363,051	362,939

		6,605,185

Home Equity ABS — 0.9%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.440% 8/25/35	178,434	177,228
ACE Securities Corp., Series 2005-HE5, Class M2 FRN 0.660% 8/25/35	518,314	515,859
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.845% 2/25/35	105,543	104,649

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.630% 9/25/34	$83,564	$82,994
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.660% 12/25/35	315,155	313,991
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.460% 7/25/36	222,469	221,784
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.590% 5/25/36	467,251	456,661
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.600% 5/25/35	299,527	298,320
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.830% 10/25/35	72,337	72,110
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.950% 12/25/32	164,769	164,772
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.995% 6/25/35	600,104	578,604
Mastr Asset Backed Securities Trust, Series 2005-WMC1, Class M2 FRN 0.845% 3/25/35	207,591	205,688
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.905% 6/28/35	658,949	649,651
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1 FRN 0.620% 8/25/35	230,839	228,875
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.550% 8/25/35	250,116	247,221

		4,318,407

Other ABS — 10.6%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1 FRN (a) 0.361% 3/15/41	1,769,488	1,739,014
321 Henderson Receivables I LLC, Series 2006-2A, Class A1 FRN (a) 0.361% 6/15/41	1,853,953	1,806,303
321 Henderson Receivables LLC, Series 2006-3A, Class A1 FRN (a) 0.361% 9/15/41	468,862	459,947
321 Henderson Receivables LLC, Series 2006-4A, Class A1 FRN (a) 0.361% 12/15/41	880,331	866,732

The accompanying notes are an integral part of the financial statements.

28

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	$456,854	$455,997
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.911% 12/15/42	1,619,086	1,627,417
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	940,534	940,035
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (a) 1.580% 10/10/18	435,000	434,025
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	255,816	255,381
CCG Receivables Truste, Series 2013-1, Class A2 (a) 1.050% 8/14/20	330,547	330,919
CIT Equipment Collateral, Series 2014-VT1, Class A2 (a) 0.860% 5/22/17	600,000	599,962
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.342% 8/18/21	2,825,800	2,817,909
Diamond Resorts Owner Trust, Series 2013-1, Class A (a) 1.950% 1/20/25	1,007,301	1,005,380
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	762,391	766,118
Direct Capital Funding IV LLC, Series 2013-1, Class A (a) 1.673% 12/20/17	138,867	139,034
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (a) 1.950% 11/25/39	783,333	777,082
Drug Royalty Corp., Inc., Series 2014-1, Class A1 FRN (a) 3.082% 7/15/23	779,563	784,082
Dryden XI-Leveraged Loan CDO, Series 2006-11A, Class A1 FRN (a) 0.480% 4/12/20	558,126	553,263
FNA Trust, Series 2014-1A, Class A (a) 1.296% 12/10/22	1,600,000	1,599,000
Galaxy VIII CLO Ltd., Series 2007-8A, Class A FRN (a) 0.474% 4/25/19	538,397	536,965
GE Dealer Floorplan Master Note Trust, Series 2014-1, Class A FRN 0.546% 7/20/19	750,000	750,001
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	417,720	415,599

	Principal Amount	Value
Global Container Assets Ltd., Series 2013-1A, Class A2 (a) 3.300% 11/05/28	$950,000	$930,736
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	142,121	142,921
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.407% 6/02/17	475,000	482,309
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	417,145	412,048
Icon Brand Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	319,624	318,423
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A FRN (a) 0.462% 5/01/22	716,716	712,679
LEAF II Receivables Funding LLC, Series 2013-1, Class A2 (a) 0.880% 11/15/15	758,856	759,008
Macquarie Equipment Funding Trust, Series 2014-A, Class A2 (a) 0.800% 11/21/16	500,000	496,098
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (a) 4.809% 7/20/31	846,578	852,505
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.115% 4/25/35	902,070	890,944
Nations Equipment Finance Funding I LLC, Series 2013-1A, Class A (a) 1.697% 11/20/16	143,934	144,092
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (a) 1.558% 7/20/18	415,319	414,827
Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1 (a) 0.997% 2/15/45	500,000	499,820
Navitas Equipment Receivables LLC, Series 2013-1, Class A (a) 1.950% 11/15/16	664,350	664,383
New York City Tax Lien, Series 2014-A, Class A (a) 1.030% 11/10/27	304,933	304,565
New York City Tax Lien, Series 2013-A, Class A (a) 1.190% 11/10/26	93,766	93,703
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	242,504	242,269

The accompanying notes are an integral part of the financial statements.

29

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Octagon Loan Funding Ltd., Series 2014-1A, Class X FRN (a) 1.196% 11/18/26	$1,335,000	$1,334,311
OneMain Financial Issuance Trust, Series 2014-1A, Class A (a) 2.430% 6/18/24	320,000	319,994
Oxford Finance Funding Trust, Series 2014-1A, Class A (a) 3.475% 12/15/22	240,000	239,458
PFS Financing Corp., Series 2013-AA, Class A FRN (a) 0.711% 2/15/18	2,545,000	2,536,442
PFS Financing Corp., Series 2014-AA, Class A FRN (a) 0.761% 2/15/19	1,900,000	1,896,372
PFS Financing Corp., Series 2014-BA, Class A FRN (a) 0.761% 10/15/19	1,100,000	1,100,002
RAAC, Series 2006-RP2, Class A FRN (a) 0.420% 2/25/37	457,875	453,637
RAAC, Series 2005-RP2, Class M1 FRN (a) 0.820% 6/25/35	456,000	455,351
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	992,398	1,008,142
Sierra Receivables Funding Co. LLC, Series 2011-2A, Class A (a) 3.260% 5/20/28	375,158	381,058
Sierra Timeshare 2013-1 Receivables Funding LLC, Series 2013-1A, Class A (a) 1.590% 11/20/29	306,211	306,702
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	588,664	620,672
Springleaf Funding Trust, Series 2013-AA, Class A (a) 2.580% 9/15/21	400,000	401,152
SVO VOI Mortgage LLC, Series 2012-AA, Class A (a) 2.000% 9/20/29	904,243	898,863
SVO VOI Mortgage LLC, Series 2010-AA, Class A (a) 3.650% 7/20/27	615,420	628,508
TAL Advantage LLC, Series 2006-1A FRN (a) 0.356% 4/20/21	680,000	674,927
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	1,080,057	1,071,726

	Principal Amount	Value
TAL Advantage LLC, Series 2010-1A, Class A (a) 3.250% 7/21/25	$725,833	$734,558
TICP CLO Ltd. FRN (a) 1.235% 1/20/27	575,000	574,894
Trade MAPS 1 Ltd., Series 2013-1A, Class A FRN (a) 0.862% 12/10/18	1,870,000	1,872,422
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.561% 10/15/15	1,006,000	1,010,155
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.661% 7/15/41	618,500	639,773
Triton Container Finance LLC, Series 2007-1A, Class NOTE FRN (a) 0.310% 2/26/19	218,750	218,678
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	660,502	652,589
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	1,098,405	1,104,534

		49,156,415

Student Loans ABS — 9.5%
Academic Loan Funding Trust, Series 2013-1A, Class A FRN (a) 0.969% 12/26/44	3,986,589	3,975,229
Access Group, Inc., Series 2007-1, Class A2 FRN 0.264% 4/25/17	1,071,731	1,070,488
Access Group, Inc., Series 2006-1, Class A2 FRN 0.343% 8/25/23	1,001,750	994,451
Access Group, Inc., Series 2007-A, Class A2 FRN 0.363% 8/25/26	67,537	67,354
Access Group, Inc., Series 2005-2, Class A3 FRN 0.413% 11/22/24	284,581	282,677
Access Group, Inc., Series 2005-A, Class A2 FRN 0.454% 4/27/26	380,735	380,407
Access Group, Inc., Series 2005-B, Class A2 FRN 0.464% 7/25/22	300,036	298,792
Access Group, Inc., Series 2004-A, Class A2 FRN 0.494% 4/25/29	383,907	381,342
Access Group, Inc., Series 2003-A, Class A3 FRN 1.220% 7/01/38	327,820	300,744

The accompanying notes are an integral part of the financial statements.

30

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Access Group, Inc., Series 2008-1, Class A FRN 1.534% 10/27/25	$2,416,945	$2,437,061
ALG Student Loan Trust I, Series 2006-1A, Class A2 FRN (a) 0.333% 4/28/20	483,117	482,665
Brazos Higher Education Authority, Series 2005-2, Class A10 FRN 0.375% 12/26/19	577,157	575,298
CIT Education Loan Trust, Series 2005-1, Class A3 FRN 0.361% 3/15/26	1,203,849	1,195,502
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.654% 1/25/47	1,175,000	992,875
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3 FRN 0.465% 9/28/26	749,570	746,622
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.520% 6/15/43	400,000	395,400
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.651% 6/15/43	1,300,000	1,292,694
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.907% 6/15/43	100,000	97,161
Education Loan Asset-Backed Trust I, Series 2012-1, Class A1 FRN (a) 0.620% 6/25/22	431,052	431,054
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.303% 5/25/23	207,772	206,402
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.333% 8/25/25	773,039	771,838
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.353% 11/25/26	300,350	298,804
KeyCorp Student Loan Trust, Series 2006-A, Class 2A3 FRN 0.445% 6/27/29	1,057,761	1,051,178
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.534% 10/28/41	2,061,812	2,055,691
KeyCorp Student Loan Trust, Series 2000-A, Class A2 FRN 0.553% 5/25/29	1,320,312	1,236,651
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.565% 9/27/35	1,320,000	1,268,678

	Principal Amount	Value
National Collegiate Student Loan Trust, Series 2007-1, Class A2 FRN 0.300% 11/27/28	$657,777	$650,482
National Collegiate Student Loan Trust, Series 2006-3, Class A3 FRN 0.320% 10/25/27	1,111,068	1,096,921
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.360% 2/25/28	1,281,903	1,278,350
National Collegiate Student Loan Trust, Series 2004-1, Class A2 FRN 0.515% 6/25/27	1,023,663	1,012,933
Navient Private Education Loan Trust, Series 2014-AA, Class A1 FRN (a) 0.641% 5/16/22	1,362,416	1,362,419
Nelnet Student Loan Trust, Series 2006-3, Class B FRN 0.505% 6/25/41	635,089	573,753
Nelnet Student Loan Trust, Series 2014-6A, Class A FRN (a) 0.820% 11/25/47	583,266	580,017
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.970% 4/25/46	210,512	211,275
Nelnet Student Loan Trust, Series 2014-2A, Class B FRN (a) 1.669% 6/25/41	375,000	342,673
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.446% 5/28/26	311,663	311,368
Pennsylvania Higher Education Assistance Agency FRN 0.834% 4/25/19	71,468	71,552
Pennsylvania Higher Education Assistance Agency, Series 2004-1, Class A2 FRN 1.650% 4/25/44	600,000	596,926
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.401% 7/15/36	1,270,508	1,263,228
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 0.304% 12/15/16	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1C FRN (a) 0.307% 12/15/16	25,000	25,000
SLM Student Loan Trust, Series 2005-1, Class A2 FRN 0.314% 4/27/20	51,523	51,278
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.421% 3/15/19	166,957	166,896

The accompanying notes are an integral part of the financial statements.

31

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.434% 1/25/16	$5,600	$5,599
SLM Student Loan Trust, Series 2003-6, Class A4 FRN 0.441% 12/17/18	16,425	16,418
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.461% 12/15/17	74,599	74,563
SLM Student Loan Trust, Series 2007-6, Class A2 FRN 0.484% 1/25/19	12,138	12,138
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.734% 10/25/17	125,734	125,881
SLM Student Loan Trust, Series 2014-A, Class A1 FRN (a) 0.761% 7/15/22	1,466,328	1,467,584
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.891% 12/15/38	763,844	716,866
SLM Student Loan Trust, Series 2012-E, Class A1 FRN (a) 0.911% 10/16/23	311,670	312,471
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 0.950% 6/17/30	550,000	550,000
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.261% 12/15/21	1,546,979	1,551,656
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.261% 8/15/23	257,546	258,866
SLM Student Loan Trust, Series 2008-4, Class A2 FRN 1.284% 7/25/16	26,287	26,347
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 1.320% 6/17/30	700,000	700,000
SLM Student Loan Trust, Series 2005-6, Class A5B FRN 1.434% 7/27/26	1,142,364	1,162,599
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.561% 8/15/25	285,664	288,545
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.660% 9/15/28	750,000	750,000
Social Professional Loan Program LLC, Series 2014-B, Class A1 FRN (a) 1.405% 8/25/32	1,600,000	1,599,980

	Principal Amount	Value
Social Professional Loan Program LLC, Series 2014-A, Class A1 FRN (a) 1.770% 6/25/25	$1,027,431	$1,037,853
South Carolina Student Loan Corp., Series 2005-1, Class A2 FRN 0.356% 12/01/20	342,915	340,926

		43,980,421

WL Collateral CMO — 0.1%
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CF1, Class M1 FRN (a) 0.855% 3/25/45	659,125	629,223

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.405% 11/25/37	209,890	207,811

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $155,269,291)		155,818,337

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.3%
Pass-Through Securities — 0.3%
Federal Home Loan Mortgage Corp., Pool #1Q0239 FRN 2.380% 3/01/37	1,277,761	1,369,594
Government National Mortgage Association II, Pool #82462 FRN 3.500% 1/20/40	325,328	339,910

		1,709,504

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $1,647,475)		1,709,504

U.S. TREASURY OBLIGATIONS — 97.1%
U.S. Treasury Bonds & Notes — 97.1%
U.S. Treasury Inflation Index (c) 0.125% 4/15/16	19,578,832	19,519,175
U.S. Treasury Inflation Index (c) (d) (e) 0.125% 4/15/17	22,215,600	22,232,950
U.S. Treasury Inflation Index (c) 0.125% 4/15/18	22,968,639	22,882,507
U.S. Treasury Inflation Index (c) 0.125% 4/15/19	36,749,863	36,345,027
U.S. Treasury Inflation Index (c) 0.125% 1/15/22	17,637,511	17,155,231
U.S. Treasury Inflation Index (c) 0.125% 7/15/22	20,460,375	19,934,482

The accompanying notes are an integral part of the financial statements.

32

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index (c) 0.125% 1/15/23	$19,679,414	$19,029,068
U.S. Treasury Inflation Index (c) 0.125% 7/15/24	32,140,964	30,953,259
U.S. Treasury Inflation Index (c) 0.375% 7/15/23	15,000,736	14,830,808
U.S. Treasury Inflation Index (c) 0.625% 7/15/21	18,358,109	18,589,017
U.S. Treasury Inflation Index (c) 0.625% 1/15/24	24,316,986	24,421,476
U.S. Treasury Inflation Index (c) 0.625% 2/15/43	6,186,472	5,816,249
U.S. Treasury Inflation Index (c) 0.750% 2/15/42	8,800,953	8,551,366
U.S. Treasury Inflation Index (c) 1.125% 1/15/21	17,769,308	18,459,254
U.S. Treasury Inflation Index (c) 1.250% 7/15/20	15,765,824	16,546,721
U.S. Treasury Inflation Index (c) 1.375% 7/15/18	6,931,739	7,260,456
U.S. Treasury Inflation Index (c) 1.375% 1/15/20	7,895,123	8,286,793
U.S. Treasury Inflation Index (c) 1.375% 2/15/44	16,897,627	19,124,684
U.S. Treasury Inflation Index (c) 1.625% 1/15/18	7,662,054	8,023,006
U.S. Treasury Inflation Index (c) 1.750% 1/15/28	7,367,360	8,340,655
U.S. Treasury Inflation Index (c) 1.875% 7/15/19	6,805,991	7,304,741
U.S. Treasury Inflation Index (c) 2.000% 1/15/26	8,374,590	9,596,761
U.S. Treasury Inflation Index (c) 2.125% 1/15/19	5,529,850	5,941,995
U.S. Treasury Inflation Index (c) 2.125% 2/15/40	2,416,942	3,132,961
U.S. Treasury Inflation Index (c) 2.125% 2/15/41	4,337,200	5,662,757
U.S. Treasury Inflation Index (c) 2.375% 1/15/17	9,655,172	10,129,637
U.S. Treasury Inflation Index (c) 2.375% 1/15/25	10,903,269	12,801,113
U.S. Treasury Inflation Index (c) 2.375% 1/15/27	7,200,168	8,617,139
U.S. Treasury Inflation Index (c) 2.500% 1/15/29	6,436,745	7,987,093
U.S. Treasury Inflation Index (c) (d) 2.625% 7/15/17	7,166,558	7,682,772
U.S. Treasury Inflation Index (c) 3.375% 4/15/32	5,792,501	8,215,394
U.S. Treasury Inflation Index (c) 3.625% 4/15/28	6,489,046	8,918,889

	Principal Amount	Value
U.S. Treasury Inflation Index (c) 3.875% 4/15/29	$6,290,449	$9,003,205

		451,296,641

TOTAL U.S. TREASURY OBLIGATIONS (Cost $453,848,390)		451,296,641

TOTAL BONDS & NOTES (Cost $642,942,540)		645,489,835

	Notional Amount

PURCHASED OPTIONS — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
3-Month USD LIBOR BBA 10 Year Swaption, Call, Expires 4/25/16, Strike 2.50 (OTC-Credit Suisse International); Underlying swap terminates 4/27/26	$15,435,000	408,220

TOTAL PURCHASED OPTIONS (Cost $270,826)		408,220

TOTAL LONG-TERM INVESTMENTS (Cost $643,213,366)		645,898,055

	Principal Amount

SHORT-TERM INVESTMENTS — 43.1%
Commercial Paper — 42.9%
AGL Capital Corp. (a) 0.520% 3/11/15	$7,000,000	6,993,022
Airgas, Inc. (a) 0.440% 3/16/15	7,000,000	6,993,669
Amphenol Corp. (a) 0.420% 2/13/15	6,400,000	6,396,789
Amphenol Corp. (a) 0.500% 3/11/15	600,000	599,425
AutoZone, Inc. . (a) 0.400% 1/05/15	2,400,000	2,399,893
Baxter International, Inc. (a) 0.400% 1/26/15	5,970,000	5,968,342
Baxter International, Inc. (a) 0.400% 1/28/15	4,000,000	3,998,800
Becton, Dickinson & Co. 0.450% 1/14/15	7,000,000	6,998,863
Bell Canada (a) 0.500% 3/17/15	7,000,000	6,992,708

The accompanying notes are an integral part of the financial statements.

33

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bemis Co., Inc. (a) 0.520% 1/20/15	$5,000,000	$4,998,628
Block Financial LLC (a) 0.470% 2/02/15	6,400,000	6,397,326
Carnival Corp. (a) 0.700% 3/18/15	7,000,000	6,989,656
CBS Corp. (a) 0.380% 1/13/15	6,400,000	6,399,189
Centrica PLC (a) 0.750% 1/15/15	7,000,000	6,997,958
Dominion Resources, Inc. (a) 0.430% 2/26/15	4,500,000	4,496,990
Duke Energy Corp. (a) 0.350% 2/24/15	5,500,000	5,497,113
Ecolab, Inc. (a) 0.450% 3/04/15	6,800,000	6,794,730
FMC Corp. (a) 0.450% 3/03/15	6,800,000	6,794,815
Glencore Funding LLC (a) 0.450% 2/02/15	6,400,000	6,397,440
Holcim US Finance SARL & Cie (a) 0.380% 1/07/15	6,000,000	5,999,620
Hyundai Capital America (a) 0.380% 1/21/15	6,000,000	5,998,733
Marriott International, Inc. (a) 0.520% 3/12/15	7,000,000	6,992,922
Monsanto Co. (a) 0.380% 2/09/15	6,000,000	5,997,530
National Grid USA (a) 0.380% 2/03/15	1,000,000	999,652
National Grid USA (a) 0.400% 2/03/15	2,900,000	2,898,937
National Grid USA (a) 0.430% 1/20/15	3,100,000	3,099,297
ONEOK Partners LP (a) 0.400% 1/16/15	6,400,000	6,398,933
Pall Corp. (a) 0.350% 1/08/15	6,000,000	5,999,592
Pentair Finance (a) 0.450% 3/12/15	7,000,000	6,993,875
Plains All American Pipeline LP (a) 0.450% 1/15/15	6,800,000	6,798,810
PPG Industries, Inc. 0.420% 1/14/15	7,000,000	6,998,938
Sempra Energy Holdings (a) 0.530% 2/10/15	4,000,000	3,997,644
Sempra Energy Holdings (a) 0.715% 3/06/15	3,000,000	2,996,267
Tate & Lyle International Finance PLC (a) 0.480% 2/27/15	6,400,000	6,395,136
Vodafone Group PLC (a) 0.500% 4/10/15	1,000,000	998,625
Vodafone Group PLC (a) 0.570% 6/01/15	5,500,000	5,486,850

	Principal Amount	Value
Xcel Energy, Inc. (a) 0.380% 1/09/15	$5,500,000	$5,499,536

		199,656,253

Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (f)	247,490	247,490

Time Deposits — 0.1%
Euro Time Deposit, 0.010%, due 1/02/15	236,358	236,358

TOTAL SHORT-TERM INVESTMENTS (Cost $200,140,101)		200,140,101

TOTAL INVESTMENTS — 182.0% (Cost $843,353,467) (g)		846,038,156

Other Assets/(Liabilities) — (82.0)%		(381,169,527)

NET ASSETS — 100.0%		$464,868,629

Notes to Portfolio of Investments

Percentages	are stated as a percent of net assets.
ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
OTC	Over-the-counter
PAC	Planned Amortization Class
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $293,408,646 or 63.12% of net assets.
(b)	Restricted security. Certain securities are restricted as to resale. At December 31, 2014, these securities amounted to a value of $264,636 or 0.06% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(c)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(d)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	Maturity value of $247,490. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $256,290.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

34

MML Short-Duration Bond Fund – Portfolio of Investments

December 31, 2014

	Principal Amount	Value
BONDS & NOTES — 97.8%

CORPORATE DEBT — 38.4%
Aerospace & Defense — 0.1%
Exelis, Inc. 4.250% 10/01/16	$270,000	$279,237

Agriculture — 0.1%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	200,000	205,649

Airlines — 0.0%
American Airlines Pass-Through Trust, Series 2014-1, Class B 4.375% 4/01/24	40,000	40,993
United Air Lines, Inc. (a) 10.110% 12/19/49	6,355	2,526

		43,519

Auto Manufacturers — 0.7%
General Motors Co. 3.500% 10/02/18	205,000	209,100
Hyundai Capital America (b) 2.550% 2/06/19	170,000	170,023
Volkswagen Group of America Finance LLC (b) 1.600% 11/20/17	200,000	199,269
Volvo Treasury AB (b) 5.950% 4/01/15	750,000	758,736

		1,337,128

Automotive & Parts — 0.2%
Lear Corp. 8.125% 3/15/20	311,000	327,327

Banks — 2.7%
Deutsche Bank AG 1.400% 2/13/17	210,000	209,562
Deutsche Bank AG 2.500% 2/13/19	335,000	339,102
First Horizon National Corp. 5.375% 12/15/15	1,984,000	2,054,037
ICICI Bank Ltd. (b) 5.500% 3/25/15	1,530,000	1,544,260
Regions Financial Corp. 5.750% 6/15/15	515,000	525,696
Regions Financial Corp. 7.500% 5/15/18	130,000	150,916
Skandinaviska Enskilda Banken AB (b) 2.375% 3/25/19	200,000	201,296
SVB Financial Group 5.375% 9/15/20	75,000	84,335

		5,109,204

Building Materials — 0.7%
Lafarge SA (b) 6.200% 7/09/15	400,000	409,160

	Principal Amount	Value
Lafarge SA 6.500% 7/15/16	$185,000	$197,025
Martin Marietta Material, Inc. FRN 1.357% 6/30/17	205,000	207,247
Masco Corp. 4.800% 6/15/15	490,000	497,550
Owens Corning, Inc. 6.500% 12/01/16	39,000	42,492

		1,353,474

Chemicals — 1.4%
Ashland, Inc. 3.000% 3/15/16	641,000	644,205
Cabot Corp. 5.000% 10/01/16	330,000	349,884
Incitec Pivot Ltd. (b) 4.000% 12/07/15	1,090,000	1,114,989
LyondellBasell Industries NV 5.000% 4/15/19	200,000	218,153
RPM International, Inc. 6.125% 10/15/19	300,000	340,957

		2,668,188

Commercial Services — 0.6%
The ADT Corp. 2.250% 7/15/17	295,000	285,412
Brambles USA, Inc. (b) 3.950% 4/01/15	265,000	266,830
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	11,000	11,110
The Western Union Co. 5.930% 10/01/16	545,000	585,159

		1,148,511

Computers — 0.2%
Hewlett-Packard Co. 2.125% 9/13/15	135,000	136,060
Hewlett-Packard Co. 2.200% 12/01/15	175,000	176,727
Hewlett-Packard Co. 3.000% 9/15/16	85,000	87,276

		400,063

Distribution & Wholesale — 0.2%
Arrow Electronics, Inc. 3.375% 11/01/15	345,000	351,220
Arrow Electronics, Inc. 3.000% 3/01/18	105,000	107,671

		458,891

Diversified Financial — 9.7%
AerCap Ireland Capital Ltd. (b) 4.500% 5/15/21	710,000	718,875
Air Lease Corp. 3.375% 1/15/19	365,000	369,563

The accompanying notes are an integral part of the financial statements.

35

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Air Lease Corp. 5.625% 4/01/17	$1,315,000	$1,416,912
Citigroup, Inc. 5.500% 2/15/17	2,250,000	2,418,714
ERAC USA Finance LLC (b) 5.900% 11/15/15	1,000,000	1,043,364
Ford Motor Credit Co. LLC 3.875% 1/15/15	455,000	455,344
Ford Motor Credit Co. LLC 12.000% 5/15/15	215,000	223,460
General Motors Financial Co., Inc. 2.625% 7/10/17	190,000	190,824
General Motors Financial Co., Inc. 2.750% 5/15/16	145,000	147,356
General Motors Financial Co., Inc. 3.000% 9/25/17	235,000	237,651
The Goldman Sachs Group, Inc. 1.600% 11/23/15	230,000	231,205
Hyundai Capital America (b) 3.750% 4/06/16	1,875,000	1,927,747
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	955,000	955,000
International Lease Finance Corp. FRN 2.191% 6/15/16	750,000	749,063
International Lease Finance Corp. 3.875% 4/15/18	100,000	100,000
International Lease Finance Corp. 5.750% 5/15/16	741,000	768,787
Janus Capital Group, Inc. 6.700% 6/15/17	953,000	1,054,424
JP Morgan Chase & Co. 3.450% 3/01/16	890,000	913,499
Lazard Group LLC 6.850% 6/15/17	219,000	243,791
Merrill Lynch & Co., Inc. 5.700% 5/02/17	1,200,000	1,297,207
Merrill Lynch & Co., Inc. 6.050% 5/16/16	1,750,000	1,853,120
Morgan Stanley 3.800% 4/29/16	1,000,000	1,033,019
Morgan Stanley 6.000% 4/28/15	175,000	177,832

		18,526,757

Electric — 1.4%
IPALCO Enterprises, Inc. 5.000% 5/01/18	315,000	332,325
IPALCO Enterprises, Inc. (b) 7.250% 4/01/16	2,110,000	2,226,050
Kansas Gas & Electric Co. 5.647% 3/29/21	34,836	36,884

		2,595,259

	Principal Amount	Value
Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	$115,000	$115,287

Electronics — 0.4%
Amphenol Corp. 2.550% 1/30/19	215,000	216,495
Avnet, Inc. 6.625% 9/15/16	220,000	237,768
Jabil Circuit, Inc. 7.750% 7/15/16	145,000	155,331
Jabil Circuit, Inc. 8.250% 3/15/18	90,000	102,321

		711,915

Engineering & Construction — 0.1%
BAA Funding Ltd. (b) 2.500% 6/25/17	200,000	200,120

Foods — 0.3%
Tyson Foods, Inc. 2.650% 8/15/19	60,000	60,547
Tyson Foods, Inc. 6.600% 4/01/16	510,000	543,662

		604,209

Forest Products & Paper — 0.4%
Domtar Corp. 7.125% 8/15/15	280,000	289,164
Domtar Corp. 10.750% 6/01/17	400,000	475,429

		764,593

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	100,000	98,942

Health Care – Products — 0.1%
Hospira, Inc. 5.200% 8/12/20	155,000	166,288

Holding Company – Diversified — 0.3%
Leucadia National Corp. 8.125% 9/15/15	500,000	522,285

Insurance — 0.1%
AXIS Specialty Finance PLC 2.650% 4/01/19	90,000	90,228
Prudential Financial, Inc. 3.875% 1/14/15	115,000	115,133
Willis Group Holdings PLC 4.125% 3/15/16	55,000	56,686

		262,047

Internet — 0.3%
Baidu, Inc. 2.250% 11/28/17	200,000	200,138

The accompanying notes are an integral part of the financial statements.

36

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Expedia, Inc. 7.456% 8/15/18	$345,000	$401,259

		601,397

Investment Companies — 0.3%
FS Investment Corp. 4.000% 7/15/19	365,000	363,559
Xstrata Finance Canada Ltd. (b) 2.050% 10/23/15	175,000	176,139

		539,698

Iron & Steel — 0.4%
Allegheny Technologies, Inc. 9.375% 6/01/19	470,000	546,817
Commercial Metals Co. 6.500% 7/15/17	120,000	127,800
Reliance Steel & Aluminum Co. 6.200% 11/15/16	185,000	197,456

		872,073

Lodging — 0.1%
Wyndham Worldwide Corp. 2.950% 3/01/17	165,000	168,504

Machinery – Diversified — 0.6%
CNH Industrial Capital LLC 3.250% 2/01/17	105,000	103,425
CNH Industrial Capital LLC (b) 3.375% 7/15/19	215,000	205,325
CNH Industrial Capital LLC 3.625% 4/15/18	100,000	98,500
CNH Industrial Capital LLC 3.875% 11/01/15	150,000	150,750
CNH Industrial Capital LLC 6.250% 11/01/16	190,000	199,025
Roper Industries, Inc. 1.850% 11/15/17	350,000	350,425

		1,107,450

Manufacturing — 1.8%
Bombardier, Inc. (b) 4.250% 1/15/16	398,000	401,980
Harsco Corp 2.700% 10/15/15	1,106,000	1,104,617
SPX Corp. 6.875% 9/01/17	170,000	185,725
Textron, Inc. 6.200% 3/15/15	900,000	909,005
Tyco Electronics Group SA 6.550% 10/01/17	700,000	787,940

		3,389,267

Mining — 0.9%
Freeport-McMoRan, Inc. 2.300% 11/14/17	400,000	400,480

	Principal Amount	Value
Vale Overseas Ltd. 6.250% 1/11/16	$1,250,000	$1,299,500

		1,699,980

Office Equipment/Supplies — 0.5%
Pitney Bowes, Inc. 4.750% 1/15/16	95,000	98,242
Pitney Bowes, Inc. 4.750% 5/15/18	750,000	798,535
Pitney Bowes, Inc. 5.750% 9/15/17	33,000	36,114

		932,891

Oil & Gas — 2.3%
Canadian Natural Resources Ltd. 1.750% 1/15/18	390,000	387,706
Chesapeake Energy Corp. 3.250% 3/15/16	650,000	648,375
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	40,000	35,925
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	390,000	378,787
Newfield Exploration Co. 6.875% 2/01/20	150,000	152,250
Petrobras International Finance Co. 3.875% 1/27/16	1,000,000	981,300
Petroleos Mexicanos 3.125% 1/23/19	50,000	50,125
Range Resources Corp. 6.750% 8/01/20	825,000	858,000
Rowan Cos., Inc. 5.000% 9/01/17	55,000	57,310
Transocean, Inc. 4.950% 11/15/15	770,000	771,929
Transocean, Inc. 5.050% 12/15/16	100,000	100,479

		4,422,186

Oil & Gas Services — 0.7%
Cameron International Corp. 1.400% 6/15/17	300,000	295,475
SESI LLC 6.375% 5/01/19	110,000	106,700
Superior Energy Services, Inc. 7.125% 12/15/21	807,000	774,720
Weatherford International Ltd. 5.500% 2/15/16	225,000	232,109

		1,409,004

Pharmaceuticals — 0.7%
AbbVie, Inc. 1.750% 11/06/17	200,000	200,435
McKesson Corp. 1.292% 3/10/17	85,000	84,566

The accompanying notes are an integral part of the financial statements.

37

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
McKesson Corp. 2.284% 3/15/19	$85,000	$84,822
Mylan, Inc. (b) 7.875% 7/15/20	850,000	905,416

		1,275,239

Pipelines — 0.3%
Boardwalk Pipelines LP 5.875% 11/15/16	375,000	398,152
Energy Transfer Partners LP FRN 3.250% 11/01/66	200,000	179,000
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	35,000	35,104

		612,256

Real Estate — 0.5%
Regency Centers LP 5.250% 8/01/15	855,000	876,162

Real Estate Investment Trusts (REITS) — 4.0%
American Tower Corp. 4.625% 4/01/15	900,000	908,036
ARC Properties Operating Partnership LP 2.000% 2/06/17	225,000	214,440
ARC Properties Operating Partnership LP 3.000% 2/06/19	110,000	101,785
DDR Corp. 7.500% 7/15/18	925,000	1,081,217
Developers Diversified Realty Corp. 5.500% 5/01/15	880,000	892,850
Duke Realty LP 5.500% 3/01/16	250,000	262,106
Duke Realty LP 5.950% 2/15/17	550,000	596,394
Duke Realty LP 8.250% 8/15/19	200,000	246,740
Federal Realty Investment Trust 6.200% 1/15/17	800,000	875,077
HCP, Inc. 6.000% 1/30/17	550,000	600,123
Highwoods Realty LP 5.850% 3/15/17	275,000	298,443
Highwoods Realty LP 7.500% 4/15/18	25,000	28,970
Realty Income Corp. 2.000% 1/31/18	25,000	25,046
Realty, Inc. 5.950% 9/15/16	750,000	808,785
UDR, Inc. 5.250% 1/15/15	400,000	400,492
UDR, Inc. 5.250% 1/15/16	350,000	363,997

		7,704,501

	Principal Amount	Value
Retail — 0.4%
Best Buy Co., Inc. 3.750% 3/15/16	$575,000	$584,344
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	90,000	102,320
QVC, Inc. 3.125% 4/01/19	150,000	149,952

		836,616

Savings & Loans — 0.4%
Glencore Funding LLC (b) 1.700% 5/27/16	369,000	369,587
Glencore Funding LLC (b) 3.125% 4/29/19	360,000	360,864

		730,451

Semiconductors — 0.2%
KLA-Tencor Corp. 2.375% 11/01/17	300,000	301,580

Telecommunications — 1.4%
CenturyLink, Inc. 5.000% 2/15/15	785,000	787,944
Frontier Communications Corp. 8.250% 4/15/17	795,000	884,437
Qwest Corp. 8.375% 5/01/16	315,000	341,081
Sprint Communications, Inc. (b) 9.000% 11/15/18	395,000	449,273
Telefonica Emisiones SAU 6.421% 6/20/16	130,000	139,068
Verizon Communications, Inc. (b) 2.625% 2/21/20	72,000	71,177

		2,672,980

Transportation — 2.0%
Asciano Finance (b) 3.125% 9/23/15	3,090,000	3,126,097
Asciano Finance (b) 5.000% 4/07/18	147,000	158,034
Ryder System, Inc. 2.500% 3/01/18	475,000	484,212
Ryder System, Inc. 2.550% 6/01/19	65,000	65,090

		3,833,433

Trucking & Leasing — 0.7%
GATX Corp. 3.500% 7/15/16	30,000	30,952
GATX Corp. 4.750% 5/15/15	70,000	71,003
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 3/15/16	125,000	126,720

The accompanying notes are an integral part of the financial statements.

38

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 6/15/19	$270,000	$268,354
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 3.750% 5/11/17	770,000	804,733

		1,301,762

TOTAL CORPORATE DEBT (Cost $73,075,409)		73,186,323

MUNICIPAL OBLIGATIONS — 0.5%
Louisiana State Public Facilities Authority FRN 1.133% 4/26/27	153,711	152,211
North Carolina State Education Assistance Authority FRN 1.134% 1/26/26	279,101	280,533
State of Illinois 5.365% 3/01/17	400,000	428,220

		860,964

TOTAL MUNICIPAL OBLIGATIONS (Cost $830,392)		860,964

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.2%
Agency Collateral CMO — 0.3%
Government National Mortgage Association, Series 2014-131, Class BW FRN 3.841% 5/20/41	534,749	559,050

Auto Floor Plan ABS — 0.1%
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A FRN (b) 1.666% 10/20/20	200,000	200,000

Automobile ABS — 3.3%
American Credit Acceptance Receivables Trust, Series 2014-2, Class A (b) 0.990% 10/10/17	139,939	139,844
American Credit Acceptance Receivables Trust, Series 2014-3, Class A (b) 0.990% 8/10/18	388,055	387,651
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (b) 0.711% 3/15/20	54,741	54,770
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A (b) 2.054% 8/20/16	300,000	301,467
Capital Automotive REIT, Series 2012-1A, Class A (b) 4.700% 7/15/42	197,747	202,361

	Principal Amount	Value
CarNow Auto Receivables Trust, Series 2014-1A, Class A (b) 0.960% 1/17/17	$302,198	$302,081
CarNow Auto Receivables Trust, Series 2013-1A, Class A (b) 1.160% 10/16/17	11,992	11,992
CFC LLC, Series 2013-1A, Class A (b) 1.650% 7/17/17	35,682	35,731
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (b) 0.907% 11/07/23	136,857	136,964
CPS Auto Trust, Series 2014-B, Class A (b) 1.110% 11/15/18	329,484	328,517
CPS Auto Trust, Series 2014-C, Class A (b) 1.310% 2/15/19	309,366	308,489
CPS Auto Trust, Series 2014-D, Class A (b) 1.490% 4/15/19	200,000	199,504
CPS Auto Trust, Series 2013-D, Class A (b) 1.540% 7/16/18	210,048	210,452
CPS Auto Trust, Series 2013-B, Class A (b) 1.820% 9/15/20	416,659	417,854
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (b) 1.880% 3/15/22	370,000	370,479
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A (b) 2.200% 9/16/19	8,749	8,767
Enterprise Fleet Financing LLC, Series 2012-1, Class A2 (b) 1.140% 11/20/17	35,688	35,706
Exeter Automobile Receivables Trust, Series 2014-2A, Class A (b) 1.060% 8/15/18	271,533	270,966
Exeter Automobile Receivables Trust, Series 2014-1A, Class A (b) 1.290% 5/15/18	145,615	145,700
Exeter Automobile Receivables Trust, Series 2014-3A, Class A (b) 1.320% 1/15/19	234,198	233,922
First Investors Auto Owner Trust, Series 2013-3A, Class A3 (b) 1.440% 10/15/19	300,000	300,224
Flagship Credit Auto Trust, Series 2013-1, Class A (b) 1.320% 4/16/18	95,870	95,952
Flagship Credit Auto Trust, Series 2014-2, Class A (b) 1.430% 12/16/19	284,495	283,619
Flagship Credit Auto Trust, Series 2013-2, Class A (b) 1.940% 1/15/19	174,697	175,441
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2 (b) 3.740% 2/25/17	170,000	174,391

The accompanying notes are an integral part of the financial statements.

39

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (b) 5.290% 3/25/16	$50,000	$50,246
Oscar US Funding Trust, Series 2014-1A, Class A2 (b) 1.000% 8/15/17	340,000	340,159
Rental Car Finance Corp., Series 2011-1A, Class A1 (b) 2.510% 2/25/16	43,333	43,392
Tidewater Auto Receivables Trust, Series 2014-AA, Class A2 (b) 0.960% 7/15/17	279,784	279,697
United Auto Credit Securitization Trust, Series 2014-1, Class A2 (b) 0.740% 6/15/16	360,000	359,955
Westlake Automobile Receivables Trust, Series 2014-2A, Class A2 (b) 0.970% 10/16/17	200,000	199,875
Wheels SPV LLC, Series 2012-1, Class A2 (b) 1.190% 3/20/21	18,621	18,634

		6,424,802

Commercial MBS — 6.6%
Banc of America Commercial Mortgage, Inc., 2007-3 A4 VRN 5.547% 6/10/49	350,000	375,454
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.754% 2/10/51	252,707	275,409
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 5.821% 2/10/51	180,000	196,099
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.245% 2/10/51	395,594	437,586
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4B 4.943% 9/11/42	335,000	342,368
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	108,979	109,236
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	255,000	270,040
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	225,000	239,271

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR4, Class A3 VRN 5.468% 6/11/41	$11,879	$11,881
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 VRN 5.471% 1/12/45	418,109	447,868
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class AM VRN 5.568% 10/12/41	290,000	307,404
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	110,000	119,306
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.743% 9/11/38	400,000	421,094
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.896% 6/11/50	425,000	466,268
Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A FRN (b) 0.961% 3/15/29	365,000	363,035
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2 3.147% 2/10/47	290,000	299,783
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A1A VRN 5.745% 6/10/46	230,964	241,958
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.781% 6/10/46	225,000	237,845
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.796% 12/10/49	390,000	425,951
DBRR Trust, Series 2013-EZ3, Class A VRN (b) 1.636% 12/18/49	298,345	299,883
DBUBS Mortgage Trust, Series 2011-LC3A, Class A1 2.238% 8/10/44	93,925	94,419
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (b) 3.386% 7/10/44	189,943	195,162

The accompanying notes are an integral part of the financial statements.

40

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (b) 3.742% 11/10/46	$356,922	$365,443
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 5.819% 7/10/38	105,934	110,858
GS Mortgage Securities Corp., Series 2014-4R, Class AS FRN (b) 0.349% 1/26/34	260,000	244,680
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class AM 4.780% 7/15/42	300,000	303,567
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	485,000	511,465
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class AM VRN 5.433% 12/12/44	480,000	498,075
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	485,000	516,842
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	480,000	520,761
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 5.869% 6/12/46	236,890	248,569
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	250,000	272,936
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	200,000	213,300
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 VRN 5.447% 2/12/44	400,000	425,818
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	300,000	320,458
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	57,341	57,704
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.278% 1/11/43	136,590	152,413
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	110,841	99,757
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.560% 8/15/39	89,539	90,008

	Principal Amount	Value
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.560% 8/15/39	$200,000	$205,367
VFC LLC, Series 2014-2, Class A, (Acquired 7/9/14, Cost $250,000) (b) (c) 2.750% 7/20/30	165,394	165,398
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.319% 12/15/44	355,000	365,421
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	235,000	247,490
Wells Fargo Reremic Trust, Series 2012-IO, Class A (b) 1.750% 8/20/21	101,963	101,932
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (b) 3.240% 3/15/44	175,000	179,426
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	200,000	203,852

		12,598,860

Home Equity ABS — 2.5%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.440% 8/25/35	86,806	86,219
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.485% 11/25/35	132,827	131,120
ACE Securities Corp., Series 2005-HE5, Class M2 FRN 0.660% 8/25/35	250,797	249,610
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.830% 6/25/35	83,994	83,305
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.845% 2/25/35	52,245	51,803
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE3, Class A2 FRN 0.335% 4/25/36	90,487	89,382
Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE12, Class M1 FRN 0.635% 12/25/35	350,000	337,499
Citigroup Mortgage Loan Trust, Series 2003-HE4, Class A FRN (b) 0.580% 12/25/33	12,814	12,807
Citigroup Mortgage Loan Trust, Series 2005-OPT4, Class M2 FRN 0.600% 7/25/35	70,974	69,159

The accompanying notes are an integral part of the financial statements.

41

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.605% 8/25/35	$85,561	$85,209
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.630% 9/25/34	34,449	34,214
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.070% 2/25/35	102,644	90,736
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (b) 0.460% 7/25/36	51,949	51,789
Fieldstone Mortgage Investment Corp., Series 2004-4, Class M2 FRN 1.730% 10/25/35	91,037	90,208
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.590% 5/25/36	204,422	199,789
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.600% 5/25/35	162,339	161,685
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.410% 1/25/36	104,884	102,006
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.600% 4/25/35	96,191	91,681
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.340% 8/25/36	71,921	71,112
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2 FRN 0.375% 10/25/35	283,993	278,241
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.950% 12/25/32	70,978	70,979
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.995% 6/25/35	305,608	294,659
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class A2C FRN 0.370% 8/25/36	95,855	94,706
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.905% 6/28/35	298,261	294,053
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.920% 7/25/35	156,025	155,289
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 6.693% 10/25/28	21	21

	Principal Amount	Value
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D FRN 0.540% 1/25/36	$316,226	$313,961
Option One Mortgage Loan Trust, Series 2005-5, Class A3 FRN 0.380% 12/25/35	298,143	293,039
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.430% 9/25/35	119,683	119,223
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.550% 8/25/35	129,371	127,873
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.670% 3/25/35	105,786	104,566
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.600% 11/25/35	215,241	211,235
Security National Mortgage Loan Trust, Series 2006-3A, Class A1 FRN (b) 0.450% 1/25/37	217,972	215,953
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.510% 3/25/36	6,141	6,141
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.530% 8/25/35	62,616	62,163

		4,731,435

Other ABS — 10.2%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1 FRN (b) 0.361% 3/15/41	217,783	214,033
321 Henderson Receivables I LLC, Series 2010-3A, Class A (b) 3.820% 12/15/48	415,054	436,596
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (b) 1.763% 7/20/26	350,000	348,211
Alterna Funding I LLC, Series 2014-1A, Class NOTE (b) 1.639% 2/15/21	263,570	263,075
ARL First LLC, Series 2012-1A, Class A1 FRN (b) 1.911% 12/15/42	431,234	433,452
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (b) 1.040% 1/10/17	517,542	517,268
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (b) 1.580% 10/10/18	240,000	239,462

The accompanying notes are an integral part of the financial statements.

42

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BCC Funding VIII LLC, Series 2014-1A, Class A (b) 1.794% 6/20/20	$144,306	$144,061
Belhurst CLO Ltd., Series 2006-1A, Class B FRN (b) 0.631% 1/15/20	500,000	499,919
Birchwood Park CLO Ltd., Series 2014-1A, Class A FRN (b) 1.674% 7/15/26	340,000	336,510
CAN Capital Funding LLC, Series 2014-1A, Class A (b) 3.117% 4/15/20	250,000	248,125
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (b) 1.748% 4/17/25	535,000	532,917
CCG Receivables Trust, Series 2014-1, Class A2 (b) 1.060% 11/15/21	220,000	219,600
CLI Funding LLC, Series 2006-1A, Class A FRN (b) 0.342% 8/18/21	445,478	444,234
Diamond Resorts Owner Trust, Series 2014-1, Class A (b) 2.540% 5/20/27	162,149	162,041
Direct Capital Funding V LLC, Series 2013-2, Class A2 (b) 1.730% 8/20/18	291,639	291,816
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	444,475	466,699
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 (b) 1.950% 11/25/39	293,750	291,406
Drug Royalty Corp., Inc., Series 2014-1, Class A1 FRN (b) 3.082% 7/15/23	266,192	267,735
Drug Royalty Corp., Inc., Series 2012-1, Class A1 FRN (b) 5.481% 7/15/24	126,667	130,861
Eaton Vance CLO, Series 2014-1A, Class A FRN (b) 1.685% 7/15/26	450,000	446,310
Element Rail Leasing I LLC, Series 2014-1A, Class A1 (b) 2.299% 4/19/44	234,589	232,427
FNA Trust, Series 2014-1A, Class A (b) 1.296% 12/10/22	300,000	299,812
FRS I LLC, Series 2013-1A, Class A1 (b) 1.800% 4/15/43	113,672	112,313
Galaxy VIII CLO Ltd., Series 2007-8A, Class A FRN (b) 0.474% 4/25/19	310,795	309,968

	Principal Amount	Value
Global Container Assets Ltd., Series 2013-1A, Class A1 (b) 2.200% 11/05/28	$321,323	$319,692
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (b) 1.384% 4/25/25	535,000	524,758
Hercules Capital Funding Trust, Series 2012-1A, Class A (b) 3.320% 12/16/17	39,719	39,943
Hercules Capital Funding Trust, Series 2014-1A, Class A (b) 3.524% 4/16/21	250,000	250,000
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (b) 2.407% 6/02/17	250,000	253,847
Hilton Grand Vacations Trust, Series 2014-AA, Class A (b) 1.770% 11/25/26	355,017	350,679
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	327,223	328,959
Horizon Funding Trust, Series 2013-1A, Class A (b) 3.000% 5/15/18	116,258	116,767
Icon Brand Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	170,758	170,116
Icon Brand Holdings LLC, Series 2013-1A, Class A (b) 4.352% 1/25/43	189,856	190,540
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (b) 1.681% 1/18/26	260,000	257,835
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A FRN (b) 0.462% 5/01/22	537,537	534,509
LCM Ltd., Series 10AR, Class AR FRN (b) 1.491% 4/15/22	500,000	497,552
LCM Ltd., Series 16A, Class A FRN (b) 1.758% 7/15/26	430,000	427,406
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (b) 1.731% 7/20/26	430,000	428,588
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (b) 4.809% 7/20/31	227,635	229,229
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.115% 4/25/35	503,013	496,809
MVW Owner Trust, Series 2013-1A, Class A (b) 2.150% 4/22/30	260,736	260,906

The accompanying notes are an integral part of the financial statements.

43

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MVW Owner Trust, Series 2014-2, Class A (b) 2.250% 9/20/31	$385,929	$383,245
Nations Equipment Finance Funding I LLC, Series 2013-1A, Class A (b) 1.697% 11/20/16	81,692	81,782
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A (b) 1.558% 7/20/18	207,660	207,413
New York City Tax Lien, Series 2014-A, Class A (b) 1.030% 11/10/27	164,664	164,465
New York City Tax Lien, Series 2013-A, Class A (b) 1.190% 11/10/26	62,007	61,965
New York City Tax Lien, Series 2012-AA, Class A (b) 1.230% 11/10/25	22,412	22,390
OnDeck Asset Securitization Trust, Series 2014-1A, Class A (b) 3.150% 5/17/18	170,000	169,533
Orange Lake Timeshare Trust, Series 2014-AA, Class A (b) 2.290% 7/09/29	107,733	107,853
Oxford Finance Funding Trust, Series 2014-1A, Class A (b) 3.475% 12/15/22	100,000	99,774
RAAC, Series 2006-RP2, Class A FRN (b) 0.420% 2/25/37	265,568	263,109
Race Point VIII CLO Ltd., Series 2012-7A, Class A FRN (b) 1.652% 11/08/24	200,000	199,020
SBA Tower Trust, Series 2014-1A, Class C STEP (b) 2.898% 10/15/44	300,000	300,787
Sierra Receivables Funding Co. LLC, Series 2014-2A, Class A (b) 2.050% 6/20/31	277,988	276,637
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A (b) 2.280% 11/20/25	117,376	118,597
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	67,136	68,201
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (b) 3.370% 7/20/28	57,871	59,131
Sonic Capital LLC, Series 2011-1A, Class A2 (b) 5.438% 5/20/41	479,859	505,951
SpringCastle America Funding LLC, Series 2014-AA, Class A (b) 2.700% 5/25/23	453,945	452,819

	Principal Amount	Value
Springleaf Funding Trust, Series 2013-AA, Class A (b) 2.580% 9/15/21	$225,000	$225,648
SVO VOI Mortgage LLC, Series 2010-AA, Class A (b) 3.650% 7/20/27	70,517	72,017
TAL Advantage LLC, Series 2006-1A FRN (b) 0.356% 4/20/21	186,667	185,274
TAL Advantage LLC, Series 2014-2A, Class A1 (b) 1.700% 5/20/39	297,888	295,590
Trade MAPS 1 Ltd., Series 2013-1A, Class A FRN (b) 0.862% 12/10/18	605,000	605,783
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (b) 2.561% 10/15/15	314,000	315,297
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (b) 2.661% 7/15/41	309,250	319,887
Triton Container Finance LLC, Series 2007-1A, Class NOTE FRN (b) 0.310% 2/26/19	89,583	89,554
Westgate Resorts LLC, Series 2014-1A, Class A (b) 2.150% 12/20/26	316,679	312,885

		19,531,593

Student Loans ABS — 3.0%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.363% 8/25/26	35,755	35,658
Access Group, Inc., Series 2004-A, Class A2 FRN 0.494% 4/25/29	208,736	207,342
Access Group, Inc., Series 2003-A, Class A3 FRN 1.220% 7/01/38	163,910	150,372
Brazos Student Finance Corp., Series 2003-A, Class A3 FRN 1.729% 7/01/38	200,000	188,662
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.654% 1/25/47	450,000	380,250
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.520% 6/15/43	200,000	197,700
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.651% 6/15/43	250,000	248,595
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (b) 0.303% 5/25/23	109,704	108,980

The accompanying notes are an integral part of the financial statements.

44

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (b) 0.333% 8/25/25	$214,982	$214,648
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.353% 11/25/26	127,507	126,851
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.534% 10/28/41	119,479	119,125
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.565% 9/27/35	260,000	249,891
National Collegiate Student Loan Trust, Series 2007-1, Class A2 FRN 0.300% 11/27/28	263,111	260,193
National Collegiate Student Loan Trust, Series 2006-3, Class A3 FRN 0.320% 10/25/27	462,945	457,050
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.360% 2/25/28	395,937	394,839
National Collegiate Student Loan Trust, Series 2004-1, Class A2 FRN 0.515% 6/25/27	431,551	427,028
Navient Private Education Loan Trust, Series 2014-AA, Class A2A (b) 2.740% 2/15/29	340,000	339,800
Nelnet Student Loan Trust, Series 2014-6A, Class A FRN (b) 0.820% 11/25/47	291,633	290,008
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 0.970% 4/25/46	99,064	99,424
Nelnet Student Loan Trust, Series 2014-1A, Class B FRN (b) 1.669% 10/25/47	170,000	159,789
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.446% 5/28/26	41,687	41,648
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.401% 7/15/36	213,067	211,846
SLM Student Loan Trust, Series 2006-10, Class B FRN 0.454% 3/25/44	183,444	163,094
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 0.950% 6/17/30	50,000	50,000
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (b) 1.561% 8/15/25	153,819	155,371
SLM Student Loan Trust, Series 2013-4, Class B FRN 1.670% 12/28/43	120,000	116,608

	Principal Amount	Value
Social Professional Loan Program LLC, Series 2014-A, Class A1 FRN (b) 1.770% 6/25/25	$389,715	$393,669

		5,788,441

WL Collateral CMO — 0.1%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.690% 8/25/34	20,464	19,867
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.659% 2/25/34	5,367	5,262
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.904% 9/25/33	1,443	1,380
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.475% 8/25/34	4,097	3,873
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.409% 8/25/34	14,390	12,208
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.420% 8/25/36	22,129	20,373
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.448% 7/25/33	970	957
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.605% 2/25/34	1,836	1,721
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	50	50
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.569% 3/25/34	9,636	9,557
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.513% 4/25/44	23,063	23,889

		99,137

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.405% 11/25/37	107,654	106,588
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.759% 6/25/32	6,198	5,982

		112,570

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $49,974,644)		50,045,888

The accompanying notes are an integral part of the financial statements.

45

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 5.6%
Collateralized Mortgage Obligations — 5.3%
Federal Home Loan Mortgage Corp.
Series 4291, Class K 3.000% 5/15/38	$1,015,639	$1,043,329
Series 3990, Class VA 3.500% 1/15/25	622,248	663,958
Series 4290, Class CA 3.500% 12/15/38	1,397,239	1,465,554
Series 4328, Class DA 4.000% 1/15/36	1,098,413	1,173,628
Series 4325, Class MA 4.000% 9/15/39	1,340,950	1,432,345
Series 4336, Class MA 4.000% 1/15/40	2,089,955	2,233,439
Series 4323, Class CA 4.000% 3/15/40	612,729	654,674
Series 2178, Class PB 7.000% 8/15/29	19,630	22,401
Federal National Mortgage Association Series 2014-14, Class A 3.500% 2/25/37	761,714	798,716
Series 2014-48, Class AB 4.000% 10/25/40	660,180	704,576
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	20,766	23,218

		10,215,838

Pass-Through Securities — 0.3%
Federal Home Loan Mortgage Corp. Pool #E85389 6.000% 9/01/16	1,830	1,896
Pool #G11431 6.000% 2/01/18	1,505	1,575
Pool #E85032 6.500% 9/01/16	549	569
Pool #E85301 6.500% 9/01/16	5,723	5,957
Pool #E85409 6.500% 9/01/16	4,265	4,424
Pool #C01079 7.500% 10/01/30	631	752
Pool #C01135 7.500% 2/01/31	1,903	2,265
Pool #554904 9.000% 3/01/17	9	10
Federal National Mortgage Association Pool #775539 2.117% 5/01/34 FRN	22,827	24,368
Pool #725692 2.270% 10/01/33 FRN	56,986	60,308

	Principal Amount	Value
Pool #888586 2.340% 10/01/34 FRN	$57,221	$60,717
Pool #587994 6.000% 6/01/16	751	775
Pool #253880 6.500% 7/01/16	2,213	2,290
Pool #575667 7.000% 3/01/31	2,706	3,172
Pool #497120 7.500% 8/01/29	64	76
Pool #529453 7.500% 1/01/30	593	708
Pool #532418 7.500% 2/01/30	912	1,089
Pool #531196 7.500% 2/01/30	81	96
Pool #530299 7.500% 3/01/30	89	104
Pool #536386 7.500% 4/01/30	100	119
Pool #535996 7.500% 6/01/31	2,587	3,085
Pool #523499 8.000% 11/01/29	89	105
Pool #252926 8.000% 12/01/29	57	69
Pool #532819 8.000% 3/01/30	51	62
Pool #537033 8.000% 4/01/30	895	1,083
Pool #534703 8.000% 5/01/30	611	737
Pool #253437 8.000% 9/01/30	59	71
Pool #253481 8.000% 10/01/30	27	33
Pool #190317 8.000% 8/01/31	1,214	1,462
Pool #596656 8.000% 8/01/31	630	715
Pool #602008 8.000% 8/01/31	1,442	1,741
Pool #597220 8.000% 9/01/31	723	877
Government National Mortgage Association Pool #371146 7.000% 9/15/23	581	656
Pool #352022 7.000% 11/15/23	2,738	3,106
Pool #491089 7.000% 12/15/28	6,465	7,542
Pool #483598 7.000% 1/15/29	787	918

The accompanying notes are an integral part of the financial statements.

46

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #478658 7.000% 5/15/29	$500	$588
Pool #500928 7.000% 5/15/29	970	1,138
Pool #499410 7.000% 7/15/29	289	339
Pool #510083 7.000% 7/15/29	518	605
Pool #493723 7.000% 8/15/29	2,486	2,921
Pool #581417 7.000% 7/15/32	5,802	6,827
Pool #591581 7.000% 8/15/32	2,990	3,527
Pool #203940 7.500% 4/15/17	795	840
Pool #181168 7.500% 5/15/17	176	187
Pool #193870 7.500% 5/15/17	739	786
Pool #226163 7.500% 7/15/17	1,263	1,346
Government National Mortgage Association II Pool #008746 1.625% 11/20/25 FRN	1,557	1,594
Pool #080136 1.625% 11/20/27 FRN	277	285
Pool #82488 1.625% 3/20/40 FRN	164,090	169,962
Pool #82462 3.500% 1/20/40 FRN	136,980	143,120

		527,597

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $10,739,827)		10,743,435

U.S. TREASURY OBLIGATIONS — 27.1%
U.S. Treasury Bonds & Notes — 27.1%
U.S. Treasury Note (d) (e) 0.875% 11/15/17	29,500,000	29,346,739
U.S. Treasury Note 1.000% 12/15/17	20,700,000	20,653,102
U.S. Treasury Note (d) (e) 1.500% 8/31/18	1,615,000	1,622,444

		51,622,285

TOTAL U.S. TREASURY OBLIGATIONS (Cost $51,671,276)		51,622,285

TOTAL BONDS & NOTES (Cost $186,291,548)		186,458,895

	Notional Amount	Value
PURCHASED OPTIONS — 0.3%
Financial — 0.3%
Diversified Financial — 0.3%
3-Month USD LIBOR BBA 10 Year Swaption, Call, Expires 4/25/16, Strike 2.50 (OTC - Credit Suisse International); Underlying swap terminates 4/27/26	$17,945,000	$474,604

TOTAL PURCHASED OPTIONS (Cost $314,868)		474,604

TOTAL LONG-TERM INVESTMENTS (Cost $186,606,416)		186,933,499

	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Commercial Paper — 1.3%
Baxter International, Inc. (b) 0.400% 1/26/15	$2,500,000	2,499,305

Time Deposits — 0.2%
Euro Time Deposit 0.010% 1/02/15	471,123	471,123

TOTAL SHORT-TERM INVESTMENTS (Cost $2,970,428)		2,970,428

TOTAL INVESTMENTS — 99.6% (Cost $189,576,844) (f)		189,903,927

Other Assets/(Liabilities) — 0.4%		822,046

NET ASSETS — 100.0%		$190,725,973

Notes to Portfolio of Investments

Percentages	are stated as a percent of net assets.
ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
OTC	Over-the-counter
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2014, these securities amounted to a value of $2,526 or 0.00% of net assets.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified

The accompanying notes are an integral part of the financial statements.

47

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

institutional buyers. At December 31, 2014, these securities amounted to a value of $51,024,251 or 26.75% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At December 31, 2014, these securities amounted to a value of $165,398 or 0.09% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(e)	A portion of this security is held as collateral for open swap agreements (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

48

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 99.8%
Basic Materials — 7.1%
Chemicals — 3.0%
A. Schulman, Inc.	19,622	$795,280
Cytec Industries, Inc.	17,482	807,144
Intrepid Potash, Inc. (a) (b)	58,730	815,172
Tronox Ltd. Class A	43,620	1,041,646

		3,459,242

Forest Products & Paper — 1.7%
P.H. Glatfelter Co.	74,490	1,904,709

Iron & Steel — 0.5%
AK Steel Holding Corp. (a) (b)	101,260	601,485

Mining — 1.9%
Century Aluminum Co. (a)	29,290	714,676
Kaiser Aluminum Corp.	20,570	1,469,315

		2,183,991

		8,149,427

Communications — 1.2%
Telecommunications — 1.2%
Mastec, Inc. (a)	33,860	765,575
RigNet, Inc. (a)	14,970	614,219

		1,379,794

Consumer, Cyclical — 10.2%
Airlines — 0.8%
Spirit Airlines, Inc. (a)	11,560	873,705

Apparel — 0.5%
Iconix Brand Group, Inc. (a)	17,780	600,786

Automotive & Parts — 2.0%
Dana Holding Corp.	104,454	2,270,830

Entertainment — 0.7%
International Speedway Corp. Class A	27,050	856,133

Home Builders — 0.9%
KB Home	61,450	1,016,997

Retail — 5.3%
Brinker International, Inc.	20,050	1,176,734
Mattress Firm Holding Corp. (a) (b)	34,140	1,982,851
Nu Skin Enterprises, Inc. Class A (b)	13,480	589,076
Popeyes Louisiana Kitchen, Inc. (a)	20,310	1,142,844
Texas Roadhouse, Inc.	36,460	1,230,890

		6,122,395

		11,740,846

Consumer, Non-cyclical — 28.2%
Biotechnology — 2.0%
Celldex Therapeutics, Inc. (a) (b)	23,310	425,407
Integra LifeSciences Holdings (a)	20,360	1,104,123

	Number of Shares	Value
MorphoSys AG (a)	5,052	$467,754
Ultragenyx Pharmaceutical, Inc. (a)	7,160	314,181

		2,311,465

Commercial Services — 11.8%
ABM Industries, Inc.	34,100	976,965
Booz Allen Hamilton Holding Corp.	30,650	813,144
HMS Holdings Corp. (a)	50,764	1,073,151
James River Group Holdings Ltd. (a)	26,770	609,285
KAR Auction Services, Inc.	66,050	2,288,632
Korn/Ferry International (a)	85,331	2,454,120
LifeLock, Inc. (a) (b)	65,790	1,217,773
On Assignment, Inc. (a)	36,020	1,195,504
Paylocity Holding Corp. (a) (b)	56,170	1,466,599
Team Health Holdings, Inc. (a)	24,730	1,422,717

		13,517,890

Foods — 2.0%
Flowers Foods, Inc.	21,805	418,438
Pinnacle Foods, Inc.	51,800	1,828,540

		2,246,978

Health Care – Products — 2.7%
Dexcom, Inc. (a)	14,919	821,291
NxStage Medical, Inc. (a)	39,270	704,111
Spectranetics Corp. (a)	45,150	1,561,287

		3,086,689

Health Care – Services — 4.2%
Acadia Healthcare Co., Inc. (a)	16,760	1,025,880
HealthSouth Corp.	42,101	1,619,204
WellCare Health Plans, Inc. (a)	26,543	2,178,119

		4,823,203

Household Products — 3.2%
Acco Brands Corp. (a)	151,800	1,367,718
Prestige Brands Holdings, Inc. (a)	66,361	2,304,054

		3,671,772

Pharmaceuticals — 2.3%
AcelRx Pharmaceuticals, Inc. (a) (b)	35,500	238,915
Aratana Therapeutics, Inc. (a)	30,660	546,361
Keryx Biopharmaceuticals, Inc. (a) (b)	57,140	808,531
Kite Pharma, Inc. (a) (b)	5,030	290,080
VWR Corp. (a) (b)	29,450	761,872

		2,645,759

		32,303,756

Energy — 5.0%
Energy – Alternate Sources — 0.8%
Renewable Energy Group, Inc. (a)	97,479	946,521

Oil & Gas — 2.0%
Western Refining, Inc.	59,660	2,253,955

The accompanying notes are an integral part of the financial statements.

49

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.1%
NOW, Inc. (a) (b)	47,640	$1,225,777

Pipelines — 1.1%
Cone Midstream Partners LP (a)	54,910	1,324,429

		5,750,682

Financial — 22.8%
Banks — 6.0%
BancorpSouth, Inc.	71,210	1,602,937
FirstMerit Corp.	74,705	1,411,177
MB Financial, Inc.	52,490	1,724,821
Talmer Bancorp, Inc.	43,040	604,282
Webster Financial Corp.	49,860	1,621,946

		6,965,163

Diversified Financial — 0.6%
Investment Technology Group, Inc. (a)	32,090	668,114

Insurance — 1.5%
Endurance Specialty Holdings Ltd.	19,360	1,158,503
Old Republic International Corp.	37,180	543,943

		1,702,446

Real Estate Investment Trusts (REITS) — 10.2%
Apollo Commercial Real Estate Finance, Inc.	86,327	1,412,310
Chatham Lodging Trust	69,180	2,004,145
DuPont Fabros Technology, Inc.	38,910	1,293,368
LaSalle Hotel Properties	62,735	2,538,885
Mid-America Apartment Communities, Inc.	10,248	765,321
Redwood Trust, Inc.	40,570	799,229
STAG Industrial, Inc.	92,960	2,277,520
Starwood Property Trust, Inc.	24,883	578,281

		11,669,059

Savings & Loans — 4.5%
BankUnited, Inc.	52,219	1,512,784
First Niagara Financial Group, Inc.	196,380	1,655,483
Flagstar Bancorp, Inc. (a)	69,382	1,091,379
Oritani Financial Corp.	57,820	890,428

		5,150,074

		26,154,856

Industrial — 9.7%
Aerospace & Defense — 0.6%
AAR Corp.	22,910	636,440

Building Materials — 1.0%
Boise Cascade Co. (a)	30,780	1,143,477

Electrical Components & Equipment — 1.8%
Generac Holdings, Inc. (a) (b)	17,710	828,120
General Cable Corp.	27,630	411,687
Greatbatch, Inc. (a)	16,845	830,458

		2,070,265

	Number of Shares	Value
Engineering & Construction — 0.8%
AECOM Technology Corp. (a)	30,057	$912,831

Environmental Controls — 0.7%
Waste Connections, Inc.	19,591	861,808

Manufacturing — 0.7%
Matthews International Corp. Class A	16,510	803,542

Metal Fabricate & Hardware — 0.8%
Rexnord Corp. (a)	31,670	893,410

Transportation — 2.6%
Saia, Inc. (a)	15,706	869,484
Swift Transportation Co. (a)	44,205	1,265,589
XPO Logistics, Inc. (a) (b)	21,180	865,839

		3,000,912

Trucking & Leasing — 0.7%
The Greenbrier Cos., Inc. (b)	14,140	759,742

		11,082,427

Technology — 15.2%
Computers — 5.2%
CACI International, Inc. Class A (a)	12,700	1,094,486
FleetMatics Group PLC (a) (b)	14,970	531,285
Fortinet, Inc. (a)	51,895	1,591,101
j2 Global, Inc.	21,661	1,342,982
Spansion, Inc. Class A (a) (b)	40,510	1,386,252

		5,946,106

Semiconductors — 3.9%
Cavium, Inc. (a)	29,470	1,821,835
IPG Photonics Corp. (a) (b)	7,450	558,154
MKS Instruments, Inc.	31,780	1,163,148
Semtech Corp. (a)	33,106	912,733

		4,455,870

Software — 6.1%
Cornerstone OnDemand, Inc. (a)	18,820	662,464
Guidewire Software, Inc. (a)	33,550	1,698,636
Imperva, Inc. (a)	39,620	1,958,417
Proofpoint, Inc. (a)	23,570	1,136,781
SYNNEX Corp.	20,350	1,590,556

		7,046,854

		17,448,830

Utilities — 0.4%
Water — 0.4%
Aqua America, Inc.	15,085	402,770

TOTAL COMMON STOCK (Cost $90,075,452)		114,413,388

TOTAL EQUITIES (Cost $90,075,452)		114,413,388

The accompanying notes are an integral part of the financial statements.

50

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 11.3%
Diversified Financial — 11.3%
State Street Navigator Securities Lending Prime Portfolio (c)	12,921,094	$12,921,094

TOTAL MUTUAL FUNDS (Cost $12,921,094)		12,921,094

TOTAL LONG-TERM INVESTMENTS (Cost $102,996,546)		127,334,482

	Principal Amount

SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (d)	$305,168	305,168

TOTAL SHORT-TERM INVESTMENTS (Cost $305,168)		305,168

TOTAL INVESTMENTS — 111.3% (Cost $103,301,714) (e)		127,639,650

Other Assets/(Liabilities) — (11.3)%		(12,978,666)

NET ASSETS — 100.0%		$114,660,984

Notes to Portfolio of Investments

Percentages	are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $12,609,293 or 11.00% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $305,168. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 1/01/33, and an aggregate market value, including accrued interest, of $312,298.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

51

MML Strategic Emerging Markets Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 94.0%

COMMON STOCK — 91.8%
Basic Materials — 2.4%
Chemicals — 0.2%
Asian Paints Ltd.	14,854	$176,218

Mining — 2.2%
Alrosa AO (a)	480,418	506,078
Glencore PLC	339,711	1,563,604
Grupo Mexico SAB de CV	11,672	33,852

		2,103,534

		2,279,752

Communications — 19.1%
Internet — 12.0%
58.com, Inc. (a) (b)	4,700	195,285
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	7,300	758,762
B2W Cia Digital (a)	31,313	262,411
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	19,840	4,522,925
JD.com, Inc. (a)	32,942	762,278
MercadoLibre, Inc. (b)	6,810	869,433
NAVER Corp.	1,179	761,658
Tencent Holdings Ltd.	136,459	1,957,959
Yandex NV (a)	74,510	1,338,200

		11,428,911

Media — 3.4%
Grupo Televisa SAB Sponsored ADR (Mexico)	38,210	1,301,433
Naspers Ltd.	6,130	789,225
Zee Entertainment Enterprises Ltd.	184,758	1,110,178

		3,200,836

Telecommunications — 3.7%
America Movil SAB de CV Sponsored ADR (Mexico)	83,940	1,861,789
MTN Group Ltd.	35,025	664,662
Telefonica Brasil SA Sponsored ADR (Brazil) (b)	53,620	948,002

		3,474,453

		18,104,200

Consumer, Cyclical — 10.6%
Apparel — 1.8%
Hermes International (b)	382	136,211
Prada SpA	280,700	1,582,726

		1,718,937

Leisure Time — 0.3%
Qunar Cayman Islands Ltd. (a) (b)	11,400	324,102

Lodging — 2.2%
Genting Bhd	398,600	1,010,490

	Number of Shares	Value
Homeinns Hotel Group ADR (a)	16,300	$489,326
Melco Crown Entertainment Ltd. ADR (Cayman Islands)	22,360	567,944

		2,067,760

Retail — 6.3%
Almacenes Exito SA	30,051	366,462
Almacenes Exito SA (c)	27,300	335,435
Astra International Tbk PT	2,517,000	1,494,006
Cie Financiere Richemont SA	13,803	1,222,633
CP ALL PCL	657,700	849,612
Jollibee Foods Corp.	122,480	584,621
SM Investments Corp.	50,730	919,280
Wal-Mart de Mexico SAB de CV	98,254	211,309

		5,983,358

		10,094,157

Consumer, Non-cyclical — 20.1%
Beverages — 6.2%
AMBEV SA	106,800	664,296
Anadolu Efes Biracilik Ve Malt Sanayii AS (a)	49,531	481,406
Carlsberg A/S Class B	9,344	725,614
Fomento Economico Mexicano SAB de CV	96,244	853,647
Nigerian Breweries PLC	465,711	420,667
Pernod-Ricard SA	11,251	1,247,477
SABMiller PLC	21,174	1,095,803
Tsingtao Brewery Co. Ltd.	56,000	379,493

		5,868,403

Commercial Services — 3.1%
DP World Ltd.	46,206	934,860
DP World Ltd.	4,291	90,111
Estacio Participacoes SA	56,800	502,662
Kroton Educacional SA	93,506	538,786
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands) (a)	43,900	895,999

		2,962,418

Cosmetics & Personal Care — 0.9%
Colgate-Palmolive India Ltd.	11,337	320,730
Natura Cosmeticos SA	40,200	481,443

		802,173

Foods — 5.3%
BIM Birlesik Magazalar AS	21,009	449,772
Cencosud SA	250,480	625,947
Magnit OJSC (a)	12,461	1,991,896
Tingyi Cayman Islands Holding Corp.	526,000	1,199,412
Ulker Biskuvi Sanayi AS	26,123	206,740
Want Want China Holdings Ltd.	454,000	595,579

		5,069,346

The accompanying notes are an integral part of the financial statements.

52

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 0.2%
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	264,000	$213,417

Health Care – Services — 0.8%
Apollo Hospitals Enterprise Ltd.	28,333	506,168
Diagnosticos da America SA	69,500	291,054

		797,222

Household Products — 0.6%
Hindustan Unilever Ltd.	7,976	95,433
Marico Ltd.	52,082	267,462
Unilever Indonesia Tbk PT	77,000	200,907

		563,802

Pharmaceuticals — 3.0%
Cipla Ltd/India	53,762	532,369
Divi’s Laboratories Ltd.	1,983	53,971
Dr Reddy’s Laboratories Ltd.	14,257	730,477
Glenmark Pharmaceuticals Ltd.	13,209	160,578
Lupin Ltd.	5,629	127,465
Sinopharm Group Co.	228,000	803,966
Sun Pharmaceutical Industries Ltd.	30,251	395,513

		2,804,339

		19,081,120

Diversified — 3.4%
Holding Company – Diversified — 3.4%
Alfa SAB de CV	50,353	112,523
Haci Omer Sabanci Holding AS	214,009	929,726
Jardine Strategic Holdings Ltd.	28,193	959,432
LVMH Moet Hennessy Louis Vuitton SA	8,006	1,266,021

		3,267,702

Energy — 4.8%
Oil & Gas — 4.2%
NovaTek OAO (d)	23,684	1,839,347
Petroleo Brasileiro SA Sponsored ADR (Brazil)	114,600	868,668
Tullow Oil PLC	137,927	872,701
Vallares PLC (a)	35,757	382,742

		3,963,458

Oil & Gas Services — 0.6%
China Oilfield Services Ltd.	260,000	451,932
Eurasia Drilling Co. Ltd. (d)	3,718	65,768
Eurasia Drilling Co. Ltd. (d)	5,117	91,083

		608,783

		4,572,241

Financial — 21.2%
Banks — 6.5%
Banco Bradesco SA Sponsored ADR (Brazil) (b)	37,600	502,712

	Number of Shares	Value
Bancolombia SA Sponsored ADR (Colombia) (b)	9,760	$467,309
Commercial International Bank	89,250	612,887
Grupo Financiero Inbursa SAB de CV	248,971	645,810
Guaranty Trust Bank PLC	1,895,266	260,780
HSBC Holdings PLC	54,404	517,238
ICICI Bank Ltd. Sponsored ADR (India)	181,350	2,094,593
Turkiye Garanti Bankasi AS	202,894	812,985
Zenith Bank PLC	2,631,327	264,714

		6,179,028

Diversified Financial — 7.3%
BM&F BOVESPA SA	262,500	972,423
Grupo Financiero Banorte SAB de CV Class O	238,939	1,320,228
Hong Kong Exchanges and Clearing Ltd.	33,771	742,917
Housing Development Finance Corp.	163,947	2,925,404
Old Mutual PLC	285,657	850,598
Shriram Transport Finance Co. Ltd.	3,997	69,789

		6,881,359

Insurance — 2.7%
AIA Group Ltd.	189,200	1,038,201
China Life Insurance Co. Ltd.	187,000	729,917
China Pacific Insurance Group Co. Ltd. Class H	102,600	510,910
Sul America SA	67,100	322,251

		2,601,279

Investment Companies — 1.3%
Grupo Aval Acciones y Valores (b)	60,500	628,595
Grupo de Inversiones Suramericana SA	35,743	595,548

		1,224,143

Real Estate — 3.4%
Cyrela Brazil Realty SA	83,900	345,685
Hang Lung Properties Ltd.	95,000	429,611
Hang Lung Properties Ltd.	491,000	1,368,362
SM Prime Holdings, Inc.	1,743,500	661,034
SOHO China Ltd.	575,500	405,393

		3,210,085

		20,095,894

Industrial — 4.6%
Aerospace & Defense — 1.2%
Embraer SA Sponsored ADR (Brazil)	30,260	1,115,384

Building Materials — 1.9%
Ambuja Cements Ltd.	107,048	386,121
Indocement Tunggal Prakarsa Tbk PT	249,000	503,187
Semen Indonesia Persero Tbk PT	388,000	504,080
Ultratech Cement Ltd.	9,417	398,375

		1,791,763

The accompanying notes are an integral part of the financial statements.

53

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Engineering & Construction — 0.6%
Airports of Thailand PCL	23,700	$203,143
Grupo Aeroportuario del Sureste SAB de CV	17,457	230,622
Larsen & Toubro Ltd.	8,590	201,831

		635,596

Metal Fabricate & Hardware — 0.9%
Tenaris SA Sponsored ADR (Luxembourg) (b)	28,510	861,287

		4,404,030

Technology — 5.6%
Computers — 1.0%
Tata Consultancy Services Ltd.	24,058	976,371

Semiconductors — 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	422,000	1,862,172

Software — 2.6%
Infosys Technologies Ltd.	78,906	2,450,890

		5,289,433

TOTAL COMMON STOCK (Cost $91,122,886)		87,188,529

PREFERRED STOCK — 2.2%
Communications — 0.1%
Media — 0.1%
Zee Entertainment Enterprises Ltd. 6.000%	5,038,404	69,443

Consumer, Cyclical — 1.6%
Retail — 1.6%
Lojas Americanas SA 0.720%	238,700	1,547,074

Financial — 0.5%
Banks — 0.5%
Banco Davivienda SA 3.570%	31,316	364,950
Bancolombia SA 2.790%	6,064	72,802

		437,752

TOTAL PREFERRED STOCK (Cost $1,920,652)		2,054,269

TOTAL EQUITIES (Cost $93,043,538)		89,242,798

MUTUAL FUNDS — 5.0%
Diversified Financial — 5.0%
State Street Navigator Securities Lending Prime Portfolio (e)	4,734,845	4,734,845

TOTAL MUTUAL FUNDS (Cost $4,734,845)		4,734,845

	Number of Shares	Value
WARRANTS — 0.1%
Consumer, Cyclical — 0.1%
Lodging — 0.1%
Genting BHD, Expires 12/18/18, Strike Price 7.96 (a)	81,500	$65,032

TOTAL WARRANTS (Cost $38,401)		65,032

TOTAL LONG-TERM INVESTMENTS (Cost $97,816,784)		94,042,675

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 7.0%
Repurchase Agreement — 7.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (f)	$6,683,460	6,683,460

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	22,792	22,792

TOTAL SHORT-TERM INVESTMENTS (Cost $6,706,252)		6,706,252

TOTAL INVESTMENTS — 106.1% (Cost $104,523,036) (g)		100,748,927

Other Assets/(Liabilities) — (6.1)%		(5,795,550)

NET ASSETS — 100.0%		$94,953,377

Notes to Portfolio of Investments

Percentages	are stated as a percent of net assets.
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $4,608,996 or 4.85% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $335,435 or 0.35% of net assets.
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject

The accompanying notes are an integral part of the financial statements.

54

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

to, the registration requirements of the Securities Act of 1933. At December 31, 2014, these securities amounted to a value of $1,996,198 or 2.10% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $6,683,464. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500% – 2.750%, maturity dates ranging from 4/01/28 – 11/15/28, and an aggregate market value, including accrued interest, of $6,818,666.
(g)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

India	14.7%
Cayman Islands	13.5%
Brazil	9.9%
Mexico	6.9%
United States	5.9%
United Kingdom	5.2%
Russia	4.6%
Hong Kong	3.8%
China	3.3%
Turkey	3.0%
Colombia	3.0%
Indonesia	2.8%
France	2.8%
Philippines	2.3%
Taiwan	2.0%
Italy	1.7%
South Africa	1.5%
Netherlands	1.4%
Switzerland	1.3%
Malaysia	1.1%
Thailand	1.1%
United Arab Emirates	1.1%
Bermuda	1.0%
Nigeria	1.0%
Luxembourg	0.9%
Republic of Korea	0.8%
Denmark	0.8%
Chile	0.7%
Egypt	0.6%
Channel Islands	0.4%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

55

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2014

	MML High Yield Fund	MML Inflation- Protected and Income Fund
Assets:
Investments, at value (Note 2) (a)	$133,513,131	$645,898,055
Short-term investments, at value (Note 2) (b)	5,826,120	200,140,101

Total investments (c)	139,339,251	846,038,156

Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	-	8,480,108
Collateral held for reverse repurchase agreements (Note 2)	-	3,308,030
Investment adviser (Note 3)	19,136	-
Fund shares sold	1,843	4,911,114
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	2,360,127	2,039,970
Foreign taxes withheld	-	-

Total assets	141,720,357	864,777,378

Liabilities:
Payables for:
Investments purchased	-	-
Reverse repurchase agreements (Note 2)	-	399,247,118
Interest for reverse repurchase agreements (Note 2)	-	145,480
Fund shares repurchased	16,287	74,552
Securities on loan (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	12,379	64,239
Variation margin on open derivative instruments (Note 2)	-	51,459
Affiliates (Note 3):
Investment advisory fees	76,945	227,537
Administration fees	19,235	-
Service fees	16,572	32,764
Due to custodian	-	24
Accrued expense and other liabilities	47,307	65,576

Total liabilities	188,725	399,908,749

Net assets	$141,531,632	$464,868,629

Net assets consist of:
Paid-in capital	$145,435,281	$469,964,135
Undistributed (accumulated) net investment income (loss)	-	-
Distributions in excess of net investment income	(11,845)	(187,457)
Accumulated net realized gain (loss) on investments and foreign currency transactions	582,842	(6,985,264)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(4,474,646)	2,077,215

Net assets	$141,531,632	$464,868,629

(a) Cost of investments:	$137,987,777	$643,213,366
(b) Cost of short-term investments:	$5,826,120	$200,140,101
(c) Securities on loan with market value of:	$-	$-
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

56

MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$186,933,499	$127,334,482	$94,042,675
2,970,428	305,168	6,706,252

189,903,927	127,639,650	100,748,927

-	-	254,352

7	1,599,301	80,441
-	-	-
2,343	-	41,666
1,938	9,666	250,843
39,566	-	-
1,053,957	192,647	77,204
-	-	5,833

191,001,738	129,441,264	101,459,266

-	1,398,192	1,284,830
-	-	-
-	-	-
87,470	323,932	32,063
-	12,921,094	4,734,845
22,289	27,721	6,455
4,069	-	-

69,385	66,236	90,859
17,346	-	21,633
15,478	5,886	5,758
12,604	-	11,651
47,124	37,219	317,795

275,765	14,780,280	6,505,889

$190,725,973	$114,660,984	$94,953,377

$193,127,710	$76,284,517	$99,846,105
57,932	1,107,846	475,214
-	-	-
(2,441,917)	12,930,685	(1,356,445)
(17,752)	24,337,936	(4,011,497)

$190,725,973	$114,660,984	$94,953,377

$186,606,416	$102,996,546	$97,816,784
$2,970,428	$305,168	$6,706,252
$-	$12,609,293	$4,608,996
$-	$-	$254,128

57

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MML High Yield Fund	MML Inflation- Protected and Income Fund
Initial Class shares:
Net assets	$-	$412,860,815

Shares outstanding (a)	-	40,559,959

Net asset value, offering price and redemption price per share	$-	$10.18

Class II shares:
Net assets	$116,277,125	$-

Shares outstanding (a)	11,652,914	-

Net asset value, offering price and redemption price per share	$9.98	$-

Service Class shares:
Net assets	$-	$52,007,814

Shares outstanding (a)	-	5,126,564

Net asset value, offering price and redemption price per share	$-	$10.14

Service Class I shares:
Net assets	$25,254,507	$-

Shares outstanding (a)	2,537,125	-

Net asset value, offering price and redemption price per share	$9.95	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

58

MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$104,745,416	$-

-	9,841,440	-

$-	$10.64	$-

$166,437,562	$-	$85,833,419

16,910,953	-	8,916,225

$9.84	$-	$9.63

$-	$9,915,568	$-

-	942,496	-

$-	$10.52	$-

$24,288,411	$-	$9,119,958

2,469,989	-	944,948

$9.83	$-	$9.65

59

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MML High Yield Fund	MML Inflation- Protected and Income Fund
Investment income (Note 2):
Dividends (a)	$-	$-
Interest	11,401,182	10,307,363
Securities lending net income	-	-

Total investment income	11,401,182	10,307,363

Expenses (Note 3):
Investment advisory fees	936,040	2,182,881
Custody fees	58,225	81,468
Interest expense	-	522,436
Audit fees	34,719	35,173
Legal fees	2,017	2,722
Proxy fees	1,028	1,028
Shareholder reporting fees	17,477	36,311
Trustees’ fees	9,613	23,026

	1,059,119	2,885,045
Administration fees:
Class II	195,458	-
Service Class I	38,553	-
Distribution and Service fees:
Service Class	-	131,928
Service Class I	64,254	-

Total expenses	1,357,384	3,016,973
Expenses waived (Note 3):
Class II fees reimbursed by adviser	(50,534)	-
Service Class I fees reimbursed by adviser	(10,142)	-
Class II advisory fees waived	(130,287)	-
Service Class I advisory fees waived	(25,720)	-

Net expenses	1,140,701	3,016,973

Net investment income (loss)	10,260,481	7,290,390

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	628,613	3,608,028
Futures contracts	-	(1,381,645)
Swap agreements	-	(80,800)
Foreign currency transactions	-	(732)

Net realized gain (loss)	628,613	2,144,851

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(8,859,880)	2,026,028
Futures contracts	-	(468,426)
Swap agreements	-	(33,193)
Translation of assets and liabilities in foreign currencies	-	(3,095)

Net change in unrealized appreciation (depreciation)	(8,859,880)	1,521,314

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(8,231,267)	3,666,165

Net increase (decrease) in net assets resulting from operations	$2,029,214	$10,956,555

(a) Net of withholding tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

60

MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Strategic Emerging Markets Fund

$-	$2,011,925	$1,822,648
4,166,872	185	952
-	81,183	33,695

4,166,872	2,093,293	1,857,295

812,846	714,957	1,075,482
37,348	11,331	312,937
-	-	-
35,252	23,553	72,616
2,986	1,515	1,517
1,028	1,028	1,028
20,838	12,432	16,669
12,676	6,720	6,446

922,974	771,536	1,486,695

180,635	-	233,260
22,576	-	22,807

-	22,005	-
56,441	-	22,807

1,182,626	793,541	1,765,569

(7,450)	-	(281,211)
(1,072)	-	(27,575)
-	-	-
-	-	-

1,174,104	793,541	1,456,783

2,992,768	1,299,752	400,512

757,780	18,723,231	1,140,072
563,418	-	-
(72,260)	-	-
(458)	(549)	(51,988)

1,248,480	18,722,682	1,088,084

(1,020,263)	(7,281,974)	(5,645,467)
(261,918)	-	-
(27,609)	-	-
(1,938)	-	(191,383)

(1,311,728)	(7,281,974)	(5,836,850)

(63,248)	11,440,708	(4,748,766)

$2,929,520	$12,740,460	$(4,348,254)

$-	$-	$156,548

61

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML High Yield Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$10,260,481	$8,957,827
Net realized gain (loss) on investment transactions	628,613	6,013,649
Net change in unrealized appreciation (depreciation) on investments	(8,859,880)	(848,013)

Net increase (decrease) in net assets resulting from operations	2,029,214	14,123,463

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(8,714,003)	(7,607,553)
Service Class	-	-
Service Class I	(1,714,887)	(1,300,255)

Total distributions from net investment income	(10,428,890)	(8,907,808)

From net realized gains:
Initial Class	-	-
Class II	(5,338,556)	(2,919,330)
Service Class	-	-
Service Class I	(993,785)	(470,664)

Total distributions from net realized gains	(6,332,341)	(3,389,994)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	(854,480)	5,403,490
Service Class	-	-
Service Class I	5,726,142	5,271,684

Increase (decrease) in net assets from fund share transactions	4,871,662	10,675,174

Total increase (decrease) in net assets	(9,860,355)	12,500,835
Net assets
Beginning of year	151,391,987	138,891,152

End of year	$141,531,632	$151,391,987

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$74,396

Distributions in excess of net investment income included in net assets at end of year	$(11,845)	$-

The accompanying notes are an integral part of the financial statements.

62

MML Inflation-Protected and Income Fund		MML Short-Duration Bond Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$7,290,390	$5,457,278	$2,992,768	$2,736,847
2,144,851	8,428,210	1,248,480	279,778
1,521,314	(49,115,841)	(1,311,728)	(1,316,971)

10,956,555	(35,230,353)	2,929,520	1,699,654

(9,093,862)	(6,144,815)	-	-
-	-	(4,343,604)	(3,664,440)
(1,368,171)	(940,978)	-	-
-	-	(499,898)	(369,770)

(10,462,033)	(7,085,793)	(4,843,502)	(4,034,210)

(7,105,127)	(8,544,115)	-	-
-	-	(24,648)	(805,227)
(1,153,841)	(1,613,200)	-	-
-	-	(2,860)	(100,157)

(8,258,968)	(10,157,315)	(27,508)	(905,384)

93,431,108	5,688,025	-	-
-	-	(27,145,769)	32,135,570
(1,080,029)	(3,445,716)	-	-
-	-	2,836,801	1,201,285

92,351,079	2,242,309	(24,308,968)	33,336,855

84,586,633	(50,231,152)	(26,250,458)	30,096,915

380,281,996	430,513,148	216,976,431	186,879,516

$464,868,629	$380,281,996	$190,725,973	$216,976,431

$-	$723,907	$57,932	$460,931

$(187,457)	$-	$-	$-

63

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Equity Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,299,752	$856,048
Net realized gain (loss) on investment transactions	18,722,682	16,126,989
Net change in unrealized appreciation (depreciation) on investments	(7,281,974)	17,177,224

Net increase (decrease) in net assets resulting from operations	12,740,460	34,160,261

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(985,388)	(950,858)
Class II	-	-
Service Class	(72,332)	(55,926)
Service Class I	-	-

Total distributions from net investment income	(1,057,720)	(1,006,784)

From net realized gains:
Initial Class	(13,001,220)	(10,569,277)
Service Class	(1,160,019)	(728,020)

Total distributions from net realized gains	(14,161,239)	(11,297,297)

Net fund share transactions (Note 5):
Initial Class	2,864,770	880,320
Class II	-	-
Service Class	2,453,908	1,864,948
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	5,318,678	2,745,268

Total increase (decrease) in net assets	2,840,179	24,601,448
Net assets
Beginning of year	111,820,805	87,219,357

End of year	$114,660,984	$111,820,805

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,107,846	$842,197

The accompanying notes are an integral part of the financial statements.

64

MML Strategic Emerging Markets Fund
Year Ended December 31, 2014	Year Ended December 31, 2013

$400,512	$458,193
1,088,084	(1,582,924)
(5,836,850)	(1,701,019)

(4,348,254)	(2,825,750)

-	-
(286,757)	-
-	-
(4,290)	-

(291,047)	-

-	-
-	-

-	-

-	-
(1,726,527)	47,048,037
-	-
545,947	869,969

(1,180,580)	47,918,006

(5,819,881)	45,092,256

100,773,258	55,681,002

$94,953,377	$100,773,258

$475,214	$274,367

65

MML Series Investment Funds II – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended December 31, 2014

MML Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$10,956,555
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(488,804,606)
Investments sold	368,230,139
(Increase) decrease to the principal amount of inflation-indexed bonds	(5,450,407)
(Purchase) Sale of short-term investments, net	(37,211,521)
Amortization (accretion) of discount and premium, net	2,306,235
(Increase) Decrease in receivable from interest and dividends	(196,625)
Increase (Decrease) in payable for Trustees’ fees and expenses	9,428
Increase (Decrease) in payable for investment advisory fees	48,994
Increase (Decrease) in payable for service fees	(682)
Increase (Decrease) in variation margin receivable on open derivative instruments	32,798
Increase (Decrease) in payable for accrued expenses and other liabilities	(2,458)
Net change in unrealized (appreciation) depreciation on investments	(2,026,028)
Net realized (gain) loss from investments	(3,608,028)

Net cash from (used in) operating activities	(155,716,206)

Cash flows from (used in) financing activities:
Increase (Decrease) in due to custodian	24
Proceeds from shares sold	155,041,107
Payment on shares redeemed	(69,695,566)
Proceeds from reverse repurchase agreements	(196,264,544)
Repayment of reverse repurchase agreements	265,320,114
Increase (Decrease) in collateral held for reverse repurchase agreements	1,277,863
Increase (Decrease) in payable for interest for reverse repurchase agreements	37,158

Net cash from (used in) financing activities	155,716,156

Net increase (decrease) in cash	(50)
Cash at beginning of year	50

Cash at end of year	$0

Non cash financing activities not included herein consist of:
Reinvestment of all distributions	$18,721,001
Cash paid out for interest on reverse repurchase agreements	$485,278

The accompanying notes are an integral part of the financial statements.

66

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/14	$11.03	$0.72	$(0.57)	$0.15	$(0.74)	$(0.46)	$(1.20)	$9.98	1.05%		$116,277	0.83%		0.69%		6.62%
12/31/13	10.93	0.76	0.38	1.14	(0.74)	(0.30)	(1.04)	11.03	10.84%		129,251	0.84%		0.69%		6.88%
12/31/12	10.03	0.74	0.89	1.63	(0.67)	(0.06)	(0.73)	10.93	16.76%		122,192	0.86%		0.69%		7.01%
12/31/11	10.18	0.75	(0.15)	0.60	(0.75)	-	(0.75)	10.03	6.07%		70,558	0.84%		0.69%		7.28%
12/31/10[g]	10.00	0.48	0.18	0.66	(0.48)	-	(0.48)	10.18	6.79%	[b]	62,005	0.89%	[a]	0.69%	[a]	7.23%	[a]
Service Class I
12/31/14	$11.01	$0.69	$(0.58)	$0.11	$(0.71)	$(0.46)	$(1.17)	$9.95	0.71%		$25,255	1.08%		0.94%		6.38%
12/31/13	10.91	0.73	0.38	1.11	(0.71)	(0.30)	(1.01)	11.01	10.59%		22,141	1.09%		0.94%		6.63%
12/31/12	10.01	0.72	0.89	1.61	(0.65)	(0.06)	(0.71)	10.91	16.53%		16,699	1.11%		0.94%		6.77%
12/31/11	10.17	0.72	(0.15)	0.57	(0.73)	-	(0.73)	10.01	5.77%		7,353	1.09%		0.94%		7.06%
12/31/10[g]	10.00	0.47	0.17	0.64	(0.47)	-	(0.47)	10.17	6.60%	[b]	2,010	1.14%	[a]	0.94%	[a]	7.03%	[a]

	Year ended December 31
	2014	2013	2012	2011	2010[b]
Portfolio turnover rate	79%	113%	95%	69%	72%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

67

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[n]	Interest expense to average daily net assets[p]	Net investment income (loss) to average daily net assets[n]
Initial Class
12/31/14	$10.35	$0.19	$0.16	$0.35	$(0.29)	$(0.23)	$(0.52)	$10.18	3.45%		$412,861	0.73%	0.13%	1.85%
12/31/13	11.86	0.16	(1.16)	(1.00)	(0.21)	(0.30)	(0.51)	10.35	(8.68%	)	326,380	0.77%	0.17%	1.45%
12/31/12	11.56	0.32	0.47	0.79	(0.38)	(0.11)	(0.49)	11.86	6.89%		365,094	0.81%	0.21%	2.70%
12/31/11	10.71	0.51	0.90	1.41	(0.56)	-	(0.56)	11.56	13.49%		357,595	0.76%	0.16%	4.55%
12/31/10	10.38	0.25	0.42	0.67	(0.34)	-	(0.34)	10.71	6.56%		395,893	0.80%	0.21%	2.32%
Service Class
12/31/14	$10.32	$0.18	$0.14	$0.32	$(0.27)	$(0.23)	$(0.50)	$10.14	3.16%		$ 52,008	0.98%	0.13%	1.75%
12/31/13	11.83	0.13	(1.16)	(1.03)	(0.18)	(0.30)	(0.48)	10.32	(8.95%	)	53,902	1.02%	0.17%	1.20%
12/31/12	11.53	0.29	0.47	0.76	(0.35)	(0.11)	(0.46)	11.83	6.65%		65,419	1.06%	0.21%	2.44%
12/31/11	10.69	0.45	0.92	1.37	(0.53)	-	(0.53)	11.53	13.15%		47,034	1.01%	0.16%	4.04%
12/31/10	10.36	0.22	0.43	0.65	(0.32)	-	(0.32)	10.69	6.32%		31,557	1.05%	0.21%	2.06%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	67%	57%	31%	35%	44%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

68

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/14	$9.94	$0.15	$(0.01)	$0.14	$(0.24)	$(0.00)[d]	$(0.24)	$9.84	1.46%		$166,438	0.55%		0.55%	[k]	1.50%
12/31/13	10.10	0.14	(0.05)	0.09	(0.20)	(0.05)	(0.25)	9.94	0.89%		195,279	0.55%		0.55%	[k]	1.38%
12/31/12	10.25	0.16	0.14	0.30	(0.20)	(0.25)	(0.45)	10.10	3.00%		166,054	0.58%		0.55%		1.58%
12/31/11	10.13	0.15	0.22	0.37	(0.17)	(0.08)	(0.25)	10.25	3.65%		204,222	0.55%		0.55%		1.49%
12/31/10[g]	10.00	0.12	0.16	0.28	(0.15)	-	(0.15)	10.13	2.84%	[b]	200,161	0.57%	[a]	0.55%	[a]	1.83%	[a]
Service Class I
12/31/14	$9.94	$0.12	$(0.01)	$0.11	$(0.22)	$(0.00)[d]	$(0.22)	$9.83	1.11%		$24,288	0.80%		0.80%	[k]	1.26%
12/31/13	10.09	0.11	(0.03)	0.08	(0.18)	(0.05)	(0.23)	9.94	0.74%		21,697	0.80%		0.80%	[k]	1.13%
12/31/12	10.24	0.14	0.14	0.28	(0.18)	(0.25)	(0.43)	10.09	2.77%		20,825	0.83%		0.80%		1.35%
12/31/11	10.13	0.13	0.21	0.34	(0.15)	(0.08)	(0.23)	10.24	3.32%		13,085	0.80%		0.80%		1.26%
12/31/10[g]	10.00	0.10	0.17	0.27	(0.14)	-	(0.14)	10.13	2.74%	[b]	6,225	0.82%	[a]	0.80%	[a]	1.48%	[a]

	Year ended December 31
	2014	2013	2012	2011	2010[b,q]
Portfolio turnover rate	86%	114%	322%	317%	214%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 3, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

69

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$10.97	$0.13	$1.11	$1.24	$(0.11)	$(1.46)	$(1.57)	$10.64	12.16%		$104,745	0.70%	1.19%
12/31/13	8.82	0.09	3.39	3.48	(0.11)	(1.22)	(1.33)	10.97	41.02%		104,147	0.72%	0.86%
12/31/12	7.57	0.09	1.29	1.38	-	(0.13)	(0.13)	8.82	18.39%		82,675	0.82%	1.09%
12/31/11	9.27	0.05	(0.32)	(0.27)	(0.09)	(1.34)	(1.43)	7.57	(2.17%	)	93,881	0.77%	0.59%
12/31/10	7.57	0.06	1.70	1.76	(0.06)	-	(0.06)	9.27	23.38%		130,680	0.76%	0.70%
Service Class
12/31/14	$10.87	$0.10	$1.10	$1.20	$(0.09)	$(1.46)	$(1.55)	$10.52	11.88%		$9,916	0.95%	0.94%
12/31/13	8.76	0.06	3.36	3.42	(0.09)	(1.22)	(1.31)	10.87	40.67%		7,674	0.97%	0.63%
12/31/12	7.53	0.08	1.28	1.36	-	(0.13)	(0.13)	8.76	18.09%		4,545	1.07%	0.96%
12/31/11	9.23	0.03	(0.32)	(0.29)	(0.07)	(1.34)	(1.41)	7.53	(2.41%	)	3,090	1.02%	0.37%
12/31/10	7.54	0.04	1.69	1.73	(0.04)	-	(0.04)	9.23	23.08%		2,805	1.01%	0.51%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	65%	65%	92%	103%	62%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

70

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/14	$10.21	$0.04	$(0.59)	$(0.55)	$(0.03)	$-	$(0.03)	$9.63	(5.41%	)	$85,833	1.70%	1.40%	0.42%
12/31/13	10.91	0.08	(0.78)	(0.70)	-	-	-	10.21	(6.42%	)	91,651	1.56%	1.40%	0.82%
12/31/12	9.43	0.06	1.47	1.53	(0.05)	-	(0.05)	10.91	16.20%		46,830	1.63%	1.40%	0.56%
12/31/11	13.31	0.03	(2.96)	(2.93)	(0.07)	(0.88)	(0.95)	9.43	(22.26%	)	17,992	1.70%	1.40%	0.28%
12/31/10	11.80	0.04	1.96	2.00	(0.04)	(0.45)	(0.49)	13.31	16.99%		180	1.65%	1.40%	0.37%
Service Class I
12/31/14	$10.23	$0.01	$(0.59)	$(0.58)	$(0.00)[d]	$-	$(0.00)[d]	$9.65	(5.63%	)	$9,120	1.95%	1.65%	0.14%
12/31/13	10.97	0.08	(0.82)	(0.74)	-	-	-	10.23	(6.75%	)	9,122	1.81%	1.65%	0.76%
12/31/12	9.48	0.03	1.48	1.51	(0.02)	-	(0.02)	10.97	15.91%		8,851	1.88%	1.65%	0.26%
12/31/11	13.32	0.11	(3.07)	(2.96)	(0.00)[d]	(0.88)	(0.88)	9.48	(22.44%	)	7,183	1.95%	1.65%	0.84%
12/31/10	11.82	0.01	1.95	1.96	(0.01)	(0.45)	(0.46)	13.32	16.75%		27,037	1.90%	1.65%	0.12%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	44%	145%	62%	75%	45%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

71

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are five series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small Cap Equity Fund (“Small Cap Equity Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities with remaining maturities of 60 days or less are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty

72

Notes to Financial Statements (Continued)

information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

73

Notes to Financial Statements (Continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The High Yield Fund characterized all investments at Level 2, as of December 31, 2014. For the High Yield Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2014, for the remaining Funds’ investments:

74

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$36,304,853	$-	$36,304,853
Municipal Obligations	-	360,500	-	360,500
Non-U.S. Government Agency Obligations	-	155,553,701	264,636	155,818,337
U.S. Government Agency Obligations and Instrumentalities	-	1,709,504	-	1,709,504
U.S. Treasury Obligations	-	451,296,641	-	451,296,641
Purchased Options	-	408,220	-	408,220
Short-Term Investments	-	200,140,101	-	200,140,101

Total Investments	$-	$845,773,520	$264,636	$846,038,156

Asset Derivatives
Futures Contracts	$22,637	$-	$-	$22,637

Liability Derivatives
Futures Contracts	$(393,745)	$-	$-	$(393,745)
Swap Agreements	-	(370,997)	-	(370,997)

Total	$(393,745)	$(370,997)	$-	$(764,742)

Short-Duration Bond Fund
Asset Investments
Corporate Debt	$-	$73,186,323	$-	$73,186,323
Municipal Obligations	-	860,964	-	860,964
Non-U.S. Government Agency Obligations	-	49,880,490	165,398	50,045,888
U.S. Government Agency Obligations and Instrumentalities	-	10,743,435	-	10,743,435
U.S. Treasury Obligations	-	51,622,285	-	51,622,285
Purchased Options	-	474,604	-	474,604
Short-Term Investments	-	2,970,428	-	2,970,428

Total Investments	$-	$189,738,529	$165,398	$189,903,927

Liability Derivatives
Futures Contracts	$(83,282)	$-	$-	$(83,282)
Swap Agreements	-	(365,387)	-	(365,387)

Total	$(83,282)	$(365,387)	$-	$(448,669)

Small Cap Equity Fund
Asset Investments
Common Stock	$113,945,634	$467,754 *	$-	$114,413,388
Mutual Funds	12,921,094	-	-	12,921,094
Short-Term Investments	-	305,168	-	305,168

Total Investments	$126,866,728	$772,922	$-	$127,639,650

Strategic Emerging Markets Fund
Asset Investments
Common Stock	$25,962,942	$61,225,587 *	$-	$87,188,529
Preferred Stock	-	2,054,269	-	2,054,269
Mutual Funds	4,734,845	-	-	4,734,845
Warrants	-	65,032	-	65,032
Short-Term Investments	-	6,706,252	-	6,706,252

Total Investments	$30,697,787	$70,051,140	$-	$100,748,927

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.

75

Notes to Financial Statements (Continued)

The following table shows Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2014.

Statements of Assets and Liabilities location:	Inflation- Protected and Income Fund	Short-Duration Bond Fund	Small Cap Equity Fund	Strategic Emerging Markets Fund
Receivables from:
Collateral held for reverse repurchase agreements	X

Payables for:
Reverse repurchase agreements	X
Securities on loan			X	X
Due to Custodian	X	X		X

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Strategic Emerging Markets Fund	$-	$1,480,508	$(1,480,508)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as inputs were less observable.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/13		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 12/31/14	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/14
High Yield Fund
Corporate Debt	$-	**	$-	$(573,750)	$573,750	$-	$- ***	$-		$-		$-	$-

Inflation-Protected and Income Fund
Non-U.S. Government
Agency Obligations†	$1,087,257		$-	$-	$(6,390)	$400,000	$(1,216,231)	$-		$-		$264,636	$6
Non-U.S. Government
Agency Obligations	-		-	-	-	2,594,944	-	-		(2,594,944	)****	-	-

	$1,087,257		$-	$-	$(6,390)	$2,994,944	$(1,216,231)	$-		$(2,594,944)		$264,636	$6

Short-Duration Bond Fund
Non-U.S. Government	$812,427		$-	$95,648	$(98,653)	$250,000	$(894,024)	$-		$-		$165,398	$3
Agency Obligations†
Non-U.S. Government
Agency Obligations	-		-	-	-	1,074,980	-	-		(1,074,980	)****	-	-

	$812,427		$-	$95,648	$(98,653)	$1,324,980	$(894,024)	$-		$(1,074,980)		$165,398	$3

Strategic Emerging Markets Fund
Common Stock	$-		$-	$1,902	$16,525	$15,336	$(197,264)	$163,501	††	$-		$-	$-

76

Notes to Financial Statements (Continued)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Represents security at $0 value as of December 31, 2013.
***	Represents security at $0 value at the time of write-off.
****	Transfers occurred between Level 3 and Level 2 as inputs were more observable.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Transfers occurred between Level 2 and Level 3 as inputs were less observable.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2014, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Inflation- Protected and Income Fund	Short- Duration Bond Fund	Strategic Emerging Markets Fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Interest Rate Swaps**
Hedging/Risk Management	A	A
Duration Management	M	M
Asset/Liability Management	M	M
Substitution for Direct Investment	M	M
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Options (Purchased)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Directional Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Rights and Warrants
Result of a Corporate Action			A

*	Includes any options purchased or written on futures contracts, if applicable.

**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

77

Notes to Financial Statements (Continued)

At December 31, 2014, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$-	$-	$408,220	$408,220
Futures Contracts^^	-	-	22,637	22,637

Total Value	$-	$-	$430,857	$430,857

Liability Derivatives
Futures Contracts^^	$-	$-	$(393,745)	$(393,745)
Swap Agreements^^,^^^	(162,253)	-	(208,744)	(370,997)

Total Value	$(162,253)	$-	$(602,489)	$(764,742)

Realized Gain (Loss)#
Purchased Options	$-	$-	$248,053	$248,053
Futures Contracts	-	-	(1,381,645)	(1,381,645)
Swap Agreements	(21,059)	-	(59,741)	(80,800)

Total Realized Gain (Loss)	$(21,059)	$-	$(1,193,333)	$(1,214,392)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$137,394	$137,394
Futures Contracts	-	-	(468,426)	(468,426)
Swap Agreements	(24,527)	-	(8,666)	(33,193)

Total Change in Appreciation (Depreciation)	$(24,527)	$-	$(339,698)	$(364,225)

Number of Contracts Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$15,435,000	$15,435,000
Futures Contracts	-	-	477	477
Swap Agreements	$9,150,000	$-	$13,821,250	$22,971,250

Short-Duration Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$474,604	$474,604

Liability Derivatives
Futures Contracts^^	$-	$-	$(83,282)	$(83,282)
Swap Agreements^^,^^^	(122,714)	-	(242,673)	(365,387)

Total Value	$(122,714)	$-	$(325,955)	$(448,669)

Realized Gain (Loss)#
Purchased Options	$-	$-	$288,391	$288,391
Futures Contracts	-	-	563,418	563,418
Swap Agreements	(16,232)	-	(56,028)	(72,260)

Total Realized Gain (Loss)	$(16,232)	$-	$795,781	$779,549

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$159,736	$159,736
Futures Contracts	-	-	(261,918)	(261,918)
Swap Agreements	(16,942)	-	(10,667)	(27,609)

Total Change in Appreciation (Depreciation)	$(16,942)	$-	$(112,849)	$(129,791)

78

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Short-Duration Bond Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$17,945,000	$17,945,000
Futures Contracts	-	-	247	247
Swap Agreements	$7,050,000	$-	$9,395,455	$16,445,455

Strategic Emerging Markets Fund
Asset Derivatives
Warrants*	$-	$65,032	$-	$65,032

Realized Gain (Loss)#
Rights	$-	$400	$-	$400

Change in Appreciation (Depreciation)##
Warrants	$-	$(12,848)	$-	$(12,848)

Number of Contracts Notional Amounts or Shares/Units†
Warrants	-	81,500	-	81,500
Rights	-	15,866	-	15,866

*	Statements of Assets and Liabilities location: Investments, at value.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps, which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for purchased options and swap agreements, or shares/units outstanding for rights and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2014.

The following table presents the Funds’ derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2014.

Counterparty	Derivatives Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received**	Net Amount*
Inflation-Protected and Income Fund
Credit Suisse International	$408,220	$-	$(314,502)	$93,718

Short-Duration Bond Fund
Credit Suisse International	$474,604	$-	$(453,818)	$20,786

*	Represents the net amount receivable from the counterparty in the event of default.
**	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

79

Notes to Financial Statements (Continued)

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2014, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2014:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Inflation-Protected and Income Fund
Futures Contracts — Short
U.S. Long Bond	03/20/15	5	$(722,812)	$(20,008)
U.S. Treasury Note 10 Year	03/20/15	87	(11,031,328)	(65,931)
U.S. Ultra Bond	03/20/15	40	(6,607,500)	(292,753)
U.S. Treasury Note 2 Year	03/31/15	113	(24,701,094)	22,637
U.S. Treasury Note 5 Year	03/31/15	62	(7,373,641)	(15,053)

				$(371,108)

Short-Duration Bond Fund
Futures Contracts — Long
U.S. Treasury Note 2 Year	03/31/15	224	$48,965,000	$(34,239)
U.S. Treasury Note 5 Year	03/31/15	386	45,906,859	(7,907)

				$(42,146)

Futures Contracts — Short
U.S. Treasury Note 10 Year	03/20/15	125	$(15,849,609)	$(1,116)
U.S. Long Bond	03/20/15	10	(1,445,625)	(40,020)

				$(41,136)

80

Notes to Financial Statements (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund

81

Notes to Financial Statements (Continued)

may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap transactions at December 31, 2014. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Inflation-Protected and Income Fund*
Credit Default Swaps - Buy Protection
Centrally Cleared Swaps
EUR	4,950,000	12/20/19	(1.000)%	ITRAXX Europe Series 22†	$(19,492)	$(75,608)	$(95,100)
USD	4,200,000	12/20/19	(1.000)%	CDX.NA.IG.23†	(5,035)	(62,118)	(67,153)

					(24,527)	(137,726)	(162,253)

Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
USD	4,645,000	4/29/24	Fixed 2.765%	3-Month USD-LIBOR-BBA	$(208,744)	$-	$(208,744)

82

Notes to Financial Statements (Continued)

Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund**
Credit Default Swaps - Buy Protection
Centrally Cleared Swaps
EUR	3,100,000	12/20/19	(1.000)%	ITRAXX Europe Series 22†	$(12,207)	$(47,350)	$(59,557)
USD	3,950,000	12/20/19	(1.000)%	CDX.NA.IG.23†	(4,735)	(58,422)	(63,157)

					(16,942)	(105,772)	(122,714)

Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
USD	5,400,000	4/29/24	Fixed 2.765%	3-Month USD-LIBOR-BBA	$(242,673)	$-	$(242,673)

EUR	Euro
USD	U.S. Dollar
*	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $145,150 in securities at December 31, 2014; collateral for swap agreements received by Credit Suisse International amounted to $97,476 in securities at December 31, 2014.
**	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $174,219 in securities at December 31, 2014; collateral for swap agreements received by Credit Suisse International amounted to $76,197 in securities at December 31, 2014.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Options, Rights, and Warrants

A Fund may purchase call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

83

Notes to Financial Statements (Continued)

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required

84

Notes to Financial Statements (Continued)

generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2014, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA

85

Notes to Financial Statements (Continued)

counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

The following table is a summary of the Fund(s) open reverse repurchase transactions which are subject to an MRA on a net basis at December 31, 2014:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral*	Cash Collateral Pledged	Net Amount
Inflation-Protected and Income Fund
Banque Paribas	$(117,685,378)	$75,732,931	$1,435,000	$(40,517,447)
Barclays Bank PLC	(14,293,625)	14,293,625	-	-
Daiwa Securities	(38,422,075)	16,198,380	-	(22,223,695)
Goldman Sachs & Co.	(79,202,361)	79,057,331	145,030	-
HSBC Finance Corp.	(127,849,100)	73,384,445	1,450,000	(53,014,655)
Morgan Stanley	(21,794,579)	21,516,579	278,000	-

	$(399,247,118)	$280,183,291	$3,308,030	$(115,755,797)

*	Collateral with a value of $297,656,797 has been pledged in connection with open reverse repurchase transactions. Collateral for reverse repurchase transactions received from Daiwa Capital Markets America, Inc. amounted to $137,216 in securities at December 31, 2014. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

The Fund(s) listed in the following table had open reverse repurchase transactions at December 31, 2014:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 10/03/14, 0.180%, to be repurchased on demand until 1/07/15 at value plus accrued interest.	$39,187,378
Agreement with Banque Paribas, dated 10/08/14, 0.170%, to be repurchased on demand until 1/08/15 at value plus accrued interest.	71,425,000
Agreement with Banque Paribas, dated 11/04/14, 0.200%, to be repurchased on demand until 2/03/15 at value plus accrued interest.	7,073,000
Agreement with Barclays Bank PLC, dated 10/07/14, 0.240%, to be repurchased on demand until 1/07/15 at value plus accrued interest.	14,293,625
Agreement with Daiwa Securities, dated 10/02/14, 0.160%, to be repurchased on demand until 1/06/15 at value plus accrued interest.	28,910,200
Agreement with Daiwa Securities, dated 11/25/14, 0.230%, to be repurchased on demand until 1/06/15 at value plus accrued interest.	9,511,875
Agreement with Goldman Sachs & Co., dated 10/15/14, 0.190%, to be repurchased on demand until 1/13/15 at value plus accrued interest.	16,419,792
Agreement with Goldman Sachs & Co., dated 11/20/14, 0.210%, to be repurchased on demand until 2/11/15 at value plus accrued interest.	62,782,569
Agreement with HSBC Finance Corp., dated 10/07/14, 0.160%, to be repurchased on demand until 1/06/15 at value plus accrued interest.	67,669,725
Agreement with HSBC Finance Corp., dated 11/05/14, 0.170%, to be repurchased on demand until 1/06/15 at value plus accrued interest.	14,595,000
Agreement with HSBC Finance Corp., dated 11/05/14, 0.180%, to be repurchased on demand until 2/04/15 at value plus accrued interest.	35,035,000

86

Notes to Financial Statements (Continued)

Description	Value
Inflation-Protected and Income Fund (Continued)
Agreement with HSBC Finance Corp., dated 11/19/14, 0.200%, to be repurchased on demand until 2/04/15 at value plus accrued interest.	$10,549,375
Agreement with Morgan Stanley, dated 10/02/14, 0.190%, to be repurchased on demand until 1/06/15 at value plus accrued interest.	20,638,588
Agreement with Morgan Stanley, dated 11/04/14, 0.220%, to be repurchased on demand until 2/03/15 at value plus accrued interest.	1,155,991

$399,247,118

Average balance outstanding	$347,831,864
Maximum balance outstanding	$399,247,118
Average interest rate	0.15%
Weighted average maturity	55 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase transactions.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in the Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the Borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities. At December 31, 2014, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

87

Notes to Financial Statements (Continued)

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the year ended December 31, 2014, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Small Cap Equity Fund	$101,483	$20,300	$81,183
Strategic Emerging Markets Fund	44,687	10,992	33,695

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition,

88

Notes to Financial Statements (Continued)

fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the Small Cap Equity Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
Short-Duration Bond Fund	0.40% on the first $300 million; and
0.35% on any excess over $300 million
Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Strategic Emerging Markets Fund	1.05% on the first $500 million; and
1.00% on any excess over $500 million

89

Notes to Financial Statements (Continued)

MassMutual served as the Funds’ investment adviser, at the same annual rates as noted above, pursuant to the investment advisory agreements through March 31, 2014.

MML Advisers has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MML Advisers based upon each Fund’s average daily net assets, at the following annual rates:

High Yield Fund	0.20%
Inflation-Protected and Income Fund	0.08%
Short-Duration Bond Fund	0.08%

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MML Advisers and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect to any Fund shall be considered the acts and omissions of Babson Capital.

MML Advisers has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Equity Fund and the Strategic Emerging Markets Fund. These agreements provide that OFI manage the investment and reinvestment of the assets of the Funds. OFI receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Small Cap Equity Fund	0.25%
Strategic Emerging Markets Fund	0.70%

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Administration Fees

For the High Yield Fund, Short-Duration Bond Fund, and Strategic Emerging Markets Fund, under separate administrative and shareholder services agreements between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary administrative and shareholder services and bear some of the class specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.10%	0.10%
Strategic Emerging Markets Fund	0.25%	0.25%

MassMutual served as the Funds’ administrator, at the same annual rates as noted above, pursuant to the administrative and shareholder services agreements through March 31, 2014.

90

Notes to Financial Statements (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
High Yield Fund*	0.69%	0.94%
Short-Duration Bond Fund*	0.55%	0.80%
Strategic Emerging Markets Fund*	1.40%	1.65%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2015.

MML Advisers has agreed to waive, through April 30, 2015, 0.10% of the advisory fee for the High Yield Fund.

Prior to April 1, 2014, expense caps were with MassMutual.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

91

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2014, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
High Yield Fund	$-	$118,263,453	$-	$120,082,745
Inflation-Protected and Income Fund	340,427,295	148,377,311	265,525,194	111,333,816
Short-Duration Bond Fund	124,074,596	57,019,510	81,068,714	51,416,641
Small Cap Equity Fund	-	71,289,556	-	75,842,616
Strategic Emerging Markets Fund	-	42,250,161	-	42,238,512

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
High Yield Fund Class II

Sold	2,056,883	$22,487,090	3,443,840	$37,694,910
Issued as reinvestment of dividends	1,325,082	14,052,559	970,963	10,526,883
Redeemed	(3,445,222)	(37,394,129)	(3,879,285)	(42,818,303)

Net increase (decrease)	(63,257)	$(854,480)	535,518	$5,403,490

High Yield Fund Service Class I
Sold	861,593	$9,367,450	807,043	$8,884,361
Issued as reinvestment of dividends	256,448	2,708,672	163,779	1,770,919
Redeemed	(592,221)	(6,349,980)	(490,437)	(5,383,596)

Net increase (decrease)	525,820	$5,726,142	480,385	$5,271,684

Inflation-Protected and Income Fund Initial Class
Sold	13,372,272	$139,115,234	6,475,706	$69,760,570
Issued as reinvestment of dividends	1,570,956	16,198,989	1,321,737	14,688,930
Redeemed	(5,925,753)	(61,883,115)	(7,043,287)	(78,761,475)

Net increase (decrease)	9,017,475	$93,431,108	754,156	$5,688,025

Inflation-Protected and Income Fund Service Class
Sold	408,141	$4,220,012	803,468	$8,666,964
Issued as reinvestment of dividends	245,133	2,522,012	229,504	2,554,178
Redeemed	(749,721)	(7,822,053)	(1,341,288)	(14,666,858)

Net increase (decrease)	(96,447)	$(1,080,029)	(308,316)	$(3,445,716)

Short-Duration Bond Fund Class II
Sold	3,060,083	$30,410,522	6,560,827	$65,940,311
Issued as reinvestment of dividends	441,859	4,368,252	447,464	4,469,667
Redeemed	(6,230,052)	(61,924,543)	(3,808,654)	(38,274,408)

Net increase (decrease)	(2,728,110)	$(27,145,769)	3,199,637	$32,135,570

92

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount
Short-Duration Bond Fund Service Class I
Sold	1,027,500	$10,194,157	961,121	$9,633,479
Issued as reinvestment of dividends	50,890	502,758	47,075	469,927
Redeemed	(792,308)	(7,860,114)	(887,563)	(8,902,121)

Net increase (decrease)	286,082	$2,836,801	120,633	$1,201,285

Small Cap Equity Fund Initial Class
Sold	376,596	$4,057,996	498,780	$5,102,244
Issued as reinvestment of dividends	1,385,754	13,986,608	1,162,090	11,520,135
Redeemed	(1,415,515)	(15,179,834)	(1,535,809)	(15,742,059)

Net increase (decrease)	346,835	$2,864,770	125,061	$880,320

Small Cap Equity Fund Service Class
Sold	253,013	$2,723,427	194,709	$1,984,366
Issued as reinvestment of dividends	123,415	1,232,351	79,754	783,946
Redeemed	(140,077)	(1,501,870)	(87,154)	(903,364)

Net increase (decrease)	236,351	$2,453,908	187,309	$1,864,948

Strategic Emerging Markets Fund Class II
Sold	1,843,003	$18,572,889	5,118,051	$51,553,201
Issued as reinvestment of dividends	26,022	286,757	-	-
Redeemed	(1,931,572)	(20,586,173)	(430,284)	(4,505,164)

Net increase (decrease)	(62,547)	$(1,726,527)	4,687,767	$47,048,037

Strategic Emerging Markets Fund Service Class I
Sold	224,378	$2,287,717	253,767	$2,571,145
Issued as reinvestment of dividends	387	4,290	-	-
Redeemed	(171,174)	(1,746,060)	(169,163)	(1,701,176)

Net increase (decrease)	53,591	$545,947	84,604	$869,969

6.	Federal Income Tax Information

At December 31, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
High Yield Fund	$144,041,391	$2,403,045	$(7,105,185)	$(4,702,140)
Inflation-Protected and Income Fund	850,813,209	13,487,913	(18,262,966)	(4,775,053)
Short-Duration Bond Fund	192,032,915	3,162,000	(5,290,988)	(2,128,988)
Small Cap Equity Fund	103,561,703	25,777,356	(1,699,409)	24,077,947
Strategic Emerging Markets Fund	105,634,978	7,828,834	(12,714,885)	(4,886,051)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

93

Notes to Financial Statements (Continued)

At December 31, 2014, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

Expiring 2017
Small Cap Equity Fund	$3,561,130

At December 31, 2014, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Inflation-Protected and Income Fund	$98,481	$-
Short-Duration Bond Fund	-	119,537
Strategic Emerging Markets Fund	78,461	829,769

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
High Yield Fund	$13,566,477	$3,194,754	$-
Inflation-Protected and Income Fund	10,462,032	8,258,969	-
Short-Duration Bond Fund	4,843,503	27,507	-
Small Cap Equity Fund	6,030,432	9,188,527	-
Strategic Emerging Markets Fund	291,047	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
High Yield Fund	$10,637,041	$1,660,761	$-
Inflation-Protected and Income Fund	7,085,793	10,157,315	-
Short-Duration Bond Fund	4,740,036	199,558	-
Small Cap Equity Fund	1,909,420	10,394,661	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2014:

Amount
Strategic Emerging Markets Fund	$112,911

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2014, temporary book and tax accounting differences were

94

Notes to Financial Statements (Continued)

primarily attributable to investments in forward contracts, futures contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, defaulted bond income accruals, partnership investments, and deferred Trustee compensation.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
High Yield Fund	$479,194	$331,142	$(11,845)	$(4,702,140)
Inflation-Protected and Income Fund	60,909	(98,481)	(272,893)	(4,785,041)
Short-Duration Bond Fund	120,924	(119,537)	(27,066)	(2,376,058)
Small Cap Equity Fund	1,129,627	16,757,388	(27,365)	24,077,947
Strategic Emerging Markets Fund	1,144,204	(908,230)	(6,109)	(5,122,593)

During the year ended December 31, 2014, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
High Yield Fund	$(2,504)	$(79,664)	$82,168
Inflation-Protected and Income Fund	1,595	(2,261,874)	2,260,279
Short-Duration Bond Fund	373	(1,448,108)	1,447,735
Small Cap Equity Fund	6,016	(29,633)	23,617
Strategic Emerging Markets Fund	75	(91,457)	91,382

The Funds did not have any unrecognized tax benefits at December 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8. New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim

95

Notes to Financial Statements (Continued)

periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9. Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amount sought to be recovered from the Small Cap Equity Fund, plus interest and the Official Committee’s court costs, is approximately $93,500.

The Fund cannot predict the outcome of this proceeding. Accordingly, the Fund has not accrued any amounts related to these proceedings. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

10. Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2014, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

96

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, and MML Strategic Emerging Markets Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2014, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2015

97

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2014; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 72	Chairman Trustee	Since 2012 Since 2012	Retired.	89	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 66	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation.	89	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 56	Trustee Chairman	Since 2005 (2006-2012)	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	89	Director (since 2011), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 60	Trustee	Since 2005	Retired.	89	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

98

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 68	Trustee	Since 2012	Retired.	89	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 72	Trustee	Since 2012	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 63	Trustee	Since 2005	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	89	Director (since 2014), Flexion Therapeutics; Director (since 2014), InVivo Therapeutics; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 62	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	91^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

99

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 69	Trustee	Since 2012	Retired.	91^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 59	Trustee Vice Chairperson	Since 2011 (2011- 2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	89	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffrey M. Dube Age: 46	President	Since 2014	Vice President (since 2012), Assistant Vice President (2011-2012), Managing Director (2009-2011), MassMutual; President (since 2014), MML Series Investment Fund (open-end investment company).	36

Michael C. Eldredge Age: 50	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	89

Andrew M. Goldberg Age: 48	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2005- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	89

100

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Brian K. Haendiges Age: 54	Vice President	Since 2014	Vice President (since 2014) MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company).	89

Nicholas H. Palmerino Age: 49	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	89

Philip S. Wellman Age: 50	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	89

Eric H. Wietsma Age: 48	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	89

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attained the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

101

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund’s year ended December 31, 2014, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Small Cap Equity Fund	10.99%

For the year ended December 31, 2014, the following Fund earned the following foreign sources of income:

Amount
Strategic Emerging Markets Fund	$1,837,239

102

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in November 2014, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or subadvisers, reviewed and approved a proposal to revise the management fee breakpoints of the Short-Duration Bond Fund (the “Fund”). In arriving at their decision, the Trustees considered materials provided by MML Advisers, including a revised profitability schedule for the Fund. In their deliberations, the Trustees were advised by independent counsel.

The amendment to the management agreement for the Fund is expected to become effective on May 1, 2015.

103

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2014:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
High Yield Fund
Class II	$1,000	0.69%	$951.20	$3.39	$1,021.70	$3.52
Service Class I	1,000	0.94%	949.20	4.62	1,020.50	4.79
Inflation-Protected and Income Fund
Initial Class	1,000	0.59%	974.90	2.94	1,022.20	3.01
Service Class	1,000	0.84%	973.60	4.18	1,021.00	4.28
Short-Duration Bond Fund
Class II	1,000	0.55%	1,003.60	2.78	1,022.40	2.80
Service Class I	1,000	0.80%	1,001.70	4.04	1,021.20	4.08
Small Cap Equity Fund
Initial Class	1,000	0.68%	1,071.90	3.55	1,021.80	3.47
Service Class	1,000	0.93%	1,070.60	4.85	1,020.50	4.74
Strategic Emerging Markets Fund
Class II	1,000	1.40%	895.90	6.69	1,018.10	7.12
Service Class I	1,000	1.65%	894.70	7.88	1,016.90	8.39

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

104

Underwriter:

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082

© 2015 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	CRN201603-190349

Item 2. Code of Ethics.

As of December 31, 2014, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2014, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2014 and 2013 were $291,712 and $294,615, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2014 and 2013. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2014 and 2013.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2014 and 2013 were $82,163 and $51,194, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2014 and 2013.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2014 and 2013. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2014 and 2013.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2014 and 2013 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2014 and 2013 were $1,923,158 and $814,179, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Jeffrey M. Dube
Jeffrey M. Dube, President and Principal Executive Officer

Date	2/25/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jeffrey M. Dube
Jeffrey M. Dube, President and Principal Executive Officer

Date	2/25/15

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/25/15